UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21497

AB CORPORATE SHARES

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: April 30, 2023

Date of reporting period: October 31, 2022

ITEM 1.	REPORTS TO STOCKHOLDERS.

OCT    10.31.22

SEMI-ANNUAL REPORT

AB CORPORATE INCOME SHARES

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We’re pleased to provide this report for AB Corporate Income Shares (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

At AB, we’re striving to help our clients achieve better outcomes by:

+	Fostering diverse perspectives that give us a distinctive approach to navigating global capital markets

+	Applying differentiated investment insights through a connected global research network

+	Embracing innovation to design better ways to invest and leading-edge mutual-fund solutions

Whether you’re an individual investor or a multibillion-dollar institution, we’re putting our knowledge and experience to work for you every day.

For more information about AB’s comprehensive range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in AB mutual funds—and for placing your trust in our firm.

Sincerely,

Onur Erzan

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB CORPORATE INCOME SHARES | 1

SEMI-ANNUAL REPORT

December 13, 2022

This report provides management’s discussion of fund performance for AB Corporate Income Shares for the semi-annual reporting period ended October 31, 2022. Please note, shares of this Fund are available only to separately managed accounts or participants in “wrap fee” programs or other investment programs approved by the Adviser.

The Fund’s investment objective is to earn high current income.

NAV RETURNS AS OF OCTOBER 31, 2022 (unaudited)

	6 Months	12 Months

AB CORPORATE INCOME SHARES	-8.44%	-20.00%

Bloomberg US Credit Bond Index	-7.57%	-18.91%

INVESTMENT RESULTS

The table above shows the Fund’s performance compared to its benchmark, the Bloomberg US Credit Bond Index, for the six- and 12-month periods ended October 31, 2022.

During both periods, the Fund underperformed the benchmark. Over the six-month period, security selection was the largest detractor, relative to the benchmark, as losses within technology, real estate investment trusts (“REITs”), banking, electric and finance were partially offset by a gain within consumer cyclical–other. Yield-curve positioning also detracted, mostly due to positioning on the three- to six-year parts of the curve and maturities 10 years and longer, while gains in maturities three years and under, and on the six- to 10-year parts of the curve, partially offset losses. Industry allocation hampered returns, from overweights to consumer cyclical–other and REITs, which were offset by gains from overweights to technology and energy, and an underweight to US municipal bonds.

During the 12-month period, security selection detracted the most. Losses within banking, technology, energy, finance and REITs were partially offset by gains from selection within insurance and consumer cyclical–other. Industry allocation also detracted, mostly from an underweight to supranationals and an overweight to media. Yield-curve positioning on the four- to seven-year parts of the curve detracted, offset by gains on the one- to three-year parts of the curve.

The Fund utilized derivatives in the form of futures and interest rate swaps for hedging purposes, and credit default swaps for investment purposes, which had no material impact on absolute returns for either period.

2 | AB CORPORATE INCOME SHARES	abfunds.com

MARKET REVIEW AND INVESTMENT STRATEGY

Fixed-income government bond market yields rose, and bond prices fell sharply in most markets except Japan during the six-month period ended October 31, 2022. Major central banks escalated the process of raising interest rates and ending bond purchases. Relative developed-market government bond returns were led by Japan and trailed significantly in the UK. Securitized assets generally outperformed corporate bonds. Global investment-grade corporate bonds—which typically have longer maturities and are more sensitive to changes in yields than high-yield corporates—trailed US Treasuries in the US and outperformed eurozone treasuries. High-yield corporate bonds outperformed government bonds in the US and eurozone. Emerging-market hard-currency sovereign and corporate bonds underperformed developed-market treasuries and corporates. Emerging-market local-currency bonds underperformed as the US dollar advanced against all major developed-market currencies and the vast majority of emerging-market currencies. Brent crude oil prices fell as global growth and demand began to slow.

The Fund’s Senior Investment Management Team (the “Team”) continues to seek attractively priced securities through top-down and bottom-up research, while mitigating overall risk. The Team invests primarily in single-sector, investment-grade issues of global corporates, but has leeway to invest in below investment-grade bonds as well.

INVESTMENT POLICIES

The Fund invests, under normal circumstances, at least 80% of its net assets in US corporate bonds. The Fund may also invest in US government securities (other than US government securities that are mortgage-backed or asset-backed securities), repurchase agreements and forward contracts relating to US government securities. The Fund normally invests all of its assets in securities that are rated, at the time of purchase, at least BBB- or the equivalent by any nationally recognized statistical rating organization. The Fund will not invest in unrated corporate debt securities. The Fund has the flexibility to invest in long- and short-term fixed-income securities. In making decisions about whether to buy or sell securities, the Adviser will consider, among other things, the strength of certain sectors of the fixed-income market relative to others, interest rates and other general market conditions and the credit quality of individual issuers.

(continued on next page)

abfunds.com	AB CORPORATE INCOME SHARES | 3

The Fund also may: invest in convertible debt securities; invest up to 10% of its assets in inflation-indexed securities; invest up to 5% of its net assets in preferred stock; purchase and sell interest rate futures contracts and options; enter into swap transactions; invest in zero-coupon securities and “payment-in-kind” debentures; make secured loans of portfolio securities; and invest in US dollar-denominated fixed-income securities issued by non-US companies.

4 | AB CORPORATE INCOME SHARES	abfunds.com

DISCLOSURES AND RISKS

Benchmark Disclosure

The Bloomberg US Credit Bond Index is unmanaged and does not reflect fees and expenses associated with the active management of a fund. The Bloomberg US Credit Bond Index represents the performance of the US credit securities within the US fixed-income market. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the stock or bond market fluctuates. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness) and regional and global conflicts, that affect large portions of the market.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and any accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

Interest-Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest-rate risk is generally greater for fixed-income securities with longer maturities or durations. The Fund may be subject to greater risk of rising interest rates than would normally be the case due to the end of a recent period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

abfunds.com	AB CORPORATE INCOME SHARES | 5

DISCLOSURES AND RISKS (continued)

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Derivatives Risk: Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Fund.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling (800) 227 4618. The investment return and principal value of an investment in the Fund will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Performance assumes reinvestment of distributions and does not account for taxes.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus and/or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

6 | AB CORPORATE INCOME SHARES	abfunds.com

HISTORICAL PERFORMANCE

AVERAGE ANNUAL RETURNS AS OF OCTOBER 31, 2022 (unaudited)

NAV Returns

1 Year	-20.00%

5 Years	0.14%

10 Years	1.83%

AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

SEPTEMBER 30, 2022 (unaudited)

NAV Returns

1 Year	-18.78%

5 Years	0.47%

10 Years	2.09%

The prospectus fee table shows the fees and the total operating expenses of the Fund as 0.00% because the Adviser does not charge any fees or expenses and reimburses Fund operating expenses, except certain extraordinary expenses, taxes, brokerage costs and the interest on borrowings or certain leveraged transactions. Participants in a wrap fee program or other investment program eligible to invest in the Fund pay fees to the program sponsor and should review the program brochure or other literature provided by the sponsor for a discussion of fees and expenses charged.

abfunds.com	AB CORPORATE INCOME SHARES | 7

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you may incur various ongoing non-operating and extraordinary costs. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value May 1, 2022	Ending Account Value October 31, 2022	Expenses Paid During Period*			Annualized Expense Ratio*
Actual	$1,000	$915.60	$	– 0	–	0.00%
Hypothetical**	$1,000	$1,025.21	$	– 0	–	0.00%

*

Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Fund’s operating expenses are borne by the Adviser or its affiliates.

**	Assumes 5% annual return before expenses.

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PORTFOLIO SUMMARY

October 31, 2022 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $147.3

1

The Fund’s security type breakdown is expressed as a percentage of total investments and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

abfunds.com	AB CORPORATE INCOME SHARES | 9

PORTFOLIO OF INVESTMENTS

October 31, 2022 (unaudited)

	Principal Amount (000)	U.S. $ Value

CORPORATES - INVESTMENT GRADE – 95.6%
Industrial – 55.8%
Basic – 4.4%
Anglo American Capital PLC 3.875%, 03/16/2029(a)	$221	$187,339
5.625%, 04/01/2030(a)	435	410,433
Celanese US Holdings LLC 5.90%, 07/05/2024	165	162,149
6.05%, 03/15/2025	165	160,499
Celulosa Arauco y Constitucion SA 4.25%, 04/30/2029(a)	246	210,299
4.50%, 08/01/2024	200	194,663
EI du Pont de Nemours and Co. 1.70%, 07/15/2025	433	396,624
Equate Petrochemical BV 2.625%, 04/28/2028(a)	317	261,890
Freeport Indonesia PT 4.763%, 04/14/2027(a)	240	215,100
5.315%, 04/14/2032(a)	240	200,100
Georgia-Pacific LLC 3.734%, 07/15/2023(a)	828	819,703
Glencore Funding LLC 1.625%, 09/01/2025(a)	521	463,508
4.625%, 04/29/2024(a)	175	172,225
Inversiones CMPC SA 3.85%, 01/13/2030(a)	210	174,864
LyondellBasell Industries NV 4.625%, 02/26/2055	792	567,230
Mosaic Co. (The) 5.625%, 11/15/2043	170	148,726
Nucor Corp. 4.30%, 05/23/2027	246	234,487
Reliance Steel & Aluminum Co. 4.50%, 04/15/2023	838	834,078
Sealed Air Corp. 1.573%, 10/15/2026(a)	545	456,764
Westlake Corp. 3.375%, 08/15/2061	430	237,700

		6,508,381

Capital Goods – 2.7%
Caterpillar Financial Services Corp. 0.65%, 07/07/2023	860	835,464
CNH Industrial Capital LLC 1.95%, 07/02/2023	310	302,765
3.95%, 05/23/2025	177	169,605
5.45%, 10/14/2025	303	299,818

10 | AB CORPORATE INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Eaton Corp. 4.70%, 08/23/2052	$335	$285,011
John Deere Capital Corp. 4.85%, 10/11/2029	223	219,227
Northrop Grumman Corp. 3.25%, 08/01/2023	840	828,484
Waste Management, Inc. 4.15%, 04/15/2032	450	414,162
Westinghouse Air Brake Technologies Corp. 4.40%, 03/15/2024	602	590,369

		3,944,905

Communications - Media – 5.7%
Charter Communications Operating LLC/Charter Communications Operating Capital 3.50%, 06/01/2041	495	312,142
3.70%, 04/01/2051	225	134,998
5.125%, 07/01/2049	299	220,725
5.25%, 04/01/2053	300	226,131
5.375%, 05/01/2047	519	400,123
Comcast Corp. 2.937%, 11/01/2056	522	302,368
3.25%, 11/01/2039	558	404,829
4.65%, 07/15/2042	278	232,010
Discovery Communications LLC 4.65%, 05/15/2050	59	38,650
5.20%, 09/20/2047	468	332,664
5.30%, 05/15/2049	82	59,119
FactSet Research Systems, Inc. 2.90%, 03/01/2027	515	460,307
Fox Corp. 3.05%, 04/07/2025	23	21,732
5.576%, 01/25/2049	346	288,858
Interpublic Group of Cos., Inc. (The) 3.375%, 03/01/2041	340	219,569
Meta Platforms, Inc. 4.65%, 08/15/2062(a)	515	381,048
Netflix, Inc. 4.875%, 04/15/2028	705	670,124
Omnicom Group, Inc./Omnicom Capital, Inc. 3.65%, 11/01/2024	767	740,048
Paramount Global 4.20%, 05/19/2032	225	180,164
Prosus NV 3.257%, 01/19/2027(a)	237	195,525
3.68%, 01/21/2030(a)	210	153,799
Tencent Holdings Ltd. 2.39%, 06/03/2030(a)	397	288,768

abfunds.com	AB CORPORATE INCOME SHARES | 11

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Thomson Reuters Corp. 5.65%, 11/23/2043	$220	$195,479
Time Warner Cable Enterprises LLC 8.375%, 03/15/2023	967	978,768
Walt Disney Co. (The) 4.00%, 10/01/2023	40	39,720
6.40%, 12/15/2035	161	170,420
8.875%, 04/26/2023	105	106,833
Warnermedia Holdings, Inc. 5.05%, 03/15/2042(a)	305	223,001
Weibo Corp. 3.50%, 07/05/2024	373	350,923

		8,328,845

Communications - Telecommunications – 0.6%
AT&T, Inc. 3.50%, 09/15/2053	179	115,054
6.55%, 01/15/2028	100	101,147
Corning, Inc. 4.75%, 03/15/2042	455	377,618
Rogers Communications, Inc. 4.50%, 03/15/2043	4	3,057
Verizon Communications, Inc. 1.75%, 01/20/2031	400	297,400

		894,276

Consumer Cyclical - Automotive – 0.9%
General Motors Co. 5.95%, 04/01/2049	115	97,151
General Motors Financial Co., Inc. 4.15%, 06/19/2023	116	115,013
6.05%, 10/10/2025	303	300,658
Harley-Davidson Financial Services, Inc. 3.05%, 02/14/2027(a)	831	709,117
Hyundai Capital America 5.875%, 04/07/2025(a)	160	158,841

		1,380,780

Consumer Cyclical - Entertainment – 0.2%
Hasbro, Inc. 5.10%, 05/15/2044	355	277,351

Consumer Cyclical - Other – 1.2%
Las Vegas Sands Corp. 2.90%, 06/25/2025	685	619,418
3.90%, 08/08/2029	390	314,633
Lennar Corp. 4.50%, 04/30/2024	395	388,644

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Marriott International, Inc./MD Series EE 5.75%, 05/01/2025	$366	$369,591
MDC Holdings, Inc. 6.00%, 01/15/2043	140	106,551

		1,798,837

Consumer Cyclical - Restaurants – 0.5%
McDonald’s Corp. 3.625%, 09/01/2049	215	152,181
4.45%, 09/01/2048	185	150,620
4.60%, 05/26/2045	280	231,271
4.70%, 12/09/2035	220	200,493

		734,565

Consumer Cyclical - Retailers – 1.6%
AutoNation, Inc. 3.85%, 03/01/2032	515	401,731
AutoZone, Inc. 3.125%, 04/21/2026	795	740,622
Lowe’s Cos., Inc. 5.80%, 09/15/2062	565	505,828
Ross Stores, Inc. 4.70%, 04/15/2027	160	153,120
4.80%, 04/15/2030	115	106,110
5.45%, 04/15/2050	175	150,318
Walmart, Inc. 3.95%, 06/28/2038	320	279,354

		2,337,083

Consumer Non-Cyclical – 13.0%
AbbVie, Inc. 4.05%, 11/21/2039	80	64,439
4.40%, 11/06/2042	350	286,587
Altria Group, Inc. 3.40%, 05/06/2030	180	146,250
4.00%, 02/04/2061	300	178,857
5.95%, 02/14/2049	180	146,043
AmerisourceBergen Corp. 0.737%, 03/15/2023	277	272,524
4.25%, 03/01/2045	165	126,847
4.30%, 12/15/2047	295	227,722
Amgen, Inc. 4.40%, 02/22/2062	570	433,542
4.875%, 03/01/2053	335	284,130
Anheuser-Busch InBev Worldwide, Inc. 4.95%, 01/15/2042	310	274,437

abfunds.com	AB CORPORATE INCOME SHARES | 13

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

BAT Capital Corp. 2.259%, 03/25/2028	$307	$242,941
4.39%, 08/15/2037	323	234,191
4.906%, 04/02/2030	394	344,407
5.65%, 03/16/2052	195	147,543
7.75%, 10/19/2032	112	114,480
BAT International Finance PLC 4.448%, 03/16/2028	395	350,523
Baxalta, Inc. 4.00%, 06/23/2025	765	741,591
Baxter International, Inc. 0.868%, 12/01/2023	545	520,361
Bristol-Myers Squibb Co. 3.625%, 05/15/2024	833	817,306
3.70%, 03/15/2052	480	356,342
3.90%, 03/15/2062	485	354,700
Cardinal Health, Inc. 4.50%, 11/15/2044	305	229,043
4.90%, 09/15/2045	305	245,513
Cargill, Inc. 3.625%, 04/22/2027(a)	560	527,615
4.375%, 04/22/2052(a)	350	284,519
5.125%, 10/11/2032(a)	166	161,988
Cigna Corp. 3.00%, 07/15/2023	71	70,032
4.80%, 08/15/2038	530	467,009
7.875%, 05/15/2027	53	57,441
CommonSpirit Health 4.35%, 11/01/2042	44	34,196
Constellation Brands, Inc. 4.35%, 05/09/2027	355	339,256
CVS Health Corp. 3.875%, 07/20/2025	308	297,356
4.78%, 03/25/2038	621	538,463
5.125%, 07/20/2045	315	270,242
Gilead Sciences, Inc. 0.75%, 09/29/2023	203	195,357
2.80%, 10/01/2050	175	106,769
3.65%, 03/01/2026	781	740,224
Hershey Co. (The) 0.90%, 06/01/2025	898	810,741
3.125%, 11/15/2049	245	165,755
Johnson & Johnson 5.85%, 07/15/2038	240	251,630
McKesson Corp. 1.30%, 08/15/2026	926	796,166

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Merck & Co., Inc. 2.90%, 12/10/2061	$205	$124,673
Molson Coors Brewing Co. 4.20%, 07/15/2046	210	154,711
Mylan, Inc. 4.20%, 11/29/2023	682	669,144
Newell Brands, Inc. 6.375%, 09/15/2027	320	313,338
Ochsner LSU Health System of North Louisiana Series 2021 2.51%, 05/15/2031	264	197,448
PepsiCo, Inc. 0.40%, 10/07/2023	787	754,662
3.90%, 07/18/2032	330	305,692
Pilgrim’s Pride Corp. 3.50%, 03/01/2032(a)	400	307,020
Sysco Corp. 2.45%, 12/14/2031	425	331,657
3.15%, 12/14/2051	460	286,856
6.60%, 04/01/2050	227	232,675
Thermo Fisher Scientific, Inc. 0.797%, 10/18/2023	1,258	1,207,479
Wyeth LLC 5.95%, 04/01/2037	240	250,231
Zimmer Biomet Holdings, Inc. 1.45%, 11/22/2024	803	740,719

		19,131,383

Energy – 8.1%
BP Capital Markets America, Inc. 2.939%, 06/04/2051	485	299,531
3.00%, 02/24/2050	660	417,153
Conocophillips Co. 3.80%, 03/15/2052	405	303,207
Continental Resources, Inc./OK 2.875%, 04/01/2032(a)	304	222,306
4.90%, 06/01/2044	495	352,613
5.75%, 01/15/2031(a)	221	201,086
Devon Energy Corp. 5.60%, 07/15/2041	355	324,239
Diamondback Energy, Inc. 6.25%, 03/15/2033	318	319,425
Ecopetrol SA 5.875%, 09/18/2023	64	62,816
5.875%, 05/28/2045	25	15,221
Enable Midstream Partners LP 5.00%, 05/15/2044	41	31,169

abfunds.com	AB CORPORATE INCOME SHARES | 15

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Enbridge Energy Partners LP 7.375%, 10/15/2045	$286	$302,579
Energy Transfer LP 3.90%, 07/15/2026	440	406,314
5.35%, 05/15/2045	135	107,135
6.25%, 04/15/2049	473	412,868
Eni SpA 5.70%, 10/01/2040(a)	420	366,295
Enterprise Products Operating LLC 3.70%, 01/31/2051	130	87,955
4.20%, 01/31/2050	437	321,510
4.45%, 02/15/2043	195	154,261
4.80%, 02/01/2049	85	68,652
4.90%, 05/15/2046	45	36,898
EOG Resources, Inc. 4.375%, 04/15/2030	74	70,228
EQT Corp. 5.70%, 04/01/2028	131	127,494
Exxon Mobil Corp. 4.114%, 03/01/2046	514	412,428
4.327%, 03/19/2050	220	182,728
Flex Intermediate Holdco LLC 3.363%, 06/30/2031(a)	215	163,282
4.317%, 12/30/2039(a)	215	147,103
Kinder Morgan, Inc. 5.55%, 06/01/2045	485	419,229
Marathon Oil Corp. 6.60%, 10/01/2037	305	300,886
Marathon Petroleum Corp. 5.125%, 12/15/2026	1,038	1,020,437
6.50%, 03/01/2041	165	160,938
MPLX LP 4.95%, 09/01/2032	335	303,440
4.95%, 03/14/2052	300	232,428
5.20%, 03/01/2047	231	184,624
5.20%, 12/01/2047	144	115,201
ONEOK Partners LP 6.125%, 02/01/2041	430	379,978
Pioneer Natural Resources Co. 2.15%, 01/15/2031	560	433,966
Sabine Pass Liquefaction LLC 5.625%, 04/15/2023	217	217,004
Suncor Energy, Inc. 6.50%, 06/15/2038	305	299,971
6.85%, 06/01/2039	215	216,552
Targa Resources Corp. 6.25%, 07/01/2052	495	442,728

16 | AB CORPORATE INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Tengizchevroil Finance Co. International Ltd. 3.25%, 08/15/2030(a)	$265	$169,467
TransCanada PipeLines Ltd. 6.20%, 10/15/2037	67	65,377
7.625%, 01/15/2039	88	96,145
Valero Energy Corp. 7.50%, 04/15/2032	308	334,901
Western Midstream Operating LP 4.65%, 07/01/2026	81	76,575
5.45%, 04/01/2044	149	120,624
Williams Cos., Inc. (The) 3.50%, 10/15/2051	540	346,232
6.30%, 04/15/2040	130	125,529

		11,978,728

Services – 2.7%
Alibaba Group Holding Ltd. 2.125%, 02/09/2031	400	286,092
2.70%, 02/09/2041	300	156,489
Amazon.com, Inc. 4.10%, 04/13/2062	280	214,679
4.25%, 08/22/2057	170	136,774
Block Financial LLC 2.50%, 07/15/2028	430	353,163
Booking Holdings, Inc. 4.625%, 04/13/2030	800	754,440
Expedia Group, Inc. 6.25%, 05/01/2025(a)	33	32,981
Global Payments, Inc. 2.90%, 11/15/2031	545	416,767
5.40%, 08/15/2032	551	509,289
Mastercard, Inc. 2.00%, 03/03/2025	804	755,607
Moody’s Corp. 5.25%, 07/15/2044	135	120,488
S&P Global, Inc. 2.90%, 03/01/2032(a)	226	186,045
4.25%, 05/01/2029(a)	90	83,987
4.75%, 08/01/2028(a)	20	19,389

		4,026,190

Technology – 13.2%
Analog Devices, Inc. 2.95%, 04/01/2025	36	34,442
Apple, Inc. 2.45%, 08/04/2026	782	719,784
2.65%, 05/11/2050	170	106,860
3.25%, 02/23/2026	840	800,738

abfunds.com	AB CORPORATE INCOME SHARES | 17

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

4.10%, 08/08/2062	$345	$268,344
4.45%, 05/06/2044	871	778,552
Baidu, Inc. 1.625%, 02/23/2027	435	357,348
3.075%, 04/07/2025	265	246,959
Broadcom, Inc. 3.137%, 11/15/2035(a)	466	323,222
3.187%, 11/15/2036(a)	573	390,964
3.419%, 04/15/2033(a)	140	106,770
4.926%, 05/15/2037(a)	452	372,538
CDW LLC/CDW Finance Corp. 2.67%, 12/01/2026	445	384,022
Cisco Systems, Inc. 2.20%, 09/20/2023	773	755,716
Dell International LLC/EMC Corp. 6.02%, 06/15/2026	774	772,816
8.35%, 07/15/2046	42	44,595
Entegris Escrow Corp. 4.75%, 04/15/2029(a)	395	352,715
Fidelity National Information Services, Inc. 0.375%, 03/01/2023	1,295	1,275,562
4.50%, 07/15/2025	73	71,044
HP, Inc. 4.20%, 04/15/2032	390	319,320
5.50%, 01/15/2033	695	618,745
Infor, Inc. 1.75%, 07/15/2025(a)	95	85,181
Intel Corp. 4.75%, 03/25/2050	454	368,789
5.05%, 08/05/2062	675	550,139
International Business Machines Corp. 4.25%, 05/15/2049	570	442,132
4.90%, 07/27/2052	660	556,578
KLA Corp. 4.95%, 07/15/2052	500	436,205
Kyndryl Holdings, Inc. 2.05%, 10/15/2026	1,080	846,806
Lam Research Corp. 3.75%, 03/15/2026	142	136,256
Micron Technology, Inc. 6.75%, 11/01/2029	359	359,169
Microsoft Corp. 2.00%, 08/08/2023	848	832,244
2.40%, 08/08/2026	864	799,433
3.95%, 08/08/2056	225	179,060
NXP BV/NXP Funding LLC 5.55%, 12/01/2028	1,176	1,127,760

18 | AB CORPORATE INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

NXP BV/NXP Funding LLC/NXP USA, Inc. 2.70%, 05/01/2025	$24	$22,187
Oracle Corp. 2.50%, 04/01/2025	619	578,647
3.60%, 04/01/2040	436	294,719
3.65%, 03/25/2041	233	157,981
3.85%, 04/01/2060	94	56,722
4.00%, 11/15/2047	537	354,909
5.375%, 07/15/2040	143	119,396
6.125%, 07/08/2039	254	232,382
QUALCOMM, Inc. 1.65%, 05/20/2032	295	221,808
SK Hynix, Inc. 2.375%, 01/19/2031(a)	390	274,536
Skyworks Solutions, Inc. 3.00%, 06/01/2031	259	192,543
Take-Two Interactive Software, Inc. 3.30%, 03/28/2024	263	255,341
Texas Instruments, Inc. 4.10%, 08/16/2052	239	196,434
TSMC Arizona Corp. 4.50%, 04/22/2052	345	283,217
Western Digital Corp. 3.10%, 02/01/2032	430	298,218

		19,359,848

Transportation - Airlines – 0.1%
Delta Air Lines, Inc./SkyMiles IP Ltd. 4.50%, 10/20/2025(a)	131	127,608

Transportation - Services – 0.9%
ENA Master Trust 4.00%, 05/19/2048(a)	370	250,906
ERAC USA Finance LLC 3.85%, 11/15/2024(a)	711	685,276
Penske Truck Leasing Co. Lp/PTL Finance Corp. 3.90%, 02/01/2024(a)	300	292,704
4.20%, 04/01/2027(a)	117	108,437

		1,337,323

		82,166,103

Financial Institutions – 32.1%
Banking – 19.5%
AIB Group PLC 7.583%, 10/14/2026(a)	455	452,393
Banco de Credito del Peru S.A. 3.125%, 07/01/2030(a)	274	240,243

abfunds.com	AB CORPORATE INCOME SHARES | 19

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Banco Santander SA 1.722%, 09/14/2027	$600	$489,606
Bank of America Corp. 2.592%, 04/29/2031	575	454,532
2.884%, 10/22/2030	450	366,912
3.384%, 04/02/2026	390	366,245
3.846%, 03/08/2037	510	409,331
3.97%, 03/05/2029	520	467,184
3.974%, 02/07/2030	390	345,095
4.271%, 07/23/2029	727	660,472
4.827%, 07/22/2026	495	481,239
Bank of Ireland Group PLC 6.253%, 09/16/2026(a)	320	309,245
Barclays PLC 7.385%, 11/02/2028	499	496,535
BBVA Bancomer SA/Texas 5.875%, 09/13/2034(a)	330	274,634
BNP Paribas SA 2.591%, 01/20/2028(a)	450	379,728
4.625%, 02/25/2031(a)	223	154,396
Canadian Imperial Bank of Commerce 3.30%, 04/07/2025	395	375,459
Capital One Financial Corp. 4.985%, 07/24/2026	335	322,689
Citigroup, Inc. 3.875%, 02/18/2026(b)	344	282,245
4.14%, 05/24/2025	345	335,126
Series W 4.00%, 12/10/2025(b)	368	310,228
Series Y 4.15%, 11/15/2026(b)	569	446,085
Credit Suisse Group AG 4.55%, 04/17/2026	790	691,969
6.373%, 07/15/2026(a)	250	233,183
Danske Bank A/S 4.298%, 04/01/2028(a)	250	220,568
Deutsche Bank AG/New York NY 2.311%, 11/16/2027	910	725,425
6.119%, 07/14/2026	173	165,381
Discover Bank 4.682%, 08/09/2028	385	369,581
Federation des Caisses Desjardins du Quebec 4.40%, 08/23/2025(a)	335	321,660
Goldman Sachs Group, Inc. (The) 1.948%, 10/21/2027	340	288,922
4.223%, 05/01/2029	392	354,721

20 | AB CORPORATE INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Series V 4.125%, 11/10/2026(b)	$248	$193,182
HSBC Holdings PLC 2.013%, 09/22/2028	285	224,036
2.206%, 08/17/2029	335	253,910
2.251%, 11/22/2027	355	292,091
3.973%, 05/22/2030	342	282,389
4.583%, 06/19/2029	970	844,424
4.60%, 12/17/2030(b)	267	176,303
4.755%, 06/09/2028	420	378,218
4.762%, 03/29/2033	242	192,366
JPMorgan Chase & Co. 2.947%, 02/24/2028	405	356,599
4.323%, 04/26/2028	560	521,287
4.565%, 06/14/2030	494	453,255
4.912%, 07/25/2033	500	457,650
5.717%, 09/14/2033	320	297,286
8.00%, 04/29/2027	520	570,622
Series Q 5.15%, 05/01/2023(b)	205	199,588
Lloyds Banking Group PLC 4.716%, 08/11/2026	335	316,672
M&T Bank Corp. 3.50%, 09/01/2026(b)	264	197,129
Mitsubishi UFJ Financial Group, Inc. 1.64%, 10/13/2027	828	697,507
4.788%, 07/18/2025	495	485,689
Mizuho Financial Group, Inc. 5.414%, 09/13/2028	560	540,870
Morgan Stanley 3.62%, 04/17/2025	555	536,113
3.622%, 04/01/2031	125	106,580
4.431%, 01/23/2030	440	401,205
4.889%, 07/20/2033	500	456,410
6.296%, 10/18/2028	595	600,385
National Australia Bank Ltd. 3.347%, 01/12/2037(a)	665	494,321
Nationwide Building Society 2.972%, 02/16/2028(a)	404	342,228
PNC Financial Services Group, Inc. (The) Series O 6.46% (LIBOR 3 Month + 3.68%), 02/01/2023(b)(c)	358	357,434
Santander Holdings USA, Inc. 2.49%, 01/06/2028	126	104,097
4.40%, 07/13/2027	393	355,433
Societe Generale SA 2.797%, 01/19/2028(a)	795	658,578

abfunds.com	AB CORPORATE INCOME SHARES | 21

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Standard Chartered PLC 1.456%, 01/14/2027(a)	$345	$285,977
3.971%, 03/30/2026(a)	245	225,322
Synchrony Bank 5.625%, 08/23/2027	250	235,683
Truist Financial Corp. Series Q 5.10%, 03/01/2030(b)	382	335,858
UBS Group AG 4.488%, 05/12/2026(a)	222	210,583
4.703%, 08/05/2027(a)	335	311,188
Wells Fargo & Co. 3.908%, 04/25/2026	553	526,180
4.808%, 07/25/2028	330	312,952
Series BB 3.90%, 03/15/2026(b)	805	683,348
Western Union Co. (The) 2.75%, 03/15/2031	490	358,959
Westpac Banking Corp. 3.02%, 11/18/2036	630	445,190
4.11%, 07/24/2034	475	393,922
5.405%, 08/10/2033	335	292,334

		28,752,385

Brokerage – 1.1%
Charles Schwab Corp. (The) Series G 5.375%, 06/01/2025(b)	158	154,318
Series I 4.00%, 06/01/2026(b)	595	485,306
Jefferies Financial Group, Inc. 5.50%, 10/18/2023	444	442,988
Nomura Holdings, Inc. 5.099%, 07/03/2025	495	484,912

		1,567,524

Finance – 1.8%
Air Lease Corp. 2.875%, 01/15/2026	100	88,921
Aircastle Ltd. 2.85%, 01/26/2028(a)	664	499,162
4.25%, 06/15/2026	21	18,523
5.25%, 08/11/2025(a)	210	196,501
Aviation Capital Group LLC 1.95%, 01/30/2026(a)	274	228,058
1.95%, 09/20/2026(a)	391	314,579
3.50%, 11/01/2027(a)	116	94,505
4.375%, 01/30/2024(a)	220	212,144

22 | AB CORPORATE INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Synchrony Financial 2.875%, 10/28/2031	$368	$260,191
3.95%, 12/01/2027	276	237,562
4.875%, 06/13/2025	267	256,518
5.15%, 03/19/2029	319	285,875

		2,692,539

Insurance – 5.5%
ACE Capital Trust II 9.70%, 04/01/2030	345	430,039
Allstate Corp. (The) Series B 5.75%, 08/15/2053	712	651,088
Berkshire Hathaway, Inc. 2.75%, 03/15/2023	395	392,014
Centene Corp. 2.45%, 07/15/2028	294	241,824
Guardian Life Insurance Co. of America (The) 3.70%, 01/22/2070(a)	210	128,440
Hartford Financial Services Group, Inc. (The) Series ICON 5.03% (LIBOR 3 Month + 2.12%), 02/12/2047(a)(c)	535	440,647
Massachusetts Mutual Life Insurance Co. 5.077%, 02/15/2069(a)	170	138,191
MassMutual Global Funding II 0.60%, 04/12/2024(a)	420	392,591
0.85%, 06/09/2023(a)	270	263,469
Met Tower Global Funding 0.70%, 04/05/2024(a)	705	660,345
MetLife Capital Trust IV 7.875%, 12/15/2037(a)	150	156,174
MetLife, Inc. Series D 5.875%, 03/15/2028(b)	170	153,697
Nationwide Mutual Insurance Co. 9.375%, 08/15/2039(a)	120	148,728
New York Life Insurance Co. 4.45%, 05/15/2069(a)	180	135,713
Nippon Life Insurance Co. 2.75%, 01/21/2051(a)	490	364,702
Peachtree Corners Funding Trust 3.976%, 02/15/2025(a)	110	105,509
Prudential Financial, Inc. 5.20%, 03/15/2044	547	510,433
5.375%, 05/15/2045	260	243,532
5.625%, 06/15/2043	689	680,801
Reinsurance Group of America, Inc. 3.15%, 06/15/2030	383	315,182

abfunds.com	AB CORPORATE INCOME SHARES | 23

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Swiss Re Finance Luxembourg SA 5.00%, 04/02/2049(a)	$400	$348,604
UnitedHealth Group, Inc. 4.95%, 05/15/2062	345	304,156
6.05%, 02/15/2063	290	298,381
Voya Financial, Inc. 5.65%, 05/15/2053	690	667,037

		8,171,297

REITs – 4.2%
American Homes 4 Rent LP 4.25%, 02/15/2028	5	4,562
American Tower Corp. 5.00%, 02/15/2024	515	512,363
Essential Properties LP 2.95%, 07/15/2031	454	322,508
GLP Capital LP/GLP Financing II, Inc. 5.25%, 06/01/2025	313	303,069
5.375%, 04/15/2026	114	108,792
Kilroy Realty LP 3.45%, 12/15/2024	40	37,799
Kimco Realty Corp. 2.80%, 10/01/2026	95	84,128
Office Properties Income Trust 2.65%, 06/15/2026	246	179,846
3.45%, 10/15/2031	660	403,940
4.50%, 02/01/2025	350	292,159
Public Storage 3.494% (SOFR + 0.47%), 04/23/2024(c)	335	332,374
Realty Income Corp. 2.85%, 12/15/2032	357	279,292
4.60%, 02/06/2024	1,016	1,008,786
Regency Centers LP 3.75%, 06/15/2024	33	31,893
SITE Centers Corp. 3.625%, 02/01/2025	804	748,130
4.25%, 02/01/2026	178	166,051
4.70%, 06/01/2027	295	272,078
Spirit Realty LP 3.20%, 02/15/2031	385	294,806
4.00%, 07/15/2029	132	111,519
Ventas Realty LP 4.125%, 01/15/2026	23	21,813
Vornado Realty LP 2.15%, 06/01/2026	425	351,322
3.40%, 06/01/2031	358	264,354

		6,131,584

		47,315,329

24 | AB CORPORATE INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Utility – 7.7%
Electric – 6.8%
Abu Dhabi National Energy Co. PJSC 4.375%, 04/23/2025(a)	$215	$209,531
AEP Texas, Inc. 4.70%, 05/15/2032	404	367,971
AES Panama Generation Holdings SRL 4.375%, 05/31/2030(a)	200	157,225
Alfa Desarrollo SpA 4.55%, 09/27/2051(a)	219	140,287
American Transmission Systems 2.65%, 01/15/2032(a)	455	355,378
Berkshire Hathaway Energy Co. 6.125%, 04/01/2036	210	213,202
CenterPoint Energy, Inc. 3.278% (SOFR + 0.65%), 05/13/2024(c)	310	303,865
Commonwealth Edison Co. Series 133 3.85%, 03/15/2052	185	137,697
Consolidated Edison Co. of New York, Inc. 3.60%, 06/15/2061	220	145,917
4.50%, 05/15/2058	290	220,638
Series A 4.125%, 05/15/2049	280	210,048
Duke Energy Carolinas LLC 3.45%, 04/15/2051	400	272,984
Duke Energy Corp. 4.20%, 06/15/2049	218	159,011
Duke Energy Progress LLC 4.00%, 04/01/2052	134	101,559
Empresas Publicas de Medellin ESP 4.25%, 07/18/2029(a)	200	142,662
Enel Americas SA 4.00%, 10/25/2026	53	48,820
Enel Chile SA 4.875%, 06/12/2028	62	55,989
Enel Finance International NV 7.50%, 10/14/2032(a)	500	502,165
Engie Energia Chile SA 3.40%, 01/28/2030(a)	425	310,250
Fells Point Funding Trust 3.046%, 01/31/2027(a)	261	232,110
Florida Power & Light Co. 2.866% (SOFR + 0.25%), 05/10/2023(c)	140	139,565
3.95%, 03/01/2048	632	490,641

abfunds.com	AB CORPORATE INCOME SHARES | 25

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Georgia Power Co. 4.30%, 03/15/2042	$340	$274,526
4.70%, 05/15/2032	165	154,971
Kentucky Utilities Co. 3.30%, 06/01/2050	52	34,260
National Rural Utilities Cooperative Finance Corp. 0.35%, 02/08/2024	590	555,886
3.40%, 11/15/2023	265	260,339
3.45%, 06/15/2025	365	349,823
NextEra Energy Capital Holdings, Inc. 3.254% (LIBOR 3 Month + 0.27%), 02/22/2023(c)	495	493,896
5.00%, 07/15/2032	255	242,505
5.65%, 05/01/2079	404	343,275
Niagara Mohawk Power Corp. 5.783%, 09/16/2052(a)	320	290,067
Public Service Electric and Gas Co. 3.80%, 03/01/2046	385	287,218
Public Service Enterprise Group, Inc. 8.625%, 04/15/2031	248	281,703
San Diego Gas & Electric Co. Series WWW 2.95%, 08/15/2051	215	135,375
Southern California Edison Co. 0.70%, 04/03/2023	400	392,684
Southern Co. (The) 2.95%, 07/01/2023	412	405,227
Southern Power Co. Series F 4.95%, 12/15/2046	77	61,972
Virginia Electric & Power Co. 8.875%, 11/15/2038	233	290,845
Wisconsin Electric Power Co. 4.75%, 09/30/2032	320	304,858

		10,076,945

Natural Gas – 0.9%
Atmos Energy Corp. 3.375%, 09/15/2049	325	219,339
5.45%, 10/15/2032	113	113,590
GNL Quintero SA 4.634%, 07/31/2029(a)	165	151,954
NiSource, Inc. 5.65%, 02/01/2045	60	54,434
ONE Gas, Inc. 0.85%, 03/11/2023	296	291,788
4.25%, 09/01/2032	81	73,929

26 | AB CORPORATE INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Piedmont Natural Gas Co., Inc. 5.05%, 05/15/2052	$435	$367,240

		1,272,274

		11,349,219

Total Corporates - Investment Grade (cost $165,527,671)		140,830,651

QUASI-SOVEREIGNS – 1.0%
Quasi-Sovereign Bonds – 1.0%
Chile – 0.4%
Empresa de Transporte de Pasajeros Metro SA 3.65%, 05/07/2030(a)	350	301,722
4.70%, 05/07/2050(a)	295	218,448

		520,170

Mexico – 0.4%
Comision Federal de Electricidad 3.348%, 02/09/2031(a)	321	236,096
Petroleos Mexicanos 6.50%, 01/23/2029	135	108,810
6.75%, 09/21/2047	112	67,368
6.95%, 01/28/2060	169	100,766
7.69%, 01/23/2050	80	51,575

		564,615

Peru – 0.1%
Corp. Financiera de Desarrollo SA 2.40%, 09/28/2027(a)	250	200,750

Qatar – 0.1%
Qatar Energy 3.125%, 07/12/2041(a)	277	195,077

Total Quasi-Sovereigns (cost $2,008,771)		1,480,612

CORPORATES - NON-INVESTMENT GRADE – 0.7%
Industrial – 0.5%
Consumer Cyclical - Automotive – 0.2%
Ford Motor Credit Co. LLC 3.81%, 01/09/2024	395	381,941

Consumer Non-Cyclical – 0.3%
Perrigo Finance Unlimited Co. 4.375%, 03/15/2026	420	393,670

		775,611

abfunds.com	AB CORPORATE INCOME SHARES | 27

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Financial Institutions – 0.2%
REITs – 0.2%
Diversified Healthcare Trust 4.75%, 02/15/2028	$407	$277,505

Total Corporates - Non-Investment Grade (cost $1,172,710)		1,053,116

GOVERNMENTS - SOVEREIGN BONDS – 0.7%
Colombia – 0.4%
Colombia Government International Bond 3.125%, 04/15/2031	562	385,427
5.20%, 05/15/2049	200	121,475

		506,902

Mexico – 0.2%
Mexico Government International Bond 4.60%, 01/23/2046	200	145,975
4.75%, 03/08/2044	120	91,072

		237,047

Peru – 0.0%
Peruvian Government International Bond 2.392%, 01/23/2026	53	47,677

Qatar – 0.1%
Qatar Government International Bond 4.817%, 03/14/2049(a)	228	202,968

Uruguay – 0.0%
Uruguay Government International Bond 4.375%, 01/23/2031	54	51,295

Total Governments - Sovereign Bonds (cost $1,404,574)		1,045,889

Total Investments – 98.0% (cost $170,113,726)		144,410,268
Other assets less liabilities – 2.0%		2,926,257

Net Assets – 100.0%		$147,336,525

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PORTFOLIO OF INVESTMENTS (continued)

FUTURES (see Note C)

Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation (Depreciation)
Purchased Contracts
U.S. 10 Yr Ultra Futures	15	December 2022	$1,739,766	$(12,162)
U.S. T-Note 5 Yr (CBT) Futures	153	December 2022	16,308,844	(522,736)
U.S. Ultra Bond (CBT) Futures	46	December 2022	5,872,187	(930,967)

Sold Contracts
U.S. T-Note 2 Yr (CBT) Futures	39	December 2022	7,970,930	167,225
U.S. T-Note 10 Yr (CBT) Futures	10	December 2022	1,105,938	70,205
U.S. Ultra Bond (CBT) Futures	1	December 2022	127,656	21,967

				$(1,206,468)

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note C)

Description	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at October 31, 2022	Notional Amount (000)		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
Sale Contracts
CDX-NAIG Series 39, 5 Year Index, 12/20/2027*	1.00%	Quarterly	0.90%	USD	3,280	$18,281	$3,280	$15,001

*	Termination date

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note C)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid/ (Received)			Unrealized Appreciation (Depreciation)
USD	60	11/04/2044	3 Month LIBOR	3.049%	Quarterly/ Semi-Annual	$(7,809)	$	– 0	–	$(7,809)
USD	60	05/05/2045	3 Month LIBOR	2.562%	Quarterly/Semi-Annual	(12,334)		– 0	–	(12,334)
USD	60	06/02/2046	3 Month LIBOR	2.186%	Quarterly/Semi-Annual	(16,010)		– 0	–	(16,010)
USD	690	07/15/2046	3 Month LIBOR	1.783%	Quarterly/Semi-Annual	(227,929)		– 0	–	(227,929)
USD	270	09/02/2046	3 Month LIBOR	1.736%	Quarterly/Semi-Annual	(92,857)		– 0	–	(92,857)
USD	50	11/02/2046	3 Month LIBOR	2.086%	Quarterly/Semi-Annual	(14,242)		– 0	–	(14,242)

						$(371,181)	$	– 0	–	$(371,181)

(a)

Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration. At October 31, 2022, the aggregate market value of these securities amounted to $25,715,263 or 17.5% of net assets.

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PORTFOLIO OF INVESTMENTS (continued)

(b)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.

(c)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at October 31, 2022.

Glossary:

CBT – Chicago Board of Trade

CDX-NAIG – North American Investment Grade Credit Default Swap Index

LIBOR – London Interbank Offered Rate

PJSC – Public Joint Stock Company

REIT – Real Estate Investment Trust

SOFR – Secured Overnight Financing Rate

See notes to financial statements.

30 | AB CORPORATE INCOME SHARES	abfunds.com

STATEMENT OF ASSETS & LIABILITIES

October 31, 2022 (unaudited)

Assets
Investments in securities, at value (cost $170,113,726)	$144,410,268
Cash	3,752,598
Cash collateral due from broker	731,796
Receivable for investment securities sold	1,717,717
Interest and dividends receivable	1,537,595
Receivable for shares of beneficial interest sold	132,493
Other assets	4,623

Total assets	152,287,090

Liabilities
Payable for investment securities purchased	4,226,492
Dividends payable	497,579
Payable for variation margin on futures	151,413
Payable for shares of beneficial interest redeemed	51,332
Payable for variation margin on centrally cleared swaps	18,132
Foreign capital gains tax payable	5,617

Total liabilities	4,950,565

Net Assets	$147,336,525

Composition of Net Assets
Shares of beneficial interest, at par	$160
Additional paid-in capital	196,755,061
Accumulated loss	(49,418,696)

Net Assets	$147,336,525

Net Asset Value Per Share—unlimited shares of beneficial interest authorized, $.00001 par value (based on 16,046,535 common shares outstanding)	$9.18

See notes to financial statements.

abfunds.com	AB CORPORATE INCOME SHARES | 31

STATEMENT OF OPERATIONS

Six Months Ended October 31, 2022 (unaudited)

Investment Income
Interest	$3,059,030
Other income	400

Total investment income		$3,059,430

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized loss on:
Investment transactions		(15,288,200)
Futures		(2,410,038)
Swaps		(11,907)
Net change in unrealized appreciation (depreciation) of:
Investments(a)		94,900
Futures		400,203
Swaps		(143,411)

Net loss on investment transactions		(17,358,453)

Net Decrease in Net Assets from Operations		$(14,299,023)

(a)	Net of decrease in accrued foreign capital gains taxes on unrealized gains of $71.

See notes to financial statements.

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STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended October 31, 2022 (unaudited)	Year Ended April 30, 2022
Increase (Decrease) in Net Assets from Operations
Net investment income	$3,059,430	$6,619,146
Net realized loss on investment transactions	(17,710,145)	(2,059,176)
Net change in unrealized appreciation (depreciation) of investments	351,692	(31,460,792)

Net decrease in net assets from operations	(14,299,023)	(26,900,822)
Distribution to Shareholders	(3,144,434)	(9,462,001)
Transactions in Shares of Beneficial Interest
Net increase (decrease)	(57,769,790)	50,167,122

Total increase (decrease)	(75,213,247)	13,804,299
Net Assets
Beginning of period	222,549,772	208,745,473

End of period	$147,336,525	$222,549,772

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

October 31, 2022 (unaudited)

NOTE A

Significant Accounting Policies

AB Corporate Shares (the “Trust”) is registered under the Investment Company Act of 1940, as an open-end, diversified management investment company. The Trust, which is a Massachusetts Business Trust, operates as a “series” company currently offering five separate portfolios: AB Corporate Income Shares, AB Municipal Income Shares, AB Taxable Multi-Sector Income Shares, AB Impact Municipal Income Shares and AB Tax-Aware Real Return Income Shares. Each portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to AB Corporate Income Shares (the “Fund”).

Shares of the Fund are offered exclusively to holders of accounts established under wrap-fee programs sponsored and maintained by certain registered investment advisers approved by AllianceBernstein L.P. (the “Adviser”). The Fund’s shares may be purchased at the relevant net asset value without a sales charge or other fee. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at “fair value” as determined in accordance with procedures approved by and under the oversight of the Trust’s Board of Trustees (the “Board”). Pursuant to these procedures, the Adviser serves as the Fund’s valuation designee pursuant to Rule 2a-5 of the 1940 Act. In this capacity, the Adviser is responsible, among other things, for making all fair value determinations relating to the Fund’s portfolio investments, subject to the Board’s oversight.

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued

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NOTES TO FINANCIAL STATEMENTS (continued)

at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open-end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the

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NOTES TO FINANCIAL STATEMENTS (continued)

possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

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NOTES TO FINANCIAL STATEMENTS (continued)

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of October 31, 2022:

Investments in Securities:	Level 1			Level 2		Level 3			Total
Assets:
Corporates – Investment Grade	$	– 0	–	$140,830,651		$	– 0	–	$140,830,651
Quasi-Sovereigns		– 0	–	1,480,612			– 0	–	1,480,612
Corporates – Non-Investment Grade		– 0	–	1,053,116			– 0	–	1,053,116
Governments – Sovereign Bonds		– 0	–	1,045,889			– 0	–	1,045,889

Total Investments in Securities		– 0	–	144,410,268			– 0	–	144,410,268
Other Financial Instruments(a):
Assets:
Futures		259,397		– 0	–		– 0	–	259,397	(b)
Centrally Cleared Credit Default Swaps		– 0	–	18,281			– 0	–	18,281	(b)
Liabilities:
Futures		(1,465,865)		– 0	–		– 0	–	(1,465,865	)(b)
Centrally Cleared Interest Rate Swaps		– 0	–	(371,181)			– 0	–	(371,181	)(b)

Total		$(1,206,468)		$144,057,368		$	– 0	–	$142,850,900

(a)

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation (depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, written options and written swaptions which are valued at market value.

(b)

Only variation margin receivable/(payable) at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation (depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments. Where applicable, centrally cleared swaps with upfront premiums are presented here at market value.

3. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

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NOTES TO FINANCIAL STATEMENTS (continued)

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. Non-cash dividends, if any, are recorded on the ex-dividend date at the fair value of the securities received. The Fund amortizes premiums and accretes discounts as adjustments to interest income. The Fund accounts for distributions received from REIT investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

5. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the Advisory Agreement, the Fund pays no advisory fee to the Adviser and the Adviser reimburses or pays for the Fund’s operating expenses. The Fund is an integral part of separately managed accounts in wrap-fee programs and other investment programs. Typically, participants in these programs pay a fee to their investment adviser for all costs and expenses of the separately managed account, including costs and expenses associated with the Fund, and a fee is paid by their investment adviser to the Adviser. In certain cases, participants may have a direct relationship with the Adviser without the involvement of a third party investment adviser, in which case the participant would pay a fee directly to the Adviser. The Adviser serves as investment manager and adviser of the Fund and continuously furnishes an investment program for the Fund and manages, supervises and conducts the affairs of the Fund, subject to the supervisions of the Fund’s Board. The Advisory Agreement provides

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NOTES TO FINANCIAL STATEMENTS (continued)

that the Adviser or an affiliate will furnish, or pay the expenses of the Fund for, office space, facilities and equipment, services of executive and other personnel of the Fund and certain administrative services.

The Fund has entered into a distribution agreement with AllianceBernstein Investments, Inc., the Fund’s principal underwriter (the “Underwriter”), to permit the Underwriter to distribute the Fund’s shares, which are sold at their net asset value without any sales charge. The Fund does not pay a fee for this service. The Underwriter is a wholly owned subsidiary of the Adviser.

AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, acts as the Fund’s registrar, transfer agent and dividend-disbursing agent. ABIS registers the transfer, issuance and redemption of Fund shares and disburses dividends and other distributions to Fund shareholders. The Fund does not pay a fee for this service.

NOTE C

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended October 31, 2022 were as follows:

	Purchases	Sales
Investment securities (excluding
U.S. government securities)	$52,895,749	$113,386,931
U.S. government securities	2,193,139	2,203,633

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation	$1,067,437
Gross unrealized depreciation	(28,333,543)

Net unrealized depreciation	$(27,266,106)

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Futures

The Fund may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential

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NOTES TO FINANCIAL STATEMENTS (continued)

movements in the market. The Fund bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Fund may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies.

At the time the Fund enters into futures, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Fund to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Fund to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the six months ended October 31, 2022, the Fund held futures for hedging purposes.

•	Swaps

The Fund may enter into swaps to hedge its exposure to interest rates or credit risk. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or

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NOTES TO FINANCIAL STATEMENTS (continued)

received by the Fund in accordance with the terms of the respective swaps to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Fund accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation (depreciation) of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received for swaps are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation (depreciation) of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Fund enters into a centrally cleared swap, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund

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NOTES TO FINANCIAL STATEMENTS (continued)

agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Fund may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Fund anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

During the six months ended October 31, 2022, the Fund held interest rate swaps for hedging purposes.

Credit Default Swaps:

The Fund may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Fund, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Fund may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the

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NOTES TO FINANCIAL STATEMENTS (continued)

referenced obligation of the credit default swap. During the term of the swap, the Fund receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Fund is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Fund will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation. In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Fund for the same referenced obligations with the same counterparty.

Credit default swaps may involve greater risks than if a Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Fund is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Fund coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Fund.

Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect of the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

During the six months ended October 31, 2022, the Fund held credit default swaps for non-hedging purposes.

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NOTES TO FINANCIAL STATEMENTS (continued)

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

The Fund’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s OTC counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty table below for additional details.

During the six months ended October 31, 2022, the Fund had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable /Payable for variation margin on futures	$259,397	*	Receivable/Payable for variation margin on futures	$1,465,865	*

Credit contracts	Receivable/Payable for variation margin on centrally cleared swaps	15,001	*

Interest rate contracts				Receivable/Payable for variation margin on centrally cleared swaps	371,181	*

Total		$274,398			$1,837,046

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation (depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments.

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NOTES TO FINANCIAL STATEMENTS (continued)

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation (depreciation) of futures	$(2,410,038)	$400,203

Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation (depreciation) of swaps	1,972	(175,158)

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation (depreciation) of swaps	(13,879)	31,747

Total		$(2,421,945)	$256,792

The following table represents the average monthly volume of the Fund’s derivative transactions during the six months ended October 31, 2022:

Futures:
Average notional amount of buy contracts	$20,966,541
Average notional amount of sale contracts	$10,359,549
Centrally Cleared Interest Rate Swaps:
Average notional amount	$1,190,000
Centrally Cleared Credit Default Swaps:
Average notional amount of sale contracts	$3,280,000

NOTE D

Shares of Beneficial Interest

Transactions in shares of beneficial interest were as follows:

	Shares		Amount
	Six Months Ended October 31, 2022 (unaudited)	Year Ended April 30, 2022	Six Months Ended October 31, 2022 (unaudited)	Year Ended April 30, 2022

Shares sold	1,138,317	9,419,121	$11,292,533	$111,031,586

Shares redeemed	(6,860,977)	(5,307,601)	(69,062,323)	(60,864,464)

Net increase (decrease)	(5,722,660)	4,111,520	$(57,769,790)	$50,167,122

NOTE E

Risks Involved in Investing in the Fund

Market Risk—The value of the Fund’s assets will fluctuate as the stock or bond market fluctuates. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the

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NOTES TO FINANCIAL STATEMENTS (continued)

occurrence of a contagious disease or illness) and regional and global conflicts, that affect large portions of the market.

Credit Risk—An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and any accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

Interest-Rate Risk—Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations. The Fund may be subject to a greater risk of rising interest rates than would normally be the case due to the end of a recent period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Derivatives Risk—Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying instrument, which could cause the Fund to suffer a (potentially unlimited) loss. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the

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NOTES TO FINANCIAL STATEMENTS (continued)

other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Fund.

LIBOR Transition and Associated Risk—A Fund may be exposed to debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. In 2017, the United Kingdom Financial Conduct Authority (“FCA”), which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. The FCA and LIBOR’s administrator, ICE Benchmark Administration, have since announced that most LIBOR settings (which reflect LIBOR rates quoted in different currencies over various time periods) will no longer be published after the end of 2021 but that the most widely used U.S. Dollar LIBOR settings will continue to be published until June 30, 2023. However, banks were strongly encouraged to cease entering into agreements with counterparties referencing LIBOR by the end of 2021. It is possible that a subset of LIBOR settings will be published after these dates on a “synthetic” basis, but any such publications would be considered non-representative of the underlying market. Since 2018 the Federal Reserve Bank of New York has published the secured overnight funding rate (referred to as SOFR), which is intended to replace U.S. Dollar LIBOR. SOFR is a broad measure of the cost of borrowing cash overnight collateralized by U.S. Treasury securities in the repurchase agreement (repo) market and has been used increasingly on a voluntary basis in new instruments and transactions. In addition, on March 15, 2022, the Adjustable Interest Rate Act was signed into law. This law provides a statutory fallback mechanism to replace LIBOR with a benchmark rate that is selected by the Federal Reserve Board and based on SOFR for certain contracts that reference LIBOR without adequate fallback provisions.

The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect a Fund’s performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, potentially adversely affecting a Fund’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if

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NOTES TO FINANCIAL STATEMENTS (continued)

the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Neither the effect of the LIBOR transition process nor its ultimate success can yet be known.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

Management Risk—The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

NOTE F

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing related to redemptions and other short term liquidity requirements, subject to certain restrictions. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended October 31, 2022.

NOTE G

Distributions to Shareholders

The tax character of distributions to be paid for the year ending April 30, 2023 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended April 30, 2022 and April 30, 2021 were as follows:

	2022	2021
Distributions paid from:
Ordinary income	$7,221,076	$7,513,033
Net long-term capital gains	2,240,925	1,902,658

Total distributions paid	$9,462,001	$9,415,691

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NOTES TO FINANCIAL STATEMENTS (continued)

As of April 30, 2022, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$754,454
Accumulated capital and other losses	(5,831,169	)(a)
Unrealized appreciation (depreciation)	(26,273,070	)(b)

Total accumulated earnings/(deficit)	$(31,349,785	)(c)

(a)	As of April 30, 2022, the Fund had a post-October short term capital loss deferral of $3,668,555 and a post-October long term capital loss deferral of $2,162,614.

(b)

The differences between book-basis and tax-basis unrealized appreciation (depreciation) are attributable primarily to the recognition for tax purposes of unrealized gains/losses on certain derivative instruments, the tax treatment of callable bonds, the tax treatment of swaps, and the tax deferral of losses on wash sales.

(c)	The differences between book-basis and tax-basis components of accumulated earnings/(deficit) are attributable primarily to the accrual of foreign capital gains tax and dividends payable.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of April 30, 2022, the Fund did not have any capital loss carryforwards.

NOTE H

Recent Accounting Pronouncements

In March 2020, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2020-04, “Reference Rate Reform (Topic 848)—Facilitation of the Effects of Reference Rate Reform on Financial Reporting.” ASU 2020-04 provides optional guidance to ease the potential accounting burden due to the discontinuation of the LIBOR and other interbank-offered based reference rates. ASU 2020-04 is effective as of March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying ASU 2020-04.

NOTE I

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

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FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Six Months Ended October 31, 2022 (unaudited)	Year Ended April 30,
2022	2021	2020	2019	2018

Net asset value, beginning of period	$ 10.22	$ 11.82	$ 11.56	$ 11.11	$ 10.81	$ 11.14

Income From Investment Operations

Net investment income(a)	.18	.33	.37	.44	.44	.39

Net realized and unrealized gain (loss) on investment transactions	(1.03)	(1.47)	.55	.51	.30	(.33)

Net increase (decrease) in net asset value from operations	(.85)	(1.14)	.92	.95	.74	.06

Less: Dividends and Distributions

Dividends from net investment income	(.19)	(.34)	(.38)	(.45)	(.44)	(.39)

Distributions from net realized gain on investment transactions	– 0	–	(.12)	(.28)	(.05)	– 0	–	– 0	–

Total dividends and distributions	(.19)	(.46)	(.66)	(.50)	(.44)	(.39)

Net asset value, end of period	$ 9.18	$ 10.22	$ 11.82	$ 11.56	$ 11.11	$ 10.81

Total Return

Total investment return based on net asset value(b)	(8.44)%	(10.08)%	7.90%	8.65%	7.03%	.50%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$147,337	$222,550	$208,745	$114,455	$98,680	$84,740

Ratio to average net assets of:

Net investment income	3.64	%^	2.84%	3.02%	3.83%	4.06%	3.47%

Portfolio turnover rate	33%	49%	43%	87%	140%	73%

(a)	Based on average shares outstanding.

(b)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

^	Annualized.

See notes to financial statements.

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BOARD OF TRUSTEES

Marshall C. Turner, Jr.(1), Chairman Jorge A. Bermudez(1) Michael J. Downey(1) Onur Erzan, President and Chief Executive Officer	Nancy P. Jacklin(1) Jeanette W. Loeb(1) Carol C. McMullen(1) Garry L. Moody(1)

OFFICERS

Russell Wald(2), Vice President Tiffanie Wong(2), Vice President Emilie D. Wrapp, Secretary Michael B. Reyes, Senior Vice President	Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company
State Street Corporation CCB/5
1 Iron Street
Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.
501 Commerce Street
Nashville, TN 37203

Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004 Independent Registered Public Accounting Firm Ernst & Young LLP One Manhattan West New York, NY 10001
Transfer Agent AllianceBernstein Investor Services, Inc. P.O. Box 786003 San Antonio, TX 78278 Toll-Free (800) 221-5672

1	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

2

The day-to-day management of, and investment decisions for, the Fund’s Portfolio are made by the Adviser’s Corporate Income Shares Investment Team. Mr. Wald and Ms. Wong are the investment professionals primarily responsible for the day-to-day management of the Fund’s Portfolio.

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Operation and Effectiveness of the Fund’s Liquidity Risk Management Program:

In October 2016, the Securities and Exchange Commission (“SEC”) adopted the open-end fund liquidity rule (the “Liquidity Rule”). In June 2018 the SEC adopted a requirement that funds disclose information about the operation and effectiveness of their Liquidity Risk Management Program (“LRMP”) in their reports to shareholders.

One of the requirements of the Liquidity Rule is for the Fund to designate an Administrator of the Fund’s Liquidity Risk Management Program. The Administrator of the Fund’s LRMP is AllianceBernstein L.P., the Fund’s investment adviser (the “Adviser”). The Adviser has delegated the responsibility to its Liquidity Risk Management Committee (the “Committee”).

Another requirement of the Liquidity Rule is for the Fund’s Board of Trustees (the “Fund Board”) to receive an annual written report from the Administrator of the LRMP, which addresses the operation of the Fund’s LRMP and assesses its adequacy and effectiveness. The Adviser provided the Fund Board with such annual report during the first quarter of 2022, which covered the period January 1, 2021 through December 31, 2021 (the “Program Reporting Period”).

The LRMP’s principal objectives include supporting the Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that the Fund will be unable to meet its redemption obligations in a timely manner.

Pursuant to the LRMP, the Fund classifies the liquidity of its portfolio investments into one of the four categories defined by the SEC: Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid. These classifications are reported to the SEC on Form N-PORT.

During the Program Reporting Period, the Committee reviewed whether the Fund’s strategy is appropriate for an open-end structure, incorporating any holdings of less liquid and illiquid assets. If the Fund participated in derivative transactions, the exposure from such transactions were considered in the LRMP.

The Committee also performed an analysis to determine whether the Fund is required to maintain a Highly Liquid Investment Minimum (“HLIM”). The Committee also incorporated the following information when determining the Fund’s reasonably anticipated trading size for purposes of liquidity monitoring: historical net redemption activity, a Fund’s concentration in an issuer, shareholder concentration, investment performance, total net assets, and distribution channels.

The Adviser informed the Fund Board that the Committee believes the Fund’s LRMP is adequately designed, has been implemented as intended,

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and has operated effectively since its inception. No material exceptions have been noted since the implementation of the LRMP. During the Program Reporting Period, liquidity in all markets was significantly recovered and improved compared to the prior reporting period which included extreme levels of price volatility and relative illiquidity beginning in March 2020 with COVID-19 impacts. As such, the program operated in a relatively robust and benign liquidity environment experienced in markets during the Program Reporting Period. There were no liquidity events that impacted the Fund or its ability to timely meet redemptions during the Program Reporting Period.

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Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested trustees (the “directors”) of AB Corporate Shares (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Corporate Income Shares (the “Fund”) at a meeting held by video conference on November 2-4, 2021 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Analyst for the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors noted that the Fund is designed as a vehicle for the wrap fee account market (where investors pay fees to a wrap fee sponsor which pays investment fees and expenses from such fee). The directors also noted that no advisory fee is payable by the Fund, that the Advisory Agreement does not include the reimbursement provision for certain administrative expenses included in the advisory agreements of most of the open-end AB Funds, and that the Adviser is responsible for payment of the Fund’s ordinary expenses. The directors noted that the Company acknowledges in the Advisory Agreement that the Adviser and its affiliates expect to receive compensation from third parties in connection with services provided under the Advisory Agreement. The directors further noted that the Adviser receives payments from the wrap fee program sponsors (the “Sponsors”) that use the Fund as an investment vehicle for their clients.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of

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the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2019 and 2020 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant at the request of the directors. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund. The directors noted that the Adviser

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is compensated by the Sponsors. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing the Fund’s performance against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year periods ended July 31, 2021 and (in the case of comparisons with the broad-based securities market index) for the period from inception. The directors were cognizant that the Fund was neither designed nor offered as a standalone investment and was intended to serve solely as a component of certain separately managed accounts (“SMAs”). The Adviser had explained that this attribute made it difficult to select an appropriate benchmark for the Fund. At the directors’ request, the Adviser provided information showing the weighting of the Fund in a current SMA and the overall performance of the SMA versus its stated benchmark. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees

The directors considered the advisory fee rate payable by the Fund to the Adviser (zero) and information provided by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees payable by other funds.

The directors noted the unusual arrangements in the Advisory Agreement providing for no advisory fee but were cognizant that the Adviser is indirectly compensated by the Sponsors for its services to the Fund. The directors reviewed the fee arrangements between the Adviser and each of the current Sponsors and noted that such fees were negotiated on an arm’s length basis and were within the range of fees paid by wrap fee sponsors to other advisers of similar funds. While the Adviser’s fee arrangements with the Sponsors vary, the directors acknowledged the Adviser’s view that a portion of such fees (less the expenses of the Fund paid by the Adviser) may reasonably be viewed as compensating the Adviser for advisory services it provides to the Fund (the “implied fee”) and that the Adviser believes that while the Sponsors pay the Adviser different

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fee rates, the rate of fee attributable to Fund management at the Fund level is the same for all Sponsors. The directors also considered the fee rate schedules used by other registered investment companies that invest in fixed income securities that are advised by the Adviser.

The directors also considered the Adviser’s fee schedule for other clients utilizing investment strategies similar to those of the Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Fund’s Senior Analyst and noted the differences between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule, on the other. The directors recognized that such information was of limited utility in light of the Fund’s unusual fee arrangement. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional clients. In this regard, the Adviser noted, among other things, that, compared to institutional accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional clients as compared to the Fund, and the different risk profile, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors did not consider comparative expense information for the Fund because the Fund does not bear ordinary expenses.

Economies of Scale

The directors did not consider the extent to which fee levels in the Advisory Agreement for the Fund reflect economies of scale because the Advisory Agreement does not provide for any compensation to be paid to the Adviser by the Fund and the Fund’s expense ratio is zero. They did note, however, that the fee payable to the Adviser by the current Sponsors declines at a breakpoint based on either individual account sizes or on total assets managed by the Adviser for the Sponsor.

abfunds.com	AB CORPORATE INCOME SHARES | 57

This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

CORE

Core Opportunities Fund

Select US Equity Portfolio

Sustainable US Thematic Portfolio

GROWTH

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

CORE

Global Core Equity Portfolio

International Strategic Core Portfolio

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Sustainable International Thematic Fund

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

GROWTH

Concentrated International Growth Portfolio

VALUE

All China Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Opportunities Portfolio

National Portfolio

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TAXABLE

Bond Inflation Strategy

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ALTERNATIVES

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MULTI-ASSET

All Market Income Portfolio

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CLOSED-END FUNDS

AllianceBernstein Global High Income Fund

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EXCHANGE-TRADED FUNDS

Tax-Aware Short Duration Municipal ETF

Ultra Short Income ETF

We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

58 | AB CORPORATE INCOME SHARES	abfunds.com

NOTES

abfunds.com	AB CORPORATE INCOME SHARES | 59

NOTES

60 | AB CORPORATE INCOME SHARES	abfunds.com

AB CORPORATE INCOME SHARES

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

CIS-0152-1022

OCT    10.31.22

SEMI-ANNUAL REPORT

AB IMPACT MUNICIPAL INCOME SHARES

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We’re pleased to provide this report for AB Impact Municipal Income Shares (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

At AB, we’re striving to help our clients achieve better outcomes by:

+	Fostering diverse perspectives that give us a distinctive approach to navigating global capital markets

+	Applying differentiated investment insights through a connected global research network

+	Embracing innovation to design better ways to invest and leading-edge mutual-fund solutions

Whether you’re an individual investor or a multibillion-dollar institution, we’re putting our knowledge and experience to work for you every day.

For more information about AB’s comprehensive range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in AB mutual funds—and for placing your trust in our firm.

Sincerely,

Onur Erzan

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB IMPACT MUNICIPAL INCOME SHARES | 1

SEMI-ANNUAL REPORT

December 12, 2022

This report provides management’s discussion of fund performance for AB Impact Municipal Income Shares for the semi-annual reporting period ended October 31, 2022. Please note, shares of this Fund are available only to separately managed accounts or participants in “wrap fee” programs or other investment programs approved by the Adviser.

The investment objective of the Fund is to earn the highest level of current income, exempt from federal taxation, that is available consistent with what the Adviser considers to be an appropriate level of risk.

NAV RETURNS AS OF OCTOBER 31, 2022 (unaudited)

	6 Months	12 Months

AB IMPACT MUNICIPAL INCOME SHARES	-7.49%	-15.97%

Bloomberg Municipal Bond Index	-4.43%	-11.98%

INVESTMENT RESULTS

The table above shows the Fund’s performance compared to its benchmark, the Bloomberg Municipal Bond Index, for the six- and 12-month periods ended October 31, 2022.

During both periods, the Fund underperformed its benchmark. The Fund’s overweight to municipal credit detracted, relative to the benchmark. Security selection within the not-for-profit health-care sector detracted, while selection in tax-supported local lease contributed. An overweight to public primary/secondary education detracted, while an overweight to interest-rate swaps contributed.

The Fund utilized derivatives for hedging purposes in the form of interest rate swaps, which detracted from absolute performance for both periods, and Consumer Price Index swaps, which had no material impact on absolute performance for either period.

MARKET REVIEW AND INVESTMENT STRATEGY

Yields continued their ascent higher toward the end of the reporting period ended October 31, 2022. During the 12-month period, the yield on a 10-Year AAA municipal bond rose to 3.39% from 1.22% and the yield on the 10-Year US Treasury rose to 4.06% from 1.58%. Demand for municipals continued to weaken during the six-month period, as investors have pulled approximately $104.8 billion year to date from municipal bond mutual funds and exchange-traded funds as of October 26, 2022. In addition to broader fixed-income market volatility, these municipal market

2 | AB IMPACT MUNICIPAL INCOME SHARES	abfunds.com

outflows contributed to municipal underperformance versus US Treasuries, with 10-Year AAA Muni/Treasury after-tax spreads widening 73 basis points (“b.p.”) during the 12-month period and 1 b.p. during the six-month period. Average BBB credit spreads widened during the 12-month and six-month periods by approximately 60 b.p. and 26 b.p., respectively.

The underlying goals of the Fund are to make environmentally, socially and financially productive investments in historically marginalized and underserved communities to reduce gaps that exist in such areas as academic achievement, economic development or the provision of health care. Essentially, the Fund’s Senior Investment Management Team is looking to create a better tomorrow. Inherent in these goals is to make investments toward improving the quality of life for all by enhancing and promoting civic engagement, an informed citizenry, culture, and the physical and natural sciences.

The Fund may purchase municipal securities that are insured under policies issued by certain insurance companies. Historically, insured municipal securities typically received a higher credit rating, which meant that the issuer of the securities paid a lower interest rate. As a result of declines in the credit quality and associated downgrades of most bond insurers, insurance has less value than it did in the past. The market now values insured municipal securities primarily based on the credit quality of the issuer of the security, with little value given to the insurance feature. In purchasing such insured securities, the Adviser evaluates the risk and return of municipal securities through its own research. If an insurance company’s rating is downgraded or the company becomes insolvent, the prices of municipal securities insured by the insurance company may decline. As of October 31, 2022, the Fund’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity were 15.39% and 0.00%, respectively.

INVESTMENT POLICIES

The Fund pursues its objective by investing principally in high-yielding municipal securities of any credit quality that (i) score highly on the Adviser’s environmental, social and corporate governance (“ESG”) criteria and (ii) are deemed by the Adviser to have an environmental or social impact in underserved or low socio-economic communities. As a matter of fundamental policy, the Fund invests, under normal circumstances, at least 80% of its net assets in municipal securities that pay interest that is exempt from federal income tax. These securities may pay interest that is subject to the federal alternative minimum tax for certain taxpayers.

The Adviser evaluates each security in which the Fund invests using

(continued on next page)

abfunds.com	AB IMPACT MUNICIPAL INCOME SHARES | 3

both a traditional municipal bond credit analysis and a consideration of the security’s overall ESG score under the Adviser’s ESG evaluation criteria. Under this ESG evaluation, to arrive at an overall ESG score, each security is scored on environmental, social and governance factors, and the scores are weighted based on the Adviser’s assessment of the relevance of each factor within a given sector (e.g., education, health care, renewable energy and mass transit). For example, social factors are weighted more heavily in the overall ESG score for a security of an issuer in the education sector than they are for a security of an issuer in the mass transit sector, where environmental factors predominate. The Adviser regularly reviews the overall ESG scores assigned to securities under consideration for purposes of determining the securities in which to invest for the Fund.

The Adviser’s ESG evaluation is conducted on an industry sector basis and includes the use of key performance indicators that vary in materiality by sector. The Adviser’s environmental evaluation covers issues such as clean and renewable energy, climate change and water conservation. The Adviser’s social evaluation covers issues such as economic impact, high quality safety-net health care and overall community health needs, and the reduction of achievement gaps between wealthy and poor school districts. The Adviser’s governance evaluation covers issues such as stewardship of debt and capital, board governance and transparency.

The Adviser also assesses a security’s risk and return characteristics as well as a security’s impact on the overall risk and return characteristics of the Fund. In making this assessment, the Adviser takes into account various factors including the credit quality, maturity, sensitivity to interest rates and the expected after-tax returns of the security under consideration and of the Fund’s other holdings.

The Fund may invest without limit in lower-rated securities (“junk bonds”), which may include securities having the lowest rating, and in unrated securities that, in the Adviser’s judgment, would be lower-rated securities if rated. The Fund may invest in fixed-income securities with any maturity or duration. The Fund will seek to increase income for shareholders by investing in longer-maturity bonds. Consistent with its objective of seeking a higher level of income, the Fund may experience greater volatility and a higher risk of loss of principal than other municipal funds.

The Fund may also invest in tender option bond transactions (“TOBs”); forward commitments; zero-coupon municipal securities and variable-, floating- and inverse-floating-rate municipal securities; certain types of

(continued on next page)

4 | AB IMPACT MUNICIPAL INCOME SHARES	abfunds.com

mortgage-related securities; and derivatives, such as options, futures contracts, forwards and swaps.

The Fund may make short sales of securities or maintain a short position, and may use other investment techniques. The Fund may use leverage for investment purposes to increase income through the use of TOBs and derivative instruments, such as interest rate swaps.

abfunds.com	AB IMPACT MUNICIPAL INCOME SHARES | 5

DISCLOSURES AND RISKS

Benchmark Disclosure

The Bloomberg Municipal Bond Index is unmanaged and does not reflect fees and expenses associated with the active management of a fund. The Bloomberg Municipal Bond Index represents the performance of the long-term tax-exempt bond market consisting of investment-grade bonds. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the stock or bond market fluctuates. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness) and regional and global conflicts, that affect large portions of the market.

ESG Risk: Applying ESG and sustainability criteria to the investment process may exclude securities of certain issuers for non-investment reasons and, therefore, the Fund may forgo some market opportunities available to funds that do not use ESG or sustainability criteria. Securities selected based on ESG factors may shift into and out of favor depending on market and economic conditions, and the Fund’s performance may at times be better or worse than the performance of funds that do not use ESG or sustainability criteria. Furthermore, “sustainability” is not a uniformly defined characteristic, and the Fund’s sustainability criteria may differ from those used by other funds. In addition, in evaluating an investment, the investment adviser is dependent upon information and data that may be incomplete, inaccurate or unavailable, which could adversely affect the analysis of the ESG and sustainability factors relevant to a particular investment.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and any accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

Municipal Market Risk: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the

6 | AB IMPACT MUNICIPAL INCOME SHARES	abfunds.com

DISCLOSURES AND RISKS (continued)

yield or value of the Fund’s investments in municipal securities. These factors include economic conditions, political or legislative changes, public health crises, uncertainties related to the tax status of municipal securities, and the rights of investors in these securities. To the extent that the Fund invests more of its assets in a particular state’s municipal securities, the Fund may be vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism, public health crises (including the occurrence of a contagious disease or illness) and catastrophic natural disasters, such as hurricanes, fires or earthquakes. For example, the novel coronavirus (COVID-19) pandemic has significantly stressed the financial resources of many issuers of municipal securities, which could impair any such issuer’s ability to meet its financial obligations when due and adversely impact the value of its securities held by the Fund. As the full effects of the COVID-19 pandemic on state and local economies and on issuers of municipal securities are still uncertain, the financial difficulties of issuers of municipal securities may continue or worsen, adversely affecting the performance of the Fund. The Fund’s investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

Congress has previously considered making changes to the municipal securities provisions of the Internal Revenue Code that could change the US federal income tax treatment of certain types of municipal securities.

Tax Risk: There is no guarantee that all of the Fund’s income will remain exempt from federal or state income taxes. From time to time, the US government and the US Congress consider changes in federal tax law that could limit or eliminate the federal tax exemption for municipal bond income, which would in effect reduce the income received by shareholders from the Fund by increasing taxes on that income. In such event, the Fund’s net asset value (“NAV”) could also decline as yields on municipal bonds, which are typically lower than those on taxable bonds, would be expected to increase to approximately the yield of comparable taxable bonds. Actions or anticipated actions affecting the tax-exempt status of municipal bonds could also result in significant shareholder redemptions of Fund shares as investors anticipate adverse effects on the Fund or seek higher yields to offset the potential loss of the tax deduction. As a result, the Fund would be required to maintain higher levels of cash to meet the redemptions, which would negatively affect the Fund’s yield. The federal income tax treatment of payments in respect of certain derivative contracts is unclear.

abfunds.com	AB IMPACT MUNICIPAL INCOME SHARES | 7

DISCLOSURES AND RISKS (continued)

Below Investment-Grade Securities Risk: Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest-rate sensitivity, negative perceptions of the junk bond market generally and may be more difficult to trade than other types of securities.

Interest-Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest-rate risk is generally greater for fixed-income securities with longer maturities or durations. The Fund may be subject to greater risk of rising interest rates than would normally be the case due to the end of a recent period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Leverage Risk: To the extent the Fund uses leveraging techniques, its NAV may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund’s investments.

Illiquid Investments Risk: Illiquid investments risk exists when particular investments, such as lower-rated securities, are or become difficult to purchase or sell, possibly preventing the Fund from selling such investments at an advantageous price. The Fund is subject to illiquid investments risk because the market for municipal securities is generally smaller than many other markets. Derivatives and securities involving substantial market and credit risk tend to involve greater illiquid investments risk than most other types of investments.

Derivatives Risk: Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Fund.

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DISCLOSURES AND RISKS (continued)

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling (800) 227 4618. The investment return and principal value of an investment in the Fund will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Performance assumes reinvestment of distributions and does not account for taxes.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus and/or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

abfunds.com	AB IMPACT MUNICIPAL INCOME SHARES | 9

HISTORICAL PERFORMANCE

AVERAGE ANNUAL RETURNS AS OF OCTOBER 31, 2022 (unaudited)

NAV Returns

1 Year	-15.97%

5 Years	0.71%

Since Inception[1]	0.66%

AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

SEPTEMBER 30, 2022 (unaudited)

NAV Returns

1 Year	-14.62%

5 Years	1.07%

Since Inception[1]	0.97%

The prospectus fee table shows the fees and the total annual operating expenses of the Fund as 0.00% because the Adviser does not charge any fees or expenses and reimburses Fund operating expenses except certain extraordinary expenses, taxes, brokerage costs and the interest on borrowings or certain leveraged transactions. Participants in a wrap fee program or other investment program eligible to invest in the Fund pay fees to the program sponsor and should review the program brochure or other literature provided by the sponsor for a discussion of fees and expenses charged.

1	Inception date: 9/12/2017.

10 | AB IMPACT MUNICIPAL INCOME SHARES	abfunds.com

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you may incur various ongoing non-operating and extraordinary costs. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value May 1, 2022	Ending Account Value October 31, 2022	Expenses Paid During Period*		Annualized Expense Ratio*
Actual	$1,000	$925.10	$	– 0 –	0.00%
Hypothetical**	$1,000	$1,025.21	$	– 0 –	0.00%

*

Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Fund’s operating expenses are borne by the Adviser or its affiliates.

**	Assumes 5% annual return before expenses.

abfunds.com	AB IMPACT MUNICIPAL INCOME SHARES | 11

PORTFOLIO SUMMARY

October 31, 2022 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $491.6

1

The Fund’s quality rating breakdown is expressed as a percentage of the Fund’s total investments in municipal securities and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). The quality ratings are determined by using the S&P Global Ratings (“S&P”), Moody’s Investors Services, Inc.(“Moody’s”) and Fitch Ratings, Ltd.(“Fitch”). The Fund considers the credit ratings issued by S&P, Moody’s and Fitch and uses the highest rating issued by the agencies. These ratings are a measure of the quality and safety of a bond or portfolio, based on the issuer’s financial condition. AAA is the highest (best) and D is the lowest (worst). If applicable, the pre-refunded category includes bonds which are secured by U.S. Government securities and therefore are deemed high-quality investment-grade by the Adviser. If applicable, Not Applicable (N/A) includes non-creditworthy investments such as equities, currency contracts, futures and options. If applicable, the Not Rated category includes bonds that are not rated by a nationally recognized statistical rating organization. The Adviser evaluates the creditworthiness of non-rated securities based on a number of factors including, but not limited to, cash flows, enterprise value and economic environment.

12 | AB IMPACT MUNICIPAL INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS

October 31, 2022 (unaudited)

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 93.1%
Long-Term Municipal Bonds – 93.1%
Alabama – 1.6%
Alabama Community College System ACCS Enhancements Fee Revenue AGM Series 2021 4.00%, 09/01/2046	$3,900	$3,345,970
4.00%, 09/01/2051	5,500	4,650,671

		7,996,641

American Samoa – 0.1%
American Samoa Economic Development Authority (Territory of American Samoa) Series 2018 6.00%, 09/01/2023(a)	430	431,121

Arizona – 4.1%
Arizona Industrial Development Authority Series 2021-A 4.00%, 07/01/2051	5,840	4,160,915
Arizona Industrial Development Authority (Phoenix Children’s Hospital Obligated Group) Series 2020 4.00%, 02/01/2050	4,500	3,569,533
5.00%, 02/01/2034	1,300	1,347,587
5.00%, 02/01/2035	1,100	1,130,836
Series 2021 4.00%, 02/01/2038	1,400	1,262,346
Industrial Development Authority of the County of Pima(The) (TMC HealthCare Obligated Group) Series 2021 4.00%, 04/01/2046	3,500	2,806,552
Maricopa County Industrial Development Authority (Arizona Autism Charter Schools Obligated Group) Series 2020 5.00%, 07/01/2040(a)	500	447,460
5.00%, 07/01/2050(a)	1,175	993,572
5.00%, 07/01/2054(a)	640	527,160
Series 2021 4.00%, 07/01/2041(a)	365	277,232
4.00%, 07/01/2051(a)	1,080	742,555
4.00%, 07/01/2061(a)	4,210	2,731,167

		19,996,915

abfunds.com	AB IMPACT MUNICIPAL INCOME SHARES | 13

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

California – 12.1%
California Educational Facilities Authority (Mount St.Mary’s University, Inc.) Series 2018-A 5.00%, 10/01/2036	$405	$419,492
5.00%, 10/01/2046	2,750	2,784,804
California Health Facilities Financing Authority (Children’s Hospital Los Angeles) Series 2017-A 5.00%, 08/15/2047	3,750	3,557,343
California Health Facilities Financing Authority (On Lok Senior Health Services Obligated Group) Series 2020 5.00%, 08/01/2050	1,000	964,175
5.00%, 08/01/2055	1,200	1,147,078
California Health Facilities Financing Authority (State of California Personal Income Tax Revenue) Series 2022 4.19%, 06/01/2037	1,000	842,931
California Infrastructure & Economic Development Bank (California Academy of Sciences) Series 2021 2.59% (MUNIPSA + 0.35%), 08/01/2047(b)	8,000	7,892,061
California Infrastructure & Economic Development Bank (California Science Center Foundation) Series 2021 4.00%, 05/01/2046	5,000	4,262,543
4.00%, 05/01/2051	5,000	4,195,287
4.00%, 05/01/2055	5,000	4,152,256
California Municipal Finance Authority (Community Health Centers of The Central Coast, Inc.) Series 2021-A 5.00%, 12/01/2036(a)	350	328,078
5.00%, 12/01/2046(a)	3,725	3,219,059
5.00%, 12/01/2054(a)	1,240	1,047,531
California Municipal Finance Authority (Healthright 360) Series 2019-A 5.00%, 11/01/2039(a)	1,775	1,618,415
5.00%, 11/01/2049(a)	3,500	3,019,377

14 | AB IMPACT MUNICIPAL INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

California Municipal Finance Authority (La Maestra Family Clinic, Inc.) Series 2021 4.00%, 09/01/2046	$2,960	$2,547,765
4.00%, 09/01/2051	2,745	2,337,277
California Municipal Finance Authority (Valley Health Team, Inc.) Series 2021 4.00%, 07/01/2037	1,200	1,119,932
4.00%, 07/01/2046	2,090	1,800,872
4.00%, 07/01/2051	1,945	1,657,075
California School Finance Authority (Bright Star Schools Obligated Group) Series 2017 5.00%, 06/01/2037(a)	600	562,146
5.00%, 06/01/2054(a)	250	215,390
California School Finance Authority (Downtown College Prep Obligated Group) Series 2016 5.00%, 06/01/2051(a)	500	412,048
California School Finance Authority (Ednovate Obligated Group)
Series 2018 5.00%, 06/01/2048(a)	1,085	928,863
5.00%, 06/01/2056(a)	1,000	828,884
California School Finance Authority (Equitas Academy Obligated Group) Series 2018-A 5.00%, 06/01/2048(a)	3,750	3,258,171
California School Finance Authority (Girls Athletic Leadership Schools Los Angeles) Series 2021 4.00%, 06/01/2041(a)	955	707,926
4.00%, 06/01/2051(a)	1,000	661,962
California School Finance Authority (Green DOT Public Schools Obligated Group) Series 2018 5.00%, 08/01/2038(a)	1,000	986,094
Series 2022 5.375%, 08/01/2042(c)	1,500	1,498,104
Coalinga-Huron Joint Unified School District BAM Series 2018-B 5.00%, 08/01/2048	500	510,579

		59,483,518

abfunds.com	AB IMPACT MUNICIPAL INCOME SHARES | 15

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Colorado – 0.5%
Denver Health & Hospital Authority Series 2019-A 4.00%, 12/01/2038	$1,020	$838,172
4.00%, 12/01/2039	1,000	809,417
4.00%, 12/01/2040	750	598,707

		2,246,296

Connecticut – 1.2%
City of Bridgeport CT Series 2017-A 5.00%, 11/01/2025	525	546,728
Series 2021-A 4.00%, 08/01/2037	775	702,303
4.00%, 08/01/2039	1,000	877,913
4.00%, 08/01/2040	325	281,825
BAM Series 2018-C 5.00%, 07/15/2036	1,000	1,042,621
5.00%, 07/15/2038	620	643,640
BAM Series 2019-A 5.00%, 02/01/2035	1,500	1,572,755

		5,667,785

District of Columbia – 3.8%
District of Columbia (Gallaudet University) Series 2021 5.00%, 04/01/2046	1,715	1,677,604
5.00%, 04/01/2051	2,635	2,551,527
District of Columbia (KIPP DC Obligated Group) Series 2017-A 5.00%, 07/01/2042	1,785	1,768,395
Series 2017-B 5.00%, 07/01/2037	625	628,167
District of Columbia (KIPP DC Public Charter Schools) Series 2019 4.00%, 07/01/2039	2,275	1,962,841
District of Columbia (Plenary Infrastructure DC LLC State Lease) Series 2022 5.50%, 02/28/2035	4,025	4,088,442
5.50%, 02/29/2036	1,625	1,639,921
5.50%, 08/31/2036	1,800	1,814,583
5.50%, 02/28/2037	1,850	1,841,450

16 | AB IMPACT MUNICIPAL INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

District of Columbia Water & Sewer Authority Series 2016-A 5.00%, 10/01/2035	$820	$848,284

		18,821,214

Florida – 0.8%
Florida Development Finance Corp. (United Cerebral Palsy of Central Florida, Inc.) Series 2020 5.00%, 06/01/2040	825	707,223
5.00%, 06/01/2050	1,785	1,431,987
Pinellas County School Board (Pinellas County School Board COP) Series 2021-A 5.00%, 07/01/2027	900	955,547
5.00%, 07/01/2030	1,000	1,081,557

		4,176,314

Illinois – 7.5%
Chicago Transit Authority (Chicago Transit Authority Sales Tax) Series 2017 5.00%, 12/01/2051	5,085	4,763,582
Chicago Transit Authority Sales Tax Receipts Fund Series 2014 5.25%, 12/01/2049	5,000	5,024,463
Series 2020-A 5.00%, 12/01/2045	6,010	5,742,319
5.00%, 12/01/2055	6,500	6,040,418
Series 2022-A 4.00%, 12/01/2049	4,190	3,254,829
Cook County Community College District No. 508 Series 2013 5.25%, 12/01/2043	605	577,287
BAM Series 2017 5.00%, 12/01/2047	620	622,816
Illinois Finance Authority (Lawndale Educational & Regional Network Charter School Obligated Group) Series 2021 4.00%, 11/01/2041	750	615,141
4.00%, 11/01/2051	2,000	1,510,142
4.00%, 11/01/2056	2,250	1,642,782

abfunds.com	AB IMPACT MUNICIPAL INCOME SHARES | 17

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Illinois Finance Authority (University of Illinois) Series 2020 4.00%, 10/01/2040	$1,865	$1,553,379
4.00%, 10/01/2050	5,000	3,831,678
4.00%, 10/01/2055	2,000	1,481,666

		36,660,502

Indiana – 0.6%
Muncie Sanitary District AGM Series 2021-A 5.00%, 01/01/2029	685	730,938
5.00%, 07/01/2029	600	642,787
5.00%, 01/01/2030	1,000	1,074,457
5.00%, 07/01/2030	420	452,515

		2,900,697

Kansas – 0.1%
Seward County Unified School District No. 480 Liberal Series 2017-B 5.00%, 09/01/2028 (Pre-refunded/ETM)	555	580,122

Louisiana – 0.5%
Tangipahoa Parish Hospital Service District No. 1 Series 2021 4.00%, 02/01/2041	1,500	1,231,218
4.00%, 02/01/2042	1,500	1,217,490

		2,448,708

Maryland – 3.4%
Maryland Economic Development Corp. (Bowie State University) Series 2020 4.00%, 07/01/2050	1,200	893,466
Maryland Economic Development Corp. (Maryland Economic Development Corp. Morgan View & Thurgood Marshall Student Hsg) Series 2022 5.00%, 07/01/2033	1,895	1,907,872
5.00%, 07/01/2034	1,840	1,838,264
Maryland Economic Development Corp. (Morgan State University) Series 2020 5.00%, 07/01/2050	2,500	2,264,073

18 | AB IMPACT MUNICIPAL INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Maryland Economic Development Corp. (Purple Line Transit Partners LLC) Series 2022 5.25%, 06/30/2055	$10,000	$9,645,285

		16,548,960

Massachusetts – 3.3%
Massachusetts Development Finance Agency (Boston Medical Center Corp. Obligated Group) Series 2015-D 5.00%, 07/01/2044	7,415	7,063,818
Series 2016-E 5.00%, 07/01/2037	765	760,524
Series 2017-F 5.00%, 07/01/2030	1,475	1,505,362
Massachusetts Development Finance Agency (Wellforce Obligated Group) Series 2019-A 5.00%, 07/01/2036	1,765	1,707,084
5.00%, 07/01/2039	2,250	2,136,447
5.00%, 07/01/2044	1,645	1,517,629
AGM Series 2020-C 4.00%, 10/01/2045	1,090	889,869
Massachusetts Development Finance Agency (WGBH Educational Foundation) Series 2017-A 4.00%, 01/01/2032	825	823,046

		16,403,779

Michigan – 10.5%
Center Line Public Schools Series 2018 5.00%, 05/01/2038	895	937,469
City of Detroit MI Series 2018 5.00%, 04/01/2026	585	596,367
5.00%, 04/01/2027	500	510,550
5.00%, 04/01/2032	770	775,244
5.00%, 04/01/2033	180	180,279
5.00%, 04/01/2034	1,255	1,249,420
5.00%, 04/01/2035	1,000	988,537
5.00%, 04/01/2036	700	689,632
5.00%, 04/01/2037	1,100	1,077,140
Series 2021-A 4.00%, 04/01/2040	1,050	846,560
5.00%, 04/01/2033	1,125	1,121,691
5.00%, 04/01/2036	1,200	1,168,631

abfunds.com	AB IMPACT MUNICIPAL INCOME SHARES | 19

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

5.00%, 04/01/2039	$1,175	$1,115,490
5.00%, 04/01/2050	3,650	3,302,200
Detroit City School District Series 2020-A 5.00%, 05/01/2036	1,145	1,188,017
5.00%, 05/01/2037	1,150	1,189,478
5.00%, 05/01/2039	1,645	1,696,367
5.00%, 05/01/2040	1,000	1,029,547
AGM Series 2005-A 5.25%, 05/01/2030	4,260	4,707,406
Downriver Utility Wastewater Authority AGM Series 2018 5.00%, 04/01/2043	1,515	1,564,838
Ferris State University Series 2019-A 5.00%, 10/01/2024	2,000	2,060,157
5.00%, 10/01/2025	2,000	2,086,241
5.00%, 10/01/2026	2,185	2,303,971
Flint Hospital Building Authority (Hurley Medical Center) Series 2020 4.00%, 07/01/2041	3,500	2,752,698
5.00%, 07/01/2031	2,405	2,462,137
Flint Public Library AGM Series 2020 3.00%, 05/01/2029	1,085	1,032,333
3.00%, 05/01/2030	1,175	1,099,538
Grand Rapids Public Schools AGM Series 2017 5.00%, 05/01/2027	200	213,341
AGM Series 2019 5.00%, 11/01/2040	1,800	1,866,557
Great Lakes Water Authority Water Supply System Revenue Series 2016-B 5.00%, 07/01/2046	1,225	1,244,113
Series 2016-C 5.00%, 07/01/2026	695	730,668
Series 2020-B 5.00%, 07/01/2045	1,350	1,386,430
5.00%, 07/01/2049	1,300	1,292,852
Series 2022-A 5.00%, 07/01/2037	1,000	1,046,254
5.00%, 07/01/2038	1,215	1,267,044
5.25%, 07/01/2039	1,925	2,037,858
5.25%, 07/01/2040	735	773,604

		51,590,659

20 | AB IMPACT MUNICIPAL INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Minnesota – 0.6%
City of Minneapolis MN (Hennepin Schools) Series 2021-A 4.00%, 07/01/2056	$3,000	$2,003,704
Housing & Redevelopment Authority of The City of St.Paul Minnesota (Metro Deaf School) Series 2018-A 5.00%, 06/15/2048(a)	1,000	849,143

		2,852,847

Missouri – 0.0%
St. Louis Community College District Series 2017 4.00%, 04/01/2035	200	197,602

New Jersey – 4.5%
Essex County Improvement Authority (North Star Academy Charter School of Newark, Inc.) Series 2020 4.00%, 07/15/2040(a)	1,600	1,317,739
4.00%, 07/15/2050(a)	3,260	2,457,094
New Jersey Economic Development Authority (Foundation Academy Charter School A NJ Nonprofit Corp.) Series 2018-A 5.00%, 07/01/2050	1,000	899,731
New Jersey Economic Development Authority (New Jersey Transit Corp. State Lease) Series 2020 4.00%, 11/01/2044	5,500	4,537,757
5.00%, 11/01/2044	6,925	6,655,293
New Jersey Economic Development Authority (North Star Academy Charter School of Newark, Inc.) Series 2017 5.00%, 07/15/2047	1,170	1,084,388
New Jersey Economic Development Authority (Seeing Eye, Inc. (The)) Series 2015 5.00%, 03/01/2025	3,205	3,288,278
New Jersey Economic Development Authority (State of New Jersey Division of Property Management & Construction Lease) Series 2018-C 5.00%, 06/15/2027	645	669,161

abfunds.com	AB IMPACT MUNICIPAL INCOME SHARES | 21

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

5.00%, 06/15/2042	$1,000	$970,173

		21,879,614

New York – 14.4%
Buffalo Sewer Authority Series 2021 1.75%, 06/15/2049	2,000	1,249,255
Build NYC Resource Corp. (Academic Leadership Charter School) Series 2021 4.00%, 06/15/2031	200	184,481
4.00%, 06/15/2036	385	330,813
Build NYC Resource Corp. (Children’s Aid Society (The)) Series 2019 4.00%, 07/01/2044	550	457,726
4.00%, 07/01/2049	600	487,941
Build NYC Resource Corp. (Global Community Charter School) Series 2022 4.00%, 06/15/2032	500	456,430
5.00%, 06/15/2042	850	768,123
5.00%, 06/15/2052	1,520	1,316,174
5.00%, 06/15/2057	1,300	1,099,664
Build NYC Resource Corp. (Inwood Academy for Leadership Charter School) Series 2018-A 5.50%, 05/01/2048(a)	500	462,052
Build NYC Resource Corp. (Metropolitan Lighthouse Charter School) Series 2017 5.00%, 06/01/2052(a)	2,260	1,907,713
Series 2017-A 5.00%, 06/01/2047(a)	725	624,076
City of Buffalo NY Series 2021-B 5.00%, 04/01/2026	2,025	2,125,889
Metropolitan Transportation Authority Series 2014-D 5.00%, 11/15/2039	4,000	3,829,102
Series 2017-C 5.00%, 11/15/2026	5,710	5,847,632
5.00%, 11/15/2029	1,165	1,187,462
5.00%, 11/15/2033	1,000	995,279
Series 2018-B 5.00%, 11/15/2026	2,160	2,212,064

22 | AB IMPACT MUNICIPAL INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Series 2020-C 4.75%, 11/15/2045	$19,035	$16,864,934
Series 2020-E 4.00%, 11/15/2045	4,250	3,345,533
5.00%, 11/15/2030	5,000	5,039,535
5.00%, 11/15/2032	4,500	4,470,669
Series 2021-A 4.00%, 11/15/2042	7,500	6,086,625
Series 2021-D 2.374% (SOFR + 0.33%), 11/01/2035(b)	1,795	1,742,212
Monroe County Industrial Development Corp./NY (Rochester Regional Health Obligated Group) Series 2020 4.00%, 12/01/2046	6,945	5,327,937
Monroe County Industrial Development Corp./NY (True North Rochester Prep Charter School) Series 2020 5.00%, 06/01/2040(a)	1,265	1,190,070
New York State Dormitory Authority (Montefiore Obligated Group) Series 2018 5.00%, 08/01/2032	375	356,604
5.00%, 08/01/2034	750	695,205
Series 2020 4.00%, 09/01/2045	500	356,573

		71,017,773

North Carolina – 0.9%
North Carolina Central University Series 2019 4.00%, 04/01/2049	2,270	1,819,715
5.00%, 04/01/2044	2,500	2,463,696

		4,283,411

Ohio – 2.5%
American Municipal Power, Inc. Series 2019 5.00%, 02/15/2044	2,150	2,163,432
Cleveland-Cuyahoga County Port Authority (Cleveland Museum of Natural History (The)) Series 2021 4.00%, 07/01/2051	1,100	868,003

abfunds.com	AB IMPACT MUNICIPAL INCOME SHARES | 23

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

County of Cuyahoga OH (MetroHealth System (The)) Series 2017 5.00%, 02/15/2042	$4,365	$4,184,890
5.25%, 02/15/2047	1,500	1,442,753
County of Darke OH (Wayne Hospital Co. Obligated Group) Series 2019-A 5.00%, 09/01/2049	690	567,056
Ohio Higher Educational Facility Commission (Ashtabula County Medical Center Obligated Group) Series 2022 5.25%, 01/01/2041	2,000	1,999,239
5.25%, 01/01/2052	1,000	968,874

		12,194,247

Oklahoma – 1.8%
Oklahoma Development Finance Authority (OU Medicine Obligated Group) Series 2018-B 5.00%, 08/15/2033	2,000	1,775,158
5.50%, 08/15/2057	3,365	2,697,451
Series 2022-A 5.50%, 08/15/2041	5,000	4,420,698

		8,893,307

Oregon – 0.2%
Tri-County Metropolitan Transportation District of Oregon Series 2017-A 5.00%, 10/01/2026	865	910,481
Series 2018-A 5.00%, 10/01/2029	250	265,136

		1,175,617

Pennsylvania – 7.2%
Capital Region Water Water Revenue Series 2018 5.00%, 07/15/2025	1,000	1,037,061
5.00%, 07/15/2026	510	535,153
City of Philadelphia PA Water & Wastewater Revenue Series 2018-A 5.00%, 10/01/2048	3,050	3,082,770
Series 2019-B 5.00%, 11/01/2049	3,095	3,120,943
Series 2020-A 5.00%, 11/01/2045	5,000	5,106,525

24 | AB IMPACT MUNICIPAL INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Delaware County Authority (Elwyn Obligated Group) Series 2017 5.00%, 06/01/2037	$825	$727,220
Hospitals & Higher Education Facilities Authority of Philadelphia (The) (Temple University Health System Obligated Group) Series 2017 5.00%, 07/01/2032	885	898,224
5.00%, 07/01/2034	230	231,811
AGM Series 2022 4.00%, 07/01/2040	4,475	3,864,920
Philadelphia Authority for Industrial Development (City of Philadelphia PA) Series 2018 5.00%, 05/01/2036	1,620	1,675,306
5.00%, 05/01/2037	1,390	1,434,007
5.00%, 05/01/2038	1,000	1,029,554
AGM Series 2017 5.00%, 12/01/2035	200	210,557
Philadelphia Authority for Industrial Development (Russell Byers Charter School) Series 2020 5.00%, 05/01/2040	1,050	994,788
Pittsburgh Water & Sewer Authority AGM Series 2019-A 5.00%, 09/01/2044	2,000	2,060,257
AGM Series 2020-B 4.00%, 09/01/2045	2,250	1,954,432
4.00%, 09/01/2050	2,500	2,117,981
School District of the City of Erie (The) AGM Series 2019-A 5.00%, 04/01/2031	405	437,223
AGM Series 2019-C 5.00%, 04/01/2028	1,850	1,964,615
5.00%, 04/01/2029	1,000	1,070,990
Wilkes-Barre Area School District/PA BAM Series 2019 5.00%, 04/15/2059	1,620	1,605,429

		35,159,766

abfunds.com	AB IMPACT MUNICIPAL INCOME SHARES | 25

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Rhode Island – 3.0%
Providence Public Building Authority (City of Providence RI Lease) AGM Series 2020-A 5.00%, 09/15/2030	$2,890	$3,129,883
5.00%, 09/15/2031	5,110	5,508,751
Rhode Island Health and Educational Building Corp. (City of Providence RI) BAM Series 2021-D 4.00%, 05/15/2038	2,930	2,714,854
4.00%, 05/15/2040	1,375	1,253,706
4.00%, 05/15/2041	2,485	2,248,251

		14,855,445

Texas – 0.7%
Brownsville Independent School District Series 2017 5.00%, 08/15/2023	750	760,676
City of Mission TX BAM Series 2021 5.00%, 02/15/2028	1,000	1,064,182
5.00%, 02/15/2029	1,000	1,070,994
El Paso County Hospital District Series 2017 5.00%, 08/15/2037	370	365,545

		3,261,397

Utah – 0.7%
Ogden City School District Municipal Building Authority (Ogden City School District) Series 2018 5.00%, 01/15/2038	3,490	3,579,833

Washington – 0.7%
Pend Oreille County Public Utility District No. 1 Box Canyon Series 2018 5.00%, 01/01/2044	3,600	3,458,005

West Virginia – 1.4%
Morgantown Utility Board, Inc. Series 2018-B 5.00%, 12/01/2043	2,555	2,652,901

26 | AB IMPACT MUNICIPAL INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

West Virginia Hospital Finance Authority (West Virginia United Health System Obligated Group) Series 2016-A 4.00%, 06/01/2031	$2,800	$2,685,558
Series 2017-A 5.00%, 06/01/2047	1,775	1,677,307

		7,015,766

Wisconsin – 4.4%
City of Milwaukee WI Sewerage System Revenue Series 2021-S 5.00%, 06/01/2030	1,000	1,068,814
5.00%, 06/01/2031	1,000	1,071,900
Milwaukee Redevelopment Authority (Milwaukee Public Schools Lease) Series 2017 5.00%, 11/15/2025	200	208,959
Wisconsin Health & Educational Facilities Authority (Hmong American Peace Academy Ltd.) Series 2020 5.00%, 03/15/2050	3,520	3,146,389
Wisconsin Public Finance Authority (Bancroft Neurohealth Obligated Group) Series 2016 5.125%, 06/01/2048(a)	4,430	3,832,914
Wisconsin Public Finance Authority (NC A&T Real Estate Foundation LLC) Series 2019 5.00%, 06/01/2044	6,315	5,500,933
Wisconsin Public Finance Authority (Scotland Health Care System Obligated Group) Series 2021-A 4.00%, 10/01/2047	8,255	6,757,288

		21,587,197

Total Municipal Obligations (cost $542,970,842)		457,365,058

abfunds.com	AB IMPACT MUNICIPAL INCOME SHARES | 27

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

CORPORATES - INVESTMENT GRADE – 2.3%
Industrial – 1.2%
Consumer Cyclical - Other – 0.6%
Conservation Fund A Nonprofit Corp. (The) Series 2019 3.474%, 12/15/2029	$3,267	$2,762,869

Other Industrial – 0.5%
Howard University Series 2020 1.991%, 10/01/2025	1,000	885,800
2.291%, 10/01/2026	1,000	871,140
2.516%, 10/01/2025	1,000	902,090

		2,659,030

Services – 0.1%
Bush Foundation 2.754%, 10/01/2050	1,000	624,530

		6,046,429

Financial Institutions – 1.1%
Finance – 1.1%
BlueHub Loan Fund, Inc. Series 2020 3.099%, 01/01/2030	1,000	853,613
Low Income Investment Fund Series 2019 3.711%, 07/01/2029	5,000	4,540,239

		5,393,852

Total Corporates - Investment Grade (cost $13,267,000)		11,440,281

	Shares
SHORT-TERM INVESTMENTS – 2.9%
Investment Companies – 2.9%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 2.67%(d)(e)(f) (cost $14,329,903)	14,329,903	14,329,903

Total Investments – 98.3% (cost $570,567,745)		483,135,242
Other assets less liabilities – 1.7%		8,500,655

Net Assets – 100.0%		$491,635,897

28 | AB IMPACT MUNICIPAL INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

CENTRALLY CLEARED INFLATION (CPI) SWAPS (see Note C)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid/ (Received)			Unrealized Appreciation (Depreciation)
USD	3,750	01/15/2025	4.028%	CPI#	Maturity	$142,638	$	– 0	–	$142,638
USD	2,800	01/15/2027	CPI#	3.466%	Maturity	(126,264)		(6,428)		(119,836)
USD	19,100	01/15/2029	CPI#	3.735%	Maturity	(131,138)		– 0	–	(131,138)
USD	17,000	01/15/2030	2.650%	CPI#	Maturity	1,542,781		– 0	–	1,542,781
USD	7,500	01/15/2031	2.782%	CPI#	Maturity	581,725		– 0	–	581,725
USD	4,400	01/15/2031	2.989%	CPI#	Maturity	255,589		– 0	–	255,589
USD	5,570	01/15/2032	CPI#	3.064%	Maturity	(258,141)		– 0	–	(258,141)
USD	5,180	04/15/2032	CPI#	2.971%	Maturity	(272,150)		– 0	–	(272,150)

						$1,735,040		$(6,428)		$1,741,468

#	Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note C)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid/ (Received)			Unrealized Appreciation (Depreciation)
USD	34,000	04/15/2032	3.069%	1 Day SOFR	Annual	$2,075,947	$	– 0	–	$2,075,947
USD	6,000	04/15/2032	3.065%	1 Day SOFR	Annual	351,359		– 0	–	351,359
USD	6,200	02/15/2041	1.630%	3 Month LIBOR	Semi-Annual/ Quarterly	1,980,737		– 0	–	1,980,737
USD	5,000	02/15/2041	1.760%	3 Month LIBOR	Semi-Annual/ Quarterly	1,511,747		– 0	–	1,511,747

						$5,919,790	$	– 0	–	$5,919,790

(a)

Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration. At October 31, 2022, the aggregate market value of these securities amounted to $36,585,012 or 7.44% of net assets.

(b)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at October 31, 2022.

(c)	When-Issued or delayed delivery security.

(d)	Affiliated investments.

(e)	The rate shown represents the 7-day yield as of period end.

(f)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

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PORTFOLIO OF INVESTMENTS (continued)

As of October 31, 2022, the Fund’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity are 15.4% and 0.0%, respectively.

Glossary:

AGM – Assured Guaranty Municipal

BAM – Build American Mutual

COP – Certificate of Participation

CPI – Consumer Price Index

DOT – Department of Transportation

ETM – Escrowed to Maturity

LIBOR – London Interbank Offered Rate

MUNIPSA – SIFMA Municipal Swap Index

SOFR – Secured Overnight Financing Rate

See notes to financial statements.

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STATEMENT OF ASSETS & LIABILITIES

October 31, 2022 (unaudited)

Assets
Investments in securities, at value
Unaffiliated issuers (cost $556,237,842)	$468,805,339
Affiliated issuers (cost $14,329,903)	14,329,903
Cash collateral due from broker	2,571,113
Interest receivable	7,484,139
Receivable for shares of beneficial interest sold	879,344
Receivable for variation margin on centrally cleared swaps	364,591
Receivable for investment securities sold	105,000
Receivable due from Adviser	1,365
Other assets	10,841

Total assets	494,551,635

Liabilities
Payable for investment securities purchased	1,495,350
Dividends payable	1,381,556
Payable for shares of beneficial interest redeemed	38,832

Total liabilities	2,915,738

Net Assets	$491,635,897

Composition of Net Assets
Shares of beneficial interest, at par	$554
Additional paid-in capital	575,075,732
Accumulated loss	(83,440,389)

Net Assets	$491,635,897

Net Asset Value Per Share—unlimited shares of beneficial interest authorized, $.00001 par value (based on 55,376,915 common shares outstanding)	$8.88

See notes to financial statements.

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STATEMENT OF OPERATIONS

Six Months Ended October 31, 2022 (unaudited)

Investment Income
Interest	$8,151,834
Dividends—Affiliated issuers	112,823
Other income(a)	7,984

Total investment income		$8,272,641

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) on:
Investment transactions		(1,500,348)
Swaps		6,812,145
Net change in unrealized appreciation (depreciation) of:
Investments		(50,422,038)
Swaps		(2,749,859)

Net loss on investment transactions		(47,860,100)

Net Decrease in Net Assets from Operations		$(39,587,459)

(a)	Other income includes a reimbursement for investment in affiliated issuer (see Note B).

See notes to financial statements.

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STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended October 31, 2022 (unaudited)	Year Ended April 30, 2022
Increase (Decrease) in Net Assets from Operations
Net investment income	$8,272,641	$13,124,584
Net realized gain (loss) on investment transactions	5,311,797	(7,699,767)
Net change in unrealized appreciation (depreciation) of investments	(53,171,897)	(51,368,884)

Net decrease in net assets from operations	(39,587,459)	(45,944,067)
Distribution to Shareholders	(8,600,223)	(12,908,351)
Transactions in Shares of Beneficial Interest
Net increase	22,892,137	117,602,750

Total increase (decrease)	(25,295,545)	58,750,332
Net Assets
Beginning of period	516,931,442	458,181,110

End of period	$491,635,897	$516,931,442

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

October 31, 2022 (unaudited)

NOTE A

Significant Accounting Policies

AB Corporate Shares (the “Trust”) is registered under the Investment Company Act of 1940, as an open-end, diversified management investment company. The Trust, which is a Massachusetts Business Trust, operates as a “series” company currently offering five separate portfolios: AB Corporate Income Shares, AB Municipal Income Shares, AB Taxable Multi-Sector Income Shares, AB Impact Municipal Income Shares and AB Tax-Aware Real Return Income Shares. Each portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to AB Impact Municipal Income Shares (the “Fund”).

Shares of the Fund are offered exclusively to holders of accounts established under wrap fee programs sponsored and maintained by certain registered investment advisers approved by AllianceBernstein L.P. (the “Adviser”). The Fund’s shares may be purchased at the relevant net asset value without a sales charge or other fee. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at “fair value” as determined in accordance with procedures approved by and under the oversight of the Trust’s Board of Trustees (the “Board”). Pursuant to these procedures, the Adviser serves as the Fund’s valuation designee pursuant to Rule 2a-5 of the 1940 Act. In this capacity, the Adviser is responsible, among other things, for making all fair value determinations relating to the Fund’s portfolio investments, subject to the Board’s oversight.

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more

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NOTES TO FINANCIAL STATEMENTS (continued)

than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open-end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those

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NOTES TO FINANCIAL STATEMENTS (continued)

securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and

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NOTES TO FINANCIAL STATEMENTS (continued)

any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of October 31, 2022:

Investments in Securities:	Level 1			Level 2		Level 3			Total
Assets:
Long-Term Municipal Bonds	$	– 0	–	$457,365,058		$	– 0	–	$457,365,058
Corporates – Investment Grade		– 0	–	11,440,281			– 0	–	11,440,281
Short-Term Investments		14,329,903		– 0	–		– 0	–	14,329,903

Total Investments in Securities		14,329,903		468,805,339			– 0	–	483,135,242
Other Financial Instruments(a):
Assets:
Centrally Cleared Inflation (CPI) Swaps		– 0	–	2,522,733			– 0	–	2,522,733	(b)
Centrally Cleared Interest Rate Swaps		– 0	–	5,919,790			– 0	–	5,919,790	(b)
Liabilities:
Centrally Cleared Inflation (CPI) Swaps		– 0	–	(787,693)			– 0	–	(787,693	)(b)

Total		$14,329,903		$476,460,169		$	– 0	–	$490,790,072

(a)

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation (depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, written options and written swaptions which are valued at market value.

(b)

Only variation margin receivable/(payable) at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation (depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments. Where applicable, centrally cleared swaps with upfront premiums are presented here at market value.

3. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax

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NOTES TO FINANCIAL STATEMENTS (continued)

returns for all open tax years (the current and the prior tax year) and has concluded that no provision for income tax is required in the Fund’s financial statements.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. Non-cash dividends, if any, are recorded on the ex-dividend date at the fair value of the securities received. The Fund amortizes premiums and accretes discounts as adjustments to interest income. The Fund accounts for distributions received from REIT investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

5. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the advisory agreement, the Fund pays no advisory fee to the Adviser and the Adviser reimburses or pays for the Fund’s operating expenses. The Fund is an integral part of separately managed accounts in wrap fee programs and other investment programs. Typically, participants in these programs pay a fee to their investment adviser for all costs and expenses of the separately managed account, including costs and expenses associated with the Fund, and a fee is paid by their investment adviser to the Adviser. In certain cases, participants may have a direct relationship with the Adviser without the involvement of a third party investment adviser, in which case the participant would pay a fee directly to the Adviser. The Adviser serves as investment manager and adviser of the Fund and continuously furnishes an investment program for the Fund and manages, supervises and conducts the affairs of the Fund, subject to the supervisions of the Fund’s Board. The advisory agreement provides that the Adviser or an affiliate will furnish, or pay the expenses of the Fund for, office space, facilities and equipment, services of executive and other personnel of the Fund and certain administrative services.

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NOTES TO FINANCIAL STATEMENTS (continued)

The Fund has entered into a distribution agreement with AllianceBernstein Investments, Inc., the Fund’s principal underwriter (the “Underwriter”), to permit the Underwriter to distribute the Fund’s shares, which are sold at their net asset value without any sales charge. The Fund does not pay a fee for this service. The Underwriter is a wholly owned subsidiary of the Adviser.

AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, acts as the Fund’s registrar, transfer agent and dividend-disbursing agent. ABIS registers the transfer, issuance and redemption of Fund shares and disburses dividends and other distributions to Fund shareholders. The Fund does not pay a fee for this service.

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. The Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2023. In connection with the investment by the Fund in Government Money Market Portfolio, the Adviser has contractually agreed to reimburse the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the six months ended October 31, 2022, such reimbursement amounted to $7,984.

A summary of the Fund’s transactions in AB mutual funds for the six months ended October 31, 2022 is as follows:

Fund	Market Value 4/30/22 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 10/31/22 (000)	Dividend Income (000)
Government Money Market Portfolio	$20,057	$69,590	$75,317	$14,330	$113

NOTE C

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended October 31, 2022 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$41,179,877		$14,876,234
U.S. government securities	– 0	–	– 0	–

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NOTES TO FINANCIAL STATEMENTS (continued)

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation	$8,446,398
Gross unrealized depreciation	(88,217,643)

Net unrealized depreciation	$(79,771,245)

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Swaps

The Fund may enter into swaps to hedge its exposure to interest rates, credit risk, equity markets or currencies. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swaps to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Fund accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation (depreciation) of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the

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NOTES TO FINANCIAL STATEMENTS (continued)

statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received for swaps are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation (depreciation) of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Fund enters into a centrally cleared swap, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The

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NOTES TO FINANCIAL STATEMENTS (continued)

Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Fund may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Fund anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

During the six months ended October 31, 2022, the Fund held interest rate swaps for hedging purposes.

Inflation (CPI) Swaps:

Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swaps may be used to protect the net asset value, or NAV, of a Fund against an unexpected change in the rate of inflation measured by an inflation index since the value of these agreements is expected to increase if there are unexpected inflation increases.

During the six months ended October 31, 2022, the Fund held inflation (CPI) swaps for hedging purposes.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

The Fund’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of

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NOTES TO FINANCIAL STATEMENTS (continued)

the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s OTC counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty table below for additional details.

During the six months ended October 31, 2022, the Fund had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable/Payable for variation margin on centrally cleared swaps	$8,442,523	*	Receivable/Payable for variation margin on centrally cleared swaps	$781,265	*

Total		$8,442,523			$781,265

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation (depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments.

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation (depreciation) of swaps	$6,812,145	$(2,749,859)

Total		$6,812,145	$(2,749,859)

The following table represents the average monthly volume of the Fund’s derivative transactions during the six months ended October 31, 2022:

Centrally Cleared Interest Rate Swaps:
Average notional amount	$119,200,000
Centrally Cleared Inflation Swaps:
Average notional amount	$65,300,000

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE D

Shares of Beneficial Interest

Transactions in shares of beneficial interest were as follows:

	Shares		Amount
	Six Months Ended October 31, 2022 (unaudited)	Year Ended April 30, 2022	Six Months Ended October 31, 2022 (unaudited)	Year Ended April 30, 2022

Shares sold	6,778,246	17,035,551	$64,474,030	$182,792,266

Shares redeemed	(4,374,516)	(6,075,323)	(41,581,893)	(65,189,516)

Net increase	2,403,730	10,960,228	$22,892,137	$117,602,750

NOTE E

Risks Involved in Investing in the Fund

Market Risk—The value of the Fund’s assets will fluctuate as the stock or bond market fluctuates. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness) and regional and global conflicts, that affect large portions of the market.

ESG Risk—Applying environmental, social and corporate governance (“ESG”) and sustainability criteria to the investment process may exclude securities of certain issuers for non-investment reasons and, therefore, the Fund may forgo some market opportunities available to funds that do not use ESG or sustainability criteria. Securities selected based on ESG factors may shift into and out of favor depending on market and economic conditions, and the Fund’s performance may at times be better or worse than the performance of funds that do not use ESG or sustainability criteria. Furthermore, “sustainability” is not a uniformly defined characteristic, and the Fund’s sustainability criteria may differ from those used by other funds. In addition, in evaluating an investment, the investment adviser is dependent upon information and data that may be incomplete, inaccurate or unavailable, which could adversely affect the analysis of the ESG and sustainability factors relevant to a particular investment.

Credit Risk—An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and any accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the

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NOTES TO FINANCIAL STATEMENTS (continued)

security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

Municipal Market Risk—This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Fund’s investments in municipal securities. These factors include economic conditions, political or legislative changes, public health crises, uncertainties related to the tax status of municipal securities, and the rights of investors in these securities. To the extent that the Fund invests more of its assets in a particular state’s municipal securities, the Fund may be vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism, public health crises (including the occurrence of a contagious disease or illness) and catastrophic natural disasters, such as hurricanes, fires or earthquakes. For example, the novel coronavirus (COVID-19) pandemic has significantly stressed the financial resources of many issuers of municipal securities, which could impair any such issuer’s ability to meet its financial obligations when due and adversely impact the value of its securities held by the Fund. As the full effects of the COVID-19 pandemic on state and local economies and on issuers of municipal securities are still uncertain, the financial difficulties of issuers of municipal securities may continue or worsen, adversely affecting the performance of the Fund. The Fund’s investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

Congress has previously considered making changes to the municipal securities provisions of the Internal Revenue Code that could change the U.S. federal income tax treatment of certain types of municipal securities.

Tax Risk—There is no guarantee that all of the Fund’s income will remain exempt from federal or state income taxes. From time to time, the U.S. Government and the U.S. Congress consider changes in federal tax law that could limit or eliminate the federal tax exemption for municipal bond income, which would in effect reduce the income received by shareholders from the Fund by increasing taxes on that income. In such event, the Fund’s net asset value, or NAV, could also decline as yields on municipal bonds, which are typically lower than those on taxable bonds, would be expected to increase to approximately the yield of comparable taxable bonds. Actions or anticipated actions affecting the tax exempt status of municipal bonds could also result in significant shareholder redemptions of

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NOTES TO FINANCIAL STATEMENTS (continued)

Fund shares as investors anticipate adverse effects on the Fund or seek higher yields to offset the potential loss of the tax deduction. As a result, the Fund would be required to maintain higher levels of cash to meet the redemptions, which would negatively affect the Fund’s yield. The federal income tax treatment of payments in respect of certain derivative contracts is unclear.

Below Investment-Grade Securities Risk—Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the junk bond market generally and may be more difficult to trade than other types of securities.

Interest-Rate Risk—Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations. The Fund may be subject to a greater risk of rising interest rates than would normally be the case due to the end of a recent period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Leverage Risk—When the Fund borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of other types of derivative instruments by the Fund, such as options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Fund than if the Fund were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Illiquid Investments Risk—Illiquid investments risk exists when particular investments, such as lower-rated securities, are or become difficult to

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NOTES TO FINANCIAL STATEMENTS (continued)

purchase or sell, possibly preventing the Fund from selling such investments at an advantageous price. The Fund is subject to illiquid investments risk because the market for municipal securities is generally smaller than many other markets. Derivatives and securities involving substantial market and credit risk tend to involve greater illiquid investments risk than most other types of investments.

Derivatives Risk—Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying instrument, which could cause the Fund to suffer a (potentially unlimited) loss. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Fund.

LIBOR Transition and Associated Risk—A Fund may be exposed to debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. In 2017, the United Kingdom Financial Conduct Authority (“FCA”), which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. The FCA and LIBOR’s administrator, ICE Benchmark Administration, have since announced that most LIBOR settings (which reflect LIBOR rates quoted in different currencies over various time periods) will no longer be published after the end of 2021 but that the most widely used U.S. Dollar LIBOR settings will continue to be published until June 30, 2023. However, banks were strongly encouraged to cease entering into agreements with counterparties referencing LIBOR by the end of 2021. It is possible that a subset of LIBOR settings will be published after these dates on a “synthetic” basis, but any such publications would be considered non-representative of the underlying market. Since 2018 the Federal Reserve Bank of New York has published the secured overnight funding rate (referred to as SOFR), which is intended to replace U.S. Dollar LIBOR. SOFR is a broad measure of the cost of borrowing cash overnight collateralized by U.S. Treasury securities in the repurchase agreement (repo) market and has been used increasingly on a voluntary basis in new instruments and transactions. In addition, on March 15, 2022, the Adjustable Interest Rate Act was signed into law. This law provides a statutory fallback mechanism to replace LIBOR with a benchmark rate that is selected by the Federal Reserve Board and based on SOFR for certain contracts that reference LIBOR without adequate fallback provisions.

The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates

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NOTES TO FINANCIAL STATEMENTS (continued)

could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect a Fund’s performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, potentially adversely affecting a Fund’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Neither the effect of the LIBOR transition process nor its ultimate success can yet be known.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

Management Risk—The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

NOTE F

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the Adviser. The Fund did not utilize the Facility during the six months ended October 31, 2022.

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE G

Distributions to Shareholders

The tax character of distributions to be paid for the year ending April 30, 2023 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended April 30, 2022 and April 30, 2021 were as follows:

	2022	2021
Distributions paid from:
Ordinary income	$846,774	$485,107

Total taxable distributions	846,774	485,107
Tax exempt distributions	12,061,577	9,791,105

Total distributions paid	$12,908,351	$10,276,212

As of April 30, 2022, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed tax-exempt income	$1,275,445
Accumulated capital and other losses	(8,816,806	)(a)
Unrealized appreciation (depreciation)	(26,434,569	)(b)

Total accumulated earnings/(deficit)	$(33,975,930	)(c)

(a)	As of April 30, 2022, the Fund had a net capital loss carryforward of $8,816,806.

(b)	The differences between book-basis and tax-basis unrealized appreciation (depreciation) are attributable primarily to the tax treatment of swaps.

(c)	The difference between book-basis and tax-basis components of accumulated earnings/(deficit) are attributable primarily to dividends payable.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of April 30, 2022, the Fund had a net short-term capital loss carryforward of $8,715,816 and a net long-term capital loss carryforward of $100,990, which may be carried forward for an indefinite period.

NOTE H

Recent Accounting Pronouncements

In March 2020, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2020-04, “Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting.” ASU 2020-04 provides optional guidance to ease the potential accounting burden due to the discontinuation of the LIBOR and other interbank-offered based reference rates. ASU 2020-04 is effective as of March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying ASU 2020-04.

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE I

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

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FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Six Months Ended October 31, 2022 (unaudited)	Year Ended April 30,	September 12, 2017(a) to April 30, 2018
2022	2021	2020	2019

Net asset value, beginning of period	$ 9.76	$ 10.91	$ 9.91	$ 10.19	$ 9.79	$ 10.00

Income From Investment Operations

Net investment income(b)	.15	.28	.31	.33	.33	.18

Net realized and unrealized gain (loss) on investment transactions	(.87)	(1.16)	1.00	(.27)	.40	(.22)

Contributions from Affiliates	– 0	–	– 0	–	.00	(c)	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(.72)	(.88)	1.31	.06	.73	(.04)

Less: Dividends

Dividends from net investment income	(.16)	(.27)	(.31)	(.34)	(.33)	(.17)

Net asset value, end of period	$ 8.88	$ 9.76	$ 10.91	$ 9.91	$ 10.19	$ 9.79

Total Return

Total investment return based on net asset value(d)	(7.49)%	(8.23)%	13.32%	.40%	7.56%	(.44)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$491,636	$516,931	$458,181	$245,297	$132,964	$37,341

Ratio to average net assets of:

Net investment income	3.16	%^	2.59%	2.88%	3.18%	3.35%	2.89	%^

Portfolio turnover rate	3%	13%	14%	2%	23%	8%

(a)	Commencement of operations.

(b)	Based on average shares outstanding.

(c)	Amount is less than $.005.

(d)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

^	Annualized.

See notes to financial statements.

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BOARD OF TRUSTEES

Marshall C. Turner, Jr.(1), Chairman Jorge A. Bermudez(1) Michael J. Downey(1) Onur Erzan, President and Chief Executive Officer	Nancy P. Jacklin(1) Jeanette W. Loeb(1) Carol C. McMullen(1) Garry L. Moody(1)

OFFICERS

Marc Uy(2), Vice President Matthew J. Norton(2), Vice President Emilie D. Wrapp, Secretary Michael B. Reyes, Senior Vice President	Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company
State Street Corporation CCB/5
1 Iron Street
Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.
501 Commerce Street

Nashville, TN 37203

Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004 Independent Registered Public Accounting Firm Ernst & Young LLP One Manhattan West New York, NY 10001
Transfer Agent AllianceBernstein Investor Services, Inc. P.O. Box 786003 San Antonio, TX 78278 Toll-Free (800) 221-5672

1	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

2

The day-to-day management of, and investment decisions for, the Fund’s Portfolio are made by the Adviser’s Municipal Impact Investment Team. Messrs. Norton and Uy are the investment professionals primarily responsible for the day-to-day management of the Fund’s Portfolio.

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Operation and Effectiveness of the Fund’s Liquidity Risk Management Program:

In October 2016, the Securities and Exchange Commission (“SEC”) adopted the open-end fund liquidity rule (the “Liquidity Rule”). In June 2018 the SEC adopted a requirement that funds disclose information about the operation and effectiveness of their Liquidity Risk Management Program (“LRMP”) in their reports to shareholders.

One of the requirements of the Liquidity Rule is for the Fund to designate an Administrator of the Fund’s Liquidity Risk Management Program. The Administrator of the Fund’s LRMP is AllianceBernstein L.P., the Fund’s investment adviser (the “Adviser”). The Adviser has delegated the responsibility to its Liquidity Risk Management Committee (the “Committee”).

Another requirement of the Liquidity Rule is for the Fund’s Board of Trustees (the “Fund Board”) to receive an annual written report from the Administrator of the LRMP, which addresses the operation of the Fund’s LRMP and assesses its adequacy and effectiveness. The Adviser provided the Fund Board with such annual report during the first quarter of 2022, which covered the period January 1, 2021 through December 31, 2021 (the “Program Reporting Period”).

The LRMP’s principal objectives include supporting the Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that the Fund will be unable to meet its redemption obligations in a timely manner.

Pursuant to the LRMP, the Fund classifies the liquidity of its portfolio investments into one of the four categories defined by the SEC: Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid. These classifications are reported to the SEC on Form N-PORT.

During the Program Reporting Period, the Committee reviewed whether the Fund’s strategy is appropriate for an open-end structure, incorporating any holdings of less liquid and illiquid assets. If the Fund participated in derivative transactions, the exposure from such transactions were considered in the LRMP.

The Committee also performed an analysis to determine whether the Fund is required to maintain a Highly Liquid Investment Minimum (“HLIM”). The Committee also incorporated the following information when determining the Fund’s reasonably anticipated trading size for purposes of liquidity monitoring: historical net redemption activity, a Fund’s concentration in an issuer, shareholder concentration, investment performance, total net assets, and distribution channels.

The Adviser informed the Fund Board that the Committee believes the Fund’s LRMP is adequately designed, has been implemented as intended,

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and has operated effectively since its inception. No material exceptions have been noted since the implementation of the LRMP. During the Program Reporting Period, liquidity in all markets was significantly recovered and improved compared to the prior reporting period which included extreme levels of price volatility and relative illiquidity beginning in March 2020 with COVID-19 impacts. As such, the program operated in a relatively robust and benign liquidity environment experienced in markets during the Program Reporting Period. There were no liquidity events that impacted the Fund or its ability to timely meet redemptions during the Program Reporting Period.

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Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested trustees (the “directors”) of AB Corporate Shares (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Impact Municipal Income Shares (the “Fund”) at a meeting held by video conference on November 2-4, 2021 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Analyst for the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors noted that the Fund is designed as a vehicle for the wrap fee account market (where investors pay fees to a wrap fee sponsor which pays investment fees and expenses from such fee). The directors also noted that no advisory fee is payable by the Fund, that the Advisory Agreement does not include the reimbursement provision for certain administrative expenses included in the advisory agreements of most of the open-end AB Funds, and that the Adviser is responsible for payment of the Fund’s ordinary expenses. The directors noted that the Company acknowledges in the Advisory Agreement that the Adviser and its affiliates expect to receive compensation from third parties in connection with services provided under the Advisory Agreement. The directors further noted that the Adviser receives payments from the wrap fee program sponsors (the “Sponsors”) that use the Fund as an investment vehicle for their clients.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund and the money market fund advised by the Adviser in which the Fund invests a portion of its assets.

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The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2019 and 2020 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant at the request of the directors. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

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Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund and the money market fund advised by the Adviser in which the Fund invests. The directors noted that the Adviser is compensated by the Sponsors. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing the Fund’s performance against a broad-based securities market index, in each case for the 1- and 3-year periods ended July 31, 2021 and (in the case of comparisons with the broad-based securities market index) for the period from inception. The directors were cognizant that the Fund was neither designed nor offered as a standalone investment and was intended to serve solely as a component of certain separately managed accounts (“SMAs”). The Adviser had explained that this attribute made it difficult to select an appropriate benchmark for the Fund. At the directors’ request, the Adviser provided information showing the weighting of the Fund in a current SMA and the overall performance of the SMA versus its stated benchmark. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees

The directors considered the advisory fee rate payable by the Fund to the Adviser (zero) and information provided by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees payable by other funds.

The directors noted the unusual arrangements in the Advisory Agreement providing for no advisory fee but were cognizant that the Adviser is indirectly compensated by the Sponsors for its services to the Fund. The directors reviewed the fee arrangements between the Adviser and each of the current Sponsors and noted that such fees were negotiated on an arm’s length basis and were within the range of fees paid by wrap fee sponsors to other advisers of similar funds. While the Adviser’s fee arrangements with the Sponsors vary, the directors acknowledged the

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Adviser’s view that a portion of such fees (less the expenses of the Fund paid by the Adviser) may reasonably be viewed as compensating the Adviser for advisory services it provides to the Fund (the “implied fee”) and that the Adviser believes that while the Sponsors pay the Adviser different fee rates, the rate of fee attributable to Fund management at the Fund level is the same for all Sponsors. The directors also considered the fee rate schedules used by other registered investment companies that invest in fixed income securities that are advised by the Adviser.

The Adviser informed the directors that there were no institutional products managed by the Adviser that utilize investment strategies similar to those of the Fund.

The directors did not consider comparative expense information for the Fund because the Fund does not bear ordinary expenses.

Economies of Scale

The directors did not consider the extent to which fee levels in the Advisory Agreement for the Fund reflect economies of scale because the Advisory Agreement does not provide for any compensation to be paid to the Adviser by the Fund and the Fund’s expense ratio is zero. They did note, however, that the fee payable to the Adviser by the current Sponsors declines at a breakpoint based on either individual account sizes or on total assets managed by the Adviser for the Sponsor.

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This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

CORE

Core Opportunities Fund

Select US Equity Portfolio

Sustainable US Thematic Portfolio

GROWTH

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

CORE

Global Core Equity Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund

Sustainable International Thematic Fund

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

GROWTH

Concentrated International Growth Portfolio

VALUE

All China Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Opportunities Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

Global Bond Fund

High Income Fund

High Yield Portfolio

Income Fund

Intermediate Duration Portfolio

Limited Duration High Income Portfolio

Short Duration Income Portfolio

Short Duration Portfolio

Sustainable Thematic Credit Portfolio

Total Return Bond Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

MULTI-ASSET

All Market Income Portfolio

All Market Total Return Portfolio

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Sustainable Thematic Balanced Portfolio

Tax-Managed All Market Income Portfolio

CLOSED-END FUNDS

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

EXCHANGE-TRADED FUNDS

Tax-Aware Short Duration Municipal ETF

Ultra Short Income ETF

We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

abfunds.com	AB IMPACT MUNICIPAL INCOME SHARES | 59

NOTES

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AB IMPACT MUNICIPAL INCOME SHARES

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

IMISH-0152-1022

OCT    10.31.22

SEMI-ANNUAL REPORT

AB MUNICIPAL INCOME SHARES

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We’re pleased to provide this report for AB Municipal Income Shares (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

At AB, we’re striving to help our clients achieve better outcomes by:

+	Fostering diverse perspectives that give us a distinctive approach to navigating global capital markets

+	Applying differentiated investment insights through a connected global research network

+	Embracing innovation to design better ways to invest and leading-edge mutual-fund solutions

Whether you’re an individual investor or a multibillion-dollar institution, we’re putting our knowledge and experience to work for you every day.

For more information about AB’s comprehensive range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in AB mutual funds—and for placing your trust in our firm.

Sincerely,

Onur Erzan

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB MUNICIPAL INCOME SHARES | 1

SEMI-ANNUAL REPORT

December 14, 2022

This report provides management’s discussion of fund performance for AB Municipal Income Shares for the semi-annual reporting period ended October 31, 2022. Please note, shares of this Fund are available only to separately managed accounts or participants in “wrap fee” programs or other investment programs approved by the Adviser.

The investment objective of the Fund is to earn the highest level of current income, exempt from federal taxation, that is available consistent with what the Adviser considers to be an appropriate level of risk.

NAV RETURNS AS OF OCTOBER 31, 2022 (unaudited)

	6 Months	12 Months

AB MUNICIPAL INCOME SHARES	-7.09%	-15.69%

Bloomberg Municipal Bond Index	-4.43%	-11.98%

INVESTMENT RESULTS

The table above shows the Fund’s performance compared to its benchmark, the Bloomberg Municipal Bond Index, for the six- and 12-month periods ended October 31, 2022.

During both periods, the Fund underperformed the benchmark. The Fund is generally used to provide exposure to lower-rated municipal bonds and longer-duration bonds within separately managed account strategies. The Fund was overweight lower-rated (noninvestment-grade) bonds, relative to the benchmark, which is fully composed of investment-grade bonds. This overweight detracted from performance for both periods.

During the six-month period, security selection within the industrial revenue bond/airline sector added and detracted within the special tax sector. Over the 12-month period, security selection within public primary/secondary education added and detracted within the multi-family housing sector. During both periods, yield-curve positioning detracted overall, though underweights to the intermediate part of the curve contributed.

The Fund utilized derivatives for hedging purposes in the form of interest rate swaps, which detracted from absolute performance for both periods, as well as Consumer Price Index swaps, which had no material impact for either period, and credit default swaps, which had no material impact for the 12-month period.

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MARKET REVIEW AND INVESTMENT STRATEGY

Yields continued their ascent higher toward the end of the reporting period ended October 31, 2022. During the 12-month period, the yield on a 10-Year AAA municipal bond rose to 3.39% from 1.22% and the yield on the 10-Year US Treasury rose to 4.06% from 1.58%. Demand for municipals continued to weaken during the six-month period, as investors have pulled approximately $104.8 billion year to date from municipal bond mutual funds and exchange-traded funds as of October 26, 2022. In addition to broader fixed-income market volatility, these municipal market outflows contributed to municipal underperformance versus US Treasuries, with 10-Year AAA Muni/Treasury after-tax spreads widening 73 basis points (“b.p.”) during the 12-month period and 1 b.p. during the six-month period. Average BBB credit spreads widened during the 12-month and six-month periods by approximately 60 b.p. and 26 b.p., respectively.

The Fund’s Senior Investment Management Team relies on an investment process that combines quantitative and fundamental research to build effective municipal bond portfolios.

The Fund may purchase municipal securities that are insured under policies issued by certain insurance companies. Historically, insured municipal securities typically received a higher credit rating, which meant that the issuer of the securities paid a lower interest rate. As a result of declines in the credit quality and associated downgrades of most bond insurers, insurance has less value than it did in the past. The market now values insured municipal securities primarily based on the credit quality of the issuer of the security, with little value given to the insurance feature. In purchasing such insured securities, the Adviser evaluates the risk and return of municipal securities through its own research. If an insurance company’s rating is downgraded or the company becomes insolvent, the prices of municipal securities insured by the insurance company may decline. As of October 31, 2022, the Fund’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity were 1.85% and 0.00%, respectively.

INVESTMENT POLICIES

The Fund pursues its objective by investing principally in high-yielding municipal securities that may be noninvestment grade or investment-grade. As a matter of fundamental policy, the Fund invests, under normal circumstances, at least 80% of its net assets in municipal securities that pay interest that is exempt from federal income tax. These securities may pay interest that is subject to the federal alternative minimum tax for certain taxpayers.

(continued on next page)

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The Adviser selects securities for purchase or sale based on its assessment of the securities’ risk and return characteristics as well as the securities’ impact on the overall risk and return characteristics of the Fund. In making this assessment, the Adviser takes into account various factors, including the credit quality and sensitivity to interest rates of the securities under consideration and of the Fund’s other holdings.

The Fund may invest without limit in lower-rated securities (“junk bonds”), which may include securities having the lowest rating, and in unrated securities that, in the Adviser’s judgment, would be lower-rated securities if rated. The Fund may invest in fixed-income securities with any maturity or duration. The Fund will seek to increase income for shareholders by investing in longer maturity bonds. Consistent with its objective of seeking a higher level of income, the Fund may experience greater volatility and a higher risk of loss of principal than other municipal funds.

The Fund may also invest in tender option bond transactions (“TOBs”); forward commitments; zero-coupon municipal securities and variable-, floating- and inverse-floating-rate municipal securities; certain types of mortgage-related securities; and derivatives, such as options, futures contracts, forwards and swaps.

The Fund may make short sales of securities or maintain a short position, and may use other investment techniques. The Fund may use leverage for investment purposes to increase income through the use of TOBs and derivative instruments, such as interest rate swaps.

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DISCLOSURES AND RISKS

Benchmark Disclosure

The Bloomberg Municipal Bond Index is unmanaged and does not reflect fees and expenses associated with the active management of a fund. The Bloomberg Municipal Bond Index represents the performance of the long-term tax-exempt bond market consisting of investment-grade bonds. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the stock or bond market fluctuates. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness) and regional and global conflicts, that affect large portions of the market.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and any accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

Municipal Market Risk: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Fund’s investments in municipal securities. These factors include economic conditions, political or legislative changes, public health crises, uncertainties related to the tax status of municipal securities, and the rights of investors in these securities. To the extent that the Fund invests more of its assets in a particular state’s municipal securities, the Fund may be vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism, public health crises (including the occurrence of a contagious disease or illness) and catastrophic natural disasters, such as hurricanes, fires or earthquakes. For example, the novel coronavirus (COVID-19) pandemic has significantly stressed the financial resources of many issuers of municipal securities, which could impair any such issuer’s ability to meet its financial obligations when due and adversely impact the value of its securities held by the Fund. As the full effects of the COVID-19 pandemic on

abfunds.com	AB MUNICIPAL INCOME SHARES | 5

DISCLOSURES AND RISKS (continued)

state and local economies and on issuers of municipal securities are still uncertain, the financial difficulties of issuers of municipal securities may continue or worsen, adversely affecting the performance of the Fund. The Fund’s investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

Congress has previously considered making changes to the municipal securities provisions of the Internal Revenue Code that could change the US federal income tax treatment of certain types of municipal securities.

Tax Risk: There is no guarantee that all of the Fund’s income will remain exempt from federal or state income taxes. From time to time, the US government and the US Congress consider changes in federal tax law that could limit or eliminate the federal tax exemption for municipal bond income, which would in effect reduce the income received by shareholders from the Fund by increasing taxes on that income. In such event, the Fund’s net asset value (“NAV”) could also decline as yields on municipal bonds, which are typically lower than those on taxable bonds, would be expected to increase to approximately the yield of comparable taxable bonds. Actions or anticipated actions affecting the tax-exempt status of municipal bonds could also result in significant shareholder redemptions of Fund shares as investors anticipate adverse effects on the Fund or seek higher yields to offset the potential loss of the tax deduction. As a result, the Fund would be required to maintain higher levels of cash to meet the redemptions, which would negatively affect the Fund’s yield. The federal income tax treatment of payments in respect of certain derivative contracts is unclear.

Below Investment-Grade Securities Risk: Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest-rate sensitivity and negative perceptions of the junk bond market generally and may be more difficult to trade than other types of securities.

Interest-Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest-rate risk is generally greater for fixed-income securities with longer maturities or durations. The Fund may be subject to greater risk of

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DISCLOSURES AND RISKS (continued)

rising interest rates than would normally be the case due to the end of a recent period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Leverage Risk: To the extent the Fund uses leveraging techniques, its NAV may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund’s investments.

Illiquid Investments Risk: Illiquid investments risk exists when particular investments, such as lower-rated securities, are or become difficult to purchase or sell, possibly preventing the Fund from selling such investments at an advantageous price. The Fund is subject to illiquid investments risk because the market for municipal securities is generally smaller than many other markets. Derivatives and securities involving substantial market and credit risk tend to involve greater illiquid investments risk than most other types of investments.

Derivatives Risk: Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Fund.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may

abfunds.com	AB MUNICIPAL INCOME SHARES | 7

DISCLOSURES AND RISKS (continued)

obtain performance information current to the most recent month-end by calling (800) 227 4618. The investment return and principal value of an investment in the Fund will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Performance assumes reinvestment of distributions and does not account for taxes.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus and/or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

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HISTORICAL PERFORMANCE

AVERAGE ANNUAL RETURNS AS OF OCTOBER 31, 2022 (unaudited)

NAV Returns

1 Year	-15.69%

5 Years	1.54%

10 Years	3.43%

AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

SEPTEMBER 30, 2022 (unaudited)

NAV Returns

1 Year	-14.43%

5 Years	1.91%

10 Years	3.74%

The prospectus fee table shows the fees and the total annual operating expenses of the Fund as 0.07% because the Adviser does not charge any fees or expenses and reimburses Fund operating expenses except certain extraordinary expenses, taxes, brokerage costs and the interest on borrowings or certain leveraged transactions. Participants in a wrap fee program or other investment program eligible to invest in the Fund pay fees to the program sponsor and should review the program brochure or other literature provided by the sponsor for a discussion of fees and expenses charged.

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EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you may incur various ongoing non-operating and extraordinary costs. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value May 1, 2022	Ending Account Value October 31, 2022	Expenses Paid During Period*	Annualized Expense Ratio*
Actual	$1,000	$929.10	$0.63	0.13%
Hypothetical**	$1,000	$1,024.55	$0.66	0.13%

*

Expenses are equal to the Fund’s annualized expense ratio (interest expense incurred) multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Fund’s operating expenses are borne by the Adviser or its affiliates.

**	Assumes 5% annual return before expenses.

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PORTFOLIO SUMMARY

October 31, 2022 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $7,580.9

1

The Fund’s quality rating breakdown is expressed as a percentage of the Fund’s total investments in municipal securities and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). The quality ratings are determined by using the S&P Global Ratings (“S&P”), Moody’s Investors Services, Inc. (“Moody’s”) and Fitch Ratings, Ltd.(“Fitch”). The Fund considers the credit ratings issued by S&P, Moody’s and Fitch and uses the highest rating issued by the agencies. These ratings are a measure of the quality and safety of a bond or portfolio, based on the issuer’s financial condition. AAA is the highest (best) and D is the lowest (worst). If applicable, the pre-refunded category includes bonds which are secured by U.S. Government securities and therefore are deemed high-quality investment-grade by the Adviser. If applicable, Not Applicable (N/A) includes non-creditworthy investments such as equities, currency contracts, futures and options. If applicable, the Not Rated category includes bonds that are not rated by a nationally recognized statistical rating organization. The Adviser evaluates the creditworthiness of non-rated securities based on a number of factors including, but not limited to, cash flows, enterprise value and economic environment.

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PORTFOLIO OF INVESTMENTS

October 31, 2022 (unaudited)

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 102.1%
Long-Term Municipal Bonds – 102.1%
Alabama – 2.4%
Black Belt Energy Gas District (Goldman Sachs Group, Inc. (The)) Series 2021 4.00%, 10/01/2052	$22,000	$21,177,288
Series 2022-F 5.50%, 11/01/2053	15,500	15,655,319
County of Jefferson AL Sewer Revenue Series 2013-D 6.00%, 10/01/2042	11,645	12,418,016
Infirmary Health System Special Care Facilities Financing Authority of Mobile (Infirmary Health System Obligated Group) Series 2016 5.00%, 02/01/2036	5,000	5,016,057
5.00%, 02/01/2041	5,000	4,863,921
Series 2021 4.00%, 02/01/2041	3,370	2,898,475
4.00%, 02/01/2046	9,640	7,954,540
Jefferson County Board of Education/AL Series 2018 5.00%, 02/01/2039	5,000	5,156,701
5.00%, 02/01/2046	23,280	23,566,088
Southeast Alabama Gas Supply District (The) (Goldman Sachs Group, Inc. (The)) Series 2018-A 4.00%, 04/01/2049	13,350	13,166,381
Southeast Energy Authority A Cooperative District Series 2022-A 4.95% (SOFR + 2.42%), 01/01/2053(a)(b)	10,000	9,941,268
Southeast Energy Authority A Cooperative District (Morgan Stanley) Series 2021-B 4.00%, 12/01/2051	15,000	13,503,029
Series 2022 5.50%, 01/01/2053(a)	7,620	7,702,319
Sumter County Industrial Development Authority/AL (Enviva, Inc.) Series 2022 6.00%, 07/15/2052	47,065	42,493,699

		185,513,101

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Alaska – 0.1%
State of Alaska International Airports System Series 2016-B 5.00%, 10/01/2033	$6,500	$6,630,114
5.00%, 10/01/2034	2,500	2,544,985

		9,175,099

American Samoa – 0.2%
American Samoa Economic Development Authority (Territory of American Samoa) Series 2015-A 6.625%, 09/01/2035	3,235	3,392,330
Series 2018 7.125%, 09/01/2038(c)	8,315	9,212,047

		12,604,377

Arizona – 2.2%
Arizona Industrial Development Authority (Arizona Industrial Development Authority) Series 2019-2, Class A 3.625%, 05/20/2033	14,996	13,533,128
Arizona Industrial Development Authority (Equitable School Revolving Fund LLC Obligated Group) Series 2021 4.00%, 11/01/2051(c)	11,325	8,564,142
Arizona Industrial Development Authority (KIPP Nashville Obligated Group) Series 2022-A 5.00%, 07/01/2047	750	685,771
Arizona Industrial Development Authority (Kipp New York, Inc. Jerome Facility) Series 2021-B 4.00%, 07/01/2051	1,000	712,485
Arizona Industrial Development Authority (Legacy Cares, Inc.) Series 2020 6.75%, 07/01/2030(c)	1,500	1,272,831
7.75%, 07/01/2050(c)	33,950	29,782,885
Series 2021-A 6.00%, 07/01/2051(c)	1,425	994,240
Arizona Industrial Development Authority (North Carolina Central University Project) BAM Series 2019 5.00%, 06/01/2049	785	799,625
5.00%, 06/01/2054	3,000	3,047,927

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Arizona Industrial Development Authority (Pinecrest Academy of Nevada) Series 2020-A 4.00%, 07/15/2030(c)	$1,195	$1,089,007
Arizona Industrial Development Authority (Provident Group – EMU Properties LLC) Series 2018 5.00%, 05/01/2051	1,100	696,902
City of Glendale AZ (City of Glendale AZ COP) Series 2021 2.442%, 07/01/2032(d)	5,000	3,838,448
2.542%, 07/01/2033(d)	5,000	3,759,311
2.642%, 07/01/2034(d)	6,795	5,024,818
2.742%, 07/01/2035(d)	10,000	7,237,340
2.842%, 07/01/2036(d)	13,000	9,205,382
City of Tempe AZ 2.321%, 07/01/2034(d)	10,500	7,724,386
2.421%, 07/01/2035(d)	10,325	7,427,077
Glendale Industrial Development Authority (Beatitudes Campus Obligated Group (The)) Series 2017 5.00%, 11/15/2036	1,000	874,097
Glendale Industrial Development Authority (Royal Oaks Life Care Community) Series 2016 5.00%, 05/15/2039	2,700	2,461,490
Industrial Development Authority of the City of Phoenix (The) (GreatHearts Arizona Obligated Group) Series 2014 5.00%, 07/01/2044	3,875	3,658,329
Industrial Development Authority of the County of Pima (The) (La Posada at Park Centre, Inc. Obligated Group) Series 2022 5.625%, 11/15/2030	9,500	9,322,561
6.875%, 11/15/2052(c)	6,500	6,422,464
7.00%, 11/15/2057(c)	2,915	2,877,387
Industrial Development Authority of the County of Pima (The) (Edkey, Inc. Obligated Group) Series 2020 5.00%, 07/01/2049(c)	6,890	5,749,994
5.00%, 07/01/2055(c)	3,700	3,008,448

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Maricopa County Industrial Development Authority (Benjamin Franklin Charter School Ltd.) Series 2018-A 6.00%, 07/01/2052(c)	$19,500	$19,572,267
Maricopa County Industrial Development Authority (Commercial Metals Co.) Series 2022 4.00%, 10/15/2047(c)	1,500	1,101,933
Salt Verde Financial Corp. (Citigroup, Inc.) Series 2007 5.00%, 12/01/2032	1,510	1,515,526
Tempe Industrial Development Authority (Friendship Village of Tempe) Series 2019 5.00%, 12/01/2054	1,185	949,275
Tempe Industrial Development Authority (Mirabella at ASU, Inc.) Series 2017-A 6.125%, 10/01/2047(c)	1,065	898,754

		163,808,230

Arkansas – 0.2%
Arkansas Development Finance Authority (Baptist Memorial Health Care Obligated Group) Series 2020 5.00%, 09/01/2044	16,250	14,778,770
Arkansas Development Finance Authority (United States Steel Corp.) Series 2022 5.45%, 09/01/2052(c)	5,000	4,505,037

		19,283,807

California – 9.4%
Alameda Corridor Transportation Authority Series 2022-A Zero Coupon, 10/01/2048	17,000	7,630,504
Zero Coupon, 10/01/2049	10,435	4,638,287
Zero Coupon, 10/01/2050	7,345	3,232,363
Anaheim Public Financing Authority Series 2014-A 5.00%, 05/01/2031 (Pre-refunded/ETM)	1,460	1,499,339
ARC70 II TRUST Series 2021 4.00%, 12/01/2059	7,860	6,230,374

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Bay Area Toll Authority Series 2013-S 5.00%, 04/01/2027 (Pre-refunded/ETM)	$1,000	$1,008,162
California Community College Financing Authority (NCCD-Orange Coast Properties LLC) Series 2018 5.25%, 05/01/2043	2,000	1,866,775
California Community Housing Agency (California Community Housing Agency Aster Apartments) Series 2021-A 4.00%, 02/01/2056(c)	23,800	17,767,347
California Community Housing Agency (California Community Housing Agency Brio Apartments & Next on Lex Apartments) Series 2021 4.00%, 02/01/2056(c)	35,100	26,211,855
California Community Housing Agency (California Community Housing Agency Fountains at Emerald Park) Series 2021 3.00%, 08/01/2056(c)	16,000	9,571,891
4.00%, 08/01/2046(c)	7,675	5,311,851
California Community Housing Agency (California Community Housing Agency Summit at Sausalito Apartments) Series 2021 3.00%, 02/01/2057(c)	12,380	7,477,108
California Community Housing Agency (California Community Housing Agency Twin Creek Apartments) Series 2022 Zero Coupon, 08/01/2065(c)	119,980	5,305,696
5.50%, 02/01/2040(c)	4,875	4,058,989
Series 2022-A 4.50%, 08/01/2052(c)	21,280	16,439,521
California Educational Facilities Authority (Chapman University) Series 2015 5.00%, 04/01/2033	4,005	4,095,584
5.00%, 04/01/2034	4,205	4,296,694
California Educational Facilities Authority (Loma Linda University) Series 2017-A 5.00%, 04/01/2031	1,000	1,048,342
5.00%, 04/01/2042	1,000	1,024,812

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

California Enterprise Development Authority (Rocketship Education Obligated Group) Series 2022 4.00%, 06/01/2042(c)	$5,000	$3,739,208
California Health Facilities Financing Authority (Children’s Hospital Los Angeles) Series 2017-A 5.00%, 08/15/2037	1,700	1,662,293
California Health Facilities Financing Authority (CommonSpirit Health) Series 2020-A 4.00%, 04/01/2044	12,500	10,100,307
California Housing Finance Agency Series 2019-2, Class A 4.00%, 03/20/2033	14,667	13,871,917
Series 2021-1, Class A 3.50%, 11/20/2035	9,295	7,947,252
Series 2021-2, Class X 0.823%, 03/25/2035(e)	23,000	1,279,145
Series 2021-3, Class A 3.25%, 08/20/2036	7,041	5,763,559
California Infrastructure & Economic Development Bank (Equitable School Revolving Fund LLC Obligated Group) Series 2020-B 4.00%, 11/01/2045	850	713,322
4.00%, 11/01/2050	860	700,411
California Municipal Finance Authority (CHF-Riverside II LLC) Series 2019 5.00%, 05/15/2039	2,030	1,944,027
5.00%, 05/15/2040	1,000	951,737
California Municipal Finance Authority (Community Health Centers of The Central Coast, Inc.) Series 2021-A 5.00%, 12/01/2046(c)	1,490	1,287,624
California Municipal Finance Authority (Goodwill Industries of Sacramento Valley & Northern Nevada, Inc.) Series 2012-A 6.625%, 01/01/2032(c)	960	939,888
Series 2014 5.00%, 01/01/2035	1,085	906,014

abfunds.com	AB MUNICIPAL INCOME SHARES | 17

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

California Municipal Finance Authority (LAX Integrated Express Solutions LLC) Series 2018 4.00%, 12/31/2047	$2,040	$1,571,015
5.00%, 12/31/2043	10,720	10,141,636
AGM Series 2018 4.00%, 12/31/2047	3,000	2,347,059
California Municipal Finance Authority (Partnerships to Uplift Communities Lakeview Terrace and Los Angeles Project) Series 2012-A 5.30%, 08/01/2047	1,025	882,379
California Pollution Control Financing Authority (Poseidon Resources Channelside LP) Series 2012 5.00%, 11/21/2045(c)	4,675	4,169,935
California Pollution Control Financing Authority (Rialto Bioenergy Facility LLC) Series 2019 7.50%, 12/01/2040(c)	785	499,693
California Public Finance Authority (Enso Village) Series 2021 2.125%, 11/15/2027(c)	2,500	2,278,433
2.375%, 11/15/2028(c)	3,000	2,701,763
California School Finance Authority Series 2014-A 6.40%, 08/01/2034 (Pre-refunded/ETM)(c)	3,000	3,102,753
California School Finance Authority (Classical Academy Obligated Group) Series 2022 5.00%, 10/01/2052(c)	1,000	898,146
5.00%, 10/01/2061(c)	1,500	1,312,472
California School Finance Authority (Equitas Academy Obligated Group) Series 2018-A 5.00%, 06/01/2056(c)	8,850	7,454,829
California School Finance Authority (Lighthouse Community Public Schools Obligated Group) Series 2022 6.375%, 06/01/2052(a)(c)	1,225	1,212,870

18 | AB MUNICIPAL INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

California State University 2.719%, 11/01/2052(d)	$5,000	$2,890,122
2.975%, 11/01/2051	5,000	3,211,550
Series 2021-B 2.374%, 11/01/2035(d)	10,000	6,986,758
California Statewide Communities Development Authority (CHF-Irvine LLC) BAM Series 2021 3.00%, 05/15/2051	13,000	8,691,411
California Statewide Communities Development Authority (Enloe Medical Center Obligated Group) AGM Series 2022-A 5.25%, 08/15/2052(a)	3,000	2,966,729
5.375%, 08/15/2057(a)	3,720	3,691,235
California Statewide Communities Development Authority (Loma Linda University Medical Center) Series 2016-A 5.00%, 12/01/2041(c)	15,285	13,990,871
5.25%, 12/01/2056(c)	31,105	28,246,824
Series 2018 5.25%, 12/01/2038(c)	1,000	966,346
5.25%, 12/01/2048(c)	6,440	5,884,629
Series 2018-A 5.00%, 12/01/2033(c)	1,350	1,290,101
5.50%, 12/01/2058(c)	19,145	17,886,417
California Statewide Communities Development Authority (Moldaw Residences) Series 2014-A 5.25%, 11/01/2044(c)	1,200	967,184
5.375%, 11/01/2049(c)	1,000	800,019
California Statewide Communities Development Authority (NCCD-Hooper Street LLC) Series 2019 5.25%, 07/01/2049(c)	1,125	912,747
City of Los Angeles Department of Airports 5.00%, 05/15/2044(d)	15,415	15,151,302
Series 2020-C 5.00%, 05/15/2036	10,000	10,063,934
City of Roseville CA (HP Campus Oaks Community Facilities District No. 1) Series 2016 5.50%, 09/01/2046	850	860,417

abfunds.com	AB MUNICIPAL INCOME SHARES | 19

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

City of Vernon CA Electric System Revenue Series 2022-2 5.00%, 08/01/2039	$425	$417,190
5.00%, 08/01/2040	375	366,315
5.00%, 08/01/2041	420	407,895
CMFA Special Finance Agency Series 2022-A 4.00%, 08/01/2058(c)	15,000	10,755,579
CMFA Special Finance Agency (CMFA Special Finance Agency Latitude33) Series 2021-A 3.00%, 12/01/2056(c)	5,900	3,432,796
CMFA Special Finance Agency (CMFA Special Finance Agency Solana at Grand) Series 2021-A 4.00%, 08/01/2056(c)	8,650	6,446,398
CMFA Special Finance Agency VIII Elan Huntington Beach Series 2021 3.00%, 08/01/2056(c)	4,450	2,658,191
4.00%, 08/01/2047(c)	4,000	2,853,607
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority 1818 Platinum Triangle-Anaheim) Series 2021 3.25%, 04/01/2057(c)	3,890	2,422,729
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority 777 Place-Pomona) Series 2021 3.25%, 05/01/2057(c)	11,150	7,035,101
4.00%, 05/01/2057(c)	15,550	9,784,623
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Acacia on Santa Rosa Creek) Series 2021 4.00%, 10/01/2056(c)	10,130	7,545,435
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Altana Apartments) Series 2021 4.00%, 10/01/2056(c)	15,200	10,437,880
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Crescent) Series 2022 4.30%, 07/01/2059(c)	11,400	8,552,316

20 | AB MUNICIPAL INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Jefferson Platinum Triangle Apartments) Series 2021-A2 3.125%, 08/01/2056(c)	$7,025	$4,325,820
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Millennium South Bay-Hawthorne) Series 2021 3.25%, 07/01/2056(c)	17,380	10,363,164
4.00%, 07/01/2058(c)	6,000	3,712,963
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Oceanaire Apartments) Series 2021 4.00%, 09/01/2056(c)	5,000	3,553,470
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Park Crossing Apartments) Series 2021 3.25%, 12/01/2058(c)	12,700	7,682,465
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Pasadena Portfolio) Series 2021 3.00%, 12/01/2056(c)	15,430	9,165,559
4.00%, 12/01/2056(c)	2,400	1,541,851
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Theo Apartments) Series 2021 4.00%, 05/01/2057(c)	5,400	3,412,763
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Union South Bay) Series 2021-A2 4.00%, 07/01/2056(c)	27,100	18,886,155
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Vineyard Gardens Apartments) Series 2021 3.25%, 10/01/2058(c)	5,000	3,030,300
4.00%, 10/01/2048(c)	2,000	1,318,388

abfunds.com	AB MUNICIPAL INCOME SHARES | 21

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Waterscape Apartments) Series 2021-A 3.00%, 09/01/2056(c)	$7,905	$4,656,084
Golden State Tobacco Securitization Corp. 2.746%, 06/01/2034(d)	14,780	11,336,946
3.293%, 06/01/2042(d)	6,850	4,766,370
Series 2021 3.115%, 06/01/2038(d)	29,325	21,638,577
3.85%, 06/01/2050	22,000	18,759,147
Hastings Campus Housing Finance Authority Series 2020-A 5.00%, 07/01/2045(c)	2,530	2,075,165
5.00%, 07/01/2061(c)	40,600	30,967,134
M-S-R Energy Authority (Citigroup, Inc.) Series 2009-B 6.50%, 11/01/2039	17,685	20,140,801
Oakland Unified School District/Alameda County Series 2015-A 5.00%, 08/01/2030	1,275	1,321,632
5.00%, 08/01/2034 (Pre-refunded/ETM)	1,440	1,506,479
5.00%, 08/01/2040 (Pre-refunded/ETM)	3,500	3,661,580
Palomar Health (Palomar Health Obligated Group) Series 2016 5.00%, 11/01/2039	3,740	3,625,668
Series 2017 5.00%, 11/01/2042	3,125	3,019,682
River Islands Public Financing Authority (River Islands Public Financing Authority Community Facilities District No 2003-1) Series 2022 5.75%, 09/01/2052	1,600	1,413,286
Riverside County Transportation Commission Series 2021 4.00%, 06/01/2040	3,875	3,408,259
Sacramento County Water Financing Authority (Sacramento County Water Agency) NATL Series 2007-B 2.635% (LIBOR 3 Month + 0.57%), 06/01/2039(b)	33,680	28,956,582

22 | AB MUNICIPAL INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

San Diego County Regional Airport Authority Series 2021-B 4.00%, 07/01/2046	$5,000	$4,052,858
4.00%, 07/01/2051	10,000	7,902,812
San Diego Unified School District/CA Series 2021-N 4.00%, 07/01/2046	5,000	4,422,372
San Francisco City & County Airport Comm 3.053%, 05/01/2034(d)	3,500	2,735,866
3.333%, 05/01/2037(d)	2,250	1,704,795
San Francisco City & County Airport Comm 3.183%, 05/01/2035(d)	5,500	4,259,034
Series 2020-E 5.00%, 05/01/2038(d)	11,000	10,907,477
San Francisco City & County Redevelopment Agency Successor Agency (Mission Bay South Public Imp) Series 2013-A 5.00%, 08/01/2031	1,000	1,000,389
San Francisco Intl Airport Series 2020-E 5.00%, 05/01/2037(d)	8,525	8,484,737
Series 2022-A 5.00%, 05/01/2052	14,000	13,368,681
San Joaquin Hills Transportation Corridor Agency Series 2014-B 5.25%, 01/15/2044	1,000	1,001,523
Series 2021-A 4.00%, 01/15/2044	1,429	1,221,350
Southern California Logistics Airport Authority AGC Series 2006 5.00%, 12/01/2036	100	101,247
5.00%, 12/01/2043	1,585	1,604,773
Tobacco Securitization Authority of Northern California (Sacramento County Tobacco Securitization Corp.) Series 2021 Zero Coupon, 06/01/2060	5,050	622,212
Tobacco Securitization Authority of Southern California Series 2019 Zero Coupon, 06/01/2054	10,480	1,760,047
5.00%, 06/01/2039	1,555	1,553,197

		712,619,492

abfunds.com	AB MUNICIPAL INCOME SHARES | 23

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Colorado – 3.3%
Aurora Highlands Community Authority Board Series 2021-A 5.75%, 12/01/2051	$15,000	$12,549,567
Centerra Metropolitan District No. 1 Series 2017 5.00%, 12/01/2037(c)	5,000	4,534,608
City & County of Denver CO (United Airlines, Inc.) Series 2017 5.00%, 10/01/2032	645	620,330
City & County of Denver CO. Airport System Revenue Series 2022-A 4.125%, 11/15/2047	14,750	12,296,082
4.125%, 11/15/2053	9,000	7,416,842
City & County of Denver CO. Airport System Revenue (Denver Intl Airport) Series 2018-A 5.00%, 12/01/2031	7,180	7,324,475
Colorado Educational & Cultural Facilities Authority (James Irwin Educational Foundation Obligated Group) Series 2022 5.00%, 09/01/2052	850	780,525
5.00%, 09/01/2057	2,100	1,874,276
5.00%, 09/01/2062	2,000	1,748,363
Colorado Educational & Cultural Facilities Authority (Vega Collegiate Academy) Series 2021 5.00%, 02/01/2051(c)	1,700	1,333,745
5.00%, 02/01/2061(c)	1,435	1,082,894
Colorado Health Facilities Authority 5.00%, 11/01/2040(d)	4,650	4,639,026
5.00%, 11/01/2041(d)	5,075	5,044,144
5.00%, 11/01/2042(d)	3,800	3,771,462
5.25%, 11/01/2052(d)	10,000	9,954,900
Colorado Health Facilities Authority (Aberdeen Ridge, Inc. Obligated Group) Series 2021-A 5.00%, 05/15/2049	1,300	992,179
5.00%, 05/15/2058	3,000	2,172,124
Series 2021-B 2.125%, 05/15/2028	1,500	1,343,523

24 | AB MUNICIPAL INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Colorado Health Facilities Authority (CommonSpirit Health) Series 2019-A 4.00%, 08/01/2037	$1,695	$1,473,517
4.00%, 08/01/2038	6,600	5,641,009
5.00%, 08/01/2044(d)	60,345	70,907,696
Series 2022 5.50%, 11/01/2047	2,500	2,538,993
Colorado Health Facilities Authority (Frasier Meadows Manor, Inc. Obligated Group) Series 2023-2 4.00%, 05/15/2048(a)	2,100	1,462,738
Colorado Health Facilities Authority (Intermountain Healthcare Obligated Group) Series 2022 5.00%, 05/15/2047	20,000	20,492,034
Colorado Health Facilities Authority (Parkview Medical Center, Inc. Obligated Group) Series 2015-B 5.00%, 09/01/2030	1,150	1,166,222
Colorado Health Facilities Authority (Sanford Obligated Group) Series 2019-A 5.00%, 11/01/2049	7,050	6,517,406
Copper Ridge Metropolitan District Series 2019 5.00%, 12/01/2039	2,345	2,038,513
5.00%, 12/01/2043	1,315	1,098,179
Douglas County Housing Partnership (Bridgewater Castle Rock ALF LLC) Series 2021 5.375%, 01/01/2041(c)	19,590	14,058,350
Four Corners Business Improvement District Series 2022 6.00%, 12/01/2052	1,500	1,262,873
Johnstown Plaza Metropolitan District Series 2022 4.25%, 12/01/2046	10,000	7,568,144
Longs Peak Metropolitan District Series 2021 5.25%, 12/01/2051(c)	5,000	3,882,244
Plaza Metropolitan District No. 1 Series 2013 5.00%, 12/01/2040(c)	1,500	1,342,017

abfunds.com	AB MUNICIPAL INCOME SHARES | 25

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Pueblo Urban Renewal Authority Series 2021 4.75%, 12/01/2045(c)	$8,010	$6,164,365
Regional Transportation District (Denver Transit Partners LLC) Series 2020 4.00%, 07/15/2034	1,000	907,001
4.00%, 07/15/2035	1,180	1,057,209
5.00%, 01/15/2032	2,300	2,331,838
Riverwalk Metropolitan District No. 2 Series 2022-A 5.00%, 12/01/2042	4,000	3,344,202
5.00%, 12/01/2052	1,500	1,184,600
Sagebrush Farm Metropolitan District No 1 Series 2022-A 6.75%, 12/01/2052	3,500	3,213,903
Spring Hill Metropolitan District No 3 Series 2022-A 6.75%, 12/01/2052(c)	4,000	3,821,910
STC Metropolitan District No. 2 Series 2019-A 5.00%, 12/01/2038	940	837,288
5.00%, 12/01/2049	1,000	846,899
Sterling Ranch Community Authority Board (Sterling Ranch Colorado Metropolitan District No. 2) Series 2020-A 4.25%, 12/01/2050	2,250	1,672,039
Sterling Ranch Community Authority Board (Sterling Ranch Metropolitan District No. 3) Series 2017-A 5.00%, 12/01/2047	1,000	1,021,366
Vauxmont Metropolitan District AGM Series 2019 3.25%, 12/15/2050	772	566,830
AGM Series 2020 5.00%, 12/01/2033	370	393,649
5.00%, 12/01/2050	435	436,887

		248,728,986

Connecticut – 2.1%
City of New Haven CT AGM Series 2019-A 5.00%, 08/01/2039	1,650	1,721,378

26 | AB MUNICIPAL INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Connecticut State Health & Educational Facilities Authority (Hartford HealthCare Obligated Group) Series 2020-A 4.00%, 07/01/2036	$1,000	$908,215
4.00%, 07/01/2037	1,200	1,079,011
Connecticut State Health & Educational Facilities Authority (Quinnipiac University) Series 2015-L 5.00%, 07/01/2045	5,750	5,743,745
Connecticut State Health & Educational Facilities Authority (Sacred Heart University, Inc.) Series 2017-I1 5.00%, 07/01/2035	1,000	1,021,913
5.00%, 07/01/2037	1,095	1,113,299
Connecticut State Health & Educational Facilities Authority (Seabury Retirement Community) Series 2016-A 5.00%, 09/01/2046(c)	1,000	859,301
5.00%, 09/01/2053(c)	1,475	1,231,090
Connecticut State Health & Educational Facilities Authority (University of Hartford (The)) Series 2019 4.00%, 07/01/2044	10,710	7,939,925
4.00%, 07/01/2049	7,325	5,185,847
5.00%, 07/01/2033	470	449,971
5.00%, 07/01/2034	295	279,292
Connecticut State Health & Educational Facilities Authority (University of New Haven, Inc.) Series 2018 5.00%, 07/01/2034	1,000	943,484
Series 2018-K1 5.00%, 07/01/2028	765	754,575
5.00%, 07/01/2035	1,055	986,886
5.00%, 07/01/2036	2,205	2,047,678
5.00%, 07/01/2037	1,085	997,323
5.00%, 07/01/2038	1,980	1,805,134
State of Connecticut Series 2013-E 5.00%, 08/15/2031(d)	1,000	1,010,886
Series 2015-F 5.00%, 11/15/2032	2,875	2,983,034

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Series 2016-A 5.00%, 03/15/2032	$8,165	$8,473,836
Series 2016-E 5.00%, 10/15/2028(d)	5,000	5,282,909
5.00%, 10/15/2029(d)	3,250	3,426,747
5.00%, 10/15/2034(d)	4,595	4,754,779
Series 2016-F 5.00%, 10/15/2031(d)	10,205	10,677,722
Series 2017-A 5.00%, 04/15/2029(d)	5,285	5,608,064
5.00%, 04/15/2032(d)	6,700	7,027,257
5.00%, 04/15/2033(d)	10,985	11,470,239
5.00%, 04/15/2034(d)	4,855	5,054,015
Series 2018-A 5.00%, 04/15/2034	5,430	5,697,443
5.00%, 04/15/2037	2,500	2,594,502
Series 2018-C 5.00%, 06/15/2031	1,325	1,411,325
5.00%, 06/15/2032	1,775	1,881,225
5.00%, 06/15/2033	1,250	1,317,407
5.00%, 06/15/2034	1,100	1,154,627
5.00%, 06/15/2035	1,040	1,088,551
5.00%, 06/15/2038	1,000	1,036,637
Series 2018-E 5.00%, 09/15/2037	1,035	1,076,736
Series 2020-A 5.00%, 01/15/2040	8,300	8,582,935
Series 2020-C 4.00%, 06/01/2035	1,525	1,458,072
4.00%, 06/01/2037	1,000	940,035
4.00%, 06/01/2038	1,250	1,164,012
Series 2022-A 3.875%, 06/15/2028	5,150	4,799,116
3.975%, 06/15/2029	5,000	4,608,509
4.06%, 06/15/2030	5,000	4,566,888
4.11%, 06/15/2031	5,000	4,519,322
State of Connecticut Special Tax Revenue Series 2012-A 5.00%, 01/01/2031	5,000	5,014,288
Series 2020 5.00%, 05/01/2038	2,780	2,931,089
Town of Hamden CT (Whitney Center, Inc. Obligated Group) Series 2022-A 7.00%, 01/01/2053	3,900	3,822,759

		160,503,033

28 | AB MUNICIPAL INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Delaware – 0.1%
Delaware River & Bay Authority Series 2021 4.00%, 01/01/2042	$550	$492,078
Delaware State Economic Development Authority Series 2014 5.00%, 09/01/2044 (Pre-refunded/ETM)	1,125	1,155,851
5.00%, 09/01/2049 (Pre-refunded/ETM)	1,315	1,351,062
Delaware State Economic Development Authority (Newark Charter School, Inc.) Series 2020 5.00%, 09/01/2050	1,125	1,075,148

		4,074,139

District of Columbia – 0.5%
District of Columbia (District of Columbia International School Obligated Group) Series 2019 5.00%, 07/01/2049	1,075	960,628
District of Columbia (Friendship Public Charter School, Inc.) Series 2016-A 5.00%, 06/01/2041	735	700,534
5.00%, 06/01/2046	1,165	1,086,871
District of Columbia (KIPP DC Obligated Group) Series 2017-A 5.00%, 07/01/2042	3,230	3,199,952
5.00%, 07/01/2048	5,350	5,178,048
Series 2017-B 5.00%, 07/01/2037	1,465	1,472,424
District of Columbia (Rocketship DC Obligated Group) Series 2021 5.00%, 06/01/2051(c)	1,000	857,991
5.00%, 06/01/2061(c)	1,000	831,024
District of Columbia Tobacco Settlement Financing Corp. Series 2006 Zero Coupon, 06/15/2055	182,000	12,677,158
Metropolitan Washington Airports Authority Aviation Revenue Series 2018-A 5.00%, 10/01/2048	7,400	7,161,245

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Series 2020-A 4.00%, 10/01/2035	$1,750	$1,611,572
4.00%, 10/01/2039	2,000	1,764,109

		37,501,556

Florida – 6.3%
Alachua County Health Facilities Authority (Shands Teaching Hospital & Clinics Obligated Group) Series 2014-A 5.00%, 12/01/2044	1,000	952,187
Align Affordable Housing Bond Fund LP (SHI – Lake Worth LLC) Series 2021 3.25%, 12/01/2051(c)	26,000	21,641,992
Bexley Community Development District Series 2016 4.875%, 05/01/2047	985	878,746
Cape Coral Health Facilities Authority (Gulf Care, Inc. Obligated Group) Series 2015 5.875%, 07/01/2040(c)	1,400	1,244,175
6.00%, 07/01/2045(c)	1,215	1,065,345
6.00%, 07/01/2050(c)	2,895	2,495,717
Capital Projects Finance Authority/FL (CAPFA Capital Corp. 2000F) Series 2020-A 5.00%, 10/01/2026	2,000	2,005,547
5.00%, 10/01/2029	1,650	1,633,792
5.00%, 10/01/2032	1,000	968,065
5.00%, 10/01/2033	1,050	1,011,463
Capital Trust Agency, Inc. (Aviva Senior Life) Series 2017 5.00%, 07/01/2046(c)	1,300	977,140
Capital Trust Agency, Inc. (Educational Growth Fund LLC) Series 2021 3.375%, 07/01/2031(c)	1,270	1,078,551
5.00%, 07/01/2056(c)	26,650	22,182,519
Capital Trust Agency, Inc. (Team Success A School of Excellence, Inc.) Series 2020 5.00%, 06/01/2045(c)	1,615	1,299,257
5.00%, 06/01/2055(c)	2,250	1,724,074
Series 2022 5.50%, 06/01/2057(c)	3,000	2,393,888

30 | AB MUNICIPAL INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

City of Jacksonville FL (Genesis Health, Inc. Obligated Group) Series 2020 4.00%, 11/01/2039	$1,650	$1,438,499
4.00%, 11/01/2040	2,175	1,878,646
4.00%, 11/01/2045	7,500	6,217,577
5.00%, 11/01/2050	8,230	7,934,629
City of Lakeland FL (Lakeland Regional Health Systems Obligated Group) Series 2015 5.00%, 11/15/2040	5,610	5,530,746
City of Palmetto FL (Renaissance Arts and Education, Inc.) Series 2022 5.25%, 06/01/2052	2,955	2,651,951
5.375%, 06/01/2057	1,000	896,749
5.625%, 06/01/2062	3,465	3,174,911
City of South Miami Health Facilities Authority, Inc. (Baptist Health South Florida Obligated Group) Series 2017 5.00%, 08/15/2037(d)	8,405	8,519,875
5.00%, 08/15/2047(d)	6,125	5,916,041
City of Tallahassee FL (Tallahassee Memorial HealthCare, Inc.) Series 2015-A 5.00%, 12/01/2044	1,200	1,138,168
Series 2016 5.00%, 12/01/2055	3,535	3,259,771
City of Tampa FL (State of Florida Cigarette Tax Revenue) Series 2020-A Zero Coupon, 09/01/2036	700	337,030
Zero Coupon, 09/01/2037	700	317,788
Zero Coupon, 09/01/2040	980	371,761
Zero Coupon, 09/01/2041	1,000	357,838
Zero Coupon, 09/01/2045	1,850	514,171
Zero Coupon, 09/01/2049	1,350	292,117
County of Broward FL Airport System Revenue Series 2019-A 4.00%, 10/01/2044	12,170	10,075,184
5.00%, 10/01/2038	3,095	3,048,466
5.00%, 10/01/2044	3,000	2,875,761

abfunds.com	AB MUNICIPAL INCOME SHARES | 31

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

County of Broward FL Airport System Revenue (Fort Lauderdale Hollywood Intl Airport) Series 2017 5.00%, 10/01/2042	$5,000	$4,849,650
5.00%, 10/01/2047	2,880	2,743,155
County of Lake FL (Waterman Communities, Inc.) Series 2020 5.75%, 08/15/2050	5,000	4,148,993
5.75%, 08/15/2055	3,905	3,166,607
County of Miami-Dade FL Aviation Revenue Series 2014-A 5.00%, 10/01/2033(d)	10,000	9,957,299
Series 2015-A 5.00%, 10/01/2031	1,100	1,104,229
Series 2017-B 5.00%, 10/01/2040	9,025	8,622,668
County of Miami-Dade Seaport Department Series 2021-B 4.00%, 10/01/2046	5,000	4,131,928
4.00%, 10/01/2050	15,000	12,158,225
County of Osceola FL Transportation Revenue Series 2020-A Zero Coupon, 10/01/2035	1,000	471,547
Zero Coupon, 10/01/2036	860	379,924
Zero Coupon, 10/01/2037	1,390	574,912
Zero Coupon, 10/01/2038	1,185	458,883
Zero Coupon, 10/01/2039	1,610	582,153
County of Palm Beach FL (Provident Group-PBAU Properties LLC) Series 2019 5.00%, 04/01/2039(c)	1,000	869,993
5.00%, 04/01/2051(c)	3,030	2,434,254
Florida Development Finance Corp. (Assistance Unlimited, Inc,) Series 2022 5.00%, 08/15/2032(c)	460	413,961
5.25%, 08/15/2037(c)	700	603,836
5.625%, 08/15/2042(c)	1,520	1,312,335
5.875%, 08/15/2052(c)	5,000	4,250,087
6.00%, 08/15/2057(c)	1,000	848,542
Florida Development Finance Corp. (Brightline Trains Florida LLC) Series 2020 7.375%, 01/01/2049(c)	5,500	4,642,926

32 | AB MUNICIPAL INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Florida Development Finance Corp. (Cornerstone Charter Academy, Inc.) Series 2022 5.00%, 10/01/2032(c)	$925	$903,074
5.00%, 10/01/2042(c)	1,105	971,687
5.125%, 10/01/2052(c)	3,120	2,645,478
5.25%, 10/01/2056(c)	1,900	1,603,363
Florida Development Finance Corp. (IDEA Florida, Inc.) Series 2022 5.25%, 06/15/2029(c)	1,030	975,848
Florida Development Finance Corp. (Mater Academy, Inc.) Series 2020-A 5.00%, 06/15/2040	1,650	1,548,577
5.00%, 06/15/2050	4,815	4,308,117
5.00%, 06/15/2055	4,600	4,054,925
Series 2022-A 5.00%, 06/15/2047	2,310	2,086,822
Florida Development Finance Corp. (Mayflower Retirement Center, Inc. Obligated Group) Series 2020 5.25%, 06/01/2050(c)	5,000	4,299,585
5.25%, 06/01/2055(c)	5,500	4,651,441
Series 2021 4.00%, 06/01/2041(c)	830	609,439
Florida Development Finance Corp. (River City Education Obligated Group) Series 2022 5.00%, 07/01/2042	435	399,970
5.00%, 07/01/2042(a)	460	412,931
5.00%, 07/01/2051	395	350,330
5.00%, 07/01/2051(a)	650	560,371
5.00%, 02/01/2057	575	498,150
5.00%, 07/01/2057(a)	680	571,413
Florida Development Finance Corp. (Seaside School Consortium, Inc.) Series 2022 6.00%, 06/15/2057	7,000	6,924,796
Florida Higher Educational Facilities Financial Authority (Florida Institute of Technology, Inc.) Series 2019 4.00%, 10/01/2037	1,000	845,362

abfunds.com	AB MUNICIPAL INCOME SHARES | 33

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Florida Higher Educational Facilities Financial Authority (Ringling College of Art and Design, Inc.) Series 2017 5.00%, 03/01/2032	$265	$263,423
5.00%, 03/01/2034	2,395	2,347,716
Series 2019 5.00%, 03/01/2044	1,065	985,690
5.00%, 03/01/2049	8,425	7,638,820
Florida Municipal Power Agency (Florida Municipal Power Agency All-Requirements Power Supply Project Revenue) Series 2021 1.425%, 10/01/2026	2,700	2,337,429
Greater Orlando Aviation Authority 5.00%, 10/01/2034(d)	2,000	– 0	–
5.00%, 10/01/2044(d)	13,000	12,758,405
Series 2017-A 5.00%, 10/01/2031	4,350	4,422,645
5.00%, 10/01/2032	1,500	1,521,290
5.00%, 10/01/2034	2,150	2,155,048
5.00%, 10/01/2035	3,500	3,470,270
5.00%, 10/01/2036	4,000	3,961,318
Series 2019-A 5.00%, 10/01/2036(d)	5,000	4,961,481
5.00%, 10/01/2049(d)	4,500	4,296,704
5.00%, 10/01/2054(d)	4,000	3,801,842
Series 2022-A 4.00%, 10/01/2052	7,500	6,060,068
Highlands County Health Facilities Authority (Trousdale Foundation Obligated Group) Series 2018 6.00%, 04/01/2038(f)(g)	1,530	575,280
6.25%, 04/01/2049(f)(g)	1,820	684,320
Lakewood Ranch Stewardship District (Lakewood Ranch Stewardship District Northeast Sector Project) Series 2018 5.30%, 05/01/2039	1,000	965,878
5.45%, 05/01/2048	1,525	1,429,528
Lee County Industrial Development Authority/FL (Cypress Cove at Healthpark Florida Obligated Group) Series 2022 5.25%, 10/01/2052	1,350	1,127,075
5.25%, 10/01/2057	3,650	2,976,343

34 | AB MUNICIPAL INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Manatee County School District (Manatee County School District Sales Tax) AGM Series 2017 5.00%, 10/01/2030	$2,700	$2,830,955
Marshall Creek Community Development District (Marshall Creek Community Development District 2015A) Series 2015-A 5.00%, 05/01/2032	1,395	1,357,473
Martin County Health Facilities Authority (Cleveland Clinic Health System Obligated Group) Series 2019 4.00%, 01/01/2046	4,000	3,474,024
Miami Beach Health Facilities Authority (Mount Sinai Medical Center of Florida, Inc.) Series 2014 5.00%, 11/15/2039	2,000	1,956,317
Miami-Dade County Expressway Authority Series 2014-A 5.00%, 07/01/2034	4,000	4,054,467
Miami-Dade County Industrial Development Authority (AcadeMir Charter School Middle & Preparatory Academy Obligated Group) Series 2022 5.00%, 07/01/2037(c)	525	462,080
5.25%, 07/01/2042(c)	770	663,181
5.25%, 07/01/2052(c)	1,715	1,410,385
5.50%, 07/01/2061(c)	1,185	968,613
Mid-Bay Bridge Authority Series 2015-A 5.00%, 10/01/2028	1,600	1,619,598
5.00%, 10/01/2040	2,000	1,955,763
Series 2015-C 5.00%, 10/01/2035	1,750	1,735,135
5.00%, 10/01/2040	1,000	965,443
Middleton Community Development District A Series 2022 6.20%, 05/01/2053	3,500	3,411,205
North Broward Hospital District Series 2017-B 5.00%, 01/01/2037	4,070	3,966,421

abfunds.com	AB MUNICIPAL INCOME SHARES | 35

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

5.00%, 01/01/2048	$17,520	$15,908,791
Orange County Health Facilities Authority (Presbyterian Retirement Communities, Inc. Obligated Group) Series 2023 4.00%, 08/01/2042(a)	5,750	4,494,433
Palm Beach County Educational Facilities Authority (Palm Beach Atlantic University Obligated Group) Series 2021 4.00%, 10/01/2041	1,030	861,192
4.00%, 10/01/2051	4,330	3,356,208
Palm Beach County Health Facilities Authority (ACTS Retirement-Life Communities, Inc. Obligated Group) Series 2020-B 5.00%, 11/15/2042	1,000	931,681
Palm Beach County Health Facilities Authority (Federation CCRC Operations Corp. Obligated Group) Series 2020 5.00%, 06/01/2055	2,880	2,477,094
Series 2022 4.25%, 06/01/2056	4,825	3,424,667
Palm Beach County Health Facilities Authority (Green Cay Life Plan Village, Inc.) Series 2022 11.50%, 07/01/2027(c)	1,800	1,724,815
Palm Beach County Health Facilities Authority (Jupiter Medical Center Obligated Group) Series 2022 5.00%, 11/01/2038	400	386,367
5.00%, 11/01/2039	685	658,116
5.00%, 11/01/2040	650	620,972
5.00%, 11/01/2041	2,330	2,216,768
5.00%, 11/01/2042	500	473,106
5.00%, 11/01/2047	11,835	10,827,801
5.00%, 11/01/2052	15,630	14,203,114
Pinellas County Industrial Development Authority Series 2019 5.00%, 07/01/2039	1,955	1,793,104

36 | AB MUNICIPAL INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Polk County Industrial Development Authority (Mineral Development LLC) Series 2020 5.875%, 01/01/2033(c)	$4,000	$3,885,074
St. Johns County Industrial Development Authority (Presbyterian Retirement Communities, Inc. Obligated Group) Series 2020 4.00%, 08/01/2055	5,300	4,189,974
Tampa Florida Hospitals 5.00%, 07/01/2050(d)	18,325	17,387,955
Town of Davie FL Series 2013-A 5.625%, 04/01/2043 (Pre-refunded/ETM)	3,765	3,802,516
Town of Davie FL (Nova Southeastern University, Inc.) Series 2018 5.00%, 04/01/2048	24,650	24,813,358
Village Community Development District No. 13 Series 2019 3.00%, 05/01/2029	965	823,745
3.375%, 05/01/2034	1,450	1,151,629
3.55%, 05/01/2039	2,520	1,876,852
3.70%, 05/01/2050	9,620	6,497,143
Series 2020 3.50%, 05/01/2051(c)	4,885	3,050,505
Village Community Development District No. 14 Series 2022 5.50%, 05/01/2053	4,000	3,930,337
Volusia County School Board (Volusia County School Board COP) Series 2014-B 5.00%, 08/01/2031	1,625	1,656,055

		475,242,928

Georgia – 2.2%
Augusta Development Authority (AU Health System Obligated Group) Series 2018 5.00%, 07/01/2027	1,635	1,556,768
City of Atlanta GA Department of Aviation Series 2014-A 5.00%, 01/01/2033	1,820	1,838,564

abfunds.com	AB MUNICIPAL INCOME SHARES | 37

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Series 2021-C 4.00%, 07/01/2040	$2,305	$2,006,911
Series 2022-B 5.00%, 07/01/2047	12,430	12,040,482
5.00%, 07/01/2052	20,000	19,065,888
Clarke County Hospital Authority (Piedmont Healthcare, Inc. Obligated Group) Series 2016 5.00%, 07/01/2031	2,500	2,581,936
Development Authority for Fulton County (Piedmont Healthcare, Inc. Obligated Group) Series 2016-A 5.00%, 07/01/2032	2,000	2,054,486
Development Authority of Gwinnett County (Board of Regents of the University System of Georgia Lease) Series 2017-A 5.00%, 07/01/2032(d)	1,205	1,257,906
5.00%, 07/01/2033(d)	2,370	2,462,290
5.00%, 07/01/2035(d)	4,945	5,105,887
5.00%, 07/01/2037(d)	2,335	2,398,675
Fayette County Hospital Authority/GA (Piedmont Healthcare, Inc. Obligated Group) Series 2016 5.00%, 07/01/2034	1,620	1,649,835
5.00%, 07/01/2035	6,355	6,449,529
5.00%, 07/01/2036	2,735	2,777,724
Fulton County Residential Care Facilities for the Elderly Authority (All Saints-St Luke’s Episcopal Home for the Retired Obligated Group) Series 2019 5.00%, 04/01/2047(c)	6,500	5,115,283
5.00%, 04/01/2054(c)	2,000	1,514,536
George L Smith II Congress Center Authority (Signia Hotel Management LLC) Series 2021 4.00%, 01/01/2054	1,485	1,114,671
Glynn-Brunswick Memorial Hospital Authority (Southeast Georgia Health System Obligated Group) Series 2017 5.00%, 08/01/2043	2,680	2,490,457

38 | AB MUNICIPAL INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

5.00%, 08/01/2047	$10,000	$9,114,223
Main Street Natural Gas, Inc. (Citadel LP) Series 2022-C 4.00%, 08/01/2052(c)	18,500	17,085,135
Main Street Natural Gas, Inc. (Royal Bank of Canada) Series 2018-A 4.00%, 04/01/2048	12,175	12,149,017
Series 2018-C 4.00%, 08/01/2048	12,245	12,211,577
Municipal Electric Authority of Georgia Series 2019 5.00%, 01/01/2038	1,235	1,211,921
5.00%, 01/01/2039	1,215	1,185,588
5.00%, 01/01/2048	2,460	2,247,156
5.00%, 01/01/2049	5,000	4,696,350
5.00%, 01/01/2056	4,655	4,338,880
5.00%, 01/01/2059	2,395	2,146,544
Series 2022 4.50%, 07/01/2063	15,000	12,907,257
5.00%, 07/01/2052	12,000	11,219,181
Private Colleges & Universities Authority (Corp. of Mercer University (The)) Series 2021 4.00%, 10/01/2050	2,700	2,166,017

		166,160,674

Guam – 0.6%
Guam Government Waterworks Authority Series 2020-A 5.00%, 01/01/2050	3,790	3,582,232
Guam Power Authority Series 2022-A 5.00%, 10/01/2043	3,300	3,232,197
Territory of Guam Series 2019 5.00%, 11/15/2031	1,855	1,801,983
Territory of Guam (Guam Section 30 Income Tax) Series 2016-A 5.00%, 12/01/2029	1,310	1,305,441
5.00%, 12/01/2030	4,160	4,128,443
5.00%, 12/01/2032	3,545	3,469,939
Territory of Guam (Territory of Guam Business Privilege Tax) Series 2015-D 5.00%, 11/15/2032	13,000	12,728,821

abfunds.com	AB MUNICIPAL INCOME SHARES | 39

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

5.00%, 11/15/2033	$3,570	$3,466,442
5.00%, 11/15/2035	8,935	8,520,041
Series 2021-F 4.00%, 01/01/2036	4,050	3,415,892

		45,651,431

Idaho – 0.0%
Idaho Housing & Finance Association (Battelle Energy Alliance LLC) Series 2010-A 7.00%, 02/01/2036	200	200,253

Illinois – 9.8%
Chicago Board of Education Series 2012-A 5.00%, 12/01/2042	6,635	5,872,090
Series 2015-C 5.25%, 12/01/2035	2,790	2,668,278
5.25%, 12/01/2039	7,525	6,960,794
Series 2015-E 5.125%, 12/01/2032	1,000	972,420
Series 2016-A 7.00%, 12/01/2044	1,400	1,461,781
Series 2016-B 6.50%, 12/01/2046	1,900	1,961,539
Series 2017-G 5.00%, 12/01/2034	4,150	3,931,002
Series 2017-H 5.00%, 12/01/2036	900	842,647
5.00%, 12/01/2046	6,095	5,302,587
Series 2018-A 5.00%, 12/01/2026	5,430	5,388,433
5.00%, 12/01/2027	6,300	6,225,137
5.00%, 12/01/2028	5,975	5,886,098
Series 2019-A 5.00%, 12/01/2029	2,950	2,893,206
5.00%, 12/01/2030	4,120	4,022,177
Series 2019-B 5.00%, 12/01/2030	935	912,800
5.00%, 12/01/2031	1,030	997,466
5.00%, 12/01/2032	635	610,487
5.00%, 12/01/2033	500	476,564
Series 2021-A 5.00%, 12/01/2033	4,510	4,309,376
5.00%, 12/01/2036	1,010	931,093
5.00%, 12/01/2038	2,730	2,486,165
5.00%, 12/01/2039	2,000	1,812,429
5.00%, 12/01/2040	1,750	1,575,591

40 | AB MUNICIPAL INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

5.00%, 12/01/2041	$5,300	$4,746,670
Series 2021-B 5.00%, 12/01/2036	1,000	920,230
Series 2022-B 4.00%, 12/01/2041	42,765	33,609,001
Chicago O’Hare International Airport 5.25%, 01/01/2053(d)	20,000	20,584,400
5.50%, 01/01/2055(d)	19,000	19,996,170
Series 2015-C 5.00%, 01/01/2034	1,665	1,651,609
Series 2016-B 5.00%, 01/01/2034	5,000	5,089,697
Series 2016-C 5.00%, 01/01/2035	1,625	1,644,878
5.00%, 01/01/2038	7,625	7,682,337
Series 2017-B 5.00%, 01/01/2035	6,645	6,749,768
5.00%, 01/01/2036	12,000	12,176,071
5.00%, 01/01/2037	14,800	14,989,592
Series 2022 4.50%, 01/01/2048	10,000	8,745,815
4.625%, 01/01/2053	10,000	8,686,275
Chicago O’Hare International Airport (TrIPs Obligated Group) Series 2018 5.00%, 07/01/2033	645	636,392
5.00%, 07/01/2038	1,500	1,432,571
5.00%, 07/01/2048	5,000	4,531,705
Chicago Transit Authority (Chicago Transit Authority Sales Tax) Series 2020-A 4.00%, 12/01/2050(d)	12,340	9,541,379
Chicago Transit Authority Sales Tax Receipts Fund Series 2020-A 5.00%, 12/01/2045(d)	5,000	4,777,304
5.00%, 12/01/2055(d)	6,000	5,575,771
City of Chicago IL (Goldblatts Supportive Living Project) Series 2013 6.375%, 12/01/2052	1,050	638,551
Illinois Finance Authority Series 2015 5.25%, 05/15/2050 (Pre-refunded/ETM)	2,000	2,088,932

abfunds.com	AB MUNICIPAL INCOME SHARES | 41

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Illinois Finance Authority (Acero Charter Schools, Inc. Obligated Group) Series 2021 4.00%, 10/01/2042(c)	$3,400	$2,554,543
Illinois Finance Authority (Ascension Health Credit Group) Series 2016-C 5.00%, 02/15/2041	2,835	2,845,345
Illinois Finance Authority (Clark-Lindsey Village Obligated Group) Series 2022-A 4.60%, 06/01/2027	400	385,423
5.125%, 06/01/2032	350	326,942
5.25%, 06/01/2037	340	309,577
5.375%, 06/01/2042	985	884,272
5.50%, 06/01/2057	5,280	4,530,753
Illinois Finance Authority (Illinois Institute of Technology) Series 2019 4.00%, 09/01/2035	1,000	840,414
4.00%, 09/01/2037	1,130	924,891
4.00%, 09/01/2039	1,150	916,188
4.00%, 09/01/2041	1,000	777,747
5.00%, 09/01/2036	1,095	1,031,730
5.00%, 09/01/2038	1,365	1,267,592
5.00%, 09/01/2040	1,035	947,889
Illinois Finance Authority (Lake Forest College) Series 2022-A 5.25%, 10/01/2052	1,500	1,279,394
5.50%, 10/01/2042	1,045	967,012
5.50%, 10/01/2047	1,000	901,536
Illinois Finance Authority (Park Place of Elmhurst Obligated Group) Series 2021 5.125%, 05/15/2060	3,515	2,408,023
Illinois Finance Authority (Plymouth Place Obligated Group) Series 2022 4.75%, 11/15/2027(a)	1,500	1,497,339
5.25%, 11/15/2027(a)	1,525	1,522,326
6.50%, 05/15/2042(a)	2,000	2,021,953
6.50%, 05/15/2047(a)	2,000	1,990,259
6.625%, 05/15/2052(a)	1,910	1,901,380
6.75%, 05/15/2058(a)	1,765	1,755,541

42 | AB MUNICIPAL INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Illinois Finance Authority (Rosalind Franklin University of Medicine and Science) Series 2017-A 5.00%, 08/01/2042	$1,000	$970,039
5.00%, 08/01/2047	2,000	1,894,707
Series 2017-C 5.00%, 08/01/2046	1,000	950,438
Illinois Finance Authority (Silver Cross Hospital Obligated Group) Series 2015-C 5.00%, 08/15/2035	4,750	4,752,528
Illinois Finance Authority (Washington and Jane Smith Home (The)) Series 2022 4.00%, 10/15/2044	10,890	8,068,585
Illinois Housing Development Authority Series 2022 5.67%, 12/01/2025(c)	17,000	16,931,340
7.17%, 11/01/2038	1,675	1,645,294
Illinois State Toll Highway Authority Series 2015-A 5.00%, 01/01/2031	1,500	1,552,000
5.00%, 01/01/2032	1,625	1,679,269
Series 2015-B 5.00%, 01/01/2036	2,850	2,932,303
Series 2016-A 5.00%, 12/01/2032	7,000	7,259,911
Series 2016-B 5.00%, 01/01/2041	3,450	3,482,785
Metropolitan Pier & Exposition Authority Series 2012 Zero Coupon, 12/15/2041	9,400	3,045,419
Zero Coupon, 12/15/2051	11,385	1,932,160
Series 2015-B 5.00%, 12/15/2045	13,300	12,307,970
Series 2017-B Zero Coupon, 12/15/2054	9,850	1,379,772
Series 2020 4.00%, 06/15/2050	2,525	1,902,793
5.00%, 06/15/2050	47,895	43,776,547
State of Illinois Series 2010 7.35%, 07/01/2035	11,946	12,232,525
Series 2014 5.00%, 05/01/2023	7,185	7,221,066

abfunds.com	AB MUNICIPAL INCOME SHARES | 43

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

5.00%, 05/01/2031	$7,615	$7,620,363
Series 2016 5.00%, 02/01/2024	2,525	2,546,265
5.00%, 02/01/2027	19,125	19,247,081
5.00%, 02/01/2029	5,945	5,949,946
5.00%, 11/01/2032	5,245	5,192,434
5.00%, 11/01/2035	8,000	7,761,885
Series 2017-A 5.00%, 12/01/2025	3,510	3,536,734
5.00%, 12/01/2026	6,000	6,040,439
5.00%, 12/01/2028	2,700	2,703,245
5.00%, 12/01/2034	2,585	2,516,267
Series 2017-C 5.00%, 11/01/2029	29,335	29,347,655
Series 2017-D 5.00%, 11/01/2024	7,395	7,459,245
5.00%, 11/01/2025	31,725	31,970,440
5.00%, 11/01/2026	16,685	16,798,954
5.00%, 11/01/2027	9,285	9,317,459
5.00%, 11/01/2028	8,450	8,461,082
Series 2018-A 5.00%, 10/01/2027	14,590	14,646,088
5.00%, 10/01/2028	1,710	1,712,960
5.00%, 05/01/2029	5,235	5,239,474
5.00%, 10/01/2029	1,030	1,030,529
5.00%, 05/01/2030	2,185	2,184,726
Series 2018-B 5.00%, 10/01/2026	5,000	5,035,088
Series 2019-B 4.00%, 11/01/2033	9,500	8,414,865
4.00%, 11/01/2036	16,375	13,957,908
4.00%, 11/01/2037	16,920	14,248,077
5.00%, 11/01/2030	8,225	8,217,476
Series 2020 5.50%, 05/01/2030	2,750	2,834,744
5.75%, 05/01/2045	2,500	2,506,292
Series 2020-B 5.00%, 10/01/2030	2,000	1,998,360
5.00%, 10/01/2031	2,100	2,089,906
Series 2021-A 5.00%, 03/01/2035	2,700	2,625,140
5.00%, 03/01/2036	3,250	3,148,478
5.00%, 03/01/2037	3,750	3,613,441
5.00%, 03/01/2046	9,000	8,193,253
Series 2022-A 5.25%, 03/01/2037	2,500	2,470,889
5.50%, 03/01/2042	12,610	12,470,250

44 | AB MUNICIPAL INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

5.50%, 03/01/2047	$4,500	$4,351,132
Series 2022-B 5.25%, 10/01/2037	13,000	12,844,962
Series 2022-C 5.50%, 10/01/2045	19,000	18,496,711
Village of Antioch IL Special Service Areas No. 1 & 2 Series 2016-A 4.50%, 03/01/2033	3,376	2,956,499
Series 2016-B 7.00%, 03/01/2033	1,554	1,416,422
Village of Pingree Grove IL Special Service Area No. 7 Series 2015 4.50%, 03/01/2025	482	473,928
5.00%, 03/01/2036	2,957	2,680,448
Series 2015-B 6.00%, 03/01/2036	857	826,475

		742,854,813

Indiana – 1.3%
Indiana Finance Authority Series 2013-A 5.00%, 07/01/2040 (Pre-refunded/ETM)	2,400	2,413,073
5.00%, 07/01/2044 (Pre-refunded/ETM)	6,070	6,103,065
5.00%, 07/01/2048 (Pre-refunded/ETM)	2,500	2,513,618
Indiana Finance Authority (Baptist Healthcare System Obligated Group) Series 2017 5.00%, 08/15/2051	3,905	3,780,460
Indiana Finance Authority (Brightmark Plastics Renewal Indiana LLC) Series 2019 7.00%, 03/01/2039(c)	32,495	23,653,601
Indiana Finance Authority (Good Samaritan Hospital Obligated Group) Series 2022 4.00%, 04/01/2037	2,620	2,107,382
4.00%, 04/01/2039	1,630	1,270,941
4.00%, 04/01/2041	2,305	1,752,543
4.00%, 04/01/2042	2,400	1,804,319

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Indiana Finance Authority (Greencroft Goshen Obligated Group) Series 2021 4.00%, 11/15/2043	$6,700	$5,006,161
Series 2023-2 4.00%, 11/15/2023(a)	795	791,881
4.00%, 11/15/2024(a)	905	887,021
4.00%, 11/15/2025(a)	985	948,714
4.00%, 11/15/2028(a)	1,000	901,863
4.00%, 11/15/2029(a)	1,000	882,683
4.00%, 11/15/2037(a)	1,800	1,374,727
Indiana Finance Authority (Marquette Manor) Series 2015-A 5.00%, 03/01/2030	1,000	1,000,752
Indiana Finance Authority (Ohio Valley Electric Corp.) Series 2020 3.00%, 11/01/2030	11,725	9,938,054
Series 2020-A 3.00%, 11/01/2030	7,290	6,178,970
Series 2021-B 2.50%, 11/01/2030	5,065	4,141,763
Indiana Finance Authority (University of Evansville) Series 2022 5.00%, 09/01/2029	1,755	1,729,801
5.00%, 09/01/2030	1,845	1,807,263
5.00%, 09/01/2031	1,935	1,878,507
5.00%, 09/01/2032	2,035	1,955,714
5.25%, 09/01/2044	10,000	8,934,512
5.25%, 09/01/2057	2,010	1,697,638

		95,455,026

Iowa – 1.3%
Iowa Finance Authority (Iowa Fertilizer Co. LLC) Series 2022 5.00%, 12/01/2050	59,970	53,277,642
Iowa Finance Authority (Lifespace Communities, Inc. Obligated Group) Series 2018-A 5.00%, 05/15/2043	8,405	7,198,767
5.00%, 05/15/2048	6,000	4,999,622

46 | AB MUNICIPAL INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Iowa Finance Authority (Wesley Retirement Services, Inc. Obligated Group) Series 2021 4.00%, 12/01/2031	$5,560	$4,893,347
4.00%, 12/01/2041	7,810	6,049,004
4.00%, 12/01/2046	5,225	3,822,946
4.00%, 12/01/2051	9,340	6,586,777
Iowa Higher Education Loan Authority (Simpson College) Series 2020 5.50%, 11/01/2051	7,160	6,306,441
Iowa Tobacco Settlement Authority Series 2021-A 4.00%, 06/01/2049	4,000	3,111,081

		96,245,627

Kansas – 0.2%
Kansas Development Finance Authority (State of Kansas Department of Administration Lease) Series 2021-K 2.39%, 05/01/2036	8,000	5,442,918
Overland Park Development Corp. (City of Overland Park KS) Series 2019 5.00%, 03/01/2035	1,765	1,615,043
5.00%, 03/01/2037	2,070	1,869,690
5.00%, 03/01/2039	2,325	2,063,895
5.00%, 03/01/2044	1,000	856,668
5.00%, 03/01/2049	5,875	4,933,749
Wyandotte County-Kansas City Unified Government (Wyandotte County-Kansas City Unified Government Sales Tax) Series 2018 4.50%, 06/01/2040	1,520	1,291,243

		18,073,206

Kentucky – 1.8%
City of Ashland KY (Ashland Hospital Corp. Obligated Group) Series 2019 4.00%, 02/01/2035	930	810,606
City of Henderson KY (Pratt Paper LLC) Series 2022 4.45%, 01/01/2042(c)	9,000	7,558,891

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

County of Trimble KY (Louisville Gas and Electric Co.) Series 2020 1.30%, 09/01/2044	$8,500	$6,780,884
Kentucky Economic Development Finance Authority (Baptist Healthcare System Obligated Group) Series 2017-B 5.00%, 08/15/2034(d)	1,500	1,523,407
5.00%, 08/15/2035(d)	3,085	3,127,155
5.00%, 08/15/2037(d)	1,550	1,566,549
5.00%, 08/15/2041(d)	6,905	6,909,532
5.00%, 08/15/2046(d)	2,740	2,683,352
Kentucky Economic Development Finance Authority (Carmel Manor, Inc.) Series 2022 4.50%, 10/01/2027	4,000	3,934,142
Kentucky Economic Development Finance Authority (CommonSpirit Health) Series 2019-A 4.00%, 08/01/2038	1,000	859,484
4.00%, 08/01/2039	1,135	959,597
5.00%, 08/01/2044(d)	6,105	5,822,738
5.00%, 08/01/2049(d)	7,660	7,108,720
Kentucky Economic Development Finance Authority (Masonic Homes of Kentucky, Inc. Obligated Group) Series 2012 5.375%, 11/15/2042	1,685	1,369,017
5.50%, 11/15/2045	1,000	806,333
Series 2016-A 5.00%, 05/15/2046	1,100	861,623
5.00%, 05/15/2051	2,000	1,524,669
Kentucky Economic Development Finance Authority (Owensboro Health, Inc. Obligated Group) Series 2015 5.25%, 06/01/2050	24,090	22,571,607
Series 2017-A 5.00%, 06/01/2031	2,000	2,030,874
5.00%, 06/01/2032	3,500	3,530,652
5.00%, 06/01/2037	4,325	4,269,193

48 | AB MUNICIPAL INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

5.00%, 06/01/2041	$4,300	$3,992,929
5.00%, 06/01/2045	8,750	7,862,816
5.25%, 06/01/2041	6,750	6,598,861
Series 2017-B 5.00%, 06/01/2040	5,000	4,683,197
Kentucky Economic Development Finance Authority (Rosedale Green) Series 2015 5.50%, 11/15/2035	2,265	1,984,547
5.75%, 11/15/2045	3,350	2,791,154
Kentucky Public Energy Authority (Morgan Stanley) Series 2022-A 4.00%, 08/01/2052(d)	10,000	9,155,751
Louisville/Jefferson County Metropolitan Government (Norton Healthcare Obligated Group) Series 2016 5.00%, 10/01/2033	8,205	8,323,693
Series 2020 5.00%, 10/01/2047	1,965	2,046,072
Series 2020-A 5.00%, 10/01/2038	965	962,959

		135,011,004

Louisiana – 1.2%
Jefferson Sales Tax District AGM Series 2017-B 5.00%, 12/01/2034	1,000	1,045,733
5.00%, 12/01/2036	2,400	2,505,601
Louisiana Local Government Environmental Facilities & Community Development Auth (Louisiana Utilities Restoration Corp.) Series 2022 4.475%, 08/01/2039	10,000	8,860,659
Louisiana Local Government Environmental Facilities & Community Development Auth (St. James Place of Baton Rouge) Series 2015-A 6.00%, 11/15/2035	2,100	1,978,668
Louisiana Local Government Environmental Facilities & Community Development Auth (Woman’s Hospital Foundation) Series 2017 5.00%, 10/01/2034(d)	8,985	9,127,446

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

5.00%, 10/01/2036(d)	$8,460	$8,548,630
5.00%, 10/01/2037(d)	5,000	5,048,265
5.00%, 10/01/2044(d)	5,155	4,928,674
Louisiana Public Facilities Authority Series 2016 5.00%, 05/15/2047 (Pre-refunded/ETM)	10	10,488
Louisiana Public Facilities Authority (Geo Prep Mid-City of Greater Baton Rouge) Series 2022 5.625%, 06/01/2037(c)	415	388,885
6.25%, 06/01/2062(c)	1,425	1,285,724
Louisiana Public Facilities Authority (Louisiana Pellets, Inc.) Series 2013-B 10.50%, 07/01/2039(f)(g)(h)	2,750	28
Series 2014-A 7.50%, 07/01/2023(f)(g)(h)	1,250	13
Louisiana Public Facilities Authority (Louisiana State University & Agricultural & Mechanical College Auxiliary Revenue) Series 2019 5.00%, 07/01/2059	10,270	9,766,837
Louisiana Public Facilities Authority (Louisiana State University & Agricultural & Mechanical College Lease) Series 2017 5.00%, 07/01/2042	1,500	1,478,705
5.00%, 07/01/2047	6,515	6,293,325
5.00%, 07/01/2052	7,300	7,032,857
5.00%, 07/01/2057	2,250	2,141,853
New Orleans Aviation Board Series 2017-B 5.00%, 01/01/2043	1,000	958,089
Parish of St. James LA (NuStar Logistics LP) Series 2020-2 6.35%, 07/01/2040(c)	3,990	4,192,662
6.35%, 10/01/2040(c)	3,385	3,556,932
Parish of St. John the Baptist LA (Marathon Oil Corp.) Series 2019 2.00%, 06/01/2037	4,855	4,808,662
2.10%, 06/01/2037	2,465	2,373,398
2.20%, 06/01/2037	3,700	3,352,314

50 | AB MUNICIPAL INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Port New Orleans Board of Commissioners Series 2013-B 5.00%, 04/01/2029 (Pre-refunded/ETM)	$540	$543,671
5.00%, 04/01/2031 (Pre-refunded/ETM)	1,000	1,006,798
St Tammany Parish Finance Authority (Christwood) Series 2015 5.25%, 11/15/2037	1,050	971,701

		92,206,618

Maine – 0.2%
Finance Authority of Maine (Casella Waste Systems, Inc.) Series 2017 5.25%, 01/01/2025(c)	4,630	4,610,046
Series 2018-R2 4.375%, 08/01/2035(c)	1,700	1,653,405
Maine Health & Higher Educational Facilities Authority (Maine Medical Center) Series 2018-A 5.00%, 07/01/2043	3,370	3,317,970
5.00%, 07/01/2048	6,250	6,006,466

		15,587,887

Maryland – 2.4%
City of Baltimore MD (East Baltimore Research Park Project) Series 2017-A 5.00%, 09/01/2038	1,000	953,593
City of Baltimore MD (Harbor Point Special Taxing District) Series 2019 3.625%, 06/01/2046(c)	1,750	1,249,934
Series 2019-B 3.875%, 06/01/2046(c)	300	219,978
County of Frederick MD (County of Frederick MD Urbana Community Development Authority) Series 2020-C 4.00%, 07/01/2050(c)	2,615	2,045,117
Maryland Economic Development Corp. (City of Baltimore MD Port Covington Development District) Series 2020 4.00%, 09/01/2040	2,250	1,837,113
4.00%, 09/01/2050	2,500	1,855,096

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Maryland Economic Development Corp. (Maryland Economic Development Corp. Morgan View & Thurgood Marshall Student Hsg) Series 2022 5.75%, 07/01/2053(a)	$2,860	$2,861,856
6.00%, 07/01/2058(a)	10,000	10,115,830
Maryland Economic Development Corp. (Purple Line Transit Partners LLC) Series 2022 5.00%, 12/31/2036	3,200	3,185,062
5.00%, 06/30/2037	2,400	2,378,611
5.00%, 12/31/2037	2,605	2,581,254
5.00%, 06/30/2038	2,920	2,873,397
5.00%, 12/31/2038	1,015	998,466
5.25%, 06/30/2047	26,800	26,192,816
5.25%, 06/30/2052	10,000	9,700,870
5.25%, 06/30/2055	21,720	20,949,559
Maryland Health & Higher Educational Facilities Authority (Meritus Medical Center Obligated Group) Series 2015 5.00%, 07/01/2031	3,245	3,273,165
Maryland Health & Higher Educational Facilities Authority (TidalHealth Obligated Group) Series 2020 4.00%, 07/01/2036	2,520	2,280,660
4.00%, 07/01/2037	2,575	2,306,875
4.00%, 07/01/2038	1,555	1,379,326
4.00%, 07/01/2039	1,585	1,393,294
4.00%, 07/01/2040	1,645	1,432,855
5.00%, 07/01/2046	22,040	21,293,342
Maryland Health & Higher Educational Facilities Authority (UPMC Obligated Group) Series 2020-B 4.00%, 04/15/2036(d)	3,140	2,850,063
4.00%, 04/15/2037(d)	3,270	2,906,079
4.00%, 04/15/2038(d)	3,405	2,975,455
4.00%, 04/15/2039(d)	3,535	3,038,994
4.00%, 04/15/2040(d)	3,180	2,707,115
Maryland Stadium Authority (Baltimore City Public School Construction Financing Fund) Series 2020 5.00%, 05/01/2050	29,840	29,549,519

52 | AB MUNICIPAL INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

State of Maryland Department of Transportation Series 2022-2 5.00%, 12/01/2024(a)	$2,500	$2,586,256
5.00%, 12/01/2026(a)	3,500	3,722,257
5.00%, 12/01/2027(a)	2,500	2,692,466
5.00%, 12/01/2029(a)	2,375	2,610,883

		178,997,156

Massachusetts – 0.5%
Massachusetts Development Finance Agency (Emerson College) Series 2016-A 5.00%, 01/01/2047	2,220	2,084,536
Series 2017-A 5.00%, 01/01/2040	670	645,963
Massachusetts Development Finance Agency (Emmanuel College/MA) Series 2016-A 5.00%, 10/01/2043	1,760	1,628,418
Massachusetts Development Finance Agency (Lasell University) Series 2021 4.00%, 07/01/2027	250	236,315
4.00%, 07/01/2028	325	303,181
4.00%, 07/01/2029	340	312,738
4.00%, 07/01/2040	3,005	2,309,249
4.00%, 07/01/2045	1,600	1,154,391
Massachusetts Development Finance Agency (Salem Community Corp. Obligated Group) Series 2022 5.25%, 01/01/2050	2,680	2,261,026
Massachusetts Development Finance Agency (Simmons University) Series 2018-L 5.00%, 10/01/2034	1,360	1,364,456
5.00%, 10/01/2035	1,000	1,001,474
Massachusetts Development Finance Agency (South Shore Hospital, Inc. Obligated Group) Series 2016-I 5.00%, 07/01/2031	1,350	1,372,609

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

5.00%, 07/01/2041	$2,500	$2,413,734
Massachusetts Development Finance Agency (Springfield College) Series 2021 4.00%, 06/01/2056	4,000	2,999,968
5.00%, 06/01/2026	420	427,237
5.00%, 06/01/2027	445	453,551
5.00%, 06/01/2028	1,850	1,889,787
Series 2021-B 4.00%, 06/01/2035	2,300	2,053,220
4.00%, 06/01/2050	1,700	1,324,874
Massachusetts Development Finance Agency (UMass Memorial Health Care Obligated Group) Series 2016 5.00%, 07/01/2041	1,480	1,444,355
5.00%, 07/01/2046	2,500	2,366,731
Massachusetts Development Finance Agency (Wellforce Obligated Group) Series 2013-G 5.00%, 07/01/2037	2,550	2,550,217
Series 2019-A 5.00%, 07/01/2036	1,000	967,186
Massachusetts Port Authority Series 2021-E 5.00%, 07/01/2051	2,260	2,194,619

		35,759,835

Michigan – 1.7%
City of Detroit MI Series 2014-B 4.00%, 04/01/2044	10,000	6,895,448
Series 2018 5.00%, 04/01/2033	1,000	1,001,549
5.00%, 04/01/2034	1,250	1,244,442
5.00%, 04/01/2038	2,135	2,072,596
Series 2020 5.50%, 04/01/2045	1,690	1,675,388
5.50%, 04/01/2050	2,170	2,171,719
Series 2021-A 5.00%, 04/01/2038	1,100	1,057,751
5.00%, 04/01/2046	2,030	1,858,458

54 | AB MUNICIPAL INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Grand Rapids Economic Development Corp. (Beacon Hill at Eastgate) Series 2017-A 5.00%, 11/01/2032	$1,055	$947,875
5.00%, 11/01/2037	600	512,023
Great Lakes Water Authority Water Supply System Revenue Series 2016-A 5.00%, 07/01/2046	1,025	1,043,069
Series 2016-D 5.00%, 07/01/2036	25,210	25,886,329
Kalamazoo Economic Development Corp. (Heritage Community of Kalamazoo Obligated Group) Series 2019 5.00%, 05/15/2037	1,100	955,649
Series 2020 5.00%, 05/15/2055	6,860	5,271,831
Kalamazoo Hospital Finance Authority 4.00%, 05/15/2031(d)	1,500	1,473,935
4.00%, 05/15/2032(d)	3,350	3,213,646
4.00%, 05/15/2033(d)	4,750	4,454,819
4.00%, 05/15/2036(d)	10,500	9,579,065
Michigan Finance Authority Series 2014 5.00%, 06/01/2034 (Pre-refunded/ETM)	2,000	2,054,152
Michigan Finance Authority (Albion College) Series 2022 4.00%, 12/01/2046	2,120	1,697,997
4.00%, 12/01/2051	2,165	1,679,546
Michigan Finance Authority (Great Lakes Water Authority Water Supply System Revenue) Series 2014-D4 5.00%, 07/01/2029	1,100	1,118,168
5.00%, 07/01/2034	1,000	1,011,369
Series 2015-D1 5.00%, 07/01/2034	2,000	2,035,416
Series 2015-D2 5.00%, 07/01/2034	3,400	3,452,505
Michigan Finance Authority (Henry Ford Health System Obligated Group) Series 2016 5.00%, 11/15/2032	3,850	3,915,991

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Series 2019-A 5.00%, 11/15/2048	$6,635	$6,375,031
Michigan Finance Authority (Michigan Finance Authority Tobacco Settlement Revenue) Series 2020-A 4.00%, 06/01/2049	5,000	3,820,891
Michigan Finance Authority (Public Lighting Authority) Series 2014-B 5.00%, 07/01/2031	1,450	1,451,109
5.00%, 07/01/2032	3,000	2,997,862
5.00%, 07/01/2033	3,500	3,478,782
Michigan Strategic Fund (Michigan Strategic Fund – I 75 Improvement Project) Series 2018 5.00%, 06/30/2048	8,600	7,482,001
Michigan Tobacco Settlement Finance Authority (Tobacco Settlement Financing Corp./MI) Series 2008-C Zero Coupon, 06/01/2058	241,050	9,507,976
Wayne State University Series 2018-A 5.00%, 11/15/2043	4,000	4,083,124

		127,477,512

Minnesota – 0.2%
City of Ramsey MN (Pact Charter School) Series 2022-A 5.00%, 06/01/2032	11,800	11,212,810
City of Wayzata MN (Wayzata Bay Senior Housing, Inc.) Series 2019 5.00%, 08/01/2054	1,000	877,906
Duluth Economic Development Authority (Essentia Health Obligated Group) Series 2018-A 5.00%, 02/15/2043	2,500	2,446,352
5.00%, 02/15/2048	425	407,409
Housing & Redevelopment Authority of The City of St. Paul Minnesota (Hmong College Prep Academy) Series 2020 5.00%, 09/01/2040	1,390	1,241,755

56 | AB MUNICIPAL INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Minnesota Higher Education Facilities Authority (St. Catherine University) Series 2018-A 5.00%, 10/01/2045	$1,900	$1,904,971

		18,091,203

Mississippi – 0.4%
Mississippi Development Bank (Magnolia Regional Health Center) Series 2021 4.00%, 10/01/2041(c)	2,500	1,881,346
5.00%, 10/01/2024(c)	880	887,426
5.00%, 10/01/2026(c)	1,700	1,719,275
5.00%, 10/01/2027(c)	900	911,866
5.00%, 10/01/2028(c)	1,900	1,927,590
5.00%, 10/01/2033(c)	2,270	2,237,860
Mississippi Hospital Equipment & Facilities Authority (Baptist Memorial Health Care Obligated Group) Series 2016-A 5.00%, 09/01/2036	1,645	1,607,145
5.00%, 09/01/2041	12,130	11,228,093
5.00%, 09/01/2046	6,135	5,522,074
Mississippi Hospital Equipment & Facilities Authority (Forrest General Hospital, Inc.) Series 2019 4.00%, 01/01/2037	720	650,579
5.00%, 01/01/2035	1,230	1,253,035

		29,826,289

Missouri – 1.1%
Cape Girardeau County Industrial Development Authority (SoutheastHEALTH Obligated Group) Series 2017-A 5.00%, 03/01/2036	2,810	2,771,755
Series 2021 4.00%, 03/01/2041	1,170	924,634
Health & Educational Facilities Authority of the State of Missouri (Lutheran Senior Services Obligated Group) Series 2016-A 5.00%, 02/01/2046	1,000	891,476
Series 2019 4.00%, 02/01/2042	18,770	14,445,807

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

4.00%, 02/01/2048	$21,850	$15,776,626
5.00%, 02/01/2042	620	566,909
5.00%, 02/01/2048	2,600	2,266,880
Kansas City Industrial Development Authority Series 2019 5.00%, 07/01/2040(c)	3,065	2,480,792
Kansas City Industrial Development Authority (Kansas City United Methodist Retirement Home Obligated Group) Series 2021-A 10.00%, 11/15/2037	1,601	1,354,954
Series 2021-C 7.50%, 11/15/2046	1,279	952,575
Kansas City Industrial Development Authority (Kingswood Senior Living Community) Series 2021 2.00%, 11/15/2046	2,319	109,217
5.00%, 11/15/2046	5,196	3,786,080
Lee’s Summit Industrial Development Authority (John Knox Village Obligated Group) Series 2014-A 5.25%, 08/15/2039	2,330	2,078,527
Series 2016-A 5.00%, 08/15/2036	1,300	1,154,487
5.00%, 08/15/2046	1,760	1,440,540
5.00%, 08/15/2051	1,000	799,188
Series 2018 5.00%, 08/15/2042	6,940	5,864,573
Series 2021-A 5.00%, 08/15/2056	10,000	7,833,956
Missouri Joint Municipal Electric Utility Commission Series 2014 5.00%, 01/01/2031	3,240	3,296,996
St. Louis County Industrial Development Authority (Friendship Village St. Louis Obligated Group) Series 2018 5.25%, 09/01/2053	7,560	6,154,326

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

St. Louis County Industrial Development Authority (St. Andrews Resources for Seniors Obligated Group) Series 2015-A 5.00%, 12/01/2035	$2,000	$1,879,070
5.125%, 12/01/2045	4,500	4,031,859

		80,861,227

Montana – 0.0%
Montana Facility Finance Authority (Benefis Health System Obligated Group) Series 2016 5.00%, 02/15/2034	1,085	1,091,644

Nebraska – 0.3%
Central Plains Energy Project (Goldman Sachs Group, Inc. (The)) Series 2017-A 5.00%, 09/01/2034	1,510	1,506,466
5.00%, 09/01/2036	13,035	12,886,548
5.00%, 09/01/2037	5,410	5,317,194

		19,710,208

Nevada – 0.5%
Carson City NV (Carson Tahoe Regional Healthcare) Series 2017 5.00%, 09/01/2037	1,160	1,136,572
5.00%, 09/01/2047	2,775	2,650,621
City of Reno NV (County of Washoe NV Sales Tax Revenue) Series 2018-C Zero Coupon, 07/01/2058(c)	25,500	2,595,931
City of Sparks NV (City of Sparks NV Sales Tax) Series 2019-A 2.75%, 06/15/2028(c)	3,540	3,062,136
Clark County School District Series 2017-C 5.00%, 06/15/2033(d)	11,550	6,061,698
5.00%, 06/15/2034(d)	10,000	5,215,222
5.00%, 06/15/2035(d)	5,270	2,741,008
5.00%, 06/15/2036	3,700	3,706,010
AGM Series 2019-B 3.00%, 06/15/2037	5,185	4,012,085

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Las Vegas Redevelopment Agency Series 2016 5.00%, 06/15/2040	$1,800	$1,802,805
State of Nevada Department of Business & Industry (Fulcrum Sierra Biofuels LLC) Series 2018 6.95%, 02/15/2038(c)	1,890	1,627,150
Tahoe-Douglas Visitors Authority Series 2020 5.00%, 07/01/2040	2,250	2,113,870
5.00%, 07/01/2045	2,800	2,559,577
5.00%, 07/01/2051	3,000	2,687,575

		41,972,260

New Hampshire – 1.3%
National Finance Authority (New Hampshire Business Finance Authority) Series 2022-2, Class X 0.674%, 10/01/2036(e)	25,000	1,292,597
New Hampshire Business Finance Authority Series 2020-1, Class A 4.125%, 01/20/2034	20,998	19,370,064
Series 2022-1, Class A 4.375%, 09/20/2036	41,329	37,303,175
Series 2022-2 0.334%, 09/20/2036	25,000	585,715
Series 2022-2, Class A 4.00%, 10/20/2036	26,973	23,351,373
New Hampshire Business Finance Authority (Covanta Holding Corp.) Series 2020-A 3.625%, 07/01/2043(c)	1,960	1,441,446
Series 2020-B 3.75%, 07/01/2045(c)	3,525	2,639,670
New Hampshire Health and Education Facilities Authority Act (Dartmouth-Hitchcock Obligated Group) Series 2020-A 5.00%, 08/01/2059	18,120	16,872,808

		102,856,848

60 | AB MUNICIPAL INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

New Jersey – 6.2%
New Jersey Economic Development Authority Series 2013 5.00%, 03/01/2030 (Pre-refunded/ETM)	$3,455	$3,475,446
Series 2014-P 5.00%, 06/15/2029 (Pre-refunded/ETM)	3,730	3,833,381
New Jersey Economic Development Authority (New Jersey Economic Development Authority State Lease) Series 2017-D 5.00%, 06/15/2033	2,870	2,908,729
5.00%, 06/15/2042	4,650	4,511,303
Series 2018-A 5.00%, 06/15/2042	4,385	4,254,207
5.00%, 06/15/2047	1,500	1,435,048
Series 2021-Q 4.00%, 06/15/2038	1,050	922,894
4.00%, 06/15/2039	1,000	867,217
4.00%, 06/15/2040	1,000	858,990
4.00%, 06/15/2041	1,750	1,487,766
4.00%, 06/15/2046	1,500	1,222,637
New Jersey Economic Development Authority (New Jersey Transit Corp. State Lease) Series 2020 4.00%, 11/01/2044	3,450	2,846,411
5.00%, 11/01/2033	3,770	3,837,510
New Jersey Economic Development Authority (NYNJ Link Borrower LLC) Series 2013 5.125%, 01/01/2034	6,045	5,882,695
New Jersey Economic Development Authority (Port Newark Container Terminal LLC) Series 2017 5.00%, 10/01/2037	3,450	3,354,453
5.00%, 10/01/2047	7,210	6,659,545
New Jersey Economic Development Authority (State of New Jersey Department of the Treasury Lease) Series 2019 5.00%, 06/15/2030	2,990	3,099,896

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

5.00%, 06/15/2035	$2,750	$2,764,314
5.00%, 06/15/2037	2,000	1,990,390
New Jersey Economic Development Authority (State of New Jersey Division of Property Management & Construction Lease) Series 2018-C 5.00%, 06/15/2042	7,085	6,873,673
New Jersey Economic Development Authority (State of New Jersey Motor Vehicle Surcharge Revenue Lease) Series 2017-A 5.00%, 07/01/2033	1,640	1,655,947
New Jersey Economic Development Authority (UMM Energy Partners LLC) Series 2012-A 5.125%, 06/15/2043	735	691,594
New Jersey Economic Development Authority (United Airlines, Inc.) Series 2012 5.25%, 09/15/2029	8,270	8,125,457
Series 2014-B 5.625%, 11/15/2030	1,475	1,453,035
New Jersey Educational Facilities Authority (Stevens Institute of Technology International, Inc.) Series 2020-A 4.00%, 07/01/2050	1,805	1,416,783
5.00%, 07/01/2045	4,460	4,280,067
New Jersey Health Care Facilities Financing Authority (Hackensack Meridian Health Obligated Group) Series 2017-A 5.00%, 07/01/2035	1,300	1,346,192
New Jersey Health Care Facilities Financing Authority (Inspira Health Obligated Group) Series 2017-A 5.00%, 07/01/2036	1,000	1,008,178
5.00%, 07/01/2042	7,645	7,490,050

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

New Jersey Health Care Facilities Financing Authority (New Jersey Health Care Facilities Financing Authority State Lease) Series 2017 5.00%, 10/01/2035	$1,070	$1,073,975
New Jersey Health Care Facilities Financing Authority (RWJ Barnabas Health Obligated Group) Series 2014 5.00%, 07/01/2044	2,040	2,007,510
New Jersey Transportation Trust Fund Authority (New Jersey Transportation Fed Hwy Grant) Series 2016 5.00%, 06/15/2024	3,130	3,193,300
5.00%, 06/15/2027	1,000	1,033,665
5.00%, 06/15/2028	21,660	22,323,842
5.00%, 06/15/2029	13,435	13,820,042
5.00%, 06/15/2030	6,000	6,160,882
Series 2018-A 5.00%, 06/15/2029	1,910	1,964,740
5.00%, 06/15/2030	24,975	25,644,672
5.00%, 06/15/2031	12,000	12,288,614
New Jersey Transportation Trust Fund Authority (New Jersey Transportation Trust Fund Authority State Lease) Series 2014-A 5.00%, 06/15/2038	1,000	985,134
Series 2015-A 5.00%, 06/15/2045	8,450	8,109,549
Series 2018-A 5.00%, 12/15/2030	2,000	2,061,716
5.00%, 12/15/2032	1,000	1,019,165
5.00%, 12/15/2033	29,040	29,481,806
5.00%, 12/15/2034	7,135	7,188,109
5.00%, 12/15/2035	5,230	5,233,564
5.00%, 12/15/2036	10,000	9,985,129
Series 2019 5.00%, 06/15/2034	1,000	1,009,733
5.00%, 06/15/2038	2,670	2,630,307
5.00%, 12/15/2039	2,500	2,456,259
5.00%, 06/15/2046	2,325	2,228,131
Series 2019-B 4.00%, 06/15/2037	770	685,516

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

5.00%, 06/15/2032	$3,480	$3,552,187
Series 2022-A 5.00%, 06/15/2030	7,500	7,792,021
5.00%, 06/15/2032	7,500	7,727,075
5.00%, 06/15/2033	10,250	10,508,725
New Jersey Turnpike Authority Series 2015-E 5.00%, 01/01/2033	8,400	8,598,518
5.00%, 01/01/2045	7,000	7,077,079
Series 2016-A 5.00%, 01/01/2033	6,500	6,720,585
Series 2017-A 5.00%, 01/01/2033	5,000	5,219,269
5.00%, 01/01/2034	10,000	10,428,439
Series 2017-B 5.00%, 01/01/2032	8,540	9,003,447
5.00%, 01/01/2033	5,000	5,252,660
Series 2019-A 5.00%, 01/01/2048(d)	11,320	11,524,405
South Jersey Transportation Authority Series 2022 4.625%, 11/01/2047	5,000	4,505,367
Tobacco Settlement Financing Corp./NJ Series 2018-A 5.00%, 06/01/2031	1,425	1,459,538
Series 2018-B 5.00%, 06/01/2046	131,000	120,289,951

		472,798,434

New Mexico – 0.2%
City of Santa Fe NM (El Castillo Retirement Residences Obligated Group) Series 2019 5.00%, 05/15/2039	480	408,547
5.00%, 05/15/2044	500	407,232
5.00%, 05/15/2049	1,200	944,754
New Mexico Hospital Equipment Loan Council (Haverland Carter Lifestyle Obligated Group) Series 2019 5.00%, 07/01/2039	1,875	1,567,663
5.00%, 07/01/2049	17,260	13,301,569
Winrock Town Center Tax Increment Development District No. 1 Series 2022 4.25%, 05/01/2040(c)	2,750	2,159,151

		18,788,916

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

New York – 8.4%
Build NYC Resource Corp. (Albert Einstein College of Medicine, Inc.) Series 2016 5.50%, 09/01/2045(c)	$33,290	$32,857,373
Build NYC Resource Corp. (Integration Charter Schools) Series 2021 4.00%, 06/01/2025(c)	355	333,370
Build NYC Resource Corp. (Metropolitan College of New York) Series 2014 5.25%, 11/01/2034	2,240	2,105,055
City of New York NY Series 2018-E 5.00%, 03/01/2037	7,500	7,701,869
5.00%, 03/01/2038	10,000	10,239,236
Series 2020-A 5.00%, 08/01/2032	2,875	3,117,916
5.00%, 08/01/2033	1,500	1,609,400
Dutchess County Local Development Corp. (Bard College) Series 2020-A 5.00%, 07/01/2045(c)	7,500	6,551,588
5.00%, 07/01/2051(c)	13,000	11,057,949
Dutchess County Local Development Corp. (Health QuestSystems Obligated Group) Series 2016-B 5.00%, 07/01/2046	13,520	12,243,527
Metropolitan Transportation Authority Series 2012-F 5.00%, 11/15/2030	2,540	2,541,516
Series 2013-D 5.00%, 11/15/2043	2,000	1,874,937
Series 2013-E 5.00%, 11/15/2032	4,425	4,442,285
Series 2015-B 5.00%, 11/15/2032	3,715	3,715,844
Series 2015-C 5.00%, 11/15/2027	1,110	1,124,184
5.25%, 11/15/2030	4,000	4,064,436
Series 2015-D 5.00%, 11/15/2031	1,350	1,352,548
5.00%, 11/15/2032	5,135	5,136,400
5.00%, 11/15/2034	5,430	5,346,810
Series 2016-A 5.00%, 11/15/2026	2,150	2,201,184

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

5.00%, 11/15/2032	$3,440	$3,445,115
Series 2016-C 4.00%, 11/15/2026	1,705	1,683,598
Series 2016-D 5.00%, 11/15/2027	5,695	5,772,326
5.00%, 11/15/2029	1,750	1,762,663
Series 2017-A 5.00%, 11/15/2026	1,525	1,561,758
Series 2017-B 5.00%, 11/15/2027	1,185	1,211,332
Series 2017-C 5.00%, 11/15/2025	1,450	1,485,326
5.00%, 11/15/2026	2,340	2,396,402
5.00%, 11/15/2028	12,930	13,211,570
5.00%, 11/15/2029	16,435	16,751,875
5.00%, 11/15/2033	2,020	2,010,464
5.00%, 11/15/2034	6,810	6,705,667
Series 2017-D 4.00%, 11/15/2042	1,000	811,550
Series 2018-B 5.00%, 11/15/2028	1,340	1,364,412
Series 2019-A 5.00%, 11/15/2048	3,075	3,110,321
Series 2019-C 5.00%, 11/15/2038	380	366,319
Series 2020-A 4.00%, 11/15/2051	1,625	1,226,876
5.00%, 11/15/2045	4,740	4,853,459
5.00%, 11/15/2047	2,630	2,395,461
5.00%, 11/15/2049	2,000	1,808,687
Series 2020-C 4.75%, 11/15/2045	26,880	23,815,572
5.00%, 11/15/2050	8,750	7,897,516
5.25%, 11/15/2055	2,000	1,877,966
Series 2020-D 4.00%, 11/15/2047	9,495	7,348,375
4.00%, 11/15/2049	6,425	4,906,473
5.00%, 11/15/2043	5,000	4,687,342
Series 2020-E 4.00%, 11/15/2045	3,000	2,361,553
5.00%, 11/15/2029	1,800	1,830,486
5.00%, 11/15/2030	2,345	2,363,542
5.00%, 11/15/2032	1,250	1,241,852
5.00%, 11/15/2033	1,500	1,492,919
Series 2021-A 4.00%, 11/15/2042	2,000	1,623,100
4.00%, 11/15/2043	2,000	1,605,368

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

4.00%, 11/15/2044	$2,500	$1,986,407
4.00%, 11/15/2046	3,840	2,994,984
4.00%, 11/15/2047	10,000	7,739,205
4.00%, 11/15/2048	1,285	987,102
4.00%, 11/15/2050	8,000	6,076,445
Monroe County Industrial Development Corp./NY (St Ann’s of Greater Rochester Obligated Group) Series 2019 5.00%, 01/01/2050	6,520	4,905,872
Monroe County Industrial Development Corp./NY (True North Rochester Prep Charter School) Series 2020 5.00%, 06/01/2059(c)	1,080	942,923
Monroe County Industrial Development Corp/NY (Academy of Health Sciences Charter School) Series 2022 5.875%, 07/01/2052(c)	2,000	1,810,905
6.00%, 07/01/2057(c)	1,615	1,457,305
Nassau County Industrial Development Agency (Amsterdam House Continuing Care Retirement Community, Inc.) Series 2021 5.00%, 01/01/2058	525	267,164
9.00%, 01/01/2041(c)	270	223,852
New York City Housing Development Corp. Series 2020 2.55%, 08/01/2040	3,645	2,530,625
New York City Transitional Finance Authority Future Tax Secured Revenue Series 2022-F 3.75%, 02/01/2033	13,000	11,294,067
3.85%, 02/01/2034	3,955	3,428,153
New York Counties Tobacco Trust V Series 2005 Zero Coupon, 06/01/2050	30,000	3,376,914
New York Liberty Development Corp. (Goldman Sachs Headquarters LLC) Series 2005 5.25%, 10/01/2035	5,765	5,961,689

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

New York Liberty Development Corp. (One Bryant Park LLC) Series 2019 2.80%, 09/15/2069	$2,620	$2,127,715
New York State Dormitory Authority (Garnet Health Medical Center Obligated Group) Series 2017 5.00%, 12/01/2030(c)	1,200	1,183,877
5.00%, 12/01/2031(c)	1,000	983,076
5.00%, 12/01/2034(c)	2,000	1,923,379
New York State Dormitory Authority (Montefiore Obligated Group) Series 2018 5.00%, 08/01/2035	2,085	1,915,469
New York State Dormitory Authority (State of New York Pers Income Tax) Series 2021 2.202%, 03/15/2034(d)	13,000	9,516,022
2.252%, 03/15/2032(d)	13,000	9,898,368
New York State Dormitory Authority (Wagner College) Series 2022 5.00%, 07/01/2057	14,965	13,095,807
New York State Thruway Authority (New York State Thruway Authority Gen Toll Road) Series 2016-A 5.00%, 01/01/2041	3,800	3,807,950
New York State Thruway Authority (State of New York Pers Income Tax) Series 2022 4.125%, 03/15/2056	10,000	8,326,816
5.00%, 03/15/2055	20,000	20,382,726
New York Transportation Development Corp. (Delta Air Lines, Inc.) Series 2018 5.00%, 01/01/2027	17,365	17,312,247
5.00%, 01/01/2028	15,300	15,243,955
5.00%, 01/01/2029	18,660	18,522,168
Series 2020 4.00%, 10/01/2030	19,325	18,086,005
4.375%, 10/01/2045	50,345	41,699,913
New York Transportation Development Corp. (Empire State Thruway Partners LLC) Series 2021 4.00%, 04/30/2053	2,670	1,957,919

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

New York Transportation Development Corp. (JFK International Air Terminal LLC) Series 2022 5.00%, 12/01/2038	$10,000	$9,329,683
5.00%, 12/01/2039	2,500	2,311,820
5.00%, 12/01/2041	1,500	1,360,497
New York Transportation Development Corp. (Laguardia Gateway Partners LLC) Series 2016-A 5.00%, 07/01/2041	15,840	14,794,633
5.00%, 07/01/2046	17,215	15,718,701
5.25%, 01/01/2050	13,885	13,033,158
Niagara Area Development Corp. (Covanta Holding Corp.) Series 2018-A 4.75%, 11/01/2042(c)	6,045	5,090,978
Orange County Funding Corp. (The Hamlet at Wallkill) Series 2013 6.50%, 01/01/2046	1,035	799,465
Port Authority of New York & New Jersey Series 2013-178 5.00%, 12/01/2033	5,000	5,045,100
Series 2021 3.175%, 07/15/2060	10,000	6,037,407
Triborough Bridge & Tunnel Authority 5.25%, 05/15/2057(d)	10,000	10,353,217
Series 2020-A 5.00%, 11/15/2054	3,000	3,036,746
Triborough Bridge & Tunnel Authority (Metropolitan Transportation Authority Payroll Mobility Tax Revenue) Series 2021-A 2.591%, 05/15/2036(d)	4,000	2,881,687
2.917%, 05/15/2040(d)	10,000	6,875,020
Series 2022-C 5.00%, 05/15/2047(d)	10,000	10,238,285
5.25%, 05/15/2052(d)	10,000	10,415,419
TSASC, Inc./NY Series 2017-A 5.00%, 06/01/2041	1,560	1,554,049
Ulster County Capital Resource Corp. (Woodland Pond at New Paltz) Series 2017 5.00%, 09/15/2037	860	674,373

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

5.25%, 09/15/2042	$365	$278,660
5.25%, 09/15/2047	625	455,910
5.25%, 09/15/2053	1,340	940,737
Westchester County Local Development Corp. (Kendal on Hudson) Series 2013 5.00%, 01/01/2034	3,840	3,850,974
Westchester County Local Development Corp. (Purchase Senior Learning Community Obligated Group) Series 2021 3.125%, 07/01/2025(c)	6,790	6,522,243
Westchester County Local Development Corp. (Westchester County Health Care Corp. Obligated Group) Series 2016 5.00%, 11/01/2046	7,055	6,376,949
Western Regional Off-Track Betting Corp. Series 2021 3.00%, 12/01/2026(c)	1,070	956,011

		637,503,418

North Carolina – 0.4%
Fayetteville State University Series 2023 5.00%, 04/01/2027(a)(c)	415	423,868
5.00%, 04/01/2028(a)(c)	455	465,334
5.00%, 04/01/2029(a)(c)	500	511,647
5.00%, 04/01/2030(a)(c)	545	557,443
5.00%, 04/01/2031(a)(c)	600	610,913
5.00%, 04/01/2034(a)(c)	770	773,539
5.00%, 04/01/2036(a)(c)	900	896,159
5.00%, 04/01/2037(a)(c)	970	961,525
5.00%, 04/01/2040(a)(c)	1,205	1,178,951
5.00%, 04/01/2042(a)(c)	1,380	1,340,928
Greater Asheville Regional Airport Authority AGM Series 2022-A 5.50%, 07/01/2047	2,880	2,923,547
5.50%, 07/01/2052	5,000	5,046,571
North Carolina Medical Care Commission Series 2015-A 5.00%, 09/01/2037 (Pre-refunded/ETM)	1,735	1,784,135
Series 2017 5.00%, 09/01/2046 (Pre-refunded/ETM)	1,000	1,043,622

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

North Carolina Medical Care Commission (Aldersgate United Methodist Retirement Community, Inc.) Series 2015 4.875%, 07/01/2040	$5,000	$4,280,059
5.00%, 07/01/2045	1,000	835,719
North Carolina Medical Care Commission (Pennybyrn at Maryfield) Series 2015 5.00%, 10/01/2030	2,250	2,195,376
North Carolina Medical Care Commission (Sharon Towers) Series 2019-A 5.00%, 07/01/2044	1,000	891,782
North Carolina Turnpike Authority Series 2018 5.00%, 01/01/2040	5,000	4,798,878

		31,519,996

North Dakota – 0.2%
City of Grand Forks ND (Altru Health System Obligated Group) Series 2021 4.00%, 12/01/2040	1,875	1,536,590
4.00%, 12/01/2041	1,865	1,504,857
5.00%, 12/01/2034	2,045	2,057,420
County of Grand Forks ND (Red River Biorefinery LLC) Series 2021 6.625%, 12/15/2031(c)	5,195	3,052,937
7.00%, 12/15/2043(c)	5,390	2,979,926
County of Ward ND (Trinity Health Obligated Group) Series 2017-C 5.00%, 06/01/2048	5,000	3,998,260
5.00%, 06/01/2053	5,230	4,113,616

		19,243,606

Ohio – 4.1%
Akron Bath Copley Joint Township Hospital District (Summa Health System Obligated Group) Series 2020 3.00%, 11/15/2040	4,500	3,014,548
4.00%, 11/15/2036	1,000	837,393
4.00%, 11/15/2037	800	662,273
4.00%, 11/15/2038	750	614,086

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

American Municipal Power, Inc. Series 2016-A 5.00%, 02/15/2041	$6,000	$6,048,764
5.00%, 02/15/2046	4,000	4,026,461
Buckeye Tobacco Settlement Financing Authority Series 2020-A 4.00%, 06/01/2048	10,000	7,917,853
Series 2020-B 5.00%, 06/01/2055	176,110	148,220,234
City of Chillicothe OH (Adena Health System Obligated Group) Series 2017 5.00%, 12/01/2037	3,765	3,783,900
5.00%, 12/01/2047	3,735	3,561,924
County of Allen/OH Hospital Facilities Revenue (Bon Secours Mercy Health, Inc.) Series 2020 4.00%, 12/01/2040	10,390	9,166,362
County of Cuyahoga OH (MetroHealth System (The)) Series 2017 5.00%, 02/15/2042	6,490	6,222,208
5.00%, 02/15/2052	5,680	5,158,319
5.25%, 02/15/2047	12,860	12,369,202
County of Franklin OH (First Community Village Obligated Group) Series 2019 5.00%, 07/01/2049	3,855	3,089,630
County of Hamilton OH (UC Health Obligated Group) Series 2020 5.00%, 09/15/2050	18,425	17,582,452
County of Hardin OH (Ohio Northern University) Series 2020 5.25%, 05/01/2040	500	425,032
5.50%, 05/01/2050	1,000	825,347
County of Marion OH (United Church Homes, Inc. Obligated Group) Series 2019 5.125%, 12/01/2049	2,210	1,842,207
County of Montgomery OH (Trousdale Foundation Obligated Group) Series 2018 6.00%, 04/01/2038(c)(f)(g)	2,000	752,000

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Series 2018-A 6.25%, 04/01/2049(c)(f)(g)	$10,105	$3,799,480
County of Ross OH (Adena Health System Obligated Group) Series 2019 5.00%, 12/01/2049	6,000	5,695,221
County of Washington OH (Marietta Area Health Care, Inc. Obligated Group) Series 2022 6.625%, 12/01/2042	10,000	9,019,020
6.75%, 12/01/2052	24,200	21,551,506
Ohio Air Quality Development Authority (Ohio Valley Electric Corp.) Series 2019 3.25%, 09/01/2029	1,780	1,583,285
Ohio Higher Educational Facility Commission (John Carroll University) Series 2022 4.00%, 10/01/2052	6,000	4,540,525
Ohio Higher Educational Facility Commission (Kenyon College) Series 2020 5.00%, 07/01/2038	2,520	2,566,553
5.00%, 07/01/2039	2,635	2,677,657
5.00%, 07/01/2042	4,535	4,582,218
Port of Greater Cincinnati Development Authority Series 2021 4.375%, 06/15/2056	3,480	3,150,252
Toledo-Lucas County Port Authority (ParkUToledo Inc) Series 2021 4.00%, 01/01/2057	6,500	4,519,538
Toledo-Lucas County Port Authority (ParkUToledo, Inc.) Series 2021 4.00%, 01/01/2041	3,000	2,389,703
4.00%, 01/01/2043	2,000	1,557,189
4.00%, 01/01/2046	2,000	1,506,795
4.00%, 01/01/2051	8,500	6,085,932

		311,345,069

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Oklahoma – 1.0%
Oklahoma Development Finance Authority (Oklahoma City University Obligated Group) Series 2019 5.00%, 08/01/2044	$7,650	$6,835,955
5.00%, 08/01/2049	12,780	11,152,458
Oklahoma Development Finance Authority (OU Medicine Obligated Group) Series 2018-B 5.25%, 08/15/2043	19,045	15,970,191
5.50%, 08/15/2052	5,615	4,594,404
5.50%, 08/15/2057	21,080	16,898,150
Series 2022-A 5.50%, 08/15/2037	10,000	8,793,020
5.50%, 08/15/2041	11,995	10,605,253

		74,849,431

Oregon – 0.2%
Clackamas County Hospital Facility Authority (Rose Villa, Inc. Obligated Group) Series 2020-A 5.125%, 11/15/2040	750	658,734
5.375%, 11/15/2055	2,940	2,478,686
Medford Hospital Facilities Authority (Asante Health System Obligated Group) Series 2020-A 5.00%, 08/15/2045	4,500	4,428,954
5.00%, 08/15/2050	5,500	5,271,825
Oregon State Facilities Authority (Samaritan Health Services, Inc. Obligated Group) Series 2020 5.00%, 10/01/2040	1,750	1,677,805
Yamhill County Hospital Authority (Friendsview Manor Obligated Group) Series 2021-B 1.75%, 11/15/2026	950	861,105

		15,377,109

Pennsylvania – 5.8%
Allegheny County Hospital Development Authority (Allegheny Health Network Obligated Group) Series 2018-A 5.00%, 04/01/2034	10,135	10,306,912

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

5.00%, 04/01/2035	$12,500	$12,667,694
5.00%, 04/01/2036	10,900	11,031,493
Allentown Neighborhood Improvement Zone Development Authority Series 2017 5.00%, 05/01/2042(c)	2,270	1,940,185
Series 2018 5.00%, 05/01/2033(c)	1,750	1,622,525
5.375%, 05/01/2042(c)	2,500	2,206,956
Series 2022 5.25%, 05/01/2042(c)	11,545	10,055,858
Bensalem Township School District Series 2013 5.00%, 06/01/2029 (Pre-refunded/ETM)	8,570	8,732,832
Berks County Industrial Development Authority (Highlands at Wyomissing (The)) Series 2018 5.00%, 05/15/2048	1,000	894,077
Berks County Industrial Development Authority (Tower Health Obligated Group) Series 2017 5.00%, 11/01/2047	8,925	6,063,425
5.00%, 11/01/2050	9,270	6,158,026
Berks County Municipal Authority (The) (Tower Health Obligated Group) Series 2012-A 4.50%, 11/01/2041	4,050	2,651,313
Series 2020-B 5.00%, 02/01/2040	7,000	6,557,253
Bucks County Industrial Development Authority (Grand View Hospital/Sellersville PA Obligated Group) Series 2021 4.00%, 07/01/2051	7,550	4,991,784
5.00%, 07/01/2031	1,150	1,139,784
5.00%, 07/01/2054	5,000	4,011,058
Chambersburg Area Municipal Authority (Wilson College) Series 2018 5.75%, 10/01/2043	1,350	1,220,759
6.00%, 10/01/2048	9,000	8,219,247

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Chester County Industrial Development Authority (Collegium Charter School) Series 2022 6.00%, 10/15/2052(c)	$1,075	$987,286
Chester County Industrial Development Authority (Woodlands at Greystone Neighborhood Improvement District) Series 2018 5.125%, 03/01/2048(c)	916	810,053
City of Philadelphia PA Series 2017 5.00%, 08/01/2029	6,000	6,309,683
5.00%, 08/01/2031	6,110	6,397,456
Series 2017-A 5.00%, 08/01/2033	3,000	3,115,312
5.00%, 08/01/2034	10,000	10,372,339
Series 2019-B 5.00%, 02/01/2036	3,300	3,414,423
5.00%, 02/01/2037	2,900	2,987,405
5.00%, 02/01/2038	2,700	2,774,612
City of Philadelphia PA Water & Wastewater Revenue 2.189%, 07/01/2032(d)	3,725	2,837,048
2.289%, 07/01/2033(d)	3,060	2,280,225
Series 2017-A 5.00%, 10/01/2035	3,805	3,973,081
5.00%, 10/01/2036	1,300	1,355,814
Commonwealth of Pennsylvania (Commonwealth of Pennsylvania COP) Series 2018-A 5.00%, 07/01/2038	1,120	1,170,341
County of Lehigh PA (Lehigh Valley Health Network Obligated Group) Series 2016-A 4.00%, 07/01/2035	10,000	9,209,492
Series 2019 5.00%, 07/01/2044	6,885	6,661,600
Crawford County Hospital Authority (Meadville Medical Center Obligated Group) Series 2016-A 6.00%, 06/01/2046	1,175	1,158,719
6.00%, 06/01/2051	2,200	2,114,391

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Cumberland County Municipal Authority (Asbury Pennsylvania Obligated Group) Series 2019 5.00%, 01/01/2045	$1,815	$1,568,034
Geisinger Authority (Geisinger Health System Obligated Group) Series 2017 4.00%, 02/15/2047	20,385	17,266,454
Series 2020 4.00%, 04/01/2050	9,060	7,575,413
Geisinger Pennsylvania Authority Health System 5.00%, 04/01/2050(d)	10,000	9,729,049
Lancaster County Hospital Authority/PA (St Anne’s Retirement Community Obligated Group) Series 2020 5.00%, 03/01/2040	2,000	1,683,260
5.00%, 03/01/2050	500	390,418
Series 2022 5.00%, 03/01/2029	2,170	2,049,269
Montgomery County Higher Education and Health Authority (HumanGood Pennsylvania Obligated Group) Series 2017 5.00%, 12/01/2047	1,500	1,364,426
Montgomery County Higher Education and Health Authority (Thomas Jefferson University Obligated Group) Series 2018 5.00%, 09/01/2035	3,600	3,689,773
Series 2019 4.00%, 09/01/2049	5,900	4,865,462
5.00%, 09/01/2051	2,300	2,171,031
Series 2022 5.00%, 05/01/2057(d)	16,395	15,267,237
Montgomery County Industrial Development Authority/PA (ACTS Retirement-Life Communities, Inc. Obligated Group) Series 2020 4.00%, 11/15/2043	500	396,585
5.00%, 11/15/2045	1,560	1,428,343

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Montgomery County Industrial Development Authority/PA (Whitemarsh Continuing Care Retirement Community) Series 2015 5.00%, 01/01/2030	$1,040	$1,005,890
5.25%, 01/01/2040	4,740	4,405,055
Moon Industrial Development Authority (Baptist Homes Society Obligated Group) Series 2015 6.125%, 07/01/2050	2,500	2,037,048
Moon Industrial Development Authority (Baptist Homes Society) Series 2015 5.75%, 07/01/2035	5,135	4,468,523
6.00%, 07/01/2045	2,600	2,146,004
Northeastern Pennsylvania Hospital and Education Authority (Wilkes University) Series 2016-A 5.00%, 03/01/2037	2,675	2,635,476
Series 2016-B 5.25%, 03/01/2031	1,140	1,157,550
5.25%, 03/01/2037	1,170	1,174,082
Pennsylvania Economic Development Financing Authority (Covanta Holding Corp.) Series 2019 3.25%, 08/01/2039(c)	2,330	1,641,147
Pennsylvania Economic Development Financing Authority (Iron Cumberland LLC) Series 2022 7.00%, 12/01/2029	31,570	29,983,077
Pennsylvania Economic Development Financing Authority (National Railroad Passenger Corp.) Series 2012-A 5.00%, 11/01/2041	1,620	1,619,887
Pennsylvania Economic Development Financing Authority (PA Bridges Finco LP) Series 2015 5.00%, 12/31/2034	2,830	2,742,516

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Pennsylvania Economic Development Financing Authority (Pennsylvania Economic Development Finance Authority Sewage) Series 2020 3.00%, 01/01/2023	$750	$749,255
4.00%, 01/01/2027	1,530	1,501,585
4.00%, 01/01/2029	450	435,403
4.00%, 01/01/2030	400	383,771
4.00%, 01/01/2032	800	749,529
Pennsylvania Economic Development Financing Authority (UPMC Obligated Group) Series 2020-A 4.00%, 04/15/2036(d)	2,755	2,485,176
4.00%, 04/15/2037(d)	3,400	3,021,611
4.00%, 04/15/2038(d)	5,000	4,369,243
4.00%, 04/15/2039(d)	5,000	4,298,435
Series 2020-A1 4.00%, 04/15/2040(d)	8,375	7,129,588
Pennsylvania Higher Educational Facilities Authority (Drexel University) Series 2016 5.00%, 05/01/2032	1,000	1,018,305
Pennsylvania Turnpike Commission Series 2016 5.00%, 06/01/2037	4,000	4,036,592
Series 2017-B 5.00%, 06/01/2035	7,850	7,955,310
5.00%, 06/01/2036	5,000	5,040,817
Series 2018-A 5.00%, 12/01/2043	10,000	10,019,626
Series 2019-A 5.00%, 12/01/2038	5,435	5,499,694
5.00%, 12/01/2044	3,745	3,636,631
Philadelphia Authority for Industrial Development (City of Philadelphia PA) Series 2018 5.00%, 05/01/2035	1,000	1,035,536
Philadelphia Authority for Industrial Development (MaST Community Charter School II) Series 2020 5.00%, 08/01/2040	600	563,591
5.00%, 08/01/2050	1,425	1,278,289

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Philadelphia Authority for Industrial Development (MaST Community Charter School III) Series 2021 5.00%, 08/01/2050	$5,000	$4,485,223
5.00%, 08/01/2054	3,560	3,137,357
Philadelphia Authority for Industrial Development (Philadelphia Performing Arts Charter School) Series 2020 5.00%, 06/15/2050(c)	1,700	1,418,124
Philadelphia Gas Works Co. Series 2017 5.00%, 08/01/2042	5,000	5,044,851
School District of Philadelphia (The) Series 2015-A 5.00%, 09/01/2034	1,615	1,675,698
5.00%, 09/01/2035	1,000	1,036,493
Series 2016-F 5.00%, 09/01/2033	3,000	3,094,969
5.00%, 09/01/2036	1,000	1,022,400
Series 2018-A 5.00%, 09/01/2034	1,000	1,027,618
5.00%, 09/01/2036	1,000	1,024,549
5.00%, 09/01/2037	1,000	1,021,919
5.00%, 09/01/2038	1,000	1,018,192
Series 2018-B 5.00%, 09/01/2043	3,000	3,008,605
Series 2019-A 4.00%, 09/01/2037	2,230	2,014,116
4.00%, 09/01/2038	1,700	1,519,789
4.00%, 09/01/2039	1,600	1,420,528
5.00%, 09/01/2044(d)	17,900	17,917,222
Scranton-Lackawanna Health and Welfare Authority (Scranton Parking System Concession Project) Series 2016-A 5.00%, 01/01/2051(c)	6,765	4,077,301
5.00%, 01/01/2057(c)	5,345	3,109,472
Series 2016-B 6.08%, 01/01/2026(c)	610	577,980
Series 2016-C Zero Coupon, 01/01/2036(c)	2,945	893,376
Series 2016-D Zero Coupon, 01/01/2057(i)	58,055	3,483,300

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

State Public School Building Authority AGM Series 2016 5.00%, 12/01/2029	$1,365	$1,404,414
5.00%, 12/01/2029 (Pre-refunded/ETM)	220	233,461
5.00%, 12/01/2030	7,160	7,353,238
Union County Hospital Authority (Evangelical Community Hospital Obligated Group) Series 2018 5.00%, 08/01/2038	2,685	2,746,450
5.00%, 08/01/2043	5,750	5,704,514

		438,540,616

Puerto Rico – 4.2%
Children’s Trust Fund Series 2005-A Zero Coupon, 05/15/2050	8,370	1,442,441
Series 2008-A Zero Coupon, 05/15/2057	261,400	14,301,272
Commonwealth of Puerto Rico Series 2021-A Zero Coupon, 07/01/2024	707	642,758
Zero Coupon, 07/01/2033	6,410	3,257,246
4.00%, 07/01/2033	16,025	13,560,220
4.00%, 07/01/2035	4,200	3,432,435
4.00%, 07/01/2037	1,631	1,296,905
4.00%, 07/01/2041	2,217	1,685,627
4.00%, 07/01/2046	2,306	1,672,671
5.25%, 07/01/2023	1,180	1,181,957
5.375%, 07/01/2025	7,870	7,865,367
5.625%, 07/01/2027	8,953	9,015,575
5.625%, 07/01/2029	3,905	3,927,296
5.75%, 07/01/2031	3,784	3,806,575
Series 2022-A 5.06%, 11/01/2051	42,340	18,047,425
Series 2022-C 0.01%, 11/01/2043	81,500	37,184,289
GDB Debt Recovery Authority of Puerto Rico Series 2018 7.50%, 08/20/2040	6,900	5,942,590
PR Custodial Trust Series 2022 5.50%, 07/01/2029	411	413,371
Puerto Rico Commonwealth Aqueduct & Sewer Authority Series 2008-A 6.125%, 07/01/2024	3,590	3,636,502

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Puerto Rico Electric Power Authority Series 2007-T 5.00%, 07/01/2032(f)(g)	$7,315	$5,486,250
5.00%, 07/01/2037(f)(g)	14,970	11,227,500
Series 2008-W 5.25%, 07/01/2033(f)(g)	1,000	750,000
5.50%, 07/01/2038(f)(g)	10,490	7,906,838
Series 2010-A 5.25%, 07/01/2029(f)(g)	2,950	2,212,500
5.25%, 07/01/2030(f)(g)	1,040	780,000
Series 2010-C 5.00%, 07/01/2024(f)(g)	1,735	1,301,250
Series 2010-DDD 5.00%, 07/01/2021(f)(j)	1,050	784,875
5.00%, 07/01/2022(f)(j)	950	710,125
Series 2010-X 5.25%, 07/01/2040(f)(g)	12,605	9,453,750
5.75%, 07/01/2036(f)(g)	7,375	5,586,563
Series 2010-ZZ 5.25%, 07/01/2024(f)(g)	2,565	1,923,750
5.25%, 07/01/2025(f)(g)	620	465,000
Series 2012-A 5.00%, 07/01/2029(f)(g)	2,510	1,882,500
5.00%, 07/01/2042(f)(g)	1,740	1,305,000
AGM Series 2007-U 5.00%, 07/01/2023	1,050	1,065,343
AGM Series 2007-V 5.25%, 07/01/2031	25,380	24,967,722
NATL Series 2007-V 5.25%, 07/01/2029	5,965	5,904,819
Puerto Rico Highway & Transportation Authority AGC Series 2005-L 5.25%, 07/01/2041	8,600	8,264,812
AGC Series 2007-C 5.50%, 07/01/2031	1,235	1,236,031
AGC Series 2007-N 5.25%, 07/01/2036	825	798,156
AGM Series 2007-C 5.25%, 07/01/2036	1,800	1,741,430
NATL Series 2007 5.50%, 07/01/2028	1,000	1,003,824
Puerto Rico Industrial Tourist Educational Medical & Environmental Control Facilities Financing Auth (AES Puerto Rico LP) Series 2000 6.625%, 06/01/2026	21,370	22,131,016

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue Series 2018-A Zero Coupon, 07/01/2024	$195	$179,037
Zero Coupon, 07/01/2027	537	418,171
Zero Coupon, 07/01/2029	523	362,763
Zero Coupon, 07/01/2046	15,224	3,296,827
Series 2019-A 4.329%, 07/01/2040	15,975	13,398,285
4.55%, 07/01/2040	1,198	1,033,177
5.00%, 07/01/2058	54,251	46,519,587

		316,409,423

Rhode Island – 0.0%
Rhode Island Health and Educational Building Corp. (City of Woonsocket RI Lease) AGM Series 2017-A 5.00%, 05/15/2028	1,000	1,071,607
5.00%, 05/15/2029	1,000	1,054,399

		2,126,006

South Carolina – 2.0%
Columbia Housing Authority/SC Series 2022 4.80%, 11/01/2024	5,010	4,846,839
5.26%, 11/01/2032	800	749,113
5.41%, 11/01/2039	12,570	11,340,159
6.28%, 11/01/2039	545	489,099
South Carolina Jobs-Economic Development Authority (Bon Secours Mercy Health, Inc.) Series 2020 5.00%, 12/01/2046	9,595	9,617,891
South Carolina Jobs-Economic Development Authority (Last Step Recycling LLC) Series 2021 6.00%, 06/01/2031(c)	1,470	1,158,616
6.25%, 06/01/2040(c)	6,100	4,416,656
6.50%, 06/01/2051(c)	9,070	6,238,382
South Carolina Jobs-Economic Development Authority (Lutheran Homes of South Carolina Obligated Group) Series 2013 5.00%, 05/01/2043	1,000	801,573
5.125%, 05/01/2048	1,000	785,388

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

South Carolina Jobs-Economic Development Authority (PSG Patriot’s Place Apartments LLC) Series 2022 Zero Coupon, 06/01/2052	$15,630	$9,540,972
South Carolina Public Service Authority Series 2016-A 5.00%, 12/01/2034	3,815	3,832,738
5.00%, 12/01/2036	1,000	998,678
Series 2016-B 5.00%, 12/01/2037	3,430	3,395,381
5.00%, 12/01/2041	10,500	10,268,922
5.00%, 12/01/2046	17,500	16,879,216
5.00%, 12/01/2056	7,350	6,987,963
Series 2022 4.00%, 12/01/2038	550	483,731
4.00%, 12/01/2046	3,031	2,494,106
4.00%, 12/01/2049	11,781	9,549,580
4.00%, 12/01/2050	5,155	4,161,012
5.00%, 12/01/2036	447	451,635
5.00%, 12/01/2038	1,742	1,734,492
Series 2022-A 4.00%, 12/01/2047	25,000	20,453,473
4.00%, 12/01/2052	20,000	16,012,206
University of South Carolina Series 2021-A 5.00%, 05/01/2039	5,695	5,982,637

		153,670,458

South Dakota – 0.3%
County of Lincoln SD (Augustana College Association (The)) Series 2021 4.00%, 08/01/2051	1,410	1,008,588
4.00%, 08/01/2056	2,415	1,663,451
4.00%, 08/01/2061	2,960	1,972,500
South Dakota Health & Educational Facilities Authority (Regional Health System Obligated Group/SD) Series 2017 5.00%, 09/01/2033	3,260	3,327,727
South Dakota Health & Educational Facilities Authority (South Dakota Health & Educational Facilities Authority) Series 2017 5.00%, 09/01/2040	15,035	14,910,089

		22,882,355

84 | AB MUNICIPAL INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Tennessee – 1.0%
Bristol Industrial Development Board (Bristol Industrial Development Board Sales Tax) Series 2016-A 5.00%, 12/01/2035(c)	$9,080	$8,321,504
5.125%, 12/01/2042(c)	28,990	25,902,426
Series 2016-B Zero Coupon, 12/01/2031(c)	2,000	1,182,838
Chattanooga Health Educational & Housing Facility Board (CommonSpirit Health) Series 2019-A 4.00%, 08/01/2038	1,000	854,698
5.00%, 08/01/2044	6,140	5,856,120
5.00%, 08/01/2049	5,120	4,751,520
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board (Trousdale Foundation Obligated Group) Series 2018-A 6.25%, 04/01/2049(c)(f)(g)	5,040	1,895,040
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board (Vanderbilt University Medical Center Obligated Group) Series 2016 5.00%, 07/01/2040	2,435	2,378,790
Series 2017-A 5.00%, 07/01/2048	2,335	2,160,884
Metropolitan Government Nashville & Davidson County Industrial Development Board (South Nashville Central Business Improvement District) Series 2021 Zero Coupon, 06/01/2043(c)	7,250	2,014,636
Tennessee Energy Acquisition Corp. (Goldman Sachs Group, Inc. (The)) Series 2021 5.00%, 05/01/2052	7,925	7,721,168
Wilson County Health & Educational Facilities Board Series 2021 4.00%, 12/01/2039	10,000	7,139,809
4.25%, 12/01/2024	6,000	5,592,213

		75,771,646

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Texas – 5.9%
Abilene Convention Center Hotel Development Corp. (City of Abilene TX Abilene Convention Center Revenue) Series 2021-B 5.00%, 10/01/2050(c)	$5,300	$4,154,215
Arlington Higher Education Finance Corp. (BASIS Texas Charter Schools, Inc.) Series 2021 4.50%, 06/15/2056(c)	1,000	943,407
Arlington Higher Education Finance Corp. (Wayside Schools) Series 2021-A 4.00%, 08/15/2036	500	409,119
4.00%, 08/15/2046	695	503,310
Baytown Municipal Development District (Baytown Municipal Development District Baytown Convention Center Hotel Revenue) Series 2021 4.00%, 10/01/2045	8,545	7,343,844
4.00%, 10/01/2050	3,815	3,214,590
Brazoria County Industrial Development Corp. (Aleon Renewable Metals LLC) Series 2022 10.00%, 06/01/2042(c)	10,000	9,803,090
Central Texas Regional Mobility Authority Series 2013 5.00%, 01/01/2042 (Pre-refunded/ETM)	3,500	3,509,711
Series 2015-A 5.00%, 01/01/2045 (Pre-refunded/ETM)	4,905	5,114,855
Series 2020-A 5.00%, 01/01/2044	2,230	2,155,792
5.00%, 01/01/2049	3,940	3,732,267
Series 2021-B 5.00%, 01/01/2046	4,600	4,392,486
Series 2021-C 5.00%, 01/01/2027	7,000	7,180,025
Central Texas Turnpike System Series 2015-C 5.00%, 08/15/2037	6,800	6,843,770
City of Austin TX Airport System Revenue Series 2019-B 5.00%, 11/15/2039	1,000	981,482

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

City of Houston TX Series 2021-B 2.047%, 03/01/2033	$2,495	$1,812,418
2.147%, 03/01/2034	7,405	5,257,490
City of Houston TX (City of Houston TX Hotel Occupancy Tax) Series 2015 5.00%, 09/01/2030	1,965	1,988,894
City of Houston TX Airport System Revenue (United Airlines, Inc.) Series 2014 5.00%, 07/01/2029	16,960	16,713,592
Series 2015-B 5.00%, 07/15/2030	1,960	1,929,128
5.00%, 07/15/2035	1,000	940,681
Series 2018 5.00%, 07/15/2028	22,875	22,617,299
Series 2020 5.00%, 07/01/2027	1,750	1,738,401
5.00%, 07/15/2027	2,500	2,483,293
City of San Antonio TX Electric & Gas Systems Revenue Series 2021-A 5.00%, 02/01/2046	5,000	5,073,477
Clifton Higher Education Finance Corp. (IDEA Public Schools) Series 2012 5.00%, 08/15/2042	530	530,097
Series 2013 6.00%, 08/15/2043	1,000	1,011,521
Conroe Local Government Corp. (Conroe Local Government Corp. Conroe Convention Center Hotel) Series 2021 4.00%, 10/01/2050	2,525	2,001,442
Dallas County Flood Control District No. 1 Series 2015 5.00%, 04/01/2028(c)	1,650	1,617,394
Dallas Fort Worth International Airport Series 2022-A 4.507%, 11/01/2051	2,000	1,665,263
Decatur Hospital Authority Series 2014-A 5.25%, 09/01/2044	3,150	3,034,096
Series 2021 4.00%, 09/01/2034	1,679	1,412,386

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

4.00%, 09/01/2044	$3,876	$2,909,181
Grand Parkway Transportation Corp. Series 2018 5.00%, 02/01/2023	5,340	5,358,302
Harris County Cultural Education Facilities Finance Corp. (Memorial Hermann Health System Obligated Group) Series 2022 5.00%, 07/01/2052(d)	10,000	9,590,525
Hidalgo County Regional Mobility Authority Series 2022-A Zero Coupon, 12/01/2042	2,000	635,305
Zero Coupon, 12/01/2051	8,040	1,428,731
Series 2022-B Zero Coupon, 12/01/2042	1,395	421,487
Zero Coupon, 12/01/2043	2,000	562,372
Zero Coupon, 12/01/2044	5,640	1,467,885
Zero Coupon, 12/01/2055	2,895	358,042
Zero Coupon, 12/01/2056	5,000	580,519
Irving Hospital Authority (Baylor Medical Center at Irving) Series 2017-A 5.00%, 10/15/2044	8,505	8,216,689
Katy Independent School District Series 2022 4.00%, 02/15/2047	6,450	5,720,715
Lower Colorado River Authority (LCRA Transmission Services Corp.) Series 2022 5.00%, 05/15/2034	3,015	3,185,501
5.00%, 05/15/2035	4,100	4,297,485
5.00%, 05/15/2042	18,710	19,081,120
Mission Economic Development Corp. (Natgasoline LLC) Series 2018 4.625%, 10/01/2031(c)	25,410	23,909,951
New Hope Cultural Education Facilities Finance Corp. Series 2017-A 5.00%, 04/01/2037 (Pre-refunded/ETM)	2,050	2,166,360
New Hope Cultural Education Facilities Finance Corp. (Army Retirement Residence Obligated Group) Series 2022 5.75%, 07/15/2052	4,490	4,005,914

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

6.00%, 07/15/2057	$10,300	$9,421,827
New Hope Cultural Education Facilities Finance Corp. (BSPV – Plano LLC) Series 2019 7.25%, 12/01/2053(f)(g)	7,820	7,038,000
New Hope Cultural Education Facilities Finance Corp. (Buckingham Senior Living Community, Inc. Obligated Group) Series 2021 2.00%, 11/15/2061	202	89,092
7.50%, 11/15/2036	50	41,955
7.50%, 11/15/2037	10	7,957
New Hope Cultural Education Facilities Finance Corp. (Legacy at Midtown Park, Inc. Obligated Group) Series 2018-A 5.50%, 07/01/2054	4,500	3,373,255
New Hope Cultural Education Facilities Finance Corp. (Morningside Ministries Obligated Group) Series 2020 5.00%, 01/01/2040	790	675,730
5.00%, 01/01/2055	3,010	2,344,183
Series 2022 4.00%, 01/01/2047	4,575	3,093,719
4.25%, 01/01/2057	1,380	888,168
5.00%, 01/01/2057	2,950	2,229,716
New Hope Cultural Education Facilities Finance Corp. (Outlook at Windhaven Forefront Living Obligated Group) Series 2022 6.875%, 10/01/2057	500	450,213
Newark Higher Education Finance Corp. (Abilene Christian University) Series 2022 4.00%, 04/01/2057	10,000	7,570,148
North East Texas Regional Mobility Authority Series 2016 5.00%, 01/01/2046	4,940	4,467,881
North Texas Tollway Authority (North Texas Tollway System) Series 2014-B 5.00%, 01/01/2031	8,975	9,093,863

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Series 2015-A 5.00%, 01/01/2035	$7,000	$7,101,526
Series 2017-B 5.00%, 01/01/2033	1,400	1,445,610
5.00%, 01/01/2043	6,000	6,012,680
Series 2020 3.079%, 01/01/2042	4,990	3,499,819
Series 2021 3.011%, 01/01/2043(d)	7,500	5,157,399
Port Beaumont Navigation District (Jefferson Railport Terminal II LLC) Series 2020 4.00%, 01/01/2050(c)	3,315	2,260,926
Series 2021 2.125%, 01/01/2028(c)	540	446,322
2.25%, 01/01/2029(c)	800	639,401
2.50%, 01/01/2030(c)	905	708,673
2.625%, 01/01/2031(c)	500	382,739
Red River Health Facilities Development Corp. Series 2014-A 7.75%, 11/15/2044 (Pre-refunded/ETM)	1,315	1,423,988
Sanger Industrial Development Corp. (Texas Pellets, Inc.) Series 2012-B 8.00%, 07/01/2038(f)(g)(h)	2,180	545,000
Tarrant County Cultural Education Facilities Finance Corp. (Edgemere Retirement Senior Quality Lifestyles Corp.) Series 2015-A 5.00%, 11/15/2045(f)(g)	3,540	1,416,000
Series 2015-B 5.00%, 11/15/2030(f)(g)	4,000	1,600,000
Series 2017 5.25%, 11/15/2047(f)(g)	1,115	446,000
Tarrant County Cultural Education Facilities Finance Corp. (Stayton at Museum Way) Series 2020-A 5.75%, 12/01/2054	6,475	4,631,659
Tarrant County Cultural Education Facilities Finance Corp. (Trinity Terrace Project) Series 2014-A1 5.00%, 10/01/2044	1,065	984,603

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

5.00%, 10/01/2049	$4,285	$3,876,007
Texas Municipal Gas Acquisition & Supply Corp. I (Bank of America Corp.) Series 2008-D 6.25%, 12/15/2026	7,595	7,866,994
Texas Private Activity Bond Surface Transportation Corp. (Blueridge Transportation Group LLC) Series 2016 5.00%, 12/31/2040	1,255	1,231,315
5.00%, 12/31/2045	4,250	4,049,387
5.00%, 12/31/2050	16,075	14,981,683
Texas Private Activity Bond Surface Transportation Corp. (NTE Mobility Partners LLC) Series 2019 4.00%, 12/31/2037	4,000	3,437,566
4.00%, 12/31/2038	2,600	2,205,882
4.00%, 12/31/2039	2,500	2,097,887
5.00%, 12/31/2031	5,000	5,050,452
Texas Private Activity Bond Surface Transportation Corp. (NTE Mobility Partners Segments 3 LLC) Series 2013 6.75%, 06/30/2043	3,600	3,663,242
Series 2019 5.00%, 06/30/2058	85,330	75,902,221
Texas Transportation Commission State Highway 249 System Series 2019 5.00%, 08/01/2057	7,500	6,841,251
Uptown Development Authority Series 2017-A 5.00%, 09/01/2035	1,015	994,452

		447,691,310

Utah – 0.2%
City of Salt Lake City UT Airport Revenue Series 2018-A 5.00%, 07/01/2048(d)	7,245	6,894,306
Military Installation Development Authority Series 2021-A 4.00%, 06/01/2052	5,000	3,418,302
Utah Infrastructure Agy Teleco Series 2022 5.00%, 10/15/2032	1,000	971,378

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

5.00%, 10/15/2037	$1,410	$1,333,734

		12,617,720

Vermont – 0.1%
Vermont Economic Development Authority (Casella Waste Systems, Inc.) Series 2018 4.625%, 04/01/2036(c)	1,100	1,035,210
Series 2022 5.00%, 06/01/2052(c)	3,750	3,614,606

		4,649,816

Virginia – 2.3%
Align Affordable Housing Bond Fund LP (Park Landing LP) Series 2022-2 5.66%, 08/01/2052	7,910	6,751,314
Arlington County Industrial Development Authority (Virginia Hospital Center Arlington Health System/VA) Series 2020 4.00%, 07/01/2038	1,435	1,281,462
4.00%, 07/01/2040	2,125	1,864,154
5.00%, 07/01/2036	850	877,761
Cherry Hill Community Development Authority (Potomac Shores Project) Series 2015 5.15%, 03/01/2035(c)	1,000	951,680
Chesapeake Bay Bridge & Tunnel District Series 2016 5.00%, 07/01/2046	1,000	1,006,208
Fairfax County Economic Development Authority Series 2013-A 5.00%, 12/01/2047 (Pre-refunded/ETM)	1,955	1,990,056
Henrico County Economic Development Authority (Westminster-Canterbury Corp. Obligated Group) Series 2022 5.00%, 10/01/2047	2,000	1,964,401
5.00%, 10/01/2052	4,500	4,354,642
Tobacco Settlement Financing Corp./VA Series 2007-B1 5.00%, 06/01/2047	7,490	6,524,535

92 | AB MUNICIPAL INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Virginia College Building Authority (Marymount University) Series 2015 5.00%, 07/01/2045(c)	$1,500	$1,335,068
5.25%, 07/01/2035(c)	1,000	971,121
Series 2015-A 5.00%, 07/01/2045(c)	1,110	987,950
Virginia Small Business Financing Authority (95 Express Lanes LLC) Series 2022 4.00%, 01/01/2040	3,000	2,489,173
4.00%, 07/01/2040	500	413,388
4.00%, 01/01/2048	20,770	15,743,176
Virginia Small Business Financing Authority (Capital Beltway Express LLC) Series 2022 5.00%, 12/31/2047	17,000	16,301,324
5.00%, 12/31/2052	17,790	16,902,158
5.00%, 12/31/2057	10,500	9,865,826
Virginia Small Business Financing Authority (Elizabeth River Crossings OpCo LLC) Series 2022 4.00%, 01/01/2030	3,070	2,920,272
4.00%, 01/01/2031	2,650	2,490,762
4.00%, 01/01/2033	7,500	6,869,017
4.00%, 01/01/2034	3,500	3,160,019
4.00%, 01/01/2037	10,000	8,673,944
Virginia Small Business Financing Authority (I-66 Express Mobility Partners LLC) Series 2017 5.00%, 12/31/2052	2,250	2,045,222
Virginia Small Business Financing Authority (National Senior Campuses, Inc. Obligated Group) Series 2020 4.00%, 01/01/2051	18,500	14,626,618
Virginia Small Business Financing Authority (Total Fiber Recovery @ Chesapeake LLC) Series 2022 6.50%, 06/01/2029(c)	20,215	18,969,212
8.50%, 06/01/2042(c)	23,525	21,048,173

		173,378,636

Washington – 1.7%
Kalispel Tribe of Indians Series 2018-A 5.25%, 01/01/2038(c)	750	774,799

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

King County Public Hospital District No. 4 Series 2015-A 5.00%, 12/01/2030	$2,235	$2,173,398
Pend Oreille County Public Utility District No. 1 Box Canyon Series 2018 5.00%, 01/01/2048	9,000	8,520,810
Port of Seattle WA Series 2015-C 5.00%, 04/01/2033	5,035	5,101,444
Series 2019 5.00%, 04/01/2044	3,380	3,245,917
Washington Health Care Facilities Authority (CommonSpirit Health) Series 2019-A 5.00%, 08/01/2037	2,000	2,005,944
5.00%, 08/01/2039	4,970	4,939,220
5.00%, 08/01/2044	12,915	12,317,881
Washington Health Care Facilities Authority (Overlake Hospital Medical Center Obligated Group) Series 2017-A 5.00%, 07/01/2035	2,350	2,386,928
Series 2017-B 5.00%, 07/01/2034	1,855	1,892,242
Washington Health Care Facilities Authority (Seattle Cancer Care Alliance Obligated Group) Series 2020 4.00%, 09/01/2045	2,045	1,698,171
5.00%, 09/01/2039	1,655	1,644,732
5.00%, 09/01/2045	2,070	2,004,797
5.00%, 09/01/2050	2,000	1,897,458
Washington Health Care Facilities Authority (Virginia Mason Medical Center Obligated Group) Series 2017 5.00%, 08/15/2033	6,250	6,299,231
5.00%, 08/15/2035	5,750	5,750,442
5.00%, 08/15/2037	3,755	3,705,961
Washington State Convention Center Public Facilities District (Washington State Convention Center Public Facilities District Hotel Occupancy Tax) Series 2021 4.00%, 07/01/2031	19,340	16,687,018

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Washington State Housing Finance Commission Series 2021-1, Class A 3.50%, 12/20/2035	$19,231	$16,249,587
Washington State Housing Finance Commission Series 2021-1, Class X 0.725%, 12/20/2035(e)	14,713	740,394
Washington State Housing Finance Commission (Presbyterian Retirement Communities Northwest Obligated Group) Series 2013 5.00%, 01/01/2028(c)	1,030	976,873
5.25%, 01/01/2043(c)	2,870	2,415,860
Series 2015 6.00%, 01/01/2045(c)	2,920	2,620,447
Series 2016 5.00%, 01/01/2031(c)	2,650	2,408,826
5.00%, 01/01/2046(c)	1,140	893,393
Series 2019-A 5.00%, 01/01/2044(c)	1,330	1,054,528
5.00%, 01/01/2049(c)	3,305	2,526,125
5.00%, 01/01/2055(c)	11,670	8,664,190
Washington State Housing Finance Commission (Rockwood Retirement Communities) Series 2014-A 7.375%, 01/01/2044(c)	5,115	5,122,500
Washington State Housing Finance Commission (Spokane United Methodist Homes Obligated Group) Series 2020 5.00%, 01/01/2051(c)	2,000	1,436,767
5.00%, 01/01/2056(c)	3,000	2,103,086

		130,258,969

West Virginia – 0.1%
City of South Charleston WV (City of South Charleston WV South Charleston Park Place Excise Tax District) Series 2022 4.50%, 06/01/2050(c)	1,000	711,340
Tobacco Settlement Finance Authority/WV Series 2020 4.875%, 06/01/2049	3,000	2,550,640

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

West Virginia Economic Development Authority (Arch Resources, Inc.) Series 2021 4.125%, 07/01/2045	$4,035	$3,893,199
West Virginia Hospital Finance Authority Series 2013-A 5.50%, 06/01/2044 (Pre-refunded/ETM)	2,100	2,126,414

		9,281,593

Wisconsin – 4.0%
St. Croix Chippewa Indians of Wisconsin Series 2021 5.00%, 09/30/2041(c)	8,850	6,496,689
UMA Education, Inc. Series 2019 5.00%, 10/01/2034(c)	15,970	14,687,400
5.00%, 10/01/2039(c)	5,035	4,445,689
Wisconsin Center District (Wisconsin Center District Ded Tax) Series 2022 5.25%, 12/15/2061(c)	6,995	6,269,968
Wisconsin Health & Educational Facilities Authority (Aspirus, Inc. Obligated Group) Series 2017 5.00%, 08/15/2052(d)	20,345	19,658,499
Wisconsin Health & Educational Facilities Authority (Marshfield Clinic Health System Obligated Group) AGM Series 2020 3.00%, 02/15/2038	1,035	786,275
4.00%, 02/15/2036	1,600	1,454,048
4.00%, 02/15/2037	1,050	943,421
5.00%, 02/15/2031	2,000	2,125,159
Wisconsin Health & Educational Facilities Authority (Oakwood Lutheran Senior Ministries Obligated Group) Series 2021 4.00%, 01/01/2057	9,815	6,561,471
Wisconsin Health & Educational Facilities Authority (Rogers Memorial Hospital, Inc. Obligated Group) Series 2019 5.00%, 07/01/2044	1,000	955,102

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Wisconsin Health & Educational Facilities Authority (St. Camillus Health System Obligated Group) Series 2019 5.00%, 11/01/2039	$950	$808,157
5.00%, 11/01/2046	870	697,286
5.00%, 11/01/2054	3,295	2,542,845
Wisconsin Health & Educational Facilities Authority (Thedacare, Inc. Obligated Group) Series 2019 4.00%, 12/15/2035	1,795	1,641,423
4.00%, 12/15/2036	1,865	1,703,280
4.00%, 12/15/2037	1,830	1,647,144
4.00%, 12/15/2038	1,915	1,707,040
Wisconsin Housing & Economic Development Authority (Roers Sun Prairie Apartments Owner LLC) Series 2022 4.625%, 03/15/2040(c)	2,510	2,044,384
Series 2022-A 3.875%, 12/01/2039(c)	11,525	9,285,474
Wisconsin Public Finance Authority Series 2014-A 5.75%, 11/15/2044 (Pre-refunded/ETM)(c)	1,000	1,043,908
Wisconsin Public Finance Authority Series 2022 6.00%, 02/01/2062(c)	20,960	18,007,004
Wisconsin Public Finance Authority (21st Century Public Academy) Series 2020 5.00%, 06/01/2049(c)	1,340	1,038,431
Wisconsin Public Finance Authority (ACTS Retirement-Life Communities, Inc. Obligated Group) Series 2020 4.00%, 11/15/2037	600	510,925
5.00%, 11/15/2041	1,500	1,407,098
Wisconsin Public Finance Authority (Appalachian Regional Healthcare System Obligated Group) Series 2021 4.00%, 07/01/2046	1,100	844,307
4.00%, 07/01/2051	1,675	1,223,698

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Wisconsin Public Finance Authority (Bancroft Neurohealth Obligated Group) Series 2016 5.125%, 06/01/2048(c)	$3,335	$2,885,501
Wisconsin Public Finance Authority (Blue Ridge Healthcare Obligated Group) Series 2020 4.00%, 01/01/2045	1,500	1,256,797
5.00%, 01/01/2038	550	545,977
5.00%, 01/01/2039	700	691,961
5.00%, 01/01/2040	500	492,004
Wisconsin Public Finance Authority (Carmelite System, Inc. Obligated Group (The)) Series 2020 5.00%, 01/01/2045	2,030	1,881,149
Wisconsin Public Finance Authority (Catholic Bishop of Chicago (The)) Series 2021 5.75%, 07/25/2041(c)	57,000	48,725,994
Wisconsin Public Finance Authority (Celanese US Holdings LLC) Series 2016-C 4.30%, 11/01/2030	2,060	1,984,306
Series 2016-D 4.05%, 11/01/2030	720	681,733
Wisconsin Public Finance Authority (CFC-SA LLC) Series 2022 5.00%, 02/01/2052	11,500	9,681,383
5.00%, 02/01/2062	11,250	9,194,232
5.75%, 02/01/2052(c)	15,500	13,043,140
Wisconsin Public Finance Authority (Gannon University) Series 2017 5.00%, 05/01/2042	1,000	918,819
5.00%, 05/01/2047	1,650	1,473,159
Wisconsin Public Finance Authority (Mary’s Woods at Marylhurst, Inc.) Series 2017-A 5.25%, 05/15/2037(c)	1,000	898,317
5.25%, 05/15/2042(c)	1,000	864,765
5.25%, 05/15/2047(c)	1,225	1,024,033
Wisconsin Public Finance Authority (McLemore Resort Manager LLC) Series 2021 4.50%, 06/01/2056(c)	11,235	7,521,467

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Wisconsin Public Finance Authority (Moses H Cone Memorial Hospital Obligated Group) Series 2022-A 5.00%, 10/01/2052	$10,000	$9,825,708
Wisconsin Public Finance Authority (National Senior Communities, Inc. Obligated Group) Series 2022 4.00%, 01/01/2047	1,400	1,094,815
4.00%, 01/01/2052	2,350	1,767,763
Wisconsin Public Finance Authority (Pine Lake Preparatory, Inc.) Series 2015 5.25%, 03/01/2035(c)	1,550	1,523,259
Wisconsin Public Finance Authority (Queens University of Charlotte) Series 2022 5.25%, 03/01/2042	12,000	11,231,564
5.25%, 03/01/2047	5,100	4,669,921
Wisconsin Public Finance Authority (Renown Regional Medical Center) Series 2020 4.00%, 06/01/2045	8,840	7,396,274
Wisconsin Public Finance Authority (Roseman University of Health Sciences) Series 2020 5.00%, 04/01/2030(c)	500	488,784
5.00%, 04/01/2040(c)	1,400	1,256,920
5.00%, 04/01/2050(c)	3,250	2,709,007
Wisconsin Public Finance Authority (Samaritan Housing Foundation Obligated Group) Series 2021 4.00%, 06/01/2056(c)	29,090	17,386,217
Series 2022 4.00%, 06/01/2049(c)	3,900	2,473,458
Wisconsin Public Finance Authority (Seabury Retirement Community) Series 2015-A 5.00%, 09/01/2030(c)	545	509,679
Wisconsin Public Finance Authority (Sky Harbour Capital LLC Obligated Group) Series 2021 4.25%, 07/01/2054	3,500	2,282,245

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Wisconsin Public Finance Authority (Southeastern Regional Medical Center Obligated Group) Series 2021 4.00%, 02/01/2046	$6,500	$5,073,452
4.00%, 02/01/2051	10,000	7,582,718
Wisconsin Public Finance Authority (Uwharrie Charter Academy) Series 2022 5.00%, 06/15/2052(c)	3,315	2,705,570
5.00%, 06/15/2057(c)	4,105	3,289,096
5.00%, 06/15/2062(c)	1,295	1,021,267
Wisconsin Public Finance Authority (Washoe Barton Medical Clinic) Series 2021 4.00%, 12/01/2051	3,300	2,394,196

		300,982,775

Total Municipal Obligations (cost $8,987,187,526)		7,742,832,771

COMMERCIAL MORTGAGE-BACKED SECURITIES – 0.5%
Agency CMBS – 0.5%
California Housing Finance Agency Series 2021-2, Class A 3.75%, 03/25/2035	34,985	32,427,200
Series 2021-3, Class X 0.764%, 08/20/2036(e)	20,513	1,224,069

Total Commercial Mortgage-Backed Securities (cost $42,683,973)		33,651,269

CORPORATES - NON-INVESTMENT GRADE – 0.0%
Industrial – 0.0%
Banks – 0.0%
UMB Financial Corp. 10.00%, 01/01/2049(k)(l) (cost $1,137,682)	1,138	1,132,623

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PORTFOLIO OF INVESTMENTS (continued)

	Shares	U.S. $ Value

SHORT-TERM INVESTMENTS – 2.1%
Investment Companies – 2.1%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 2.67%(m)(n)(o) (cost $160,387,715)	160,387,715	$160,387,715

Total Investments – 104.7% (cost $9,191,396,896)		7,938,004,378
Other assets less liabilities – (4.7)%		(357,089,580)

Net Assets – 100.0%		$7,580,914,798

CENTRALLY CLEARED INFLATION (CPI) SWAPS (see Note C)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid/ (Received)			Unrealized Appreciation (Depreciation)
USD	90,795	01/15/2025	2.565%	CPI#	Maturity	$8,759,396	$	– 0	–	$8,759,396
USD	45,398	01/15/2025	2.613%	CPI#	Maturity	4,295,344		– 0	–	4,295,344
USD	45,397	01/15/2025	2.585%	CPI#	Maturity	4,344,127		– 0	–	4,344,127
USD	34,210	01/15/2025	4.028%	CPI#	Maturity	1,301,237		– 0	–	1,301,237
USD	83,920	01/15/2026	CPI#	3.765%	Maturity	(3,211,999)		– 0	–	(3,211,999)
USD	158,000	01/15/2027	CPI#	3.320%	Maturity	(8,502,757)		– 0	–	(8,502,757)
USD	156,000	01/15/2027	CPI#	3.466%	Maturity	(7,034,722)		(178,689)		(6,856,033)
USD	127,850	01/15/2027	CPI#	3.323%	Maturity	(6,857,407)		– 0	–	(6,857,407)
USD	371,020	01/15/2028	0.735%	CPI#	Maturity	81,356,190		– 0	–	81,356,190
USD	219,860	01/15/2028	1.230%	CPI#	Maturity	40,632,230		– 0	–	40,632,230
USD	273,300	01/15/2029	CPI#	3.390%	Maturity	(9,437,003)		– 0	–	(9,437,003)
USD	190,780	01/15/2029	CPI#	3.735%	Maturity	(1,309,867)		– 0	–	(1,309,867)
USD	79,070	01/15/2029	CPI#	3.331%	Maturity	(3,099,265)		– 0	–	(3,099,265)
USD	67,450	01/15/2030	1.572%	CPI#	Maturity	11,888,031		– 0	–	11,888,031
USD	67,450	01/15/2030	1.587%	CPI#	Maturity	11,799,835		– 0	–	11,799,835
USD	93,000	01/15/2031	2.782%	CPI#	Maturity	7,213,387		– 0	–	7,213,387
USD	85,000	01/15/2031	2.680%	CPI#	Maturity	7,399,563		– 0	–	7,399,563
USD	76,750	01/15/2031	2.989%	CPI#	Maturity	4,458,296		– 0	–	4,458,296
USD	75,410	01/15/2032	CPI#	3.064%	Maturity	(3,494,869)		– 0	–	(3,494,869)
USD	52,000	04/15/2032	CPI#	2.909%	Maturity	(3,059,949)		– 0	–	(3,059,949)

						$137,439,798		$(178,689)		$137,618,487

#	Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

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PORTFOLIO OF INVESTMENTS (continued)

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note C)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid/ (Received)			Unrealized Appreciation (Depreciation)
USD	275,000	01/15/2027	1 Day SOFR	3.947%	Annual	$(1,621,223)	$	– 0	–	$(1,621,223)
USD	120,000	01/15/2027	1 Day SOFR	3.231%	Annual	(3,968,960)		– 0	–	(3,968,960)
USD	85,000	01/15/2027	1 Day SOFR	3.245%	Annual	(2,765,644)		– 0	–	(2,765,644)
USD	80,000	01/15/2027	1 Day SOFR	2.748%	Annual	(3,778,396)		– 0	–	(3,778,396)
USD	240,000	01/15/2029	1.363%	3 Month LIBOR	Semi-Annual/ Quarterly	36,901,014		(160,366)		37,061,380
USD	150,000	01/15/2031	1.439%	3 Month LIBOR	Semi-Annual/ Quarterly	27,767,805		– 0	–	27,767,805
USD	280,900	04/15/2032	1.280%	1 Day SOFR	Annual	57,378,674		– 0	–	57,378,674
USD	230,000	04/15/2032	2.621%	1 Day SOFR	Annual	22,252,374		– 0	–	22,252,374
USD	200,000	04/15/2032	1.305%	1 Day SOFR	Annual	40,433,835		– 0	–	40,433,835
USD	174,000	04/15/2032	2.177%	1 Day SOFR	Annual	22,451,216		– 0	–	22,451,216
USD	155,000	04/15/2032	2.574%	1 Day SOFR	Annual	14,944,684		– 0	–	14,944,684
USD	100,000	04/15/2032	2.444%	1 Day SOFR	Annual	11,091,200		– 0	–	11,091,200
USD	50,000	02/15/2051	1.469%	1 Day SOFR	Annual	17,827,236		– 0	–	17,827,236

						$238,913,815		$(160,366)		$239,074,181

INTEREST RATE SWAPS (see Note C)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund		Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid/ (Received)			Unrealized Appreciation (Depreciation)
Citibank, NA	USD 52,610	10/09/2029	1.125%	SIFMA	*	Quarterly	$6,993,202	$	– 0	–	$6,993,202

*	Variable interest rate based on the Securities Industry & Financial Markets Association (SIFMA) Municipal Swap Index.

(a)	When-Issued or delayed delivery security.

(b)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at October 31, 2022.

(c)

Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration. At October 31, 2022, the aggregate market value of these securities amounted to $1,191,647,865 or 15.7% of net assets.

(d)	Security represents the underlying municipal obligation of an inverse floating rate obligation held by the Fund (see Note H).

(e)	IO – Interest Only.

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PORTFOLIO OF INVESTMENTS (continued)

(f)	Non-income producing security.

(g)	Defaulted.

(h)	Restricted and illiquid security.

Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Louisiana Public Facilities Authority (Louisiana Pellets, Inc.) Series 2013-B 10.50%, 07/01/2039	11/22/2013	$1,973,785	$28	0.00%
Louisiana Public Facilities Authority (Louisiana Pellets, Inc.) Series 2014-A 7.50%, 07/01/2023	07/31/2014	868,863	13	0.00%
Sanger Industrial Development Corp. (Texas Pellets, Inc.) Series 2012-B 8.00%, 07/01/2038	08/31/2012	2,180,000	545,000	0.01%

(i)

Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities, which represent 0.05% of net assets as of October 31, 2022, are considered illiquid and restricted. Additional information regarding such securities follows:

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Scranton-Lackawanna Health and Welfare Authority (Scranton Parking System Concession Project) Series 2016-D Zero Coupon, 01/01/2057	11/29/2017	$6,529,334	$3,483,300	0.05%

(j)	Defaulted matured security.

(k)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(l)	Fair valued by the Adviser.

(m)	Affiliated investments.

(n)	The rate shown represents the 7-day yield as of period end.

(o)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

As of October 31, 2022, the Fund’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity are 1.9% and 0.0%, respectively.

Glossary:

AGC – Assured Guaranty Corporation

AGM – Assured Guaranty Municipal

BAM – Build American Mutual

CCRC – Congregate Care Retirement Center

CMBS – Commercial Mortgage-Backed Securities

COP – Certificate of Participation

CPI – Consumer Price Index

ETM – Escrowed to Maturity

LIBOR – London Interbank Offered Rate

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PORTFOLIO OF INVESTMENTS (continued)

NATL – National Interstate Corporation

SD – School District

SOFR – Secured Overnight Financing Rate

UPMC – University of Pittsburgh Medical Center

See notes to financial statements.

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STATEMENT OF ASSETS & LIABILITIES

October 31, 2022 (unaudited)

Assets
Investments in securities, at value
Unaffiliated issuers (cost $9,031,009,181)	$7,777,616,663
Affiliated issuers (cost $160,387,715)	160,387,715
Cash	3,056,740
Cash collateral due from broker	56,484,102
Interest receivable	119,154,957
Receivable for shares of beneficial interest sold	28,033,255
Receivable for variation margin on centrally cleared swaps	7,438,652
Unrealized appreciation on interest rate swaps	6,993,202
Receivable for investment securities sold	6,098,003
Affiliated dividends receivable	254,378
Receivable due from Adviser	42,521

Total assets	8,165,560,188

Liabilities
Payable for floating rate notes issued*	420,565,000
Payable for investment securities purchased	101,587,295
Dividends payable	27,173,243
Payable for shares of beneficial interest redeemed	13,715,797
Cash collateral due to broker	6,760,000
Other liabilities	14,844,055

Total liabilities	584,645,390

Net Assets	$7,580,914,798

Composition of Net Assets
Shares of beneficial interest, at par	$7,328
Additional paid-in capital	8,572,642,540
Accumulated loss	(991,735,070)

Net Assets	$7,580,914,798

Net Asset Value Per Share—unlimited shares of beneficial interest authorized, $.00001 par value (based on 732,813,020 common shares outstanding)	$10.34

*	Represents short-term floating rate certificates issued by tender option bond trusts (see Note H).

See notes to financial statements.

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STATEMENT OF OPERATIONS

Six Months Ended October 31, 2022 (unaudited)

Investment Income
Interest	$156,179,462
Dividends—Affiliated issuers	1,647,280
Other income(a)	86,538	$157,913,280

Expenses
Interest expense	4,961,958

Total expenses		4,961,958

Net investment income		152,951,322

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) on:
Investment transactions		(87,647,748)
Swaps		39,808,305
Net change in unrealized appreciation (depreciation) of:
Investments		(740,666,686)
Swaps		69,563,881

Net loss on investment transactions		(718,942,248)

Net Decrease in Net Assets from Operations		$(565,990,926)

(a)	Other income includes a reimbursement for investment in affiliated issuer (see Note B).

See notes to financial statements.

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STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended October 31, 2022 (unaudited)	Year Ended April 30, 2022
Increase (Decrease) in Net Assets from Operations
Net investment income	$152,951,322	$238,882,546
Net realized loss on investment transactions	(47,839,443)	(33,655,078)
Net change in unrealized appreciation (depreciation) of investments	(671,102,805)	(809,932,346)

Net decrease in net assets from operations	(565,990,926)	(604,704,878)
Distribution to Shareholders	(157,122,562)	(234,498,949)
Transactions in Shares of Beneficial Interest
Net increase	998,340,221	1,795,176,001

Total increase	275,226,733	955,972,174
Net Assets
Beginning of period	7,305,688,065	6,349,715,891

End of period	$7,580,914,798	$7,305,688,065

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

October 31, 2022 (unaudited)

NOTE A

Significant Accounting Policies

AB Corporate Shares (the “Trust”) is registered under the Investment Company Act of 1940, as an open-end, diversified management investment company. The Trust, which is a Massachusetts Business Trust, operates as a “series” company currently offering five separate portfolios: AB Corporate Income Shares, AB Municipal Income Shares, AB Taxable Multi-Sector Income Shares, AB Impact Municipal Income Shares and AB Tax-Aware Real Return Income Shares. Each portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to AB Municipal Income Shares (the “Fund”).

Shares of the Fund are offered exclusively to holders of accounts established under wrap fee programs sponsored and maintained by certain registered investment advisers approved by AllianceBernstein L.P. (the “Adviser”). The Fund’s shares may be purchased at the relevant net asset value without a sales charge or other fee. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at “fair value” as determined in accordance with procedures approved by and under the oversight of the Trust’s Board of Trustees (the “Board”). Pursuant to these procedures, the Adviser serves as the Fund’s valuation designee pursuant to Rule 2a-5 of the 1940 Act. In this capacity, the Adviser is responsible, among other things, for making all fair value determinations relating to the Fund’s portfolio investments, subject to the Board’s oversight.

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more

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NOTES TO FINANCIAL STATEMENTS (continued)

than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open-end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those

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NOTES TO FINANCIAL STATEMENTS (continued)

securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and

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NOTES TO FINANCIAL STATEMENTS (continued)

any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of October 31, 2022:

	Level 1			Level 2		Level 3			Total
Assets:
Long-Term Municipal Bonds	$	– 0	–	$7,742,832,771		$	– 0	–	$7,742,832,771
Commercial Mortgage-Backed Securities		– 0	–	33,651,269			– 0	–	33,651,269
Corporates—Non-Investment Grade		– 0	–	– 0	–		1,132,623		1,132,623
Short-Term Investments		160,387,715		– 0	–		– 0	–	160,387,715
Liabilities:
Floating Rate Notes(a)		(420,565,000)		– 0	–		– 0	–	(420,565,000)

Total Investments in Securities		(260,177,285)		7,776,484,040			1,132,623		7,517,439,378
Other Financial Instruments(b):
Assets:
Centrally Cleared Inflation (CPI) Swaps		– 0	–	183,447,636			– 0	–	183,447,636	(c)
Centrally Cleared Interest Rate Swaps		– 0	–	251,048,038			– 0	–	251,048,038	(c)
Interest Rate Swaps		– 0	–	6,993,202			– 0	–	6,993,202
Liabilities:
Centrally Cleared Inflation (CPI) Swaps		– 0	–	(46,007,838)			– 0	–	(46,007,838	)(c)
Centrally Cleared Interest Rate Swaps		– 0	–	(12,134,223)			– 0	–	(12,134,223	)(c)

Total		$(260,177,285)		$8,159,830,855			$1,132,623		$7,900,786,193

(a)	The Fund may hold liabilities in which the fair value approximates the carrying amount for financial statement purposes.

(b)

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation (depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, written options and written swaptions which are valued at market value.

(c)

Only variation margin receivable/(payable) at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation (depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments. Where applicable, centrally cleared swaps with upfront premiums are presented here at market value.

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NOTES TO FINANCIAL STATEMENTS (continued)

3. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. Non-cash dividends, if any, are recorded on the ex-dividend date at the fair value of the securities received. The Fund amortizes premiums and accretes discounts as adjustments to interest income. The Fund accounts for distributions received from REIT investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

5. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the advisory agreement, the Fund pays no advisory fee to the Adviser and the Adviser reimburses or pays for the Fund’s operating expenses. The Fund is an integral part of separately managed accounts in wrap fee programs and other investment programs. Typically, participants in these programs pay a fee to their investment adviser for all costs and expenses of the separately managed account, including costs and expenses associated with the Fund, and a fee is paid by their investment

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adviser to the Adviser. In certain cases, participants may have a direct relationship with the Adviser without the involvement of a third party investment adviser, in which case the participant would pay a fee directly to the Adviser. The Adviser serves as investment manager and adviser of the Fund and continuously furnishes an investment program for the Fund and manages, supervises and conducts the affairs of the Fund, subject to the supervisions of the Fund’s Board. The advisory agreement provides that the Adviser or an affiliate will furnish, or pay the expenses of the Fund for, office space, facilities and equipment, services of executive and other personnel of the Fund and certain administrative services.

The Fund has entered into a distribution agreement with AllianceBernstein Investments, Inc., the Fund’s principal underwriter (the “Underwriter”), to permit the Underwriter to distribute the Fund’s shares, which are sold at their net asset value without any sales charge. The Fund does not pay a fee for this service. The Underwriter is a wholly owned subsidiary of the Adviser.

AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, acts as the Fund’s registrar, transfer agent and dividend-disbursing agent. ABIS registers the transfer, issuance and redemption of Fund shares and disburses dividends and other distributions to Fund shareholders. The Fund does not pay a fee for this service.

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of ..20% of the portfolio’s average daily net assets and bears its own expenses. The Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2023. In connection with the investment by the Fund in Government Money Market Portfolio, the Adviser has contractually agreed to reimburse the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the six months ended October 31, 2022, such reimbursement amounted to $86,538.

A summary of the Fund’s transactions in AB mutual funds for the six months ended October 31, 2022 is as follows:

Fund	Market Value 4/30/22 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 10/31/22 (000)	Dividend Income (000)
Government Money Market Portfolio	$122,400	$1,339,390	$1,301,402	$160,388	$1,647

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NOTE C

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended October 31, 2022 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$1,825,171,950		$927,292,536
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation	$452,034,896
Gross unrealized depreciation	(1,321,741,544)

Net unrealized depreciation	$(869,706,648)

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Swaps

The Fund may enter into swaps to hedge its exposure to interest rates or credit risk. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swaps to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the

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Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Fund accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation (depreciation) of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received for swaps are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation (depreciation) of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Fund enters into a centrally cleared swap, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

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Interest Rate Swaps:

The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Fund may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Fund anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

During the six months ended October 31, 2022, the Fund held interest rate swaps for hedging purposes.

Inflation (CPI) Swaps:

Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swaps may be used to protect the net asset value, or NAV, of a Fund against an unexpected change in the rate of inflation measured by an inflation index since the value of these agreements is expected to increase if there are unexpected inflation increases.

During the six months ended October 31, 2022, the Fund held inflation (CPI) swaps for hedging purposes.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the OTC counterparty certain derivative financial

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instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

The Fund’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s OTC counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty table below for additional details.

During the six months ended October 31, 2022, the Fund had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable/Payable for variation margin on centrally cleared swaps	$434,656,040	*	Receivable/Payable for variation margin on centrally cleared swaps	$57,963,372	*

Interest rate contracts	Unrealized appreciation on interest rate swaps	6,993,202

Total		$441,649,242			$57,963,372

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities.

This amount reflects cumulative unrealized appreciation (depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments.

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation (depreciation) of swaps	$39,808,305	$69,563,881

Total		$39,808,305	$69,563,881

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The following table represents the average monthly volume of the Fund’s derivative transactions during the six months ended October 31, 2022:

Interest Rate Swaps:
Average notional amount	$52,610,000
Centrally Cleared Interest Rate Swaps:
Average notional amount	$2,211,988,571
Centrally Cleared Inflation Swaps:
Average notional amount	$2,392,660,000

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Fund’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Fund as of October 31, 2022. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the table.

Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset			Cash Collateral Received*	Security Collateral Received*			Net Amount of Derivative Assets
Citibank, N.A.	$6,993,202	$	– 0	–	$(6,760,000)	$	– 0	–	$233,202

Total	$6,993,202	$	– 0	–	$(6,760,000)	$	– 0	–	$233,202	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

NOTE D

Shares of Beneficial Interest

Transactions in shares of beneficial interest were as follows:

	Shares		Amount
	Six Months Ended October 31, 2022 (unaudited)	Year Ended April 30, 2022	Six Months Ended October 31, 2022 (unaudited)	Year Ended April 30, 2022

Shares sold	209,135,777	226,863,887	$2,304,706,812	$2,840,231,872

Shares redeemed	(119,580,410)	(83,479,736)	(1,306,366,591)	(1,045,055,871)

Net increase	89,555,367	143,384,151	$998,340,221	$1,795,176,001

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NOTE E

Risks Involved in Investing in the Fund

Market Risk—The value of the Fund’s assets will fluctuate as the stock or bond market fluctuates. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness) and regional and global conflicts, that affect large portions of the market.

Credit Risk—An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and any accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

Municipal Market Risk—This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Fund’s investments in municipal securities. These factors include economic conditions, political or legislative changes, public health crises, uncertainties related to the tax status of municipal securities, and the rights of investors in these securities. To the extent that the Fund invests more of its assets in a particular state’s municipal securities, the Fund may be vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism, public health crises (including the occurrence of a contagious disease or illness) and catastrophic natural disasters, such as hurricanes, fires or earthquakes. For example, the novel coronavirus (COVID-19) pandemic has significantly stressed the financial resources of many issuers of municipal securities, which could impair any such issuer’s ability to meet its financial obligations when due and adversely impact the value of its securities held by the Fund. As the full effects of the COVID-19 pandemic on state and local economies and on issuers of municipal securities are still uncertain, the financial difficulties of issuers of municipal securities may continue or worsen, adversely affecting the performance of the Fund. The Fund’s investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could

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have a significant effect on the project’s ability to make payments of principal and interest on these securities.

Congress has previously considered making changes to the municipal securities provisions of the Internal Revenue Code that could change the U.S. federal income tax treatment of certain types of municipal securities.

Tax Risk—There is no guarantee that all of the Fund’s income will remain exempt from federal or state income taxes. From time to time, the U.S. Government and the U.S. Congress consider changes in federal tax law that could limit or eliminate the federal tax exemption for municipal bond income, which would in effect reduce the income received by shareholders from the Fund by increasing taxes on that income. In such event, the Fund’s net asset value, or NAV, could also decline as yields on municipal bonds, which are typically lower than those on taxable bonds, would be expected to increase to approximately the yield of comparable taxable bonds. Actions or anticipated actions affecting the tax exempt status of municipal bonds could also result in significant shareholder redemptions of Fund shares as investors anticipate adverse effects on the Fund or seek higher yields to offset the potential loss of the tax deduction. As a result, the Fund would be required to maintain higher levels of cash to meet the redemptions, which would negatively affect the Fund’s yield. The federal income tax treatment of payments in respect of certain derivative contracts is unclear.

Below Investment-Grade Securities Risk—Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity and negative perceptions of the junk bond market generally and may be more difficult to trade than other types of securities.

Interest-Rate Risk—Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations. The Fund may be subject to a greater risk of rising interest rates than would normally be the case due to the end of a recent period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives.

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Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Leverage Risk—When the Fund borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of other types of derivative instruments by the Fund, such as options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Fund than if the Fund were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Illiquid Investments Risk—Illiquid investments risk exists when particular investments, such as lower-rated securities, are or become difficult to purchase or sell, possibly preventing the Fund from selling such investments at an advantageous price. The Fund is subject to illiquid investments risk because the market for municipal securities is generally smaller than many other markets. Derivatives and securities involving substantial market and credit risk tend to involve greater illiquid investments risk than most other types of investments.

Derivatives Risk—Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying instrument, which could cause the Fund to suffer a (potentially unlimited) loss. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Fund.

LIBOR Transition and Associated Risk—A Fund may be exposed to debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. In 2017, the United Kingdom Financial Conduct Authority (“FCA”), which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. The FCA and LIBOR’s administrator, ICE Benchmark Administration, have since announced that most LIBOR settings (which reflect LIBOR rates quoted in different currencies over various time periods) will no longer be

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published after the end of 2021 but that the most widely used U.S. Dollar LIBOR settings will continue to be published until June 30, 2023. However, banks were strongly encouraged to cease entering into agreements with counterparties referencing LIBOR by the end of 2021. It is possible that a subset of LIBOR settings will be published after these dates on a “synthetic” basis, but any such publications would be considered non-representative of the underlying market. Since 2018 the Federal Reserve Bank of New York has published the secured overnight funding rate (referred to as SOFR), which is intended to replace U.S. Dollar LIBOR. SOFR is a broad measure of the cost of borrowing cash overnight collateralized by U.S. Treasury securities in the repurchase agreement (repo) market and has been used increasingly on a voluntary basis in new instruments and transactions. In addition, on March 15, 2022, the Adjustable Interest Rate Act was signed into law. This law provides a statutory fallback mechanism to replace LIBOR with a benchmark rate that is selected by the Federal Reserve Board and based on SOFR for certain contracts that reference LIBOR without adequate fallback provisions.

The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect a Fund’s performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, potentially adversely affecting a Fund’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Neither the effect of the LIBOR transition process nor its ultimate success can yet be known.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

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Management Risk—The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

NOTE F

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing related to redemptions and other short term liquidity requirements, subject to certain restrictions. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended October 31, 2022.

NOTE G

Distributions to Shareholders

The tax character of distributions to be paid for the year ending April 30, 2023 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended April 30, 2022 and April 30, 2021 were as follows:

	2022	2021
Distributions paid from:
Ordinary income	$11,930,509	$9,503,344

Total taxable distributions	11,930,509	9,503,344
Tax-exempt distributions	222,568,440	195,517,763

Total distributions paid	$234,498,949	$205,021,107

As of April 30, 2022, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed tax-exempt income	$21,527,237
Accumulated capital and other losses	(48,700,265	)(a)
Unrealized appreciation (depreciation)	(219,850,009	)(b)

Total accumulated earnings/(deficit)	$(247,023,037	)(c)

(a)	As of April 30, 2022, the Fund had a net capital loss carryforward of $48,700,265.

(b)

The differences between book-basis and tax-basis unrealized appreciation (depreciation) are attributable primarily to the tax treatment of tender option bonds, the tax treatment of swaps, and the tax deferral of losses on wash sales.

(c)	The differences between book-basis and tax-basis components of accumulated earnings/(deficit) are attributable primarily to the tax treatment of defaulted securities and dividends payable.

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For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of April 30, 2022, the Fund had a net short-term capital loss carryforward of $48,700,265, which may be carried forward for an indefinite period.

NOTE H

Floating Rate Notes Issued in Connection with Securities Held

The Fund may engage in tender option bond (“TOB”) transactions in which the Fund transfers a fixed rate bond (“Fixed Rate Bond”) into a Special Purpose Vehicle (the “SPV”, which is generally organized as a trust). The Fund buys a residual interest in the assets and cash flows of the SPV, often referred to as an inverse floating rate obligation (“Inverse Floater”). The SPV also issues floating rate notes (“Floating Rate Notes”) which are sold to third parties. The Floating Rate Notes pay interest at rates that generally reset weekly and their holders have the option to tender their notes to a liquidity provider for redemption at par. The Inverse Floater held by the Fund gives the Fund the right (1) to cause the holders of the Floating Rate Notes to tender their notes at par, and (2) to have the trustee transfer the Fixed Rate Bond held by the SPV to the Fund, thereby collapsing the SPV. The SPV may also be collapsed in certain other circumstances. In accordance with U.S. GAAP requirements regarding accounting for transfers and servicing of financial assets and extinguishments of liabilities, the Fund accounts for the transaction described above as a secured borrowing by including the Fixed Rate Bond in its portfolio of investments and the Floating Rate Notes as a liability under the caption “Payable for floating rate notes issued” in its statement of assets and liabilities. Interest expense related to the Fund’s liability with respect to Floating Rate Notes is recorded as incurred. The interest expense is also included in the Fund’s expense ratio. At October 31, 2022, the amount of the Fund’s Floating Rate Notes outstanding was $420,565,000 and the related interest rate was 2.27% to 3.27%. For the six months ended October 31, 2022, the average amount of Floating Rate Notes outstanding and the daily weighted average interest rate were $453,224,565 and 2.14%, respectively.

The Fund may also purchase Inverse Floaters in the secondary market without first owning the underlying bond. Such an Inverse Floater is included in the Fund’s portfolio of investments but is not required to be treated as a secured borrowing and reflected in the Fund’s financial statements as a secured borrowing.

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NOTE I

Recent Accounting Pronouncements

In March 2020, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2020-04, “Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting.” ASU 2020-04 provides optional guidance to ease the potential accounting burden due to the discontinuation of the LIBOR and other interbank-offered based reference rates. ASU 2020-04 is effective as of March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying ASU 2020-04.

NOTE J

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

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FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Six Months Ended October 31, 2022 (unaudited)	Year Ended April 30,
		2022	2021	2020	2019	2018

Net asset value, beginning of period	$ 11.36	$ 12.70	$ 10.80	$ 11.70	$ 11.32	$ 11.25

Income From Investment Operations

Net investment income(a)	.22	.43	.44	.44	.45	.44

Net realized and unrealized gain (loss) on investment transactions	(1.02)	(1.35)	1.91	(.90)	.38	.07

Net increase (decrease) in net asset value from operations	(.80)	(.92)	2.35	(.46)	.83	.51

Less: Dividends

Dividends from net investment income	(.22)	(.42)	(.45)	(.44)	(.45)	(.44)

Net asset value, end of period	$ 10.34	$ 11.36	$ 12.70	$ 10.80	$ 11.70	$ 11.32

Total Return

Total investment return based on net asset value(b)	(7.09)%	(7.52)%	22.01%	(4.23)%	7.53%	4.55%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$7,580,915	$7,305,688	$6,349,716	$4,685,911	$3,509,575	$2,760,892

Ratio to average net assets of:

Expenses(c)	.13%^	.07%	.07%	.01%	.01%	.01%

Net investment income	3.95%^	3.38%	3.62%	3.67%	3.91%	3.82%

Portfolio turnover rate	12%	6%	10%	12%	14%	19%

(a)	Based on average shares outstanding.

(b)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(c)	The expense ratios, excluding interest expense are .00%, .00%, .00%, .00%, .00% and .00%, respectively.

^	Annualized.

See notes to financial statements.

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BOARD OF TRUSTEES

Marshall C. Turner, Jr.(1), Chairman Jorge A. Bermudez(1) Michael J. Downey(1) Onur Erzan, President and Chief Executive Officer	Nancy P. Jacklin(1) Jeanette W. Loeb(1) Carol C. McMullen(1) Garry L. Moody(1)

OFFICERS

Terrance T. Hults(2), Vice President Matthew J. Norton(2), Vice President Andrew Potter(2), Vice President Daryl Clements(2), Vice President Emilie D. Wrapp, Secretary	Michael B. Reyes, Senior Vice President Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company
State Street Corporation CCB/5
1 Iron Street
Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.
501 Commerce Street
Nashville, TN 37203

Transfer Agent

AllianceBernstein
Investor Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-Free (800) 221-5672

Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004 Independent Registered Public Accounting Firm Ernst & Young LLP One Manhattan West New York, NY 10001

1	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

2

The day-to-day management of, and investment decisions for, the Fund’s Portfolio are made by the Adviser’s Municipal Bond Investment Team. Messrs. Hults, Norton, Clements and Potter are the investment professionals primarily responsible for the day-to-day management of the Fund’s Portfolio.

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Operation and Effectiveness of the Fund’s Liquidity Risk Management Program:

In October 2016, the Securities and Exchange Commission (“SEC”) adopted the open-end fund liquidity rule (the “Liquidity Rule”). In June 2018 the SEC adopted a requirement that funds disclose information about the operation and effectiveness of their Liquidity Risk Management Program (“LRMP”) in their reports to shareholders.

One of the requirements of the Liquidity Rule is for the Fund to designate an Administrator of the Fund’s Liquidity Risk Management Program. The Administrator of the Fund’s LRMP is AllianceBernstein L.P., the Fund’s investment adviser (the “Adviser”). The Adviser has delegated the responsibility to its Liquidity Risk Management Committee (the “Committee”).

Another requirement of the Liquidity Rule is for the Fund’s Board of Trustees (the “Fund Board”) to receive an annual written report from the Administrator of the LRMP, which addresses the operation of the Fund’s LRMP and assesses its adequacy and effectiveness. The Adviser provided the Fund Board with such annual report during the first quarter of 2022, which covered the period January 1, 2021 through December 31, 2021 (the “Program Reporting Period”).

The LRMP’s principal objectives include supporting the Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that the Fund will be unable to meet its redemption obligations in a timely manner.

Pursuant to the LRMP, the Fund classifies the liquidity of its portfolio investments into one of the four categories defined by the SEC: Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid. These classifications are reported to the SEC on Form N-PORT.

During the Program Reporting Period, the Committee reviewed whether the Fund’s strategy is appropriate for an open-end structure, incorporating any holdings of less liquid and illiquid assets. If the Fund participated in derivative transactions, the exposure from such transactions were considered in the LRMP.

The Committee also performed an analysis to determine whether the Fund is required to maintain a Highly Liquid Investment Minimum (“HLIM”). The Committee also incorporated the following information when determining the Fund’s reasonably anticipated trading size for purposes of liquidity monitoring: historical net redemption activity, a Fund’s concentration in an issuer, shareholder concentration, investment performance, total net assets, and distribution channels.

The Adviser informed the Fund Board that the Committee believes the Fund’s LRMP is adequately designed, has been implemented as intended,

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and has operated effectively since its inception. No material exceptions have been noted since the implementation of the LRMP. During the Program Reporting Period, liquidity in all markets was significantly recovered and improved compared to the prior reporting period which included extreme levels of price volatility and relative illiquidity beginning in March 2020 with COVID-19 impacts. As such, the program operated in a relatively robust and benign liquidity environment experienced in markets during the Program Reporting Period. There were no liquidity events that impacted the Fund or its ability to timely meet redemptions during the Program Reporting Period.

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Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested trustees (the “directors”) of AB Corporate Shares (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Municipal Income Shares (the “Fund”) at a meeting held by video conference on November 2-4, 2021 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Analyst for the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors noted that the Fund is designed as a vehicle for the wrap fee account market (where investors pay fees to a wrap fee sponsor which pays investment fees and expenses from such fee). The directors also noted that no advisory fee is payable by the Fund, that the Advisory Agreement does not include the reimbursement provision for certain administrative expenses included in the advisory agreements of most of the open-end AB Funds, and that the Adviser is responsible for payment of the Fund’s ordinary expenses. The directors noted that the Company acknowledges in the Advisory Agreement that the Adviser and its affiliates expect to receive compensation from third parties in connection with services provided under the Advisory Agreement. The directors further noted that the Adviser receives payments from the wrap fee program sponsors (the “Sponsors”) that use the Fund as an investment vehicle for their clients.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund and the money market fund advised by the Adviser in which the Fund invests a portion of its assets.

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The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2019 and 2020 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant at the request of the directors. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and

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distribution expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund and the underlying fund advised by the Adviser in which the Fund invests. The directors noted that the Adviser is compensated by the Sponsors. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing the Fund’s performance against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year periods ended July 31, 2021 and (in the case of comparisons with the broad-based securities market index) for the period from inception. The directors were cognizant that the Fund was neither designed nor offered as a standalone investment and was intended to serve solely as a component of certain separately managed accounts (“SMAs”). The Adviser had explained that this attribute made it difficult to select an appropriate benchmark for the Fund. At the directors’ request, the Adviser provided information showing the weighting of the Fund in a current SMA and the overall performance of the SMA versus its stated benchmark. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees

The directors considered the advisory fee rate payable by the Fund to the Adviser (zero) and information provided by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees payable by other funds.

The directors noted the unusual arrangements in the Advisory Agreement providing for no advisory fee but were cognizant that the Adviser is indirectly compensated by the Sponsors for its services to the Fund. The directors reviewed the fee arrangements between the Adviser and each of the current Sponsors and noted that such fees were negotiated on an

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arm’s length basis and were within the range of fees paid by wrap fee sponsors to other advisers of similar funds. While the Adviser’s fee arrangements with the Sponsors vary, the directors acknowledged the Adviser’s view that a portion of such fees (less the expenses of the Fund paid by the Adviser) may reasonably be viewed as compensating the Adviser for advisory services it provides to the Fund (the “implied fee”) and that the Adviser believes that while the Sponsors pay the Adviser different fee rates, the rate of fee attributable to Fund management at the Fund level is the same for all Sponsors. The directors also considered the fee rate schedules used by other registered investment companies that invest in fixed income securities that are advised by the Adviser.

The Adviser informed the directors that there were no institutional products managed by the Adviser that utilize investment strategies similar to those of the Fund.

The directors did not consider comparative expense information for the Fund because the Fund does not bear ordinary expenses.

Economies of Scale

The directors did not consider the extent to which fee levels in the Advisory Agreement for the Fund reflect economies of scale because the Advisory Agreement does not provide for any compensation to be paid to the Adviser by the Fund and the Fund’s expense ratio is zero. They did note, however, that the fee payable to the Adviser by the current Sponsors declines at a breakpoint based on either individual account sizes or on total assets managed by the Adviser for the Sponsor.

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This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

CORE

Core Opportunities Fund

Select US Equity Portfolio

Sustainable US Thematic Portfolio

GROWTH

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

CORE

Global Core Equity Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund

Sustainable International Thematic Fund

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

GROWTH

Concentrated International Growth Portfolio

VALUE

All China Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Opportunities Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

Global Bond Fund

High Income Fund

High Yield Portfolio

Income Fund

Intermediate Duration Portfolio

Limited Duration High Income Portfolio

Short Duration Income Portfolio

Short Duration Portfolio

Sustainable Thematic Credit Portfolio

Total Return Bond Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

MULTI-ASSET

All Market Income Portfolio

All Market Total Return Portfolio

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Sustainable Thematic Balanced Portfolio

Tax-Managed All Market Income Portfolio

CLOSED-END FUNDS

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

EXCHANGE-TRADED FUNDS

Tax-Aware Short Duration Municipal ETF

Ultra Short Income ETF

We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

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NOTES

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NOTES

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AB MUNICIPAL INCOME SHARES

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

MIS-0152-1022

OCT    10.31.22

SEMI-ANNUAL REPORT

AB TAXABLE MULTI-SECTOR INCOME SHARES

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We’re pleased to provide this report for AB Taxable Multi-Sector Income Shares (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

At AB, we’re striving to help our clients achieve better outcomes by:

+	Fostering diverse perspectives that give us a distinctive approach to navigating global capital markets

+	Applying differentiated investment insights through a connected global research network

+	Embracing innovation to design better ways to invest and leading-edge mutual-fund solutions

Whether you’re an individual investor or a multibillion-dollar institution, we’re putting our knowledge and experience to work for you every day.

For more information about AB’s comprehensive range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in AB mutual funds—and for placing your trust in our firm.

Sincerely,

Onur Erzan

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB TAXABLE MULTI-SECTOR INCOME SHARES | 1

SEMI-ANNUAL REPORT

December 12, 2022

This report provides management’s discussion of fund performance for AB Taxable Multi-Sector Income Shares for the semi-annual reporting period ended October 31, 2022. Please note, shares of this Fund are available only to separately managed accounts or participants in “wrap fee” programs or other investment programs approved by the Adviser.

The Fund’s investment objective is to generate income and price appreciation.

NAV RETURNS AS OF OCTOBER 31, 2022 (unaudited)

	6 Months	12 Months

AB TAXABLE MULTI-SECTOR INCOME SHARES	-1.33%	-4.25%

Bloomberg US Aggregate ex Government Bond Index	-7.30%	-16.88%

INVESTMENT RESULTS

The table above shows the Fund’s performance compared to its benchmark, the Bloomberg US Aggregate ex Government Bond Index, for the six- and 12-month periods ended October 31, 2022.

During both periods, the Fund outperformed the benchmark. During the six-month period, positioning on the five- to 30-year parts of the yield curve contributed the most, relative to the benchmark, exceeding a loss from positioning on the two-year part of the curve. Industry allocation also contributed, from an underweight to 30-year conventional mortgage-backed securities, off-benchmark exposure to US municipal bonds and overweights to energy and consumer noncyclical that exceeded losses from an overweight to consumer cyclical—other and exposure to collateralized mortgage obligations. Security selection within the US municipal bonds, banking, consumer cyclical—other and basic sectors added to performance, offset by a loss from selection within consumer noncyclical.

Over the 12-month period, yield-curve positioning was the largest contributor, as positioning on the five- to 30-year parts of the curve added more than a loss from positioning on the two-year part of the curve. Security selection also contributed, mostly from selection within US municipal bonds, banking, consumer noncyclical, retail, consumer cyclical—other, basic and services. Industry allocation added to returns, as off-benchmark exposure to US Treasuries, an underweight to 30-year conventional mortgages and an overweight to car loan asset-backed securities contributed more than losses from overweights to US municipal bonds and consumer cyclical—other, as well as off-benchmark exposure to collateralized mortgage obligations.

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During both periods, the Fund utilized derivatives in the form of interest rate swaps for hedging purposes, which had an immaterial impact on absolute returns, as well as credit default swaps for hedging and investment purposes, which added to returns.

MARKET REVIEW AND INVESTMENT STRATEGY

Fixed-income government bond market yields rose, and bond prices fell sharply in most markets except Japan during the six-month period ended October 31, 2022. Major central banks escalated the process of raising interest rates and ending bond purchases. Relative developed-market government bond returns were led by Japan and trailed significantly in the UK. Securitized assets generally outperformed corporate bonds. Global investment-grade corporate bonds—which typically have longer maturities and are more sensitive to changes in yields than high-yield corporates—trailed US Treasuries in the US and outperformed eurozone treasuries. High-yield corporate bonds outperformed government bonds in the US and eurozone. Emerging-market hard-currency sovereign and corporate bonds underperformed developed-market treasuries and corporates. Emerging-market local-currency bonds underperformed as the US dollar advanced against all major developed-market currencies and the vast majority of emerging-market currencies. Brent crude oil prices fell as global growth and demand began to slow.

The Fund’s Senior Investment Management Team (the “Team”) continues to seek attractively priced securities through top-down and bottom-up research, while mitigating overall risk. The Team invests primarily in single-sector, investment-grade issues of global corporates but has leeway to invest in below investment-grade bonds as well.

INVESTMENT POLICIES

The Fund invests, under normal circumstances, at least 80% of its net assets in fixed-income securities. The Fund may invest in a broad range of securities in both developed and emerging markets. The Fund may invest across all fixed-income sectors, including corporate and US and non-US government securities. The Fund may invest up to 50% of its assets in below investment-grade bonds (“junk bonds”). The Fund expects to invest in readily marketable fixed-income securities with a range of maturities from short- to long-term.

The Fund may invest without limit in US dollar-denominated foreign fixed-income securities and may invest up to 50% of its assets in non-US dollar-denominated foreign fixed-income securities. These investments may include, in each case, developed- and emerging-market debt securities.

(continued on next page)

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The Adviser selects securities for purchase or sale based on its assessment of the securities’ risk and return characteristics as well as the securities’ impact on the overall risk and return characteristics of the Fund. In making this assessment, the Adviser takes into account various factors, including the credit quality and sensitivity to interest rates of the securities under consideration and of the Fund’s other holdings.

The Fund may also invest in mortgage-related and other asset-backed securities; loan participations; inflation-indexed securities; structured securities; variable-, floating- and inverse-floating-rate instruments; and preferred stock, and may use other investment techniques. The Fund may use leverage for investment purposes. The Fund intends, among other things, to enter into transactions such as reverse repurchase agreements, forward contracts and dollar rolls. The Fund may invest, without limit, in derivatives, such as options, futures contracts, forwards or swap agreements.

Currencies can have a dramatic effect on returns of non-US dollar-denominated fixed-income securities, significantly adding to returns in some years and greatly diminishing them in others. The Adviser evaluates currency and fixed-income positions separately and may seek to hedge the currency exposure resulting from the Fund’s fixed-income securities positions when it finds the currency exposure unattractive. To hedge a portion of its currency risk, the Fund may from time to time invest in currency-related derivatives, including forward currency exchange contracts, futures contracts, options on futures contracts, swaps and options. The Adviser may also seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives.

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DISCLOSURES AND RISKS

Benchmark Disclosure

The Bloomberg US Aggregate ex Government Bond Index is unmanaged and does not reflect fees and expenses associated with the active management of a fund. The Bloomberg US Aggregate ex Government Bond Index represents the performance of securities within the US investment-grade fixed-rate bond market, with index components for corporate securities, mortgage pass-through securities, asset-backed securities and commercial mortgage-backed securities. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the stock or bond market fluctuates. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness) and regional and global conflicts, that affect large portions of the market.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and any accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Interest-Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest-rate risk is generally greater for fixed-income securities with longer maturities or durations. The Fund may be subject to greater risk of rising interest rates than would normally be the case due to the end of a recent period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives.

Below Investment-Grade Securities Risk: Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest-rate

abfunds.com	AB TAXABLE MULTI-SECTOR INCOME SHARES | 5

DISCLOSURES AND RISKS (continued)

sensitivity, negative perceptions of the junk bond market generally and may be more difficult to trade than other types of securities.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Emerging-Market Risk: Investments in emerging-market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Mortgage-Related and/or Other Asset-Backed Securities Risk: Investments in mortgage-related and other asset-backed securities are subject to certain additional risks. The value of these securities may be particularly sensitive to changes in interest rates. These risks include “extension risk”, which is the risk that, in periods of rising interest rates, issuers may delay the payment of principal, and “prepayment risk”, which is the risk that in periods of falling interest rates, issuers may pay principal sooner than expected, exposing the Fund to a lower rate of return upon reinvestment of principal. Mortgage-backed securities offered by nongovernmental issuers and other asset-backed securities may be subject to other risks, such as higher rates of default in the mortgages or assets backing the securities or risks associated with the nature and servicing of mortgages or assets backing the securities.

Municipal Market Risk: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Fund’s investments in municipal securities. These factors include economic conditions, political or legislative changes, public health crises, uncertainties related to the tax status of municipal securities, and the rights of investors in these securities. To the extent that the Fund invests more of its assets in a particular state’s municipal securities, the Fund may be vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism, public health crises (including the occurrence of a contagious disease or

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DISCLOSURES AND RISKS (continued)

illness) and catastrophic natural disasters, such as hurricanes, fires or earthquakes. For example, the novel coronavirus (COVID-19) pandemic has significantly stressed the financial resources of many issuers of municipal securities, which could impair any such issuer’s ability to meet its financial obligations when due and adversely impact the value of its securities held by the Fund. As the full effects of the COVID-19 pandemic on state and local economies and on issuers of municipal securities are still uncertain, the financial difficulties of issuers of municipal securities may continue or worsen, adversely affecting the performance of the Fund. The Fund’s investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

Congress has previously considered making changes to the municipal securities provisions of the Internal Revenue Code that could change the US federal income tax treatment of certain types of municipal securities.

Sector Risk: The Fund may have more risk because it may invest to a significant extent in one or more particular market sectors. To the extent it does so, market or economic factors affecting the relevant sector(s) could have a major effect on the value of the Fund’s investments.

Derivatives Risk: Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Fund.

Leverage Risk: To the extent the Fund uses leveraging techniques, its net asset value (“NAV”) may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund’s investments.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

abfunds.com	AB TAXABLE MULTI-SECTOR INCOME SHARES | 7

DISCLOSURES AND RISKS (continued)

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling (800) 227 4618. The investment return and principal value of an investment in the Fund will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Performance assumes reinvestment of distributions and does not account for taxes.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus and/or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

8 | AB TAXABLE MULTI-SECTOR INCOME SHARES	abfunds.com

HISTORICAL PERFORMANCE

AVERAGE ANNUAL RETURNS AS OF OCTOBER 31, 2022 (unaudited)

NAV Returns

1 Year	-4.25%

5 Years	1.14%

10 Years	1.21%

AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

SEPTEMBER 30, 2022 (unaudited)

NAV Returns

1 Year	-4.41%

5 Years	1.16%

10 Years	1.23%

The prospectus fee table shows the fees and the total annual operating expenses of the Fund as 0.00% because the Adviser does not charge any fees or expenses and reimburses Fund operating expenses, except certain extraordinary expenses, taxes, brokerage costs and the interest on borrowings or certain leveraged transactions. Participants in a wrap fee program or other investment program eligible to invest in the Fund pay fees to the program sponsor and should review the program brochure or other literature provided by the sponsor for a discussion of fees and expenses charged.

abfunds.com	AB TAXABLE MULTI-SECTOR INCOME SHARES | 9

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you may incur various ongoing non-operating and extraordinary costs. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value May 1, 2022	Ending Account Value October 31, 2022	Expenses Paid During Period*			Annualized Expense Ratio*
Actual	$1,000	$986.70	$	– 0	–	0.00%
Hypothetical**	$1,000	$1,025.21	$	– 0	–	0.00%

*

Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Fund’s operating expenses are borne by the Adviser or its affiliates.

**	Assumes 5% annual return before expenses.

10 | AB TAXABLE MULTI-SECTOR INCOME SHARES	abfunds.com

PORTFOLIO SUMMARY

October 31, 2022 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $319.5

1

The Fund’s security type breakdown is expressed as a percentage of total investments and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

abfunds.com	AB TAXABLE MULTI-SECTOR INCOME SHARES | 11

PORTFOLIO OF INVESTMENTS

October 31, 2022 (unaudited)

	Principal Amount (000)	U.S. $ Value

CORPORATES - INVESTMENT GRADE – 60.8%
Industrial – 40.7%
Basic – 2.6%
Air Products and Chemicals, Inc. 1.50%, 10/15/2025	$1,600	$1,451,040
Eastman Chemical Co. 3.80%, 03/15/2025	2,000	1,917,340
EI du Pont de Nemours and Co. 1.70%, 07/15/2025	1,265	1,158,727
Georgia-Pacific LLC 0.625%, 05/15/2024(a)	1,750	1,630,440
LyondellBasell Industries NV 5.75%, 04/15/2024	1,140	1,142,953
Southern Copper Corp. 3.875%, 04/23/2025	1,000	954,375

		8,254,875

Capital Goods – 4.6%
3M Co. 3.00%, 08/07/2025	2,500	2,371,625
Caterpillar Financial Services Corp. 3.096% (SOFR + 0.27%), 09/13/2024(b)	1,000	988,500
CNH Industrial Capital LLC 1.95%, 07/02/2023	2,000	1,953,320
General Dynamics Corp. 3.25%, 04/01/2025	1,665	1,600,814
Illinois Tool Works, Inc. 3.50%, 03/01/2024	1,550	1,523,495
John Deere Capital Corp. 3.159% (SOFR + 0.12%), 07/10/2023(b)	1,000	995,050
Parker-Hannifin Corp. 2.70%, 06/14/2024	1,000	958,200
Republic Services, Inc. 2.50%, 08/15/2024	1,000	952,410
Trane Technologies Luxembourg Finance SA 3.55%, 11/01/2024	2,000	1,930,420
Waste Management, Inc. 2.40%, 05/15/2023	1,630	1,607,539

		14,881,373

Communications - Media – 0.7%
Omnicom Group, Inc./Omnicom Capital, Inc. 3.65%, 11/01/2024	2,000	1,929,720
TWDC Enterprises 18 Corp. 2.35%, 12/01/2022	250	249,612

		2,179,332

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Communications - Telecommunications – 1.5%
Rogers Communications, Inc. 3.00%, 03/15/2023	$2,000	$1,983,700
T-Mobile USA, Inc. 2.625%, 04/15/2026	1,402	1,265,936
Verizon Communications, Inc. 2.355%, 03/15/2032	2,169	1,642,345

		4,891,981

Consumer Cyclical - Automotive – 0.9%
General Motors Financial Co., Inc. 4.34% (SOFR + 1.30%), 04/07/2025(b)	1,500	1,462,740
General Motors Financial Co., Inc. 5.10%, 01/17/2024	1,500	1,486,680

		2,949,420

Consumer Cyclical - Entertainment – 0.5%
YMCA of Greater New York 2.303%, 08/01/2026	1,765	1,553,606

Consumer Cyclical - Other – 3.3%
DR Horton, Inc. 2.50%, 10/15/2024	2,875	2,710,378
Las Vegas Sands Corp. 3.20%, 08/08/2024	2,885	2,743,577
Lennar Corp. 4.50%, 04/30/2024	3,025	2,976,328
Marriott International, Inc./MD 3.75%, 03/15/2025	1,075	1,030,839
PulteGroup, Inc. 5.50%, 03/01/2026	1,000	979,520

		10,440,642

Consumer Cyclical - Restaurants – 0.3%
McDonald’s Corp. 3.375%, 05/26/2025	1,000	960,600

Consumer Cyclical - Retailers – 2.8%
AutoZone, Inc. 3.25%, 04/15/2025	2,000	1,900,120
Costco Wholesale Corp. 2.75%, 05/18/2024	1,000	971,330
Dollar Tree, Inc. 4.00%, 05/15/2025	2,000	1,939,700
NIKE, Inc. 2.40%, 03/27/2025	2,250	2,126,925
VF Corp. 2.40%, 04/23/2025	1,670	1,547,088

abfunds.com	AB TAXABLE MULTI-SECTOR INCOME SHARES | 13

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Walmart, Inc. 3.30%, 04/22/2024	$500	$489,880

		8,975,043

Consumer Non-Cyclical – 7.9%
AmerisourceBergen Corp. 0.737%, 03/15/2023	701	689,672
3.25%, 03/01/2025	1,350	1,292,126
Baxter International, Inc. 0.868%, 12/01/2023	2,300	2,196,017
Baylor Scott & White Holdings Series 2021 0.827%, 11/15/2025	2,275	2,007,187
Cardinal Health, Inc. 3.079%, 06/15/2024	1,000	962,550
3.20%, 03/15/2023	1,000	992,480
Cigna Corp. 4.125%, 11/15/2025	1,000	965,750
CommonSpirit Health 2.76%, 10/01/2024	1,000	950,080
Gilead Sciences, Inc. 3.65%, 03/01/2026	1,000	947,790
3.70%, 04/01/2024	1,300	1,276,587
Hershey Co. (The) 0.90%, 06/01/2025	1,300	1,173,679
Newell Brands, Inc. 4.45%, 04/01/2026	613	570,121
4.875%, 06/01/2025	183	176,560
Philip Morris International, Inc. 3.375%, 08/11/2025	2,000	1,898,460
Shire Acquisitions Investments Ireland DAC 2.875%, 09/23/2023	640	626,003
Sysco Corp. 3.75%, 10/01/2025	2,500	2,390,325
Tyson Foods, Inc. 3.95%, 08/15/2024	3,000	2,928,360
UPMC Series D-1 3.60%, 04/03/2025	2,250	2,161,957
Zoetis, Inc. 3.25%, 02/01/2023	1,000	995,390

		25,201,094

Energy – 5.8%
Canadian Natural Resources Ltd. 3.80%, 04/15/2024	3,000	2,928,660
Chevron Corp. 1.141%, 05/11/2023	1,665	1,633,715

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Continental Resources, Inc./OK 3.80%, 06/01/2024	$3,000	$2,896,230
EOG Resources, Inc. 4.15%, 01/15/2026	2,000	1,941,140
EQT Corp. 6.125%, 02/01/2025	1,500	1,501,320
Exxon Mobil Corp. 1.571%, 04/15/2023	1,655	1,631,565
2.992%, 03/19/2025	2,000	1,915,800
Ovintiv Exploration Inc. 5.375%, 01/01/2026	2,200	2,152,546
Phillips 66 0.90%, 02/15/2024	1,900	1,798,996

		18,399,972

Services – 3.7%
Alibaba Group Holding Ltd. 3.60%, 11/28/2024	1,500	1,424,790
Amazon.com, Inc. 2.40%, 02/22/2023	875	869,549
Booking Holdings, Inc. 3.65%, 03/15/2025	1,000	963,380
eBay, Inc. 2.75%, 01/30/2023	1,500	1,491,450
Enterprise Community Loan Fund, Inc. Series 2018 3.685%, 11/01/2023	1,180	1,161,793
Global Payments, Inc. 2.65%, 02/15/2025	1,000	928,550
Mastercard, Inc. 2.00%, 03/03/2025	2,250	2,114,572
Moody’s Corp. 4.875%, 02/15/2024	500	497,650
Verisk Analytics, Inc. 4.00%, 06/15/2025	2,500	2,410,800

		11,862,534

Technology – 6.1%
Apple, Inc. 2.40%, 05/03/2023	1,250	1,236,050
2.85%, 05/11/2024	250	243,195
3.00%, 02/09/2024	1,400	1,371,510
Autodesk, Inc. 4.375%, 06/15/2025	800	783,944
Fidelity National Information Services, Inc. 0.375%, 03/01/2023	2,250	2,216,227
Fiserv, Inc. 2.75%, 07/01/2024	2,250	2,152,125

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Hewlett Packard Enterprise Co. 1.45%, 04/01/2024	$1,715	$1,623,368
2.25%, 04/01/2023	500	494,200
International Business Machines Corp. 3.30%, 05/15/2026	2,000	1,876,540
Kyndryl Holdings, Inc. 2.05%, 10/15/2026	1,751	1,372,924
Microchip Technology, Inc. 4.25%, 09/01/2025	1,000	953,560
Oracle Corp. 2.50%, 04/01/2025	3,100	2,897,911
QUALCOMM, Inc. 3.45%, 05/20/2025	1,800	1,736,352
Salesforce, Inc. 3.25%, 04/11/2023	625	621,019

		19,578,925

		130,129,397

Financial Institutions – 17.1%
Banking – 12.1%
American Express Co. 3.40%, 02/27/2023	1,300	1,293,838
Bank of America Corp. 3.004%, 12/20/2023	615	612,761
3.093%, 10/01/2025	1,250	1,183,338
3.342% (BSBY 3 Month + 0.43%), 05/28/2024(b)	1,000	989,000
3.458%, 03/15/2025	500	482,035
Barclays PLC 1.007%, 12/10/2024	1,500	1,405,485
3.932%, 05/07/2025	1,000	951,740
Capital One Financial Corp. 2.636%, 03/03/2026	1,000	917,220
3.90%, 01/29/2024	500	490,175
Citigroup, Inc. 1.678%, 05/15/2024	1,000	978,040
4.14%, 05/24/2025	2,000	1,942,760
Danske Bank A/S 4.296% (LIBOR 3 Month + 1.06%), 09/12/2023(a)(b)	2,250	2,247,727
HSBC Holdings PLC 1.645%, 04/18/2026	2,210	1,931,054
ING Groep NV 4.035% (SOFR + 1.01%), 04/01/2027(b)	1,350	1,285,591
JPMorgan Chase & Co. 1.514%, 06/01/2024	1,800	1,757,520
3.271% (SOFR + 0.54%), 06/01/2025(b)	1,300	1,269,710
3.797%, 07/23/2024	725	714,509

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

KeyBank NA/Cleveland OH 0.423%, 01/03/2024	$2,000	$1,982,340
Mitsubishi UFJ Financial Group, Inc. 1.412%, 07/17/2025	2,300	2,053,187
Mizuho Financial Group, Inc. 1.241%, 07/10/2024	2,000	1,934,440
Morgan Stanley 2.72%, 07/22/2025	1,000	943,720
3.737%, 04/24/2024	2,000	1,980,020
Nationwide Building Society 4.363%, 08/01/2024(a)	200	196,280
Natwest Group PLC 4.269%, 03/22/2025	2,000	1,928,300
Sumitomo Mitsui Financial Group, Inc. 1.474%, 07/08/2025	2,600	2,321,488
Toronto-Dominion Bank (The) 3.165% (SOFR + 0.35%), 09/10/2024(b)	2,000	1,969,000
Wells Fargo & Co. 2.188%, 04/30/2026	1,850	1,683,500
2.406%, 10/30/2025	1,150	1,070,823

		38,515,601

Brokerage – 0.9%
Charles Schwab Corp. (The) 3.402% (SOFR + 0.50%), 03/18/2024(b)	3,000	2,978,550

Finance – 1.7%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust 1.65%, 10/29/2024	1,000	908,980
2.45%, 10/29/2026	1,000	845,620
Air Lease Corp. 2.30%, 02/01/2025	1,000	915,760
3.875%, 07/03/2023	300	296,370
Aircastle Ltd. 4.125%, 05/01/2024	2,500	2,383,550

		5,350,280

REITs – 2.4%
American Tower Corp. 3.375%, 05/15/2024	2,100	2,035,131
GLP Capital LP/GLP Financing II, Inc. 5.375%, 04/15/2026	3,000	2,862,960
Host Hotels & Resorts LP Series E 4.00%, 06/15/2025	1,002	943,714
Kite Realty Group Trust 4.00%, 03/15/2025	1,000	943,660

abfunds.com	AB TAXABLE MULTI-SECTOR INCOME SHARES | 17

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Simon Property Group LP 3.50%, 09/01/2025	$1,000	$949,730

		7,735,195

		54,579,626

Utility – 3.0%
Electric – 1.5%
Pinnacle West Capital Corp. 1.30%, 06/15/2025	2,700	2,406,915
WEC Energy Group, Inc. 0.80%, 03/15/2024	2,400	2,256,384

		4,663,299

Natural Gas – 0.7%
Southern Co. Gas Capital Corp. 2.45%, 10/01/2023	2,200	2,142,294

Other Utility – 0.8%
American Water Capital Corp. 3.40%, 03/01/2025	1,135	1,090,031
3.85%, 03/01/2024	1,650	1,618,683

		2,708,714

		9,514,307

Total Corporates - Investment Grade (cost $206,173,385)		194,223,330

LOCAL GOVERNMENTS - US MUNICIPAL BONDS – 13.5%
United States – 13.5%
Antonio B Won Pat International Airport Authority Series 2021-A 2.499%, 10/01/2025	740	675,991
California Earthquake Authority Series 2022-A 5.603%, 07/01/2027	2,000	1,985,983
Chicago O’Hare International Airport Series 2020-D 1.168%, 01/01/2024	2,000	1,915,116
City & County of Denver CO. Airport System Revenue Series 2020-C 1.115%, 11/15/2024	750	691,741
City of Glendale AZ (City of Glendale AZ COP) Series 2021 0.897%, 07/01/2024	3,000	2,799,629

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

City of Houston TX Airport System Revenue Series 2020-C 1.272%, 07/01/2024	$1,000	$939,536
City of Jacksonville FL (City of Jacksonville FL Lease) Series 2020-C 0.594%, 10/01/2023	1,500	1,438,762
City of New York NY Series 2021 0.982%, 08/01/2025	380	342,036
Series 2021-D 0.59%, 08/01/2023	1,625	1,575,235
Colorado Health Facilities Authority (Sanford Obligated Group) Series 2019-B 2.237%, 11/01/2022	100	100,000
2.396%, 11/01/2023	1,050	1,022,498
Commonwealth of Massachusetts (Commonwealth of Massachusetts COVID-19 Recovery Assessment Revenue) Series 2022-B 4.11%, 07/15/2031	2,000	1,908,081
County of Broward FL Airport System Revenue Series 2019-C 2.384%, 10/01/2026	1,000	904,835
County of Riverside CA Series 2020 2.363%, 02/15/2023	200	198,568
Florida Development Finance Corp. (Brightline Trains Florida LLC) Series 2022 2.90%, 12/01/2056	1,000	992,043
Florida Municipal Power Agency (Florida Municipal Power Agency All-Requirements Power Supply Project Revenue) Series 2021 1.425%, 10/01/2026	1,000	865,714
Golden State Tobacco Securitization Corp. Series 2021 1.85%, 06/01/2031	360	352,530
Inland Empire Tobacco Securitization Corp. Series 2019 3.678%, 06/01/2038	775	714,014
Kansas Development Finance Authority (State of Kansas Department of Administration Lease) Series 2021-K 0.407%, 05/01/2023	1,415	1,383,088

abfunds.com	AB TAXABLE MULTI-SECTOR INCOME SHARES | 19

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Massachusetts Development Finance Agency (Berklee College of Music, Inc.) Series 2020 1.494%, 10/01/2023	$385	$371,934
Metropolitan Pier & Exposition Authority Series 2022 3.00%, 06/15/2024	1,000	977,135
Metropolitan Transportation Authority Series 2019-A 5.00%, 11/15/2048	2,000	2,022,973
Michigan Finance Authority (Michigan Finance Authority School Loan Revolving Fund) Series 2019 2.366%, 09/01/2049	1,000	977,796
Municipal Electric Authority of Georgia Series 2021 1.897%, 01/01/2027	385	337,294
New Jersey Economic Development Authority (New Jersey Economic Development Authority State Lease) Series 2021-G 5.25%, 09/01/2023(a)	1,440	1,458,103
New Jersey Turnpike Authority Series 2021-B 0.638%, 01/01/2024	1,000	950,565
0.897%, 01/01/2025	2,000	1,829,922
New York State Urban Development Corp. Series 2020-F 0.87%, 03/15/2025	1,400	1,277,608
Ohio Turnpike & Infrastructure Commission Series 2020 1.746%, 02/15/2023	700	694,312
Oklahoma Development Finance Authority Series 2022 3.877%, 05/01/2037	1,760	1,636,936
Pennsylvania Turnpike Commission Series 2019 2.556%, 12/01/2025	760	705,196
Port of Portland OR Airport Revenue Series 2020-T 1.00%, 07/01/2023	1,200	1,169,305
Reedy Creek Improvement District Series 2020-A 1.549%, 06/01/2023	700	685,806
State Board of Administration Finance Corp. Series 2020-A 1.258%, 07/01/2025	1,010	908,932

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

State of Connecticut Series 2021-A 0.309%, 06/01/2023	$150	$146,199
0.508%, 06/01/2024	1,000	933,897
Series 2022-A 3.292%, 06/15/2025	1,000	959,259
State of Hawaii Airports System Revenue Series 2020-E 1.392%, 07/01/2025	1,000	912,969
Tobacco Settlement Finance Authority/WV Series 2020 3.00%, 06/01/2035	887	816,411
University of California Series 2022-S 5.00%, 05/15/2024	2,500	2,568,969

Total Local Governments - US Municipal Bonds (cost $45,809,230)		43,146,921

GOVERNMENTS - TREASURIES – 11.4%
United States – 11.4%
U.S. Treasury Notes 3.125%, 08/15/2025 (cost $37,116,399)	37,500	36,199,219

AGENCIES – 9.4%
Agency Debentures – 9.4%
Federal Home Loan Banks 4.50%, 10/03/2024 (cost $29,967,480)	30,000	29,943,660

ASSET-BACKED SECURITIES – 2.9%
Autos - Fixed Rate – 2.6%
Carmax Auto Owner Trust Series 2021-1, Class C 0.94%, 12/15/2026	500	450,104
Carvana Auto Receivables Trust Series 2021-N1, Class C 1.30%, 01/10/2028	521	490,500
CPS Auto Receivables Trust Series 2021-A, Class C 0.83%, 09/15/2026(a)	486	478,368
Series 2021-B, Class C 1.23%, 03/15/2027(a)	1,000	963,358
DT Auto Owner Trust Series 2021-1A, Class C 0.84%, 10/15/2026(a)	500	477,264

abfunds.com	AB TAXABLE MULTI-SECTOR INCOME SHARES | 21

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Exeter Automobile Receivables Trust Series 2021-1A, Class C 0.74%, 01/15/2026	$1,959	$1,914,567
Foursight Capital Automobile Receivables Trust Series 2021-1, Class C 1.02%, 09/15/2026(a)	850	810,554
JPMorgan Chase Bank NA – CACLN Series 2021-1, Class B 0.875%, 09/25/2028(a)	820	790,316
Westlake Automobile Receivables Trust Series 2021-1A, Class C 0.95%, 03/16/2026(a)	2,000	1,914,728

		8,289,759

Other ABS - Fixed Rate – 0.3%
Affirm Asset Securitization Trust Series 2021-Z1, Class A 1.07%, 08/15/2025(a)	363	352,122
Domino’s Pizza Master Issuer LLC Series 2021-1A, Class A2I 2.662%, 04/25/2051(a)	788	631,957
Upstart Securitization Trust Series 2021-1, Class A 0.87%, 03/20/2031(a)	59	58,215

		1,042,294

Total Asset-Backed Securities (cost $9,845,101)		9,332,053

COMMERCIAL MORTGAGE-BACKED SECURITIES – 0.9%
Non-Agency Floating Rate CMBS – 0.7%
BAMLL Commercial Mortgage Securities Trust Series 2017-SCH, Class AF 4.413% (LIBOR 1 Month + 1.00%), 11/15/2033(a)(b)	1,000	910,407
DBWF Mortgage Trust Series 2018-GLKS, Class A 4.51% (LIBOR 1 Month + 1.03%), 12/19/2030(a)(b)	1,000	959,929
Invitation Homes Trust Series 2018-SFR4, Class A 4.512% (LIBOR 1 Month + 1.10%), 01/17/2038(a)(b)	315	309,855

		2,180,191

Non-Agency Fixed Rate CMBS – 0.2%
JPMorgan Chase Commercial Mortgage Securities Trust Series 2012-LC9, Class AS 3.353%, 12/15/2047(a)	750	748,168

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

LSTAR Commercial Mortgage Trust Series 2016-4, Class A2 2.579%, 03/10/2049(a)	$29	$28,643

		776,811

Total Commercial Mortgage-Backed Securities (cost $3,077,079)		2,957,002

COLLATERALIZED MORTGAGE OBLIGATIONS – 0.3%
Risk Share Floating Rate – 0.3%
Bellemeade Re Ltd. Series 2019-3A, Class M1B 5.186% (LIBOR 1 Month + 1.60%), 07/25/2029(a)(b)	80	79,723
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Series 2014-DN3, Class M3 7.586% (LIBOR 1 Month + 4.00%), 08/25/2024(b)	35	35,054
Series 2015-DNA1, Class M3 6.886% (LIBOR 1 Month + 3.30%), 10/25/2027(b)	46	46,085
Federal National Mortgage Association Connecticut Avenue Securities Series 2014-C01, Class M2 7.986% (LIBOR 1 Month + 4.40%), 01/25/2024(b)	126	127,797
Series 2014-C03, Class 2M2 6.486% (LIBOR 1 Month + 2.90%), 07/25/2024(b)	52	52,239
Series 2016-C01, Class 1M2 10.336% (LIBOR 1 Month + 6.75%), 08/25/2028(b)	205	213,450
Series 2016-C02, Class 1M2 9.586% (LIBOR 1 Month + 6.00%), 09/25/2028(b)	189	195,314
Series 2016-C03, Class 1M2 8.886% (LIBOR 1 Month + 5.30%), 10/25/2028(b)	110	113,708

		863,370

Agency Fixed Rate – 0.0%
Federal Home Loan Mortgage Corp. REMICs Series 4029, Class LD 1.75%, 01/15/2027	64	61,238

abfunds.com	AB TAXABLE MULTI-SECTOR INCOME SHARES | 23

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Series 4459, Class CA 5.00%, 12/15/2034	$19	$19,201

		80,439

Total Collateralized Mortgage Obligations (cost $967,134)		943,809

CORPORATES - NON-INVESTMENT GRADE – 0.2%
Industrial – 0.2%
Consumer Cyclical - Automotive – 0.2%
Ford Motor Credit Co. LLC 4.95%, 05/28/2027 (cost $779,092)	779	713,673

Total Investments – 99.4% (cost $333,734,900)		317,459,667
Other assets less liabilities – 0.6%		2,030,977

Net Assets – 100.0%		$319,490,644

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note C)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid/ (Received)			Unrealized Appreciation (Depreciation)
USD	44,000	01/31/2024	1 Day SOFR	1.031%	Annual	$(2,043,401)	$	– 0	–	$(2,043,401)
USD	16,000	03/31/2025	1 Day SOFR	4.121	Annual	(97,647)		– 0	–	(97,647)
USD	20,000	03/31/2027	1.478%	1 Day SOFR	Annual	2,107,014		– 0	–	2,107,014

						$(34,034)	$	– 0	–	$(34,034)

CREDIT DEFAULT SWAPS (see Note C)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at October 31, 2022	Notional Amount (000)		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
Sale Contracts
Citigroup Global Markets, Inc.
CDX-CMBX.NA.A Series 6, 05/11/2063*	2.00%	Monthly	7.50%	USD	1,453	$(156,676)	$12,917	$(169,593)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	22	(5,014)	(2,088)	(2,926)

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PORTFOLIO OF INVESTMENTS (continued)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at October 31, 2022	Notional Amount (000)		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00%	Monthly	7.50%	USD	41	$(9,245)	$(5,286)	$(3,959)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	126	(28,206)	(11,566)	(16,640)
Credit Suisse International
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	13	(2,820)	(1,185)	(1,635)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	157	(35,100)	(14,769)	(20,331)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	235	(52,495)	(21,521)	(30,974)
Goldman Sachs International
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	204	(45,600)	(18,145)	(27,455)
JPMorgan Securities, LLC
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	746	(167,042)	(106,052)	(60,990)

						$(502,198)	$(167,695)	$(334,503)

*	Termination date

(a)

Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration. At October 31, 2022, the aggregate market value of these securities amounted to $15,046,157 or 4.7% of net assets.

(b)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at October 31, 2022.

Glossary:

ABS – Asset-Backed Securities

BSBY – Bloomberg Short-Term Bank Yield Index

CDX-CMBX.NA – North American Commercial Mortgage-Backed Index

CMBS – Commercial Mortgage-Backed Securities

COP – Certificate of Participation

LIBOR – London Interbank Offered Rate

REIT – Real Estate Investment Trust

REMICs – Real Estate Mortgage Investment Conduits

SOFR – Secured Overnight Financing Rate

See notes to financial statements.

abfunds.com	AB TAXABLE MULTI-SECTOR INCOME SHARES | 25

STATEMENT OF ASSETS & LIABILITIES

October 31, 2022 (unaudited)

Assets
Investments in securities, at value (cost $333,734,900)	$317,459,667
Cash collateral due from broker	1,193,533
Interest receivable	1,914,391
Receivable for shares of beneficial interest sold	779,408
Receivable for variation margin on centrally cleared swaps	19,893
Affiliated dividends receivable	1,905
Receivable due from Adviser	1,136
Other assets	517

Total assets	321,370,450

Liabilities
Due to custodian	569,649
Dividends payable	561,782
Market value on credit default swaps (net premiums received $167,695)	502,198
Payable for shares of beneficial interest redeemed	246,177

Total liabilities	1,879,806

Net Assets	$319,490,644

Composition of Net Assets
Shares of beneficial interest, at par	$341
Additional paid-in capital	338,201,407
Accumulated loss	(18,711,104)

Net Assets	$319,490,644

Net Asset Value Per Share—unlimited shares of beneficial interest authorized, $.00001 par value (based on 34,067,791 common shares outstanding)	$9.38

See notes to financial statements.

26 | AB TAXABLE MULTI-SECTOR INCOME SHARES	abfunds.com

STATEMENT OF OPERATIONS

Six Months Ended October 31, 2022 (unaudited)

Investment Income
Interest	$2,625,995
Dividends—Affiliated issuers	72,475
Other income(a)	4,813

Total investment income		$2,703,283

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) on:
Investment transactions		(2,449,168)
Swaps		44,249
Net change in unrealized appreciation (depreciation) of:
Investments		(4,769,766)
Swaps		108,961

Net loss on investment transactions		(7,065,724)

Net Decrease in Net Assets from Operations		$(4,362,441)

(a)	Other income includes a reimbursement for investment in affiliated issuer (see Note B).

See notes to financial statements.

abfunds.com	AB TAXABLE MULTI-SECTOR INCOME SHARES | 27

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended October 31, 2022 (unaudited)	Year Ended April 30, 2022
Increase (Decrease) in Net Assets from Operations
Net investment income	$2,703,283	$3,163,524
Net realized gain (loss) on investment transactions	(2,404,919)	1,000,597
Net change in unrealized appreciation (depreciation) of investments	(4,660,805)	(13,666,403)

Net decrease in net assets from operations	(4,362,441)	(9,502,282)
Distribution to Shareholders	(2,693,245)	(4,804,206)
Transactions in Shares of Beneficial Interest
Net increase	29,380,150	5,600,368

Total increase (decrease)	22,324,464	(8,706,120)
Net Assets
Beginning of period	297,166,180	305,872,300

End of period	$319,490,644	$297,166,180

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

October 31, 2022 (unaudited)

NOTE A

Significant Accounting Policies

AB Corporate Shares (the “Trust”) is registered under the Investment Company Act of 1940, as an open-end, diversified management investment company. The Trust, which is a Massachusetts Business Trust, operates as a “series” company currently offering five separate portfolios: AB Corporate Income Shares, AB Municipal Income Shares, AB Taxable Multi-Sector Income Shares, AB Impact Municipal Income Shares and AB Tax-Aware Real Return Income Shares. Each portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to AB Taxable Multi-Sector Income Shares (the “Fund”).

Shares of the Fund are offered exclusively to holders of accounts established under wrap fee programs sponsored and maintained by certain registered investment advisers approved by AllianceBernstein L.P. (the “Adviser”). The Fund’s shares may be purchased at the relevant net asset value without a sales charge or other fee. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at “fair value” as determined in accordance with procedures approved by and under the oversight of the Trust’s Board of Trustees (the “Board”). Pursuant to these procedures, the Adviser serves as the Fund’s valuation designee pursuant to Rule 2a-5 of the 1940 Act. In this capacity, the Adviser is responsible, among other things, for making all fair value determinations relating to the Fund’s portfolio investments, subject to the Board’s oversight.

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more

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NOTES TO FINANCIAL STATEMENTS (continued)

than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open-end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those

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NOTES TO FINANCIAL STATEMENTS (continued)

securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

Valuations of mortgage-backed or other asset-backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation

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NOTES TO FINANCIAL STATEMENTS (continued)

of these instruments are value of the collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset-backed securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of October 31, 2022:

Investments in Securities:	Level 1			Level 2	Level 3			Total
Assets:
Corporates—Investment Grade	$	– 0	–	$194,223,330	$	– 0	–	$194,223,330
Local Governments—US Municipal Bonds		– 0	–	43,146,921		– 0	–	43,146,921
Governments—Treasuries		– 0	–	36,199,219		– 0	–	36,199,219
Agencies		– 0	–	29,943,660		– 0	–	29,943,660
Asset-Backed Securities		– 0	–	9,332,053		– 0	–	9,332,053
Commercial Mortgage-Backed Securities		– 0	–	2,957,002		– 0	–	2,957,002
Collateralized Mortgage Obligations		– 0	–	943,809		– 0	–	943,809
Corporates—Non-Investment Grade		– 0	–	713,673		– 0	–	713,673

Total Investments in Securities		– 0	–	317,459,667		– 0	–	317,459,667
Other Financial Instruments(a):
Assets:
Centrally Cleared Interest Rate Swaps		– 0	–	2,107,014		– 0	–	2,107,014	(b)
Liabilities:
Centrally Cleared Interest Rate Swaps		– 0	–	(2,141,048)		– 0	–	(2,141,048	)(b)
Credit Default Swaps		– 0	–	(502,198)		– 0	–	(502,198)

Total	$	– 0	–	$316,923,435	$	– 0	–	$316,923,435

(a)

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation (depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, written options and written swaptions which are valued at market value.

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NOTES TO FINANCIAL STATEMENTS (continued)

(b)

Only variation margin receivable/(payable) at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation (depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments. Where applicable, centrally cleared swaps with upfront premiums are presented here at market value.

3. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. Non-cash dividends, if any, are recorded on the ex-dividend date at the fair value of the securities received. The Fund amortizes premiums and accretes discounts as adjustments to interest income. The Fund accounts for distributions received from REIT investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

5. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the Advisory Agreement, the Fund pays no advisory fee to the Adviser and the Adviser reimburses or pays for the Fund’s operating expenses. The Fund is an integral part of separately managed accounts in

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NOTES TO FINANCIAL STATEMENTS (continued)

wrap fee programs and other investment programs. Typically, participants in these programs pay a fee to their investment adviser for all costs and expenses of the separately managed account, including costs and expenses associated with the Fund, and a fee is paid by their investment adviser to the Adviser. In certain cases, participants may have a direct relationship with the Adviser without the involvement of a third party investment adviser, in which case the participant would pay a fee directly to the Adviser. The Adviser serves as investment manager and adviser of the Fund and continuously furnishes an investment program for the Fund and manages, supervises and conducts the affairs of the Fund, subject to the supervisions of the Fund’s Board. The Advisory Agreement provides that the Adviser or an affiliate will furnish, or pay the expenses of the Fund for, office space, facilities and equipment, services of executive and other personnel of the Fund and certain administrative services.

The Fund has entered into a distribution agreement with AllianceBernstein Investments, Inc., the Fund’s principal underwriter (the “Underwriter”), to permit the Underwriter to distribute the Fund’s shares, which are sold at their net asset value without any sales charge. The Fund does not pay a fee for this service. The Underwriter is a wholly owned subsidiary of the Adviser.

AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, acts as the Fund’s registrar, transfer agent and dividend-disbursing agent. ABIS registers the transfer, issuance and redemption of Fund shares and disburses dividends and other distributions to Fund shareholders. The Fund does not pay a fee for this service.

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of ..20% of the portfolio’s average daily net assets and bears its own expenses. The Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2023. In connection with the investment by the Fund in Government Money Market Portfolio, the Adviser has contractually agreed to reimburse its advisory fee from the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the six months ended October 31, 2022, such reimbursement amounted to $4,813.

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NOTES TO FINANCIAL STATEMENTS (continued)

A summary of the Fund’s transactions in AB mutual funds for the six months ended October 31, 2022 is as follows:

Fund	Market Value 4/30/22 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 10/31/22 (000)			Dividend Income (000)
Government Money Market Portfolio	$5,198	$86,336	$91,534	$	– 0	–	$72

NOTE C

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended October 31, 2022 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$47,455,640	$46,954,361
U.S. government securities	76,039,995	34,417,976

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation	$2,121,324
Gross unrealized depreciation	(18,765,094)

Net unrealized depreciation	$(16,643,770)

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Swaps

The Fund may enter into swaps to hedge its exposure to interest rates, credit risk or currencies. The Fund may also enter into swaps for non-hedging purposes as a means of gaining market exposures, making direct investments in foreign currencies, as described below under “Currency Transactions.” A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the

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NOTES TO FINANCIAL STATEMENTS (continued)

difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swaps to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Fund accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation (depreciation) of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received for swaps are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation (depreciation) of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Fund enters into a centrally cleared swap, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected.

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Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Fund may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Fund anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

During the six months ended October 31, 2022, the Fund held interest rate swaps for hedging purposes.

Credit Default Swaps:

The Fund may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Fund, or to create exposure to corporate or sovereign issuers to

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NOTES TO FINANCIAL STATEMENTS (continued)

which it is not otherwise exposed. The Fund may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Fund receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Fund is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Fund will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation. In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Fund for the same referenced obligations with the same counterparty.

Credit default swaps may involve greater risks than if a Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Fund is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Fund coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Fund.

Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

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NOTES TO FINANCIAL STATEMENTS (continued)

During the six months ended October 31, 2022, the Fund held credit default swaps for hedging and non-hedging purposes.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

The Fund’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s OTC counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty table below for additional details.

During the six months ended October 31, 2022, the Fund had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable/Payable for variation margin on centrally cleared swaps	$2,107,014	*	Receivable/Payable for variation margin on centrally cleared swaps	$2,141,048	*

Credit contracts				Market value on credit default swaps	502,198

Total		$2,107,014			$2,643,246

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation (depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments.

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NOTES TO FINANCIAL STATEMENTS (continued)

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives			Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation (depreciation) of swaps	$	– 0	–	$(29,833)

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation (depreciation) of swaps		44,249		138,794

Total			$44,249		$108,961

The following table represents the average monthly volume of the Fund’s derivative transactions during the six months ended October 31, 2022:

Centrally Cleared Interest Rate Swaps:
Average notional amount	$68,571,429
Credit Default Swaps:
Average notional amount of sale contracts	$3,604,320

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Fund’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Fund as of October 31, 2022. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the table.

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset			Cash Collateral Received*		Security Collateral Received*			Net Amount of Derivative Liabilities
Citigroup Global Markets, Inc.	$199,141	$	– 0	–	$(199,141)		$	– 0	–	$	– 0	–
Credit Suisse International	90,415		– 0	–	– 0	–		– 0	–		90,415
Goldman Sachs International	45,600		– 0	–	– 0	–		– 0	–		45,600
JPMorgan Securities, LLC	167,042		– 0	–	(167,042)			– 0	–		– 0	–

Total	$502,198	$	– 0	–	$(366,183)		$	– 0	–		$136,015	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

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NOTES TO FINANCIAL STATEMENTS (continued)

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE D

Shares of Beneficial Interest

Transactions in shares of beneficial interest were as follows:

	Shares			Amount
	Six Months Ended October 31, 2022 (unaudited)		Year Ended April 30, 2022	Six Months Ended October 31, 2022 (unaudited)		Year Ended April 30, 2022

Shares sold	8,712,625		11,055,833	$83,050,625		$109,716,305

Shares issued in reinvestment of dividends and distributions	– 0	–	1	– 0	–	10

Shares redeemed	(5,632,772)		(10,538,231)	(53,670,475)		(104,115,947)

Net increase	3,079,853		517,603	$29,380,150		$5,600,368

NOTE E

Risks Involved in Investing in the Fund

Market Risk—The value of the Fund’s assets will fluctuate as the stock or bond market fluctuates. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness) and regional and global conflicts, that affect large portions of the market.

Credit Risk—An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and any accrued interest. The degree of risk

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NOTES TO FINANCIAL STATEMENTS (continued)

for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Interest-Rate Risk—Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations. The Fund may be subject to a greater risk of rising interest rates than would normally be the case due to the end of a recent period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives.

Below Investment-Grade Securities Risk—Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the junk bond market generally and may be more difficult to trade than other types of securities.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Emerging Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Mortgage-Related and/or Other Asset-Backed Securities Risk—Investments in mortgage-related and other asset-backed securities are subject to certain additional risks. The value of these securities may be particularly sensitive to changes in interest rates. These risks include “extension risk”, which is the risk that, in periods of rising interest rates,

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NOTES TO FINANCIAL STATEMENTS (continued)

issuers may delay the payment of principal, and “prepayment risk”, which is the risk that in periods of falling interest rates, issuers may pay principal sooner than expected, exposing the Fund to a lower rate of return upon reinvestment of principal. Mortgage-backed securities offered by non-governmental issuers and other asset-backed securities may be subject to other risks, such as higher rates of default in the mortgages or assets backing the securities or risks associated with the nature and servicing of mortgages or assets backing the securities.

Municipal Market Risk—This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Fund’s investments in municipal securities. These factors include economic conditions, political or legislative changes, public health crises, uncertainties related to the tax status of municipal securities, and the rights of investors in these securities. To the extent that the Fund invests more of its assets in a particular state’s municipal securities, the Fund may be vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism, public health crises (including the occurrence of a contagious disease or illness) and catastrophic natural disasters, such as hurricanes, fires or earthquakes. For example, the novel coronavirus (COVID-19) pandemic has significantly stressed the financial resources of many issuers of municipal securities, which could impair any such issuer’s ability to meet its financial obligations when due and adversely impact the value of its securities held by the Fund. As the full effects of the COVID-19 pandemic on state and local economies and on issuers of municipal securities are still uncertain, the financial difficulties of issuers of municipal securities may continue or worsen, adversely affecting the performance of the Fund. The Fund’s investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

Congress has previously considered making changes to the municipal securities provisions of the Internal Revenue Code that could change the U.S. federal income tax treatment of certain types of municipal securities.

Sector Risk—The Fund may have more risk because it may invest to a significant extent in one or more particular market sectors. To the extent it does so, market or economic factors affecting the relevant sector(s) could have a major effect on the value of the Fund’s investments.

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NOTES TO FINANCIAL STATEMENTS (continued)

Derivatives Risk—Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying instrument, which could cause the Fund to suffer a (potentially unlimited) loss. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Fund.

Leverage Risk—When the Fund borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of other types of derivative instruments by the Fund, such as options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Fund than if the Fund were not leveraged, but may also adversely affect returns, particularly if the market is declining.

LIBOR Transition and Associated Risk—A Fund may be exposed to debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. In 2017, the United Kingdom Financial Conduct Authority (“FCA”), which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. The FCA and LIBOR’s administrator, ICE Benchmark Administration, have since announced that most LIBOR settings (which reflect LIBOR rates quoted in different currencies over various time periods) will no longer be published after the end of 2021 but that the most widely used U.S. Dollar LIBOR settings will continue to be published until June 30, 2023. However, banks were strongly encouraged to cease entering into agreements with counterparties referencing LIBOR by the end of 2021. It is possible that a subset of LIBOR settings will be published after these dates on a “synthetic” basis, but any such publications would be considered non-representative of the underlying market. Since 2018 the Federal Reserve Bank of New York has published the secured overnight funding rate (referred to as SOFR), which is intended to replace U.S. Dollar LIBOR. SOFR is a broad measure of the cost of borrowing cash overnight collateralized by U.S. Treasury securities in the repurchase agreement (repo) market and has been used increasingly on a voluntary basis in new instruments and transactions. In addition, on March 15, 2022, the Adjustable Interest Rate Act was signed into law. This law provides a statutory fallback mechanism to replace LIBOR with a benchmark rate that is

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NOTES TO FINANCIAL STATEMENTS (continued)

selected by the Federal Reserve Board and based on SOFR for certain contracts that reference LIBOR without adequate fallback provisions.

The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect a Fund’s performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, potentially adversely affecting a Fund’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Neither the effect of the LIBOR transition process nor its ultimate success can yet be known.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

Management Risk—The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

NOTE F

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing related to redemptions and other short term liquidity requirements, subject to certain restrictions. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended October 31, 2022.

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE G

Distributions to Shareholders

The tax character of distributions to be paid for the year ending April 30, 2023 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended April 30, 2022 and April 30, 2021 were as follows:

	2022	2021
Distributions paid from:
Ordinary income	$3,392,140	$3,756,471
Net long-term capital gains	1,412,066	47,516

Total taxable distributions paid	$4,804,206	$3,803,987

As of April 30, 2022, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed capital gains	$485,962
Unrealized appreciation (depreciation)	(11,806,809	)(a)

Total accumulated earnings/(deficit)	$(11,320,847	)(b)

(a)

The differences between book-basis and tax-basis unrealized appreciation (depreciation) are attributable primarily to the tax treatment of callable bonds, the tax treatment of swaps, and the tax deferral of losses on wash sales.

(b)	The difference between book-basis and tax-basis components of accumulated earnings/(deficit) are attributable primarily to dividends payable.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of April 30, 2022, the Fund did not have any capital loss carryforwards.

NOTE H

Recent Accounting Pronouncements

In March 2020, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2020-04, “Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting.” ASU 2020-04 provides optional guidance to ease the potential accounting burden due to the discontinuation of the LIBOR and other interbank-offered based reference rates. ASU 2020-04 is effective as of March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying ASU 2020-04.

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE I

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

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FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Six Months Ended October 31, 2022 (unaudited)	Year Ended April 30,
2022	2021	2020	2019	2018

Net asset value, beginning of period	$ 9.59	$ 10.04	$ 9.89	$ 9.82	$ 9.70	$ 9.84

Income From Investment Operations

Net investment income(a)	.08	.10	.14	.24	.25	.20

Net realized and unrealized gain (loss) on investment transactions	(.21)	(.39)	.16	.09	.13	(.14)

Net increase (decrease) in net asset value from operations	(.13)	(.29)	.30	.33	.38	.06

Less: Dividends

Dividends from net investment income	(.08)	(.12)	(.15)	(.26)	(.26)	(.20)

Distributions from net realized gain on investment transactions	– 0	–	(.04)	– 0	–	– 0	–	– 0	–	– 0	–

Net asset value, end of period	$ 9.38	$ 9.59	$ 10.04	$ 9.89	$ 9.82	$ 9.70

Total Return

Total investment return based on net asset value(b)	(1.33)%	(2.98)%	3.02%	3.43%	4.00%	.65%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$319,491	$297,166	$305,872	$178,508	$154,300	$129,628

Ratio to average net assets of:

Expenses	.00%	.00%	.00%	.01	%(c)	.00%	.00%

Net investment income	1.76	%^	1.03%	1.36%	2.47%	2.62%	2.05%

Portfolio turnover rate	27%	45%	74%	124%	45%	81%

(a)	Based on average shares outstanding.

(b)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(c)	The expense ratio, excluding bank overdraft expense, is .00%.

^	Annualized.

See notes to financial statements.

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BOARD OF TRUSTEES

Marshall C. Turner, Jr.(1), Chairman Jorge A. Bermudez(1) Michael J. Downey(1) Onur Erzan, President and Chief Executive Officer	Nancy P. Jacklin(1) Jeanette W. Loeb(1) Carol C. McMullen(1) Garry L. Moody(1)

OFFICERS

Scott A. DiMaggio(2), Vice President Janaki Rao(2), Vice President Emilie D. Wrapp, Secretary Michael B. Reyes, Senior Vice President	Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company
State Street Corporation CCB/5
1 Iron Street
Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.
501 Commerce Street

Nashville, TN 37203

Transfer Agent

AllianceBernstein Investor Services, Inc.
P.O. Box 786003
San Antonio, TX 78278
Toll-Free (800) 221-5672

Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004 Independent Registered Public Accounting Firm Ernst & Young LLP One Manhattan West New York, NY 10001

1	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

2

The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Adviser’s Core Fixed-Income Team. Messrs. DiMaggio and Rao are the investment professionals primarily responsible for the day-to-day management of the Fund’s portfolio.

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Operation and Effectiveness of the Fund’s Liquidity Risk Management Program:

In October 2016, the Securities and Exchange Commission (“SEC”) adopted the open-end fund liquidity rule (the “Liquidity Rule”). In June 2018 the SEC adopted a requirement that funds disclose information about the operation and effectiveness of their Liquidity Risk Management Program (“LRMP”) in their reports to shareholders.

One of the requirements of the Liquidity Rule is for the Fund to designate an Administrator of the Fund’s Liquidity Risk Management Program. The Administrator of the Fund’s LRMP is AllianceBernstein L.P., the Fund’s investment adviser (the “Adviser”). The Adviser has delegated the responsibility to its Liquidity Risk Management Committee (the “Committee”).

Another requirement of the Liquidity Rule is for the Fund’s Board of Trustees (the “Fund Board”) to receive an annual written report from the Administrator of the LRMP, which addresses the operation of the Fund’s LRMP and assesses its adequacy and effectiveness. The Adviser provided the Fund Board with such annual report during the first quarter of 2022, which covered the period January 1, 2021 through December 31, 2021 (the “Program Reporting Period”).

The LRMP’s principal objectives include supporting the Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that the Fund will be unable to meet its redemption obligations in a timely manner.

Pursuant to the LRMP, the Fund classifies the liquidity of its portfolio investments into one of the four categories defined by the SEC: Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid. These classifications are reported to the SEC on Form N-PORT.

During the Program Reporting Period, the Committee reviewed whether the Fund’s strategy is appropriate for an open-end structure, incorporating any holdings of less liquid and illiquid assets. If the Fund participated in derivative transactions, the exposure from such transactions were considered in the LRMP.

The Committee also performed an analysis to determine whether the Fund is required to maintain a Highly Liquid Investment Minimum (“HLIM”). The Committee also incorporated the following information when determining the Fund’s reasonably anticipated trading size for purposes of liquidity monitoring: historical net redemption activity, a Fund’s concentration in an issuer, shareholder concentration, investment performance, total net assets, and distribution channels.

The Adviser informed the Fund Board that the Committee believes the Fund’s LRMP is adequately designed, has been implemented as intended,

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and has operated effectively since its inception. No material exceptions have been noted since the implementation of the LRMP. During the Program Reporting Period, liquidity in all markets was significantly recovered and improved compared to the prior reporting period which included extreme levels of price volatility and relative illiquidity beginning in March 2020 with COVID-19 impacts. As such, the program operated in a relatively robust and benign liquidity environment experienced in markets during the Program Reporting Period. There were no liquidity events that impacted the Fund or its ability to timely meet redemptions during the Program Reporting Period.

abfunds.com	AB TAXABLE MULTI-SECTOR INCOME SHARES | 51

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested trustees (the “directors”) of AB Corporate Shares (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Taxable Multi-Sector Income Shares (the “Fund”) at a meeting held by video conference on November 2-4, 2021 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Analyst for the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors noted that the Fund is designed as a vehicle for the wrap fee account market (where investors pay fees to a wrap fee sponsor which pays investment fees and expenses from such fee). The directors also noted that no advisory fee is payable by the Fund, that the Advisory Agreement does not include the reimbursement provision for certain administrative expenses included in the advisory agreements of most of the open-end AB Funds, and that the Adviser is responsible for payment of the Fund’s ordinary expenses. The directors noted that the Company acknowledges in the Advisory Agreement that the Adviser and its affiliates expect to receive compensation from third parties in connection with services provided under the Advisory Agreement. The directors further noted that the Adviser receives payments from the wrap fee program sponsors (the “Sponsors”) that use the Fund as an investment vehicle for their clients.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund and the money market fund advised by the Adviser in which the Fund invests a portion of its assets.

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The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2019 and 2020 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant at the request of the directors. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors noted that the Fund was not profitable

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to the Adviser in 2019. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund in 2020 was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund and the money market fund advised by the Adviser in which the Fund invests. The directors noted that the Adviser is compensated by the Sponsors. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing the Fund’s performance against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year periods ended July 31, 2021 and (in the case of comparisons with the broad-based securities market index) for the period from inception. The directors were cognizant that the Fund was neither designed nor offered as a standalone investment and was intended to serve solely as a component of certain separately managed accounts (“SMAs”). The Adviser had explained that this attribute made it difficult to select an appropriate benchmark for the Fund. At the directors’ request, the Adviser provided information showing the weighting of the Fund in a current SMA and the overall performance of the SMA versus its stated benchmark. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees

The directors considered the advisory fee rate payable by the Fund to the Adviser (zero) and information provided by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees payable by other funds.

The directors noted the unusual arrangements in the Advisory Agreement providing for no advisory fee but were cognizant that the Adviser is indirectly compensated by the Sponsors for its services to the Fund. The directors reviewed the fee arrangements between the Adviser and each of the current Sponsors and noted that such fees were negotiated on an

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arm’s length basis and were within the range of fees paid by wrap fee sponsors to other advisers of similar funds. While the Adviser’s fee arrangements with the Sponsors vary, the directors acknowledged the Adviser’s view that a portion of such fees (less the expenses of the Fund paid by the Adviser) may reasonably be viewed as compensating the Adviser for advisory services it provides to the Fund (the “implied fee”) and that the Adviser believes that while the Sponsors pay the Adviser different fee rates, the rate of fee attributable to Fund management at the Fund level is the same for all Sponsors. The directors also considered the fee rate schedules used by other registered investment companies that invest in fixed income securities that are advised by the Adviser.

The directors also considered the Adviser’s fee schedule for other clients utilizing investment strategies similar to those of the Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Fund’s Senior Analyst and noted the differences between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and for services to any sub-advised funds utilizing investment strategies similar to those of the Fund, on the other. The directors recognized that such information was of limited utility in light of the Fund’s unusual fee arrangement. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors also compared the advisory fee rate for the Fund with that for another fund advised by the Adviser utilizing similar investment strategies.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore or sub-advisory accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to the Fund, and

abfunds.com	AB TAXABLE MULTI-SECTOR INCOME SHARES | 55

the different risk profile, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors did not consider comparative expense information for the Fund because the Fund does not bear ordinary expenses.

Economies of Scale

The directors did not consider the extent to which fee levels in the Advisory Agreement for the Fund reflect economies of scale because the Advisory Agreement does not provide for any compensation to be paid to the Adviser by the Fund and the Fund’s expense ratio is zero. They did note, however, that the fee payable to the Adviser by the current Sponsors declines at a breakpoint based on either individual account sizes or on total assets managed by the Adviser for the Sponsor.

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This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

CORE

Core Opportunities Fund

Select US Equity Portfolio

Sustainable US Thematic Portfolio

GROWTH

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

CORE

Global Core Equity Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund

Sustainable International Thematic Fund

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

GROWTH

Concentrated International Growth Portfolio

VALUE

All China Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Opportunities Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

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TAXABLE

Bond Inflation Strategy

Global Bond Fund

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Total Return Bond Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

MULTI-ASSET

All Market Income Portfolio

All Market Total Return Portfolio

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CLOSED-END FUNDS

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

EXCHANGE-TRADED FUNDS

Tax-Aware Short Duration Municipal ETF

Ultra Short Income ETF

We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

abfunds.com	AB TAXABLE MULTI-SECTOR INCOME SHARES | 57

NOTES

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NOTES

abfunds.com	AB TAXABLE MULTI-SECTOR INCOME SHARES | 59

NOTES

60 | AB TAXABLE MULTI-SECTOR INCOME SHARES	abfunds.com

AB TAXABLE MULTI-SECTOR INCOME SHARES

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

TMSIS-0152-1022

OCT    10.31.22

SEMI-ANNUAL REPORT

AB TAX-AWARE REAL RETURN INCOME SHARES

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We’re pleased to provide this report for AB Tax-Aware Real Return Income Shares (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

At AB, we’re striving to help our clients achieve better outcomes by:

+	Fostering diverse perspectives that give us a distinctive approach to navigating global capital markets

+	Applying differentiated investment insights through a connected global research network

+	Embracing innovation to design better ways to invest and leading-edge mutual-fund solutions

Whether you’re an individual investor or a multibillion-dollar institution, we’re putting our knowledge and experience to work for you every day.

For more information about AB’s comprehensive range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in AB mutual funds—and for placing your trust in our firm.

Sincerely,

Onur Erzan

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB TAX-AWARE REAL RETURN INCOME SHARES | 1

SEMI-ANNUAL REPORT

December 14, 2022

This report provides management’s discussion of fund performance for AB Tax-Aware Real Return Income Shares for the semi-annual reporting period ended October 31, 2022. Please note, shares of this Fund are available only to separately managed accounts or participants in “wrap fee” programs or other investment programs approved by the Adviser.

The investment objective of the Fund is to maximize real after-tax return for investors subject to federal income taxation.

NAV RETURNS AS OF OCTOBER 31, 2022 (unaudited)

	6 Months	12 Months

AB TAX-AWARE REAL RETURN INCOME SHARES	-7.83%	-3.59%

Bloomberg 1-10 Year TIPS Index	-5.32%	-7.18%

INVESTMENT RESULTS

The table above shows the Fund’s performance compared to its benchmark, the Bloomberg 1-10 Year Treasury Inflation Protected Securities (“TIPS”) Index, for the six- and 12-month periods ended October 31, 2022.

The Fund underperformed the benchmark for the six-month period, but outperformed for the 12-month period. The Fund is generally used to provide inflation protection within separately managed account strategies and as such maintains a higher level of protection than would relate to the bonds in the Fund itself. The Fund’s overweight to inflation protection through the usage of Consumer Price Index (“CPI”) swaps, total return swaps based on the Bloomberg 1-10 Year TIPS Index and interest rate swaps detracted from performance, relative to the benchmark, for the six-month period, but contributed for the 12-month period.

During the six-month period, the Fund’s overweight to municipals contributed, relative to the benchmark. The Fund’s overweight to municipal credit detracted.

For the 12-month period, the Fund’s overweight to municipals, including municipal credit, detracted. Yield-curve positioning contributed overall due to its relative overweight in longer maturity bonds.

The Fund utilized derivatives for hedging purposes in the form of CPI swaps, interest rate swaps and total return swaps, which detracted from absolute performance over the six-month period and added over the 12-month period.

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MARKET REVIEW AND INVESTMENT STRATEGY

Yields continued their ascent higher toward the end of the reporting period ended October 31, 2022. During the 12-month period, the yield on a 10-Year AAA municipal bond rose to 3.39% from 1.22% and the yield on the 10-Year US Treasury rose to 4.06% from 1.58%. Demand for municipals continued to weaken during the six-month period, as investors have pulled approximately $104.8 billion year to date from municipal bond mutual funds and exchange-traded funds as of October 26, 2022. In addition to broader fixed-income market volatility, these municipal market outflows contributed to municipal underperformance versus US Treasuries, with 10-Year AAA Muni/Treasury after-tax spreads widening 73 basis points (“b.p.”) during the 12-month period and 1 b.p. during the six-month period. Average BBB credit spreads widened during the 12-month and six-month periods by approximately 60 b.p. and 26 b.p., respectively.

The Fund’s Senior Investment Management Team (the “Team”) continues to focus on real after-tax return by investing in municipal bonds that generate income exempt from federal income taxes. In seeking to manage volatility and interest-rate risk, the Team focuses on intermediate-term bonds and seeks to provide inflation protection by entering inflation swap agreements or investing in other inflation-protected instruments.

INVESTMENT POLICIES

The Fund seeks real after-tax return for investors who are subject to federal income taxes. Real return is the rate of return after adjusting for inflation. The Fund pursues its objective by investing primarily in municipal securities that pay interest exempt from federal taxation and by using inflation protection derivatives instruments. Municipal securities may pay interest that is subject to the federal alternative minimum tax for certain taxpayers.

The Fund may invest in fixed-income securities with any maturity or duration. The Fund may also invest without limit in fixed-income securities that are rated below investment grade (commonly known as “junk bonds”).

The Adviser selects securities for purchase or sale based on its assessment of the securities’ risk and return characteristics as well as the securities’ impact on the overall risk and return characteristics of the Fund. In making this assessment, the Adviser takes into account various factors, including the credit quality and sensitivity to interest rates of the securities under consideration and of the Fund’s other holdings.

The Fund may make significant use of derivatives, including swaps, futures, options and forwards. To provide inflation protection, the

(continued on next page)

abfunds.com	AB TAX-AWARE REAL RETURN INCOME SHARES | 3

Fund will enter into various kinds of inflation swap agreements. The Fund may use other inflation-protected instruments. Payments to the Fund pursuant to swaps will result in taxable income, either ordinary income or capital gains, rather than income exempt from federal taxation. The Fund may at times seek a substantial amount of inflation protection and, consequently, may generate substantial taxable income. It is expected that the Fund’s primary use of derivatives will be for the purposes of inflation protection.

The Fund may also invest in forward commitments; zero-coupon municipal securities and variable-, floating- and inverse-floating-rate municipal securities; and certain types of mortgage-related securities.

The Fund may utilize leverage for investment purposes through the use of tender option bond transactions (“TOBs”). The Adviser will consider the impact of TOBs, swaps and other derivatives in making its assessments of the Fund’s risks. The resulting exposures to markets, sectors, issuers or specific securities will be continuously monitored by the Adviser.

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DISCLOSURES AND RISKS

Benchmark Disclosure

The Bloomberg 1-10 Year TIPS Index is unmanaged and does not reflect fees and expenses associated with the active management of a fund. The Bloomberg 1-10 Year TIPS Index represents the performance of US Treasury inflation-indexed securities with maturities between one and ten years. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the stock or bond market fluctuates. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness) and regional and global conflicts, that affect large portions of the market.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and any accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

Interest-Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest-rate risk is generally greater for fixed-income securities with longer maturities or durations. The Fund may be subject to greater risk of rising interest rates than would normally be the case due to the end of a recent period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives.

Below Investment-Grade Securities Risk: Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments and negative perceptions of the junk bond market generally and may be more difficult to trade than other types of securities.

abfunds.com	AB TAX-AWARE REAL RETURN INCOME SHARES | 5

DISCLOSURES AND RISKS (continued)

Duration Risk: Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise.

Municipal Market Risk: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Fund’s investments in municipal securities. These factors include economic conditions, political or legislative changes, public health crises, uncertainties related to the tax status of municipal securities, and the rights of investors in these securities. To the extent that the Fund invests more of its assets in a particular state’s municipal securities, the Fund may be vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism, public health crises (including the occurrence of a contagious disease or illness) and catastrophic natural disasters, such as hurricanes, fires or earthquakes. For example, the novel coronavirus (COVID-19) pandemic has significantly stressed the financial resources of many issuers of municipal securities, which could impair any such issuer’s ability to meet its financial obligations when due and adversely impact the value of its securities held by the Fund. As the full effects of the COVID-19 pandemic on state and local economies and on issuers of municipal securities are still uncertain, the financial difficulties of issuers of municipal securities may continue or worsen, adversely affecting the performance of the Fund. The Fund’s investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

Congress has previously considered making changes to the municipal securities provisions of the Internal Revenue Code that could change the US federal income tax treatment of certain types of municipal securities.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Derivatives Risk: Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the

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DISCLOSURES AND RISKS (continued)

party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Fund.

Leverage Risk: To the extent the Fund uses leveraging techniques, such as TOBs, its net asset value (“NAV”) may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund’s investments.

Illiquid Investments Risk: Illiquid investments risk exists when particular investments, such as lower-rated securities, are or become difficult to purchase or sell, possibly preventing the Fund from selling such investments at an advantageous price. The Fund is subject to illiquid investments risk because the market for municipal securities is generally smaller than many other markets. Derivatives and securities involving substantial market and credit risk tend to involve greater illiquid investments risk than most other types of investments.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling (800) 227 4618. The investment return and principal value of an investment in the Fund will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Performance assumes reinvestment of distributions and does not account for taxes. The Fund commenced investment operations on May 2, 2011, and continued operations through March 20, 2014, the date on which all shares of the Fund were redeemed. Between March 20, 2014, and November 12, 2019, the Fund did not conduct investment operations. The Fund resumed investment operations on November 13, 2019. The performance information shown is only for the current activation period. Because the Fund has had periods in which it was not conducting investment operations, its performance is not comparable to the performance of other mutual funds.

abfunds.com	AB TAX-AWARE REAL RETURN INCOME SHARES | 7

DISCLOSURES AND RISKS (continued)

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus and/or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

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HISTORICAL PERFORMANCE

AVERAGE ANNUAL RETURNS AS OF OCTOBER 31, 2022 (unaudited)

NAV Returns

1 Year	-3.59%

Since Inception[1]	7.01%

AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

SEPTEMBER 30, 2022 (unaudited)

NAV Returns

1 Year	-4.88%

Since Inception[1]	5.71%

The prospectus fee table shows the fees and the total annual operating expenses of the Fund as 0.00% because the Adviser does not charge any fees or expenses and reimburses Fund operating expenses except certain extraordinary expenses, taxes, brokerage costs and the interest on borrowings or certain leveraged transactions. Participants in a wrap fee program or other investment program eligible to invest in the Fund pay fees to the program sponsor and should review the program brochure or other literature provided by the sponsor for a discussion of fees and expenses charged.

1	Current activation date: 11/12/2019.

abfunds.com	AB TAX-AWARE REAL RETURN INCOME SHARES | 9

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you may incur various ongoing non-operating and extraordinary costs. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value May 1, 2022	Ending Account Value October 31, 2022	Expenses Paid During Period*		Annualized Expense Ratio*
Actual	$1,000	$921.70	$	– 0 –	0.00%
Hypothetical**	$1,000	$1,025.21	$	– 0 –	0.00%

*

Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Fund’s operating expenses are borne by the Adviser or its affiliates.

**	Assumes 5% annual return before expenses.

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PORTFOLIO SUMMARY

October 31, 2022 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $8.7

1

The Fund’s quality rating breakdown is expressed as a percentage of the Fund’s total investments in municipal securities and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). The quality ratings are determined by using the S&P Global Ratings (“S&P”), Moody’s Investors Services, Inc. (“Moody’s”) and Fitch Ratings, Ltd. (“Fitch”). The Fund considers the credit ratings issued by S&P, Moody’s and Fitch and uses the highest rating issued by the agencies. These ratings are a measure of the quality and safety of a bond or portfolio, based on the issuer’s financial condition. AAA is the highest (best) and D is the lowest (worst). If applicable, the pre-refunded category includes bonds which are secured by U.S. Government securities and therefore are deemed high-quality investment-grade by the Adviser. If applicable, Not Applicable (N/A) includes non-creditworthy investments, such as equities, currency contracts, futures and options. If applicable, the Not Rated category includes bonds that are not rated by a nationally recognized statistical rating organization. The Adviser evaluates the creditworthiness of non-rated securities based on a number of factors including, but not limited to, cash flows, enterprise value and economic environment.

abfunds.com	AB TAX-AWARE REAL RETURN INCOME SHARES | 11

PORTFOLIO OF INVESTMENTS

October 31, 2022 (unaudited)

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 75.6%
Long-Term Municipal Bonds – 75.6%
Alaska – 4.8%
Alaska Industrial Development & Export Authority (Greater Fairbanks Community Hospital Foundation Obligated Group) Series 2019 4.00%, 04/01/2033	$445	$416,363

Arizona – 3.2%
City of Phoenix Civic Improvement Corp. (Phoenix Sky Harbor International Airport) Series 2019-B 5.00%, 07/01/2033	275	278,033

Colorado – 4.0%
Weld County School District No. RE-2 Eaton Series 2019 5.00%, 12/01/2027	325	349,561

Connecticut – 9.5%
City of New Haven CT Series 2017-A 5.25%, 08/01/2026	70	73,521
Connecticut State Health & Educational Facilities Authority (Hartford HealthCare Obligated Group) Series 2020-A 5.00%, 07/01/2034	515	527,486
State of Connecticut Series 2020-A 5.00%, 01/15/2031	215	232,886

		833,893

District of Columbia – 3.6%
District of Columbia (District of Columbia Fed Hwy Grant) Series 2020 5.00%, 12/01/2031	290	312,988

Florida – 3.9%
Capital Projects Finance Authority/FL (CAPFA Capital Corp. 2000F) Series 2020-A 5.00%, 10/01/2033	250	240,825
Greater Orlando Aviation Authority Series 2019-A 5.00%, 10/01/2027	95	98,273

		339,098

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Illinois – 7.7%
Illinois Finance Authority (Illinois Institute of Technology) Series 2019 5.00%, 09/01/2032	$100	$97,063
Sales Tax Securitization Corp. Series 2020-A 5.00%, 01/01/2026	270	278,620
State of Illinois Series 2018-A 5.00%, 10/01/2025	295	297,292

		672,975

Kentucky – 10.5%
City of Ashland KY (Ashland Hospital Corp. Obligated Group) Series 2019 5.00%, 02/01/2027	100	102,707
Kentucky Public Energy Authority (Morgan Stanley) Series 2019-C 4.00%, 02/01/2050	570	538,753
Louisville/Jefferson County Metropolitan Government (Norton Healthcare Obligated Group) Series 2020-A 4.00%, 10/01/2040	320	278,460

		919,920

Louisiana – 1.2%
Parish of St. James LA (NuStar Logistics LP) Series 2020 5.85%, 08/01/2041(a)	100	101,932

Michigan – 2.0%
Michigan State University Series 2019-C 5.00%, 08/15/2032	160	171,229

New Jersey – 3.9%
New Jersey Transportation Trust Fund Authority (New Jersey Transportation Trust Fund Authority State Lease) Series 2019 5.00%, 12/15/2031	330	339,369

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

New York – 6.8%
Metropolitan Transportation Authority Series 2012-C 5.00%, 11/15/2030	$260	$260,165
New York City Transitional Finance Authority Future Tax Secured Revenue Series 2019-B 5.00%, 11/01/2035	200	211,071
New York Transportation Development Corp. (Delta Air Lines, Inc.) Series 2020 4.375%, 10/01/2045	150	124,242

		595,478

Ohio – 1.7%
Buckeye Tobacco Settlement Financing Authority Series 2020-A 5.00%, 06/01/2035	150	153,122

Other – 0.9%
Federal Home Loan Mortgage Corp. Multifamily VRD Certificates 2.65%, 06/15/2036(a)	100	80,433

Pennsylvania – 3.3%
City of Philadelphia PA Series 2019-B 5.00%, 02/01/2030	155	163,835
Commonwealth Financing Authority (Commonwealth Financing Authority State Lease) Series 2018 5.00%, 06/01/2025	120	122,983

		286,818

Texas – 2.0%
City of Houston TX Airport System Revenue (United Airlines, Inc.) Series 2014 5.00%, 07/01/2029	100	98,547
Port Beaumont Navigation District (Jefferson Railport Terminal II LLC) Series 2020 3.625%, 01/01/2035(a)	100	77,070

		175,617

Virginia – 2.3%
Virginia College Building Authority (Virginia College Building Authority State Lease) Series 2019 5.00%, 02/01/2026	190	199,579

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

West Virginia – 3.8%
State of West Virginia Series 2019 5.00%, 06/01/2027	$315	$336,619

Wisconsin – 0.5%
UMA Education, Inc. Series 2019 5.00%, 10/01/2034(a)	50	45,984

Total Municipal Obligations (cost $7,478,394)		6,609,011

	Shares
SHORT-TERM INVESTMENTS – 15.8%
Investment Companies – 15.8%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 2.67%(b)(c)(d) (cost $1,385,021)	1,385,021	1,385,021

Total Investments – 91.4% (cost $8,863,415)		7,994,032
Other assets less liabilities – 8.6%		754,062

Net Assets – 100.0%		$8,748,094

CENTRALLY CLEARED INFLATION (CPI) SWAPS (see Note C)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid/ (Received)			Unrealized Appreciation (Depreciation)
USD	3,000	02/10/2023	1.558%	CPI#	Maturity	$333,094	$	– 0	–	$333,094
USD	900	12/24/2024	1.846%	CPI#	Maturity	107,935		– 0	–	107,935
USD	2,000	02/10/2027	1.755%	CPI#	Maturity	278,830		– 0	–	278,830
USD	2,350	12/24/2029	1.978%	CPI#	Maturity	331,503		– 0	–	331,503

						$1,051,362	$	– 0	–	$1,051,362

#	Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

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PORTFOLIO OF INVESTMENTS (continued)

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note C)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid/ (Received)			Unrealized Appreciation (Depreciation)
USD	5,910	02/01/2024	1.143%	1 Day SOFR	Annual	$262,181	$	– 0	–	$262,181
USD	6,590	02/01/2027	1.465%	1 Day SOFR	Annual	665,081		– 0	–	665,081
USD	2,270	02/01/2032	1.600%	1 Day SOFR	Annual	389,526		– 0	–	389,526

						$1,316,788	$	– 0	–	$1,316,788

INFLATION (CPI) SWAPS (see Note C)

				Rate Type
Swap Counterparty	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund		Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid/ (Received)			Unrealized Appreciation (Depreciation)
JPMorgan Chase Bank, NA	USD	1,000	04/29/2036	2.498%	CPI	#	Maturity	$95,978	$	– 0	–	$95,978

#	Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

TOTAL RETURN SWAPS (see Note C)

Counterparty & Referenced Obligation	Rate Paid/ Received	Payment Frequency	Current Notional (000)		Maturity Date	Unrealized Appreciation (Depreciation)
Receive Total Return on Reference Obligation
Barclays Bank PLC
Barclays Capital US Inflation Linked Bonds 1 to 10 Year	1 Day SOFR Plus 0.25%	Maturity	USD	5,432	03/01/2023	$(435,688)
Barclays Capital US Inflation Linked Bonds 1 to 10 Year	1 Day SOFR Plus 0.25%	Maturity	USD	7,993	03/23/2023	$(603,556)

						$(1,039,244)

(a)

Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration. At October 31, 2022, the aggregate market value of these securities amounted to $305,419 or 3.5% of net assets.

(b)	Affiliated investments.

(c)	The rate shown represents the 7-day yield as of period end.

(d)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

Glossary:

CPI – Consumer Price Index

SOFR – Secured Overnight Financing Rate

See notes to financial statements.

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STATEMENT OF ASSETS & LIABILITIES

October 31, 2022 (unaudited)

Assets
Investments in securities, at value
Unaffiliated issuers (cost $7,478,394)	$6,609,011
Affiliated issuers (cost $1,385,021)	1,385,021
Cash collateral due from broker	1,569,510
Unrealized appreciation on inflation swaps	95,978
Interest receivable	89,624
Receivable for variation margin on centrally cleared swaps	35,869
Affiliated dividends receivable	2,267
Receivable due from Adviser	255
Other assets	447

Total assets	9,787,982

Liabilities
Unrealized depreciation on total return swaps	1,039,244
Dividends payable	644

Total liabilities	1,039,888

Net Assets	$8,748,094

Composition of Net Assets
Shares of beneficial interest, at par	$8
Additional paid-in capital	7,387,822
Distributable earnings	1,360,264

Net Assets	$8,748,094

Net Asset Value Per Share—unlimited shares of beneficial interest authorized, $.00001 par value (based on 795,656 common shares outstanding)	$10.99

See notes to financial statements.

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STATEMENT OF OPERATIONS

Six Months Ended October 31, 2022 (unaudited)

Investment Income
Interest	$70,346
Dividends—Affiliated issuers	13,497
Other income(a)	885

Total investment income		$84,728

Expenses
Bank overdraft expense	447

Total expenses		447

Net investment income		84,281

Realized and Unrealized Loss on Investment Transactions
Net realized loss on:
Swaps		(377)
Net change in unrealized appreciation (depreciation) of:
Investments		(369,259)
Swaps		(473,016)

Net loss on investment transactions		(842,652)

Net Decrease in Net Assets from Operations		$(758,371)

(a)	Other income includes a reimbursement for investment in affiliated issuer (see Note B).

See notes to financial statements.

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STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended October 31, 2022 (unaudited)	Year Ended April 30, 2022
Increase (Decrease) in Net Assets from Operations
Net investment income	$84,281	$270,765
Net realized gain (loss) on investment transactions	(377)	885,622
Net change in unrealized appreciation (depreciation) of investments	(842,275)	1,076,017

Net increase (decrease) in net assets from operations	(758,371)	2,232,404
Distribution to Shareholders	(3,956)	(2,009,794)
Transactions in Shares of Beneficial Interest
Net decrease	(389,481)	(10,955,389)

Total decrease	(1,151,808)	(10,732,779)
Net Assets
Beginning of period	9,899,902	20,632,681

End of period	$8,748,094	$9,899,902

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

October 31, 2022 (unaudited)

NOTE A

Significant Accounting Policies

AB Corporate Shares (the “Trust”) is registered under the Investment Company Act of 1940, as an open-end, diversified management investment company. The Trust, which is a Massachusetts Business Trust, operates as a “series” company currently offering five separate portfolios: AB Corporate Income Shares, AB Municipal Income Shares, AB Taxable Multi-Sector Income Shares, AB Impact Municipal Income Shares and AB Tax-Aware Real Return Income Shares. Each portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to AB Tax-Aware Real Return Income Shares (the “Fund”).

Shares of the Fund are offered exclusively to holders of accounts established under wrap-fee programs sponsored and maintained by certain registered investment advisers approved by AllianceBernstein L.P. (the “Adviser”). The Fund’s shares may be purchased at the relevant net asset value without a sales charge or other fee. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at “fair value” as determined in accordance with procedures approved by and under the oversight of the Trust’s Board of Trustees (the “Board”). Pursuant to these procedures, the Adviser serves as the Fund’s valuation designee pursuant to Rule 2a-5 of the 1940 Act. In this capacity, the Adviser is responsible, among other things, for making all fair value determinations relating to the Fund’s portfolio investments, subject to the Board’s oversight.

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more

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NOTES TO FINANCIAL STATEMENTS (continued)

than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open-end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for

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NOTES TO FINANCIAL STATEMENTS (continued)

this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and

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NOTES TO FINANCIAL STATEMENTS (continued)

any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of October 31, 2022:

Investments in Securities:	Level 1			Level 2		Level 3			Total
Assets:
Long-Term Municipal Bonds	$	– 0	–	$6,609,011		$	– 0	–	$6,609,011
Short-Term Investments		1,385,021		– 0	–		– 0	–	1,385,021

Total Investments in Securities		1,385,021		6,609,011			– 0	–	7,994,032
Other Financial Instruments(a):
Assets:
Centrally Cleared Inflation (CPI) Swaps		– 0	–	1,051,362			– 0	–	1,051,362	(b)
Centrally Cleared Interest Rate Swaps		– 0	–	1,316,788			– 0	–	1,316,788	(b)
Inflation (CPI) Swaps		– 0	–	95,978			– 0	–	95,978
Liabilities:
Total Return Swaps		– 0	–	(1,039,244)			– 0	–	(1,039,244)

Total		$1,385,021		$8,033,895		$	– 0	–	$9,418,916

(a)

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation (depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, written options and written swaptions which are valued at market value.

(b)

Only variation margin receivable/(payable) at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation (depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments. Where applicable, centrally cleared swaps with upfront premiums are presented here at market value.

3. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current tax year) and has concluded that no provision for income tax is required in the Fund’s financial statements.

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NOTES TO FINANCIAL STATEMENTS (continued)

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. Non-cash dividends, if any, are recorded on the ex-dividend date at the fair value of the securities received. The Fund amortizes premiums and accretes discounts as adjustments to interest income. The Fund accounts for distributions received from REIT investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

5. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the Advisory Agreement, the Fund pays no advisory fee to the Adviser and the Adviser reimburses or pays for the Fund’s operating expenses. The Fund is an integral part of separately managed accounts in wrap-fee programs and other investment programs. Typically, participants in these programs pay a fee to their investment adviser for all costs and expenses of the separately managed account, including costs and expenses associated with the Fund, and a fee is paid by their investment adviser to the Adviser. In certain cases, participants may have a direct relationship with the Adviser without the involvement of a third party investment adviser, in which case the participant would pay a fee directly to the Adviser. The Adviser serves as investment manager and adviser of the Fund and continuously furnishes an investment program for the Fund and manages, supervises and conducts the affairs of the Fund, subject to the supervisions of the Fund’s Board. The Advisory Agreement provides that the Adviser or an affiliate will furnish, or pay the expenses of the Fund for, office space, facilities and equipment, services of executive and other personnel of the Fund and certain administrative services.

The Fund has entered into a distribution agreement with AllianceBernstein Investments, Inc., the Fund’s principal underwriter (the “Underwriter”), to permit the Underwriter to distribute the Fund’s shares, which are sold at

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NOTES TO FINANCIAL STATEMENTS (continued)

their net asset value without any sales charge. The Fund does not pay a fee for this service. The Underwriter is a wholly owned subsidiary of the Adviser.

AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, acts as the Fund’s registrar, transfer agent and dividend-disbursing agent. ABIS registers the transfer, issuance and redemption of Fund shares and disburses dividends and other distributions to Fund shareholders. The Fund does not pay a fee for this service.

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. The Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2023. In connection with the investment by the Fund in Government Money Market Portfolio, the Adviser has contractually agreed to reimburse its advisory fee from the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the six months ended October 31, 2022, such reimbursement amounted to $885.

A summary of the Fund’s transactions in AB mutual funds for the six months ended October 31, 2022 is as follows:

Fund	Market Value 4/30/22 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 10/31/22 (000)	Dividend Income (000)
Government Money Market Portfolio	$2,209	$3,507	$4,331	$1,385	$13

NOTE C

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended October 31, 2022 were as follows:

	Purchases			Sales
Investment securities (excluding U.S. government securities)	$	– 0	–	$	– 0	–
U.S. government securities		– 0	–		– 0	–

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NOTES TO FINANCIAL STATEMENTS (continued)

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation	$2,466,747
Gross unrealized depreciation	(1,911,246)

Net unrealized appreciation	$555,501

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Swaps

The Fund may enter into swaps to hedge its exposure to interest rates, credit risk, equity markets or currencies. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swaps to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Fund accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation (depreciation) of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the

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NOTES TO FINANCIAL STATEMENTS (continued)

statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received for swaps are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation (depreciation) of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Fund enters into a centrally cleared swap, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The

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NOTES TO FINANCIAL STATEMENTS (continued)

Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Fund may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Fund anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

During the six months ended October 31, 2022, the Fund held interest rate swaps for hedging purposes.

Inflation (CPI) Swaps:

Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swaps may be used to protect the net asset value, or NAV, of a Fund against an unexpected change in the rate of inflation measured by an inflation index since the value of these agreements is expected to increase if there are unexpected inflation increases.

During the six months ended October 31, 2022, the Fund held inflation (CPI) swaps for hedging purposes.

Total Return Swaps:

The Fund may enter into total return swaps in order to take a “long” or “short” position with respect to an underlying referenced asset. The Fund is subject to market price volatility of the underlying referenced asset. A total return swap involves commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security, group of securities or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Fund will receive a payment from or make a payment to the counterparty.

During the six months ended October 31, 2022, the Fund held total return swaps for hedging purposes.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC

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NOTES TO FINANCIAL STATEMENTS (continued)

derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

The Fund’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s OTC counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty table below for additional details.

During the six months ended October 31, 2022, the Fund had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable/Payable for variation margin on centrally cleared swaps	$2,368,150	*

Interest rate contracts	Unrealized appreciation on inflation swaps	95,978

Interest rate contracts				Unrealized depreciation on total return swaps	$1,039,244

Total		$2,464,128			$1,039,244

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation (depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments.

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NOTES TO FINANCIAL STATEMENTS (continued)

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation (depreciation) of swaps	$(377)	$(473,016)

Total		$(377)	$(473,016)

The following table represents the average monthly volume of the Fund’s derivative transactions during the six months ended October 31, 2022:

Inflation Swaps:
Average notional amount	$1,000,000
Centrally Cleared Interest Rate Swaps:
Average notional amount	$14,770,000
Centrally Cleared Inflation Swaps:
Average notional amount	$8,250,000
Total Return Swaps:
Average notional amount	$14,300,000

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Fund’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Fund as of October 31, 2022. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the table.

Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset			Cash Collateral Received*			Security Collateral Received*			Net Amount of Derivative Assets
JPMorgan Chase Bank, NA	$95,978	$	– 0	–	$	– 0	–	$	– 0	–	$95,978

Total	$95,978	$	– 0	–	$	– 0	–	$	– 0	–	$95,978	^

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset			Cash Collateral Pledged*			Security Collateral Pledged*			Net Amount of Derivative Liabilities
Barclays Bank PLC	$1,039,244	$	– 0	–		$(1,039,244)		$	– 0	–	$ – 0	–

Total	$1,039,244	$	– 0	–		$(1,039,244)		$	– 0	–	$0	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE D

Shares of Beneficial Interest

Transactions in shares of beneficial interest were as follows:

	Shares		Amount
	Six Months Ended October 31, 2022 (unaudited)	Year Ended April 30, 2022	Six Months Ended October 31, 2022 (unaudited)	Year Ended April 30, 2022

Shares sold	13,911	217,371	$158,600	$2,537,515

Shares redeemed	(47,436)	(1,170,884)	(548,081)	(13,492,904)

Net decrease	(33,525)	(953,513)	$(389,481)	$(10,955,389)

NOTE E

Risks Involved in Investing in the Fund

Market Risk—The value of the Fund’s assets will fluctuate as the stock or bond market fluctuates. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness) and regional and global conflicts, that affect large portions of the market.

Credit Risk—An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and any accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

Interest-Rate Risk—Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations. The Fund may be subject to a greater risk of rising interest rates than would normally be the case due to the end of a recent period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives.

Below Investment-Grade Securities Risk—Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) are subject

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NOTES TO FINANCIAL STATEMENTS (continued)

to a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments and negative perceptions of the junk bond market generally and may be more difficult to trade than other types of securities.

Duration Risk—Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise.

Municipal Market Risk—This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Fund’s investments in municipal securities. These factors include economic conditions, political or legislative changes, public health crises, uncertainties related to the tax status of municipal securities, and the rights of investors in these securities. To the extent that the Fund invests more of its assets in a particular state’s municipal securities, the Fund may be vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism, public health crises (including the occurrence of a contagious disease or illness) and catastrophic natural disasters, such as hurricanes, fires or earthquakes. For example, the novel coronavirus (COVID-19) pandemic has significantly stressed the financial resources of many issuers of municipal securities, which could impair any such issuer’s ability to meet its financial obligations when due and adversely impact the value of its securities held by the Fund. As the full effects of the COVID-19 pandemic on state and local economies and on issuers of municipal securities are still uncertain, the financial difficulties of issuers of municipal securities may continue or worsen, adversely affecting the performance of the Fund. The Fund’s investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

Congress has previously considered making changes to the municipal securities provisions of the Internal Revenue Code that could change the U.S. federal income tax treatment of certain types of municipal securities.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline

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NOTES TO FINANCIAL STATEMENTS (continued)

as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Derivatives Risk—Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying instrument, which could cause the Fund to suffer a (potentially unlimited) loss. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Fund.

Leverage Risk—When the Fund borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of other types of derivative instruments by the Fund, such as options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Fund than if the Fund were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Illiquid Investments Risk—Illiquid investments risk exists when particular investments, such as lower-rated securities, are or become difficult to purchase or sell, possibly preventing the Fund from selling such investments at an advantageous price. The Fund is subject to illiquid investments risk because the market for municipal securities is generally smaller than many other markets. Derivatives and securities involving substantial market and credit risk tend to involve greater illiquid investments risk than most other types of investments.

LIBOR Transition and Associated Risk—A Fund may be exposed to debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. In 2017, the United Kingdom Financial Conduct Authority (“FCA”), which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. The FCA and LIBOR’s administrator, ICE Benchmark Administration, have since announced that most LIBOR settings (which reflect LIBOR rates quoted in different currencies over various time periods) will no longer be published after the end of 2021 but that the most widely used U.S. Dollar LIBOR settings will continue to be published until June 30, 2023. However, banks were strongly encouraged to cease entering into agreements with

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NOTES TO FINANCIAL STATEMENTS (continued)

counterparties referencing LIBOR by the end of 2021. It is possible that a subset of LIBOR settings will be published after these dates on a “synthetic” basis, but any such publications would be considered non-representative of the underlying market. Since 2018 the Federal Reserve Bank of New York has published the secured overnight funding rate (referred to as SOFR), which is intended to replace U.S. Dollar LIBOR. SOFR is a broad measure of the cost of borrowing cash overnight collateralized by U.S. Treasury securities in the repurchase agreement (repo) market and has been used increasingly on a voluntary basis in new instruments and transactions. In addition, on March 15, 2022, the Adjustable Interest Rate Act was signed into law. This law provides a statutory fallback mechanism to replace LIBOR with a benchmark rate that is selected by the Federal Reserve Board and based on SOFR for certain contracts that reference LIBOR without adequate fallback provisions.

The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect a Fund’s performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, potentially adversely affecting a Fund’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Neither the effect of the LIBOR transition process nor its ultimate success can yet be known.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

Management Risk—The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

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NOTES TO FINANCIAL STATEMENTS (continued)

Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

NOTE F

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing related to redemptions and other short term liquidity requirements, subject to certain restrictions. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended October 31, 2022.

NOTE G

Distributions to Shareholders

The tax character of distributions to be paid for the year ending April 30, 2023 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended April 30, 2022 and April 30, 2021 were as follows:

	2022		2021
Distributions paid from:
Ordinary income	$533		$74,184
Net long-term capital gains	2,009,261		2,884

Total taxable distributions paid	2,009,794		77,068
Tax-exempt income	– 0	–	91,730

Total distributions paid	$2,009,794		$168,798

As of April 30, 2022, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed capital gains	$681,048
Unrealized appreciation (depreciation)	1,441,543	(a)

Total accumulated earnings/(deficit)	$2,122,591

(a)	The differences between book-basis and tax-basis unrealized appreciation (depreciation) are attributable primarily to the tax treatment of swaps.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of April 30, 2022, the Fund did not have any capital loss carryforwards.

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE H

Recent Accounting Pronouncements

In March 2020, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2020-04, “Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting.” ASU 2020-04 provides optional guidance to ease the potential accounting burden due to the discontinuation of the LIBOR and other interbank-offered based reference rates. ASU 2020-04 is effective as of March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying ASU 2020-04.

NOTE I

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

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FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Six Months Ended October 31, 2022 (unaudited)		Year Ended April 30,			November 12, 2019(a) to April 30, 2020
			2022	2021

Net asset value, beginning of period	$ 11.94		$ 11.57	$ 8.95		$ 10.00

Income From Investment Operations

Net investment income(b)	.10		.17	.16		.07

Net realized and unrealized gain (loss) on investment transactions	(1.05)		1.36	2.55		(1.11)

Net increase (decrease) in net asset value from operations	(.95)		1.53	2.71		(1.04)

Less: Dividends

Dividends from net investment income	(.00	)(c)	(.02)	(.09)		(.01)

Distributions from net realized gain on investment transactions	– 0	–	(1.14)	– 0	–	– 0	–

Net asset value, end of period	$ 10.99		$ 11.94	$ 11.57		$ 8.95

Total Return

Total investment return based on net asset value(d)	(7.83)%		13.65%	30.32%		(10.43)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$8,748		$9,900	$20,633		$18,760

Ratio to average net assets of:

Expenses	.01	%(e)^	.00%	.00%		.01	%(e)^

Net investment income	1.79	%^	1.40%	1.53%		1.55	%^

Portfolio turnover rate	0%		13%	5%		10%

(a)	Commencement of operations.

(b)	Based on average shares outstanding.

(c)	Amount is less than $.005.

(d)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)	The expense ratio, excluding bank overdraft expense, is .00%.

^	Annualized.

See notes to financial statements.

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BOARD OF TRUSTEES

Marshall C. Turner, Jr.(1), Chairman Jorge A. Bermudez(1) Michael J. Downey(1) Onur Erzan, President and Chief Executive Officer	Nancy P. Jacklin(1) Jeanette W. Loeb(1) Carol C. McMullen(1) Garry L. Moody(1)

OFFICERS

Terrance T. Hults(2), Vice President Matthew J. Norton(2), Vice President Andrew D. Potter(2), Vice President Daryl Clements(2), Vice President Emilie D. Wrapp, Secretary	Michael B. Reyes, Senior Vice President Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company
State Street Corporation CCB/5
1 Iron Street
Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.
501 Commerce Street
Nashville, TN 37203

Transfer Agent

AllianceBernstein Investor Services, Inc.
P.O. Box 786003
San Antonio, TX 78278
Toll-Free (800) 221-5672

Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004 Independent Registered Public Accounting Firm Ernst & Young LLP One Manhattan West New York, NY 10001

1	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

2

The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Adviser’s Municipal Bond Investment Team. Messrs. Hults, Norton, Clements and Potter are the investment professionals primarily responsible for the day-to-day management of the Fund’s portfolio.

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Operation and Effectiveness of the Fund’s Liquidity Risk Management Program:

In October 2016, the Securities and Exchange Commission (“SEC”) adopted the open-end fund liquidity rule (the “Liquidity Rule”). In June 2018 the SEC adopted a requirement that funds disclose information about the operation and effectiveness of their Liquidity Risk Management Program (“LRMP”) in their reports to shareholders.

One of the requirements of the Liquidity Rule is for the Fund to designate an Administrator of the Fund’s Liquidity Risk Management Program. The Administrator of the Fund’s LRMP is AllianceBernstein L.P., the Fund’s investment adviser (the “Adviser”). The Adviser has delegated the responsibility to its Liquidity Risk Management Committee (the “Committee”).

Another requirement of the Liquidity Rule is for the Fund’s Board of Trustees (the “Fund Board”) to receive an annual written report from the Administrator of the LRMP, which addresses the operation of the Fund’s LRMP and assesses its adequacy and effectiveness. The Adviser provided the Fund Board with such annual report during the first quarter of 2022, which covered the period January 1, 2021 through December 31, 2021 (the “Program Reporting Period”).

The LRMP’s principal objectives include supporting the Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that the Fund will be unable to meet its redemption obligations in a timely manner.

Pursuant to the LRMP, the Fund classifies the liquidity of its portfolio investments into one of the four categories defined by the SEC: Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid. These classifications are reported to the SEC on Form N-PORT.

During the Program Reporting Period, the Committee reviewed whether the Fund’s strategy is appropriate for an open-end structure, incorporating any holdings of less liquid and illiquid assets. If the Fund participated in derivative transactions, the exposure from such transactions were considered in the LRMP.

The Committee also performed an analysis to determine whether the Fund is required to maintain a Highly Liquid Investment Minimum (“HLIM”). The Committee also incorporated the following information when determining the Fund’s reasonably anticipated trading size for purposes of liquidity monitoring: historical net redemption activity, a Fund’s concentration in an issuer, shareholder concentration, investment performance, total net assets, and distribution channels.

The Adviser informed the Fund Board that the Committee believes the Fund’s LRMP is adequately designed, has been implemented as intended, and has operated effectively since its inception. No material exceptions

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have been noted since the implementation of the LRMP. During the Program Reporting Period, liquidity in all markets was significantly recovered and improved compared to the prior reporting period which included extreme levels of price volatility and relative illiquidity beginning in March 2020 with COVID-19 impacts. As such, the program operated in a relatively robust and benign liquidity environment experienced in markets during the Program Reporting Period. There were no liquidity events that impacted the Fund or its ability to timely meet redemptions during the Program Reporting Period.

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Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested trustees (the “directors”) of AB Corporate Shares (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Tax-Aware Real Return Income Shares (the “Fund”) at a meeting held by video conference on November 2-4, 2021 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Analyst for the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors noted that the Fund is designed as a vehicle for the wrap fee account market (where investors pay fees to a wrap fee sponsor which pays investment fees and expenses from such fee). The directors also noted that no advisory fee is payable by the Fund to the Adviser, that the Advisory Agreement does not include the reimbursement provision for certain administrative expenses included in the advisory agreements of most of the open-end AB Funds, and that the Adviser is responsible for payment of the Fund’s ordinary expenses. The directors noted that the Company acknowledges in the Advisory Agreement that the Adviser and its affiliates expect to receive compensation from third parties in connection with services provided to the Fund under the Advisory Agreement. The directors further noted that the Adviser receives payments from the wrap fee program sponsors (the “Sponsors”) that use the Fund as an investment vehicle for their clients.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund and the money market fund advised by the Adviser in which the Fund invests a portion of its assets.

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The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the AB Funds. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar year 2020 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant at the request of the directors. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors noted that the Fund was not profitable to the Adviser in the period reviewed.

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Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund and the money market fund advised by the Adviser in which the Fund invests. The directors noted that the Adviser is compensated by the Sponsors. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing the Fund’s performance against a broad-based securities market index, in each case for the 1-year period ended July 31, 2021 and (in the case of comparisons with the broad-based securities market index) for the period from inception. The directors were cognizant that the Fund was neither designed nor offered as a standalone investment and was intended to serve solely as a component of certain separately managed accounts (“SMAs”). The Adviser had explained that this attribute made it difficult to select an appropriate benchmark for the Fund. At the directors’ request, the Adviser provided information showing the weighting of the Fund in a current SMA and the overall performance of the SMA versus its stated benchmark. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees

The directors considered the advisory fee rate payable by the Fund to the Adviser (zero) and information provided by the 15(c) provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees payable by other funds.

The directors noted the unusual arrangements in the Advisory Agreement providing for no advisory fee but were cognizant that the Adviser would be indirectly compensated by the Sponsors for its services to the Fund. The directors reviewed the fee arrangements between the Adviser and each of the current Sponsors and noted that such fees were negotiated on an arm’s length basis and were within the range of fees paid by wrap fee sponsors to other advisers of similar funds. While the Adviser’s fee arrangements with the Sponsors vary, the directors acknowledged the

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Adviser’s view that a portion of such fees (less the expenses of the Fund paid by the Adviser) may reasonably be viewed as compensating the Adviser for advisory services it provides to the Fund (the “implied fee”) and that the Adviser believes that while the Sponsors pay the Adviser different fee rates, the rate of fee attributable to Fund management at the Fund level is the same for all Sponsors. The directors also considered the fee rate schedules used by other registered investment companies that invest in fixed income securities that are advised by the Adviser.

The Adviser informed the directors that there were no institutional products managed by it that utilize investment strategies similar to those of the Fund.

The directors did not consider comparative expense information for the Fund because the Fund does not bear ordinary expenses.

Economies of Scale

The directors did not consider the extent to which fee levels in the Advisory Agreement for the Fund reflect economies of scale because the Advisory Agreement does not provide for any compensation to be paid to the Adviser by the Fund and the Fund’s expense ratio is zero. They did note, however, that the fee payable to the Adviser by the current Sponsors declines at a breakpoint based on either individual account sizes or on total assets managed by the Adviser for the Sponsor.

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This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

CORE

Core Opportunities Fund

Select US Equity Portfolio

Sustainable US Thematic Portfolio

GROWTH

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

CORE

Global Core Equity Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund

Sustainable International Thematic Fund

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

GROWTH

Concentrated International Growth Portfolio

VALUE

All China Equity Portfolio

International Value Fund
FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Opportunities Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

Global Bond Fund

High Income Fund

High Yield Portfolio

Income Fund

Intermediate Duration Portfolio

Limited Duration High Income Portfolio

Short Duration Income Portfolio

Short Duration Portfolio

Sustainable Thematic Credit Portfolio

Total Return Bond Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

MULTI-ASSET

All Market Income Portfolio

All Market Total Return Portfolio

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Sustainable Thematic Balanced Portfolio

Tax-Managed All Market Income Portfolio

CLOSED-END FUNDS

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

EXCHANGE-TRADED FUNDS

Tax-Aware Short Duration Municipal ETF

Ultra Short Income ETF

We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

abfunds.com	AB TAX-AWARE REAL RETURN INCOME SHARES | 45

NOTES

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NOTES

abfunds.com	AB TAX-AWARE REAL RETURN INCOME SHARES | 47

NOTES

48 | AB TAX-AWARE REAL RETURN INCOME SHARES	abfunds.com

AB TAX-AWARE REAL RETURN INCOME SHARES

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

TARRIS-0152-1022

ITEM 2.	CODE OF ETHICS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable when filing a semi-annual report to shareholders.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.	INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 13.	EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes —Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AB Corporate Shares

By:	/s/ Onur Erzan
Onur Erzan
President

Date:	December 27, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Onur Erzan
Onur Erzan
President

Date:	December 27, 2022

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date:	December 27, 2022